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                                                                    Exhibit 10.1



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                                 LOAN AGREEMENT


                                 BY AND BETWEEN

                  RES-CARE, INC. AND CONSOLIDATED SUBSIDIARIES
                                  AS BORROWERS

                                       AND

                            PNC BANK, KENTUCKY, INC.
                             AS ADMINISTRATIVE BANK

                                       AND

                         THE BANKS LISTED ON SCHEDULE I
                                    AS BANKS

                            DATED AS OF JUNE 30, 1998







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                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----

SECTION 1         DEFINITIONS AND CROSS REFERENCE...........................2

SECTION 2         REVOLVING CREDIT FACILITIES..............................23

         2.1      Revolving Loan Commitments, Revolving Credit Loans.......23
         2.2      Interest on the Revolving Credit Loans...................28
         2.3      Fees.....................................................33
         2.4      Prepayments and Payments; Reductions in Revolving Loan
                  Commitments..............................................35
         2.5      Use of Proceeds..........................................36
         2.6      Special Provisions Governing
                  Euro-Rate Loans..........................................37
         2.7      Letters of Credit........................................39

SECTION 3         SWING LINE CREDIT FACILITY...............................46

         3.1      Swing Line Credit Facility...............................46
         3.2      Use of Proceeds..........................................48

SECTION 4         INCREASED COSTS; TAXES; CAPITAL
                  ADEQUACY.................................................48

         4.1      Compensation for Increased Costs and Taxes...............48
         4.2      Withholding of Taxes.....................................49
         4.3      Capital Adequacy Adjustment..............................51
         4.4      Banks' Obligation to Mitigate............................51

SECTION 5         CLOSING CONDITIONS.......................................52

         5.1      Initial Closing Conditions...............................52
         5.2      Conditions to All Revolving Credit
                  Loans, Letters of Credit and Swing Line Loans............54

SECTION 6         REPRESENTATIONS AND WARRANTIES...........................56

         6.1      Organization, Standing, etc, of
                  the Borrowers............................................56
         6.2      Qualification............................................56
         6.3      Use of Proceeds..........................................56
         6.4      Intellectual Property....................................56
         6.5      Disclosure; Solvency.....................................57
         6.6      Tax Returns and Payments.................................57
         6.7      Indebtedness, etc........................................57

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         6.8      Title to Properties; Liens; Leases.......................57
         6.9      Litigation, etc..........................................58
         6.10     Authorization; Compliance With Other Instruments, etc....58
         6.11     Enforceability...........................................58
         6.12     Governmental Consent.....................................59
         6.13     Consolidated Subsidiaries................................59
         6.14.    Year 2000................................................59

SECTION 7         AFFIRMATIVE COVENANTS....................................59

         7.1      Maintenance of Properties, etc...........................59
         7.2      Money Obligations, Payment of
                  Taxes, ERISA, etc........................................60
         7.3      Financial Statements and Reports.........................60
         7.4      Financial Records; Inspection............................62
         7.5      Permits, Certificates, Leases, Licenses..................62
         7.6      Notice...................................................62
         7.7      Payment of Obligations...................................63
         7.8      Environmental Matters....................................63
         7.9      Consolidated Subsidiaries and Interests in Persons that
                  are not Consolidated Subsidiaries........................63

SECTION 8         NEGATIVE COVENANTS.......................................64

         8.1      Mergers and Other Extraordinary Events...................64
         8.2      Indebtedness, etc........................................65
         8.3      Use of Assets............................................66
         8.4      Mortgages, Liens, Encumbrances, Security Interests, etc..66
         8.5      Nature of Businesses.....................................68
         8.6      Minimum Net Worth........................................68
         8.7      Ratio of Indebtedness to Cash Flow from Operations.......68
         8.8      Ratio of Senior Indebtedness to Cash Flow from
                  Operations...............................................68
         8.9      Ratio of Debt to Capitalization..........................68
         8.10     Fixed Charge Coverage Ratio..............................69
         8.11     Permitted Business Combinations..........................69
         8.12     Loans, Advances and Guaranties by Borrowers..............69
         8.13     Payment of Dividends.....................................70
         8.14     Interest Rate Agreements.................................70
         8.15     Redemption of Convertible Subordinated Notes.............71

SECTION 9         EVENTS OF DEFAULT; ACCELERATION..........................71

SECTION 10        REMEDIES UPON DEFAULT, ETC...............................73


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         10.1     Defaults.................................................73
         10.2     Offset...................................................74
         10.3     Rights Cumulative........................................74
         10.4     Payment of Costs and Expenses............................74

SECTION 11        THE ADMINISTRATIVE BANK..................................74

         11.1     Appointment..............................................74
         11.2     Delegation of Duties.....................................75
         11.3     Nature of Duties; Independent Credit Investigation.......75
         11.4     Actions in Discretion of the Administrative Bank:
                  Instructions from the Banks..............................75
         11.5     Reimbursement and Indemnification of the Administrative
                  Bank and the Banks by the Borrowers......................76
         11.6     Exculpatory Provisions...................................76
         11.7     Reimbursement and Indemnification of the Administrative
                  Bank by the Banks........................................77
         11.8     Reliance by the Administrative Bank......................77
         11.9     Notice of Default........................................77
         11.10    The Banks in Their Individual Capacities.................77
         11.11    Holders of Revolving Credit Notes........................77
         11.12    Equalization of the Banks................................78
         11.13    Successor Administrative Bank............................78
         11.14    Calculations.............................................79
         11.15    Beneficiaries............................................79

SECTION 12        ASSIGNMENTS AND PARTICIPATIONS...........................79

         12.1     Assignments to Eligible Assignees........................79
         12.2     Participations...........................................79
         12.3     Assignments to Affiliates................................80
         12.4     No Release of Obligations................................80

SECTION 13        INDEMNITY................................................80

SECTION 14        NOTICES..................................................80

SECTION 15        MISCELLANEOUS............................................82

         15.1     Joint and Several Liability of Borrowers; Limitation
                  on Liability of Consolidated Subsidiary Borrowers........82
         15.2     Ratable Sharing..........................................82
         15.3     Waiver...................................................83

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         15.4     Survival of Representations and Warranties...............83
         15.5     Invalidity...............................................83
         15.6     Assignment...............................................83
         15.7     Governing Law............................................83
         15.8     Section Headings.........................................83
         15.9     Entire Agreement.........................................84
         15.10    Time of the Essence......................................84
         15.11    Modifications............................................84
         15.12    Submission to Jurisdiction, Etc..........................84
         15.13    Waiver of Jury Trial.....................................85
         15.14    Execution of Loan Instruments............................86



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LIST OF EXHIBITS
----------------

         Exhibit A:        Form of Revolving Credit Promissory Note
                           (Revolving Credit Facility A)
         Exhibit B:        Form of Revolving Credit Promissory Note
                           (Revolving Credit Facility B)
         Exhibit C:        Swing Line Note
         Exhibit D:        Notice of Conversion/Continuation
         Exhibit E:        Request For Revolving Credit Loan
         Exhibit F:        Request for Swing Line Loan
         Exhibit G:        Compliance Certificate
         Exhibit H:        Assignment Agreement
         Exhibit I:        Confidentiality Agreement
         Exhibit J:        Stock Pledge Agreement (Res-Care)
         Exhibit K:        Form of Security Agreement
         Exhibit L:        UCC-1
         Exhibit M:        Form of Assumption Agreement
         Exhibit N:        Form of Amendment to Stock Pledge Agreement
         Exhibit O:        Form of Stock Pledge Agreement
                           (Shares of Non-Consolidated Person)
         Exhibit P:        Form of Borrower Counsel Opinion
         Exhibit Q:        Application for Letter of Credit


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                    1998 AMENDED AND RESTATED LOAN AGREEMENT
                    ----------------------------------------

THIS 1998 AMENDED AND RESTATED LOAN AGREEMENT (this "Loan Agreement"), is made and entered into this June 30, 1998 by and among (i) PNC BANK, NATIONAL ASSOCIATION, in its capacity as the administrative bank hereunder (in such capacity the "Administrative Bank"); (ii) the Banks identified on SCHEDULE I hereto (all of such Banks are hereinafter collectively referred to as the "Banks", and each is hereinafter individually referred to as a "Bank"); and
(iii) RES-CARE, INC., a Kentucky corporation with principal office and place of business in Louisville, Kentucky ("Res-Care") and each of the Consolidated Subsidiaries of Res-Care identified on SCHEDULE II hereto (Res-Care and each Consolidated Subsidiary, a "Borrower," and all of the foregoing collectively, the "Borrowers").



                   P R E L I M I N A R Y  S T A T E M E N T:
                   - - - - - - - - - - -  - - - - - - - - -

         A. Res-Care and certain other Existing Borrowers (defined herein) obtained from the Administrative Bank and certain of the Banks credit accommodations pursuant to a Loan Agreement dated as of December 23, 1996 (the "1996 Loan Agreement") including the following: (i) a revolving line of credit in the principal amount of Sixty Five Million Dollars ($65,000,000) (the "Original Revolving Credit Facility"), (ii) a commitment to issue letters of credit for the account of the Borrowers in an aggregate outstanding amount of up to Ten Million Dollars ($10,000,000) and (iii) a swing revolving line of credit in the principal amount of Seven Million Five Hundred Thousand Dollars ($7,500,000) (the "Original Swing Line Credit Facility").

         B. Res-Care and certain other Existing Borrowers and the Administrative Bank and certain of the Banks amended the 1996 Loan Agreement pursuant to a First Amendment to Loan Instruments dated as of June 23, 1997 (the "First Amendment to Loan Instruments"), providing for, among other things, (i) the increase of the principal amount of the Original Revolving Credit Facility to One Hundred Million Dollars ($100,000,000), (ii) the increase of the principal amount of the Original Swing Line Credit Facility to Twelve Million Five Hundred Thousand Dollars ($12,500,000), (iii) the amendment of certain financial covenants and (iv) the addition of certain New Borrowers as parties to the Loan Instruments.

         C. Res-Care and certain other Existing Borrowers and the Administrative Bank and certain of the Banks further amended the 1996 Loan Agreement pursuant to a Second Amendment to Loan Instruments dated as of November 20, 1997 (the "Second Amendment to Loan Instruments"), providing for, among other things, (i) the consent of the Banks to the Borrowers' incurring of subordinated indebtedness, (ii) the amendment of certain financial covenants and (iii) the addition of certain other New Borrowers as parties to the Loan Instruments.

         D. Res-Care and certain other Existing Borrowers and the Administrative Bank and certain of the Banks further amended the 1996 Loan Agreement pursuant to a Third Amendment to Loan Instruments dated as of March 12, 1998 (the "Third Amendment to Loan Instruments"), providing for, among other things, the Existing Borrowers to add certain New Borrowers and to make certain other amendments. The 1996 Loan Agreement, as amended by the First Amendment to Loan Instruments, the Second Amendment to Loan Instruments and the Third Amendment to Loan Instruments, is referred to as the "Old Loan Agreement."

         E. The Existing Borrowers wish to amend and restate the Loan Agreement and the Loan Instruments to provide for, among other things, (i) the increase of the principal amount of the Original Revolving Credit Facility to One Hundred Seventy Five Million Dollars ($175,000,000), (ii) the increase of the principal amount of the Original Swing Line Credit Facility to Fifteen Million Dollars ($15,000,000), (iii) the creation of a new revolving credit facility in the principal amount of Twenty Five Million Dollars ($25,000,000) with a 364-day term, (iv) the amendment of certain financial covenants and (v) the addition of certain New Borrowers as parties to the Loan Instruments.

         The Old Loan Agreement and the exhibits and schedules thereto, as amended and restated by this Loan Agreement and the exhibits and schedules hereto, referred to as the "Loan Agreement." Each capitalized term used herein, unless otherwise expressly defined herein, shall have the meaning set forth in the Loan Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:



                                    SECTION 1
                         DEFINITIONS AND CROSS REFERENCE
                         -------------------------------

         Certain terms used in this Loan Agreement are defined in this Section 1; other terms are defined elsewhere in this Loan Agreement.

         1.1 "Accounts Receivable" means all (a) rights to payment for any goods sold or services performed, whether such right to payment exists on the date of this Loan Agreement or is created thereafter, and whenever and wherever acquired, whether or not such right to payment has been earned by performance, and whether or not such right to payment is evidenced by any document, instrument or chattel paper, and all claims against common carriers for goods and Inventory lost in transit; and (b) the proceeds or products of any of the foregoing. The term "Accounts Receivable" includes the term "account" as defined in KRS 355.9-106. The amount of an Account Receivable shall be the amount of the receivable net of all discounts.




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         1.2 "Administrative Bank" has the meaning assigned to that term in the introduction to this Loan Agreement.

         1.3 "Administrative Bank Change in Control" means the acquisition by any Person or "group" (as defined in Section 13 (d) (3) of the Securities Exchange Act of 1934, as amended) of more than 50% of the Voting Stock of PNC Bank Corp., including any such acquisition by merger or consolidation.

         1.4 "Advance" means with respect to any Borrower, each and every advance of proceeds under the Revolving Credit Facilities, the Letter of Credit Subfacility, or the Swing Line Credit Facility, directly or indirectly, to such Borrower, regardless of whether such advance is accounted for under GAAP as an extension of credit, a contribution of capital or otherwise.

         1.5 "Affiliate" means, as applied to any Person, (i) any other Person directly or indirectly controlling, controlled by, or under common control with, that Person, (ii) any other Person that, directly or indirectly, owns or controls, whether beneficially or as a trustee, guardian or other fiduciary, 10% or more of the stock having ordinary voting power in the election of directors of such Person, or (iii) each of such Person's directors and officers appointed by the Board of Directors of such Person. For the purposes of this definition, "control" (including with correlative meanings, the terms "controlling," "controlled by" and "under common control with") , as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

         1.6 "Amendment to Security Agreements" means the Amendment to Security Agreements dated as of the Closing Date executed by each of the Existing Borrowers in favor of the Banks, amending the Security Agreements previously delivered by the Existing Borrowers to the Administrative Bank.

         1.7 "And/or" means one or the other or both, or any one or more or all, of the things or persons or parties in connection with which the conjunction is used.

         1.8 "Applicable Base Rate Margin" means the applicable per annum percentage set forth in the table appearing in Section 2.2A hereof, with respect to Base Rate Loans.

         1.9 "Applicable Euro-Rate Margin" means the applicable per annum percentage set forth in the table appearing in Section 2.2A hereof, with respect to Euro-Rate Loans.

         1.10 "Applicable Commitment Fee Percentages" means the applicable per annum percentage set forth in the table appearing in Section 2.3B hereof, with respect to the calculation of Revolving Credit Commitment Fees.


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         1.11 "Applicable Letter of Credit Percentages" means the applicable per annum percentage set forth in the table appearing in Section 2.7F of the Loan Agreement.

         1.12 "Application and Agreement For Letter of Credit" means the document substantially in the form of EXHIBIT Q annexed hereto, with appropriate insertions and deletions, with respect to the proposed issuance or amendment of a Letter of Credit.

         1.13 "Assignment Agreement" means an Assignment Agreement between an assigning Bank and its assignee, substantially in the form of EXHIBIT H annexed hereto.

         1.14 "Assumption Agreement" means an Assumption Agreement in favor of the Administrative Bank, for the benefit of the Banks, executed and delivered by a Consolidated Subsidiary that becomes a Borrower subsequent to the Closing Date, pursuant to the requirement of Section 7.9 hereof, substantially in the form of EXHIBIT M hereto.

         1.15 "Authorized Officer" means the President, the Financial Officer and any other officer of Res-Care, for itself and as agent for the other Borrowers, who, by the Articles of Incorporation, Bylaws or Resolutions of the Board of Directors of such Borrower, is authorized to execute and deliver this Loan Agreement and the other Loan Instruments on behalf of such Borrower.

         1.16 "Banks" has the meaning assigned to that term in the introduction to this Loan Agreement.

         1.17 "Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy" as now and hereafter in effect, or any successor statute.

         1.18 "Base Rate" means the variable rate per annum equal to the higher of (i) the Federal Funds Effective Rate plus one half of one percent (0.5%), as the same may change from time to time, or (ii) the Prime Rate, as the same may change from time to time.

         1.19 "Base Rate Loan" means Revolving Credit Loans bearing interest at rates determined with reference to the Base Rate, as the same may change from time to time as provided in Section 2.2A.

         1.20 "Borrowers" means each and any of the Persons identified as "Borrowers" in SCHEDULE II to this Loan Agreement, as it may be amended from time to time to include as "Borrowers" any new Consolidated Subsidiaries hereafter acquired or created, pursuant to the provisions of Section 7.9 hereof.

         1.21 "Borrowers' Loan Accounts" means the accounts respectively on the books of the Banks in which will be recorded Revolving Credit Loans made by the Banks to the Borrowers, payments made on such Revolving Credit Loans and other appropriate debits and credits as provided by this Loan Agreement.

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         1.22 "Business Combination" means any acquisition or merger, whether accounted for under GAAP as a purchase or pooling of interests and regardless of whether the value of the consideration paid or received is comprised of cash, assets, common stock, preferred stock, partnership interests, limited liability company or limited liability partnership interests.

         1.23 "Business Combination Consideration" means the aggregate legal consideration paid by Res-Care and/or its Consolidated Subsidiaries in connection with a Business Combination, which legal consideration shall be the sum of the consideration granted by the Borrowers (whether by cash, stock or other means), plus the amount of the acquired entity's debt assumed or refinanced by the Borrowers (and excluding any of the acquired entity's debt not assumed or refinanced by the Borrowers). For purposes of determining the "Business Combination Consideration" herein, common stock of Res-Care issued to a seller in a Business Combination shall be valued at 50% of the market value of such common stock (based upon the closing price of the common stock of Res-Care as reported on the NASDAQ National Market System) as of the effective date of the Business Combination.

         1.24 "Business Day" means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the Commonwealth of Kentucky or is a day on which banking institutions located in the Commonwealth of Kentucky are authorized or required by law or other governmental action to close.

         1.25 "Capital Lease" means each capital lease of the Borrowers with respect to which at least a portion of the obligation of the Borrowers thereunder is properly classified a liability on a balance sheet in conformity with GAAP.

         1.26 "Capitalization" means the sum of the amounts for the period in question of (i) the Net Worth and (ii) the Debt of the Borrowers.

         1.27 "Cash Flow from Operations" means the sum of the amounts for the period in question of (i) Net Income, (ii) Interest Expense, (iii) provisions for taxes based on income, (iv) depreciation, amortization and other non-cash charges to Net Income, minus non-cash credits to Net Income, of the Borrowers on a consolidated basis in accordance with GAAP, determined as of the end of each month, for the previous 12 months. The Borrowers may include in the calculation of "Cash Flow from Operations" the sum of (i), (ii), (iii) and (iv) for the 12 months preceding the date of calculation for any entity that has been acquired in a Permitted Business Combination; provided, however, that:

                  (a) until such time as section (b) below is applicable, if the portion of the sum of (i), (ii), (iii) and (iv) that is based upon pre-acquisition unaudited financial results of entities acquired in Permitted Business Combinations (the "Pre-Acquisition Cash Flow from Operations") equals or exceeds twenty five percent (25%) (the "Cash Flow from Operations Limitation") of the total "Cash Flow from Operations" of the Borrowers for the period being measured, then the calculation of total "Cash Flow from Operations" may include the portion


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         of the Pre-Acquisition Cash Flow from Operations that is equal to the
         Cash Flow from Operations Limitation but must exclude the portion of Pre-Acquisition Cash Flow from Operations that exceeds the Cash Flow from Operations Limitation;

                  (b) if the calculation of "Cash Flow from Operations" is performed at any time from the beginning of the seventh month after the date of acquisition of an entity until the end of the twelfth month following the acquisition, the calculation with respect to such entity shall be based upon the actual financial results of such entity for the period occurring after the acquisition, annualized on a 12-month basis;

                  (c) Net Income for purposes of the calculation of Cash Flow from Operations shall not include any Net Income of a Borrower derived from such Borrower's ownership of a Person that is not a Consolidated Subsidiary except to the extent such Borrower has received a distribution of such Net Income from such Person; and

                  (d) Net Income for purposes of the calculation of "Cash Flow from Operations" may include an adjustment, subject to the approval of the Administrative Bank in its discretion exercised reasonably, to increase Net Income by the amount of certain extraordinary or non-recurring expenses as were incurred by entities acquired in Permitted Business Combinations during the 12 months preceding the date of calculation, to the extent that the Borrowers have demonstrated to the reasonable satisfaction of the Administrative Bank that such extraordinary or non-recurring expenses will not continue during the period after the acquisition.

         1.28 "Change in Control" means (i) the acquisition by any Person other than Res-Care or "group" (as defined in Section 13 (d) (3) of the Securities Exchange Act of 1934, as amended) of more than 50% of the Voting Stock of Res-Care, including any such acquisition by merger or consolidation or (ii) the acquisition by any Person other than Res-Care or "group" as defined in clause
(i) of more than 30% of the Voting Stock of Res-Care, including any such acquisition by merger or consolidation, accompanied by a change in the Board of Directors of Res-Care during any period of up to 12 consecutive months, such that individuals who at the beginning of such period were directors of Res-Care shall cease for any reason (other than death, disability or retirement of an officer of Res-Care who is serving as a director at such time so long as another officer of Res-Care replaces such Person as a director) to constitute a majority of the Board of Directors of Res-Care.


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         1.29 "Closing Fees" means the Closing Fees described in Section 2.3A hereof and set forth in SCHEDULE 2.3A hereto.

         1.30 "Closing Date" means June 30, 1998.

         1.31 "Compliance Certificate" means a certificate substantially in the form of EXHIBIT G annexed hereto delivered by the Borrowers to the Administrative Bank pursuant to Section 7.3(iii) hereof.

         1.32 "Confidentiality Agreement" means a Confidentiality Agreement between a Bank and a potential assignee Bank or a potential participant Bank substantially in the form of EXHIBIT I annexed hereto.

         1.33 "Consolidated Subsidiary" means each Subsidiary of Res-Care whose accounts are or should be consolidated with those of Res-Care in accordance with GAAP. As of the Closing Date, the Consolidated Subsidiaries of Res-Care are listed on SCHEDULE 6.13.

         1.34 "Contingent Obligations" means, with respect to the Borrowers, any direct or indirect liability, contingent or otherwise (excluding all transactions which, on a consolidated basis under GAAP, should be eliminated) of the Borrowers, (i) with respect to any indebtedness, lease, dividend, letter of credit or other obligation of another (excluding reimbursement obligations with respect to surety or performance bonds incurred in the ordinary course of a Borrower's business and in accordance with ordinary trade practices) if the primary purpose or intent thereof by the Borrowers is to provide assurance to the obligee of such obligation of another that such obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holder of such obligation will be protected (in whole or in part) against loss in respect thereof, or (ii) under any letter of credit issued for the account of the Borrowers or for which the Borrowers are otherwise liable for reimbursement thereof, or (iii) under interest rate swap agreements, interest rate collar agreements or other similar arrangements providing interest rate protection. Contingent Obligations shall include, without limitation, (a) the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by the Borrowers of the obligation of another, and (b) any liability of the Borrowers for the obligations of another through any agreement (contingent or otherwise) (1) to purchase, repurchase, or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), (2) to maintain the solvency of any balance sheet item, level of income or financial condition of another, or (3) to make take-or-pay or similar payments if required regardless of non-performance by any other party or parties to an agreement, in the case of any agreement described under subclauses (1), (2) or (3) of this sentence the primary purpose or intent thereof is as described in clause (i) of the preceding sentence. The amount of any Contingent Obligation, as at any time of determination, shall be equal to the amount of the obligation so guaranteed or otherwise supported at such time of determination which amount shall be deemed to be the amount of such obligation guaranteed, as reasonably estimated by the Borrowers, if such


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

amount cannot be specifically determined at the time of determination. A schedule of the Contingent Obligations of Res-Care as of the Closing Date is attached to the Loan Agreement as SCHEDULE 1.34.

         1.35 "Continuing Director" means any member of the Board of Directors of Res-Care who is a member of such Board on the Closing Date and any Person who is a member of such Board and whose nomination as a director was approved by a majority of the Continuing Directors then on the Board of Directors of Res-Care.

         1.36 "Convertible Subordinated Notes" means the Convertible Subordinated Notes of Res-Care in the principal amount not exceeding $115,000,000, which meet all of the criteria set forth in Section 8.2 hereof.

         1.37 "Convertible Subordinated Notes (Normal Life)" means the convertible subordinated notes issued by Res-Care in favor of certain former shareholders of Normal Life in connection with the acquisition of Normal Life stock, in the aggregate amount not exceeding $22,000,000.

         1.38 "Covered Tax" means any Tax that is not an Excluded Tax.

         1.39 "Current Maturities of Long Term Debt" means the current principal maturities of all indebtedness for borrowed money (including but not limited to amortization of capitalized lease obligations) having an original term of one year or more.

         1.40 "Date of Determination" means, for purposes of determining the applicable Pricing Level on any Pricing Level Calculation Date, the last day of the most recently ended calendar month.

         1.41 "Debt" means, with respect to the Borrowers on a consolidated basis in accordance with GAAP, (i) all indebtedness for borrowed money, including, without limitation, all Revolving Credit Loans and all Swing Line Loans, issued for the account of the Borrowers, but excluding reimbursement obligations of the Borrowers in respect of all letters of credit, including the Letters of Credit, and (ii) that portion of obligations with respect to Capital Leases which is properly classified as a liability on a balance sheet in conformity with GAAP.

         1.42 "Default Rate" means, (i) for any Revolving Credit Loan bearing interest as a Base Rate Loan or as a Euro-Rate Loan, and (ii) for any Swing Line Loan, the Base Rate plus the Applicable Base Rate Margin plus two percent (2%).

         1.43 "Designated Interest Rate Agreement" shall have the meaning set forth in Section 8.14 hereof.

         1.44 "Dollars" or "$" means lawful currency of the United States of America.

         1.45 "EBIT" means, for the period in question, the sum of the amounts for such period of the Borrowers' (i) Net Income, (ii) Interest Expense, and
(iii) provisions for taxes based on income, minus non-cash credits to Net Income, of the Borrowers on a consolidated basis in accordance with GAAP, determined as of the end of each month, for the previous 12 months. The Borrowers may include in the calculation of "EBIT" the sum of (i), (ii) and (iii) for the 12 months preceding the date of calculation for any entity that has been acquired in a Permitted Business Combination; provided, however, that:

                  (a) until such time as section (b) below is applicable, if the portion of the sum of (i), (ii) and (iii) that is based upon pre-acquisition unaudited financial results of entities acquired in Permitted Business Combinations (the "Pre-Acquisition EBIT") equals or exceeds twenty five percent (25%) (the "EBIT Limitation") of the total "EBIT" of the Borrowers for the period being measured, then the calculation of total "EBIT" may include the portion of the Pre-Acquisition EBIT that is equal to the EBIT Limitation but must exclude the portion of Pre-Acquisition EBIT that exceeds the EBIT Limitation;

                  (b) if the calculation of "EBIT" is performed at any time from the beginning of the seventh month after the date of acquisition of an entity until the end of the twelfth month following the acquisition, the calculation with respect to such entity shall be based upon the actual financial results of such entity for the period occurring after the acquisition, annualized on a 12-month basis;

                  (c) Net Income for purposes of the calculation of "EBIT" shall not include any Net Income of a Borrower derived from such Borrower's ownership of a Person that is not a Consolidated Subsidiary except to the extent such Borrower has received a distribution of such Net Income from such Person; and

                  (d) Net Income for purposes of the calculation of "EBIT" may include an adjustment, subject to the approval of the Administrative Bank in its discretion exercised reasonably, to increase Net Income by the amount of certain extraordinary or non-recurring expenses as were incurred by entities acquired in Permitted Business Combinations during the 12 months preceding the date of calculation, to the extent that the Borrowers have demonstrated to the reasonable satisfaction of the Administrative Bank that such extraordinary or non-recurring expenses will not continue during the period after the acquisition.

         1.46 "Enforcement Date" means the earlier of the date of the commencement of a case under Title 11 of the United States Code involving Res-Care or any Consolidated Subsidiary or the date enforcement under this Loan Agreement is sought.

         1.47 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute.

         1.48 "Euro-Rate" means, with respect to Euro-Rate Loans, the interest rate per annum determined by the Administrative Bank by dividing (the resulting quotient rounded upward to the nearest 1/100th of 1% per annum) (i) the rate of interest determined by the Administrative Bank in accordance with its usual procedures (which determination shall be conclusive and binding upon the Borrowers, absent manifest error on the part of the Administrative Bank) to be equal to the offered rate for deposits in Dollars for the applicable Interest Period which appear on Page 3750 of the TELERATE rate reporting system or other similar system as of approximately 11 a.m, Greenwich Mean Time, two (2) Business Days prior to the first day of such Interest Period and having a borrowing date and a maturity comparable to such Interest Period by (ii) a number equal to 1.00 minus the Euro-Rate Reserve Percentage. The Euro-Rate may also be expressed by the following formula:


                  Euro-Rate = Offered Rate on TELERATE page 3750
                  ----------------------------------------------
                       1.00 - Euro-Rate Reserve Percentage

         1.49 "Euro-Rate Loans" means Revolving Credit Loans bearing interest at rates determined by reference to the Euro-Rate as provided in Section 2.2A hereof.

         1.50 "Euro-Rate Reserve Percentage" of the Administrative Bank for the Interest Period for any Euro-Rate Loan means the reserve percentage applicable, if any, during such Interest Period (or, if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for the Administrative Bank with respect to liabilities or assets consisting of or including eurocurrency liabilities (within the meaning of that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time) having a term equal to such Interest Period.

         1.51 "Events of Default" means the occurrence or happening of any of the matters set forth in Section 9 hereof.

         1.52 "Excluded Tax" means any of the following taxes, levies, imposts, duties, deductions, withholdings or charges, and all liabilities with respect thereto: (i) Taxes imposed on the net income of any Bank or a Tax Transferee (including without limitation branch profits taxes, minimum taxes and taxes computed under alternative methods, at least one of which is based on net income) (collectively referred to as "net income taxes") by (A) the United States of America, (B) the jurisdiction under the laws of which such Bank or Tax Transferee is organized or any political subdivision thereof, or (C) the jurisdiction of such Bank's or Tax Transferee's applicable lending office or any political subdivision thereof, or (D) any jurisdiction in which such Bank or Tax Transferee is doing business, (ii) any Taxes to the extent that they are in effect and would apply to a payment to any Bank as of the Closing Date, or as of the date such Person becomes a Bank, in the case of any assignee pursuant to
Section 13 hereof, (iii) any Taxes that are in effect and would apply to a payment to a Tax Transferee as of the date of acquisition of any portion of the Revolving Credit Loans by such Tax Transferee or the date of the change of lending office of such Tax Transferee, as the case may be (PROVIDED HOWEVER that a Person shall not be considered a Tax Transferee for purposes of this clause (iii) as a result of a change of its lending office or the taking of any other steps pursuant to Section 4.4 hereof), (iv) any Taxes to the extent of any credit or other Tax benefit available to any Bank or Tax Transferee, as applicable, as a result thereof, or (v) any Taxes that would not have been imposed but for the failure by any Bank or Tax Transferee, as applicable, to provide and keep current any certification or other documentation required to qualify for an exemption from or reduced rate of any Tax.

         1.53 "Existing Borrowers" means any and all Borrowers party to the Loan Agreement as of June 30, 1998, but does not currently include the entities listed on SCHEDULE II.B to the Loan Agreement.

         1.54 "Facility" or "Facilities" means each facility, program, group home and training center now or hereafter owned, operated and/or managed by any of the Borrowers at which the services or programs described in Section 8.5 hereof are provided by the Borrowers.

         1.55 "Fair Saleable Value" of any assets means the amount which may be realized as of the Enforcement Date, within a reasonable time, either through collection of such assets or sale of such assets at the regular market value, understanding "regular market value" to mean the amount which could be obtained for the assets in question within such period by a capable and diligent businessman from an interested buyer who is willing to purchase under ordinary selling conditions.

         1.56 "Federal Funds Effective Rate" for any day shall mean the rate per annum (based on a year of 360 days and actual days elapsed and rounded upward to the nearest 1/100 of 1%) announced by the Federal Reserve Bank of New York (or any successor) on such day as being the weighted average of the rates on overnight Federal funds transactions arranged by Federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank (or any successor) in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the "Federal Funds Effective Rate" as of the date of this Agreement; PROVIDED, if such Federal Reserve Bank (or its successor) does not announce such rate on any day, the "Federal Funds Effective Rate" for such day shall be the Federal Funds Effective Rate for the last day on which such rate was announced.

         1.57 "Financial Officer" means the chief financial officer of Res-Care or other officer who is the highest ranking officer with responsibility for the financial affairs of Res-Care.

         1.58 "Fiscal Quarter" means a fiscal quarter of the Borrowers. The Fiscal Quarters of the Borrowers currently end on the last day of each March, June, September and December of each calendar year.

         1.59 "Fiscal Year" means a fiscal year of the Borrowers. The Borrowers' current Fiscal Year ends on the last day of December of each calendar year.

         1.60 "Fixed Charge Coverage Ratio" means, as of any Date of Determination thereof, the ratio of (i) the sum of the Borrowers' EBIT and Operating Lease/Rental Expense to (ii) the sum of the Borrowers' Interest Expense, Operating Lease/Rental Expense and Current Maturities of Long Term Debt.

         1.61 "Funding Date" means the date of the funding of a Revolving Credit Loan.

         1.62 "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination, as applied in accordance with the modifications contained in Section 1.117 hereof.

         1.63 "General Intangibles" means all intangible personal property (including things in action) other than goods, accounts, chattel paper, documents and instruments (all as defined in the Uniform Commercial Code), whether such personal property is owned on the date of this Loan Agreement, or is acquired thereafter, and shall include, but is not limited to, all existing and future royalties, rights, claims, benefits and proceeds in, under or to any franchise agreements, insurance policies, customer lists, choses in action, books, records, patents and patents applications, copyrights, trademarks, trade names, trade secrets, sales contracts, licenses, certificates of need, permits, tax and any other types of refunds, returned and unearned insurance premiums, claims, product designs, drawings, technical data, computer programs, computer tapes and software, catalogs, blue prints, contract rights, and all rights as an unpaid vendor or lienor, including stoppage in transit, replevin or reclamation. The term "General Intangible" includes "general intangible" as defined in KRS 355.9-105.

         1.64 "Governmental Authority" shall mean any Federal, state, municipal, national or other governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any governmental or any court, in each case whether associated with a state of the United States, the United States, or a foreign entity or government.

         1.65 "Indebtedness" means, with respect to the Borrowers on a consolidated basis in accordance with GAAP, (i) all indebtedness for borrowed money, including, without limitation, all Revolving Credit Loans, all Swing Line Loans, all reimbursement obligations of the Borrowers in respect of all letters of credit, including the Letters of Credit, issued for the account of the Borrowers, (ii) that portion of obligations with respect to Capital Leases which is properly classified as a liability on a balance sheet in conformity with GAAP, (iii) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money, (iv) any obligation owed for all or any part of the deferred purchase price of property or services which purchase price is (y) due more than six months from the date of incurrence of the obligation in respect thereof, or (z) evidenced by a note or similar written instrument, but excluding trade payables incurred in the ordinary course of business, (v) all indebtedness secured by any lien on any property or asset owned by the Borrowers regardless of whether the indebtedness secured thereby shall have been assumed by the Borrowers or is non-recourse to the credit of the Borrowers but only to the extent of the fair market value of any such property or assets, and (vi) all other Contingent Obligations of the Borrowers not otherwise included in clauses (i) through (v) of this Section. In calculating Indebtedness for purposes of determining any financial ratio that must be met herein, the calculation of Indebtedness shall be reduced by an amount equal to the difference (if positive) between (i) the Borrowers' cash and marketable securities and (ii) $10,000,000.

         1.66 "Indenture" means the Indenture under which the Convertible Subordinated Notes were issued.

         1.67 "Interest Expense" means, for the period in question, total interest expense (including that attributable to capital leases in conformity with GAAP) of the Borrowers with respect to all outstanding Indebtedness of the Borrowers, including, without limitation, all capitalized interest, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs and benefits under Interest Rate Agreements, whether payable in cash or accrued (including amortization of discount), all as determined on a consolidated basis in accordance with GAAP.

         1.68 "Interest Payment Date" means, (i) with respect to each Base Rate Loan, the last day of each calendar quarter during which such Base Rate Loan is outstanding in whole or in part, (ii) with respect to each Euro-Rate Loan, the ninetieth (90th) day of the Interest Period applicable to such Euro-Rate Loan, and/or the last day of the Interest Period applicable to such Euro-Rate Loan, and (iii) with respect to each Swing Line Loan, the last day of each calendar quarter during which such Swing Line Loan is outstanding in whole or in part, and (iv) with respect to all Revolving Credit Loans and Swing Line Loans, the date of maturity thereof.

         1.69 "Interest Period" means any interest period applicable to a Euro-Rate Loan, as determined pursuant to Section 2.2B hereof.

         1.70 "Interest Rate Agreement" means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement.

         1.71 "Interest Rate Determination Date" means each date for calculating the Euro-Rate for purposes of determining the interest rate in respect of an Interest Period. The Interest Rate Determination Date shall be the date which is two (2) Business Days prior to the related Interest Period for a Euro-Rate Loan.

         1.72 "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended to the date hereof and from time to time hereafter.

         1.73 "Letters of Credit" means all letters of credit or similar instruments issued by PNC for the account of the Borrowers pursuant to Section
2.7 of the Loan Agreement for the purpose of securing the performance, payment, deposit or surety obligations of Res-Care or a Subsidiary (including any such obligations of Res-Care or a Subsidiary under applicable workers compensation laws).

         1.74 "Letter of Credit Subfacility" means the commitment of PNC, to issue Letters of Credit for the account for Res-Care or a Subsidiary up to an aggregate amount at any one time outstanding of Twenty Million Dollars ($20,000,000). The Letter of Credit Subfacility is a sublimit of Revolving Credit Facility A.

         1.75 "Letter of Credit Fee" has the meaning assigned to that term in
Section 2.7F(i) hereof.

         1.76 "Letter of Credit Fronting Fee" has the meaning assigned to that term in Section 2.7F(v) hereof.

         1.77 "Letter of Credit Usage" means, as at any date, the sum of (i) the maximum aggregate amount which is or at any time thereafter may become available for drawing under all Letters of Credit then outstanding, plus (ii) the aggregate amount of all drawings under all Letters of Credit honored by PNC and not theretofore reimbursed by the Borrowers to PNC, whether by virtue of the Banks making a Revolving Credit Loan to the Borrowers to enable the Borrowers to reimburse PNC for such drawing or otherwise.

         1.78 "Loan Agreement" means this Loan Agreement as further amended, supplemented or otherwise modified from time to time.

         1.79 "Loan Instruments" means this Loan Agreement, the Revolving Credit Notes, the Swing Line Note, each Application and Agreement for Letter of Credit, the Stock Pledge Agreements, the Security Agreements and all other agreements, documents and instruments now or hereafter evidencing and/or pertaining to this Loan Agreement and/or the other Obligations, and as may be further amended, supplemented or otherwise modified from time to time.

         1.80 "Loan Year" means July 1 of a calendar year through June 30 of the following calendar year.

         1.81 "Majority Banks" has the meaning set forth in Section 15.11 hereof.

         1.82 "Maximum Consolidated Subsidiary Borrower Amount" means the excess of (A) the aggregate Fair Saleable Value of the assets of a Borrower that is a Consolidated Subsidiary on the Enforcement Date over (B) the amount of "Debts" of such Consolidated Subsidiary on the Enforcement Date. For purposes of calculating the Maximum Consolidated Subsidiary Borrower Amount, "Debts" means the present value, as of the Enforcement Date, of known probable liabilities of any Borrower, whether matured or unmatured, liquidated or unliquidated, absolute, fixed or contingent (other than (i) any liabilities under this Loan Agreement, (ii) any guaranty that is subordinated in right of payment to obligations of such Borrower under this Loan Agreement, and (iii) all intercompany indebtedness owed by such Borrower to Res-Care or another Borrower, as such term is defined in the Loan Agreement, to the extent that such intercompany indebtedness owed by such Borrower may be discharged by offsetting the amount paid by such Borrower under this Loan Agreement against such intercompany indebtedness, whether such offset may be effected by operation of law, pursuant to implied or express contractual rights, whether relating to intercompany accounts or rights of contribution or subrogation, or otherwise), with contingent or unliquidated liabilities being measured at the amount which, in light of all the facts and circumstances existing as of the Enforcement Date, represents the amount which could reasonably be expected to become an actual or matured liability.

         1.83 "Net Income" means, for the period in question, the net income (or loss) of the Borrowers for such period taken as a single accounting period, determined on a consolidated basis in accordance with GAAP and excluding any extraordinary items and changes due to changes in accounting principles; provided, however, that Net Income shall include the reversal of reserves that had previously been charged against Net Income.

         1.84 "Net Worth" means, as at any date on which the amount thereof shall be determined, the shareholders' equity of Res-Care as determined on a consolidated basis in accordance with GAAP.

         1.85 "New Borrowers" means certain Subsidiaries created or acquired since March 12, 1998, specifically identified as all of the entities on SCHEDULE II..A hereto.

         1.86 "Normal Life" means Normal Life, Inc., a subsidiary of Res-Care.

         1.87 "Notice of Conversion/Continuation" means the Notice in the form of EXHIBIT D annexed hereto with respect to the conversion and/or continuation of the interest rate(s) applicable to the Revolving Credit Loans.

         1.88 "Obligations" means, collectively, (i) the entire unpaid principal balance of and all interest now accrued or hereafter to accrue on the Revolving Credit Notes, (ii) the entire unpaid principal balance of and all interest now accrued or hereafter to accrue on the Swing Line Note, (iii) the obligation of the Borrowers to reimburse PNC for all drafts honored by PNC under Letters of Credit together with accrued interest thereon, (iv) the obligation of the Borrowers to pay all rent and all other amounts now or hereafter due under all Capital Leases now or hereafter entered into by the Borrowers, (v) the performance of all of the covenants, agreements and obligations of the Borrowers hereunder and under the other Loan Instruments, and (vi) all other liabilities, obligations, covenants and duties owing by the Borrowers to any Bank arising under or pursuant to this Loan Agreement or the other Loan Instruments of any kind or nature, present or future, and whether or not evidenced by any note, guaranty or other instrument. The term "Obligations" includes, without limitation, all interest, charges, expenses, reasonable attorneys' fees and any other sums chargeable to the Borrowers under this Loan Agreement and/or any other Loan Instrument.

         1.89 "Offered Rate" means the interest rate quoted from time to time by PNC to the Borrowers as applicable to Swing Line Loans made or to be made by PNC to the Borrowers for an Offered Rate Period. The Offered Rate shall constitute, on each Funding Date of a Swing Line Loan, the Administrative Bank's fully absorbed cost of funds on such date plus the Applicable Euro-Rate Margin (including any applicable surcharge referred to in Section 2.2A(iii) hereof) in effect on the Funding Date of such Swing Line Loan.

         1.90 "Offered Rate Period" means the time period from one (1) to seven
(7) consecutive calendar days for which the Administrative Bank offers an Offered Rate for a Swing Line Loan under Section 3.1 hereof.

         1.91 "Operating Lease/Rental Expense" means that portion of obligations with respect to non-capital leases.

         1.92 "Permitted Business Combination" means a Business Combination that meets all of the requirements of Section 8.11 hereof.

         1.93 "Person" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, other entity or group, institution, party or government, whether federal, state, county, city, municipal or other, or any agency or division thereof.

         1.94 "Potential Default" means the occurrence of any act or event which, with the giving of notice and/or the passage of time, or both, would become an Event of Default.

         1.95 "Pricing Level" means, for any Pricing Period, Pricing Level I, Pricing Level II, Pricing Level III, Pricing Level IV, Pricing Level V, Pricing Level VI or Pricing Level VII, as may be in effect for such Pricing Period; PROVIDED that, the Default Rate shall be in effect upon the occurrence and during the continuation of any Event of Default.

         1.96 "Pricing Level I" means the Pricing Level that will be in effect for the applicable Pricing Period if, as at the relevant Date of Determination, the ratio of the Borrowers' Indebtedness as measured on such Date of Determination, to the Borrowers' Cash Flow from Operations as measured on such Date of Determination, is less than 1.50 to 1.00.

         1.97 "Pricing Level II" means the Pricing Level that will be in effect for the applicable Pricing Period if, as at the relevant Date of Determination, the ratio of the Borrowers' Indebtedness as measured on such Date of Determination, to the Borrowers' Cash Flow from Operations as measured on such Date of Determination, is equal to or greater than 1.50 to 1.00, but is less than 2.00 to 1.00.

         1.98 "Pricing Level III" means the Pricing Level that will be in effect for the applicable Pricing Period if, as at the relevant Date of Determination, the ratio of the Borrowers' Indebtedness as measured on such Date of Determination, to the Borrowers' Cash Flow from Operations as measured on such Date of Determination, is equal to or greater than 2.00 to 1.00, but is less than 2.50 to 1.00.

         1.99 "Pricing Level IV" means the Pricing Level that will be in effect for the applicable Pricing Period if, as of the relevant Date of Determination, the ratio of the Borrowers' Indebtedness as measured on such Date of Determination, to the Borrowers' Cash Flow from Operations as measured on such Date of Determination, is equal to or greater than 2.50 to 1.00, but less than
3.00 to 1.00.

         1.100 "Pricing Level V" means the Pricing Level that will be in effect for the applicable Pricing Period if, as of the relevant Date of Determination, the Borrowers' Indebtedness as measured on such Date of Determination, to the Borrowers' Cash Flow from Operations as measured on such Date of Determination, is equal to or greater than 3.00 to 1.00, but less than 3.50 to 1.00.

         1.101 "Pricing Level VI" means the Pricing Level that will be in effect for the applicable Pricing Period if, as of the relevant Date of Determination, the Borrowers' Indebtedness as measured on such Date of Determination, to the Borrowers' Cash Flow from Operations as measured on such Date of Determination, is equal to or greater than 3.50 to 1.00, but less than 4.00 to 1.00.

         1.102 "Pricing Level VII" means the Pricing Level that will be in effect for the applicable Pricing Period if, as of the relevant Date of Determination, the Borrowers' Indebtedness as measured on such Date of Determination, to the Borrowers' Cash Flow from Operations as measured on such Date of Determination, is equal to or greater than 4.00 to 1.00.

         1.103 "Pricing Level Calculation Date" means the date of the delivery to the Banks of a Compliance Certificate in the form of EXHIBIT G hereto demonstrating the appropriate Pricing Level, which delivery can occur on any date from the prior Date of Determination to the date of delivery of the Borrowers' financial statements for the particular month then ended required pursuant to Section 7.3(ii) hereof.

         1.104 "Pricing Period" means, with respect to any Date of Determination, the one month period commencing on the day immediately after such Date of Determination and ending on the next Date of Determination.

         1.105 "Prime Rate" means at any time the interest rate per annum most recently designated or announced by the Administrative Bank as its "Prime Rate" in effect at its principal office in Louisville, Kentucky, it being expressly understood and agreed to by the Borrower that the "Prime Rate" is the rate of interest designated by the Administrative Bank as its "Prime Rate" and such term does not necessarily mean or imply that it is the lowest or best rate then available from the Administrative Bank.

         1.106 "Request for Revolving Credit Loan" means a Request in the form of EXHIBIT E-1 annexed hereto with respect to a proposed Revolving Credit Loan under Revolving Credit Facility A to be delivered by the Borrowers to the Administrative Bank pursuant to Sections 2.lC and 6.2A hereof or a Request in the form of EXHIBIT E-2 annexed hereto with respect to a proposed Revolving Credit Loan under Revolving Credit Facility B to be delivered by the Borrowers to the Administrative Bank pursuant to Sections 2.lC and 6.2A hereof.

         1.107 "Request for Swing Line Loan" means the Request in the form of EXHIBIT F annexed hereto with respect to a proposed Swing Line Loan to be delivered by the Borrowers to the Administrative Bank pursuant to Sections 3.l and 6.2A hereof.

         1.108 "Revolving Credit A Notes" means collectively those Amended and Restated Revolving Credit Promissory Notes and Revolving Credit Promissory Notes made by the Borrower in favor of the Banks, substantially in the form of the exhibit found at EXHIBIT A hereto, as the same may hereafter be amended, modified, renewed, replaced and/or restated from time to time, and each future Revolving Credit Promissory Note, if any, made by the Borrowers pursuant to Revolving Credit Facility A.

         1.109 "Revolving Credit B Notes" means collectively those Amended and Restated Revolving Credit Promissory Notes and Revolving Credit Promissory Notes made by the Borrower in favor of the Banks, substantially in the form of the exhibit found at EXHIBIT B hereto, as the same may hereafter be amended, modified, renewed, replaced and/or restated from time to time, and each future Revolving Credit Promissory Note, if any, made by the Borrowers pursuant to Revolving Credit Facility B.

         1.110 "Revolving Credit Facilities" means, collectively, Revolving Credit Facility A and Revolving Credit Facility B. All references to the "aggregate principal balance of the Revolving Credit Loans outstanding" or similar phrases in this Loan Agreement or in the Revolving Credit Notes shall mean, as of the date of determination thereof, the sum of (i) the entire aggregate outstanding principal balance of all Revolving Credit Loans made by the Banks pursuant to this Loan Agreement, (ii) the then existing Letter of Credit Usage and (iii) the then existing Swing Line Usage. .

         1.111 "Revolving Credit Facility A" means the revolving line of credit established by the Banks in favor of the Borrowers in the principal amount of One Hundred Seventy Five Million Dollars ($175,000,000) pursuant to which the Borrowers may obtain Revolving Credit Loans from the Banks and/or Letters of Credit from PNC during the term of Revolving Credit Facility A upon the terms and conditions set forth in this Loan Agreement. Revolving Credit Facility A includes as a sublimit the Letter of Credit Subfacility and the Swing Line Credit Facility.

         1.112 "Revolving Credit Facility A Commitment Fees" shall have the meaning set forth in Section 2.3B(i) hereof.

         1.113 "Revolving Credit Facility A Loan Commitments" means each Bank's commitment to maintain or make Revolving Credit Loans under Revolving Credit Facility A and/or to issue Letters of Credit under Revolving Credit Facility A as set forth in Section 2.1 hereof.

         1.114 "Revolving Credit Facility A Termination Date" means the Revolving Credit Facility A Termination Date then in effect, which shall be the earliest of (i) June 30, 2003, subject to extension thereof as provided in
Section 2.1C hereof, (ii) the date as of which the Obligations shall have become immediately due and payable pursuant to Section 9 of the Loan Agreement and
(iii) the date on which all of the Obligations are paid in full (including, without limitation, the repayment, expiration, termination or cash collateralization of Letters of Credit pursuant to this Loan Agreement) and the Revolving Credit Facility A Loan Commitments are reduced to zero.

         1.115 "Revolving Credit Facility B" means the revolving line of credit established by the Banks in favor of the Borrowers in the principal amount of Twenty Five Million Dollars ($25,000,000) pursuant to which the Borrowers may obtain Revolving Credit Loans from the Banks during the term of Revolving Credit Facility B upon the terms and conditions set forth in this Loan Agreement.

         1.116 "Revolving Credit Facility B Commitment Fees" shall have the meaning set forth in Section 2.3B(ii) hereof.

         1.117 "Revolving Credit Facility B Loan Commitments" means each Bank's commitment to maintain or make Revolving Credit Loans under Revolving Credit Facility B as set forth in Section 2.2 hereof.

         1.118 "Revolving Credit Facility B Termination Date" means the Revolving Credit Facility B Termination Date then in effect, which shall be the earliest of (i) June 28, 1999, subject to extension thereof as provided in
Section 2.1C hereof, (ii) the date as of which the Obligations shall have become immediately due and payable pursuant to Section 9 of the Loan Agreement and
(iii) the date on which all of the Obligations are paid in full (including, without limitation, the repayment, expiration, termination or cash collateralization of Letters of Credit pursuant to this Loan Agreement) and the Revolving Credit Facility B Loan Commitments are reduced to zero.

         1.119 "Revolving Credit Facility Commitment Fees" shall mean, collectively, the Revolving Credit Facility A Commitment Fees and the Revolving Credit Facility B Commitment Fees.

         1.120 "Revolving Credit Facility Pro Rata Shares" means, with respect to each Revolving Loan Commitment of each Bank, the percentage set forth opposite that Bank's name on SCHEDULE 2.1 annexed hereto; provided that SCHEDULE
2.1 shall be amended and each Bank's Revolving Credit Facility Pro Rata Share shall be adjusted from time to time to give effect to the addition or removal of any Bank as provided herein or by assignment pursuant to Section 12 hereof.

         1.121 "Revolving Credit Loans" means advances of principal of Revolving Credit Facility A and/or advances of principal of Revolving Credit Facility B made pursuant to Section 2 hereof by the Banks to the Borrowers from time to time pursuant to, and subject to the terms and conditions set forth in, this Loan Agreement to support the working capital needs of the Borrowers and for the other purposes described in Section 2.5A hereof.

         1.122 "Revolving Credit Notes" means collectively the Revolving Credit A Notes and the Revolving Credit B Notes.

         1.123 "Revolving Loan Commitments" means, collectively, the Revolving Credit Facility A Loan Commitments and the Revolving Credit Facility B Loan Commitments.

         1.124 "Security Agreement" means any of the Security Agreements entered into between the Administrative Bank and the Borrowers, for the benefit of the Banks, as the same may hereafter be amended, modified, renewed, replaced and/or restated from time to time, whether entered into prior to the Closing Date, as of the Closing Date, or subsequent thereto.

         1.125 "Senior Indebtedness" means, with respect to the Borrowers on a consolidated basis in accordance with GAAP, all Indebtedness, excluding, however, all (i) Convertible Subordinated Notes, (ii) Convertible Subordinated Notes (Normal Life) and (iii) other convertible subordinated indebtedness which may be excluded from the calculation of "Senior Indebtedness" by written consent of the Administrative Bank.

         1.126 "Stock Pledge Agreements" means, collectively, the Stock Pledge Agreement (Res-Care), the Stock Pledge Agreement (Alternative Youth Services), the Stock Pledge Agreement (Bald Eagle Enterprises), the Stock Pledge Agreement (Community Alternatives Missouri) and the Stock Pledge Agreement (Normal Life).

         1.127 "Stock Pledge Agreement (Alternative Youth Services)" means that certain Amended and Restated Stock Pledge Agreement, dated as of the date of this Agreement, between Alternative Youth Services, Inc. and the Administrative Bank, for the benefit of the Banks, pursuant to which Alternative Youth Services, Inc. has pledged to the Banks the stock of the Consolidated Subsidiaries owned by Alternative Youth Services, Inc.

         1.128 "Stock Pledge Agreement (Bald Eagle Enterprises)" means that certain Amended and Restated Stock Pledge Agreement, dated as of the date of this Agreement, between Bald Eagle Enterprises, Inc. and the Administrative Bank, for the benefit of the Banks, pursuant to which Bald Eagle Enterprises, Inc. has pledged to the Banks the stock of the Consolidated Subsidiaries owned by Bald Eagle Enterprises, Inc.

         1.129 "Stock Pledge Agreement (Community Alternatives Missouri)" means that certain Amended and Restated Stock Pledge Agreement, dated as of the date of this Agreement, between Community Alternatives Missouri, Inc. and the Administrative Bank, for the benefit of the Banks, pursuant to which Community Alternatives Missouri, Inc. has pledged to the Banks the stock of the Consolidated Subsidiaries owned by Community Alternatives Missouri, Inc.

         1.130 "Stock Pledge Agreement (Normal Life)" means that certain Amended and Restated Stock Pledge Agreement, dated as of the date of this Agreement, between Normal Life, Inc. and the Administrative Bank, for the benefit of the Banks, pursuant to which Normal Life, Inc. has pledged to the Banks the stock of the Consolidated Subsidiaries owned by Normal Life, Inc.

         1.131 "Stock Pledge Agreement (Res-Care)" means that certain Amended and Restated Stock Pledge Agreement in the form of EXHIBIT J hereto, dated as of the date of this Agreement, between Res-Care and the Administrative Bank, for the benefit of the Banks, pursuant to which Res-Care has pledged to the Banks the stock of the Subsidiaries owned by Res-Care.

         1.132 "Subsidiary" means, with respect to Res-Care, (i) any corporation of which more than 50% of the outstanding Voting Stock is at the time owned by Res-Care or by one or more of its Subsidiaries, and (ii) any Person controlled by Res-Care or by one or more of its Subsidiaries, whether by virtue of voting interest, other beneficial interest or by voting agreement, contract, proxy or otherwise.

         1.133 "Swing Line Commitment Period" means the period from the Closing Date through the Swing Line Commitment Termination Date.

         1.134 "Swing Line Commitment Termination Date" shall mean the same date as the Revolving Credit Facility A Termination Date.

         1.135 "Swing Line Credit Facility" means the sums advanced or to be advanced by the Administrative Bank as described in Section 3 hereof.

         1.136 "Swing Line Loan" means advances of principal of the Swing Line Credit Facility made by PNC to the Borrowers from time to time pursuant to, and subject to the terms and conditions set forth in, this Loan Agreement for the other purposes described in Section 3 hereof.

         1.137 "Swing Line Note" means that certain Amended and Restated Swing Line Promissory Note dated of even date with this Loan Agreement, made by the Borrowers, payable to the order of PNC, and in the face principal amount of Fifteen Million Dollars ($15,000,000), a form of which is annexed to this Loan Agreement as EXHIBIT C, as the same may hereafter be amended, modified, renewed, replaced and/or restated from time to time.

         1.138 "Swing Line Usage" means, as at any date of determination thereof, the sum of the maximum aggregate principal amount of all outstanding Swing Line Loans, which amount shall never exceed $15,000,000.

         1.139 "Tax" or "Taxes" means any present or future tax, levy, impost, duty, charge, governmental fee, deduction or withholding of any nature and whatever called, by whomsoever, on whomsoever and wherever imposed, levied, collected, withheld or assessed; PROVIDED that "Tax on the overall net income" of a Person shall be construed as a reference to a tax imposed by the jurisdiction in which that Person's principal office (and/or, in the case of any Bank, its lending office) is located on all or part of the net income, profits or gains of that Person (whether worldwide, or only insofar as such income, profits or gains are considered to arise in or to relate to a particular jurisdiction, or otherwise).

         1.140 "Tax Transferee" means any Person who acquires any interest in the Revolving Credit Loans (whether or not by operation of law) or the office to which any Bank has transferred its Revolving Credit Loans for purposes of determining where such Bank's Revolving Credit Loans are made, accounted for or booked.

         1.141 "Total Utilization of Revolving Credit Facility A Loan Commitments" means, as at any date of determination thereof, the sum of (i) the aggregate principal amount of all outstanding Revolving Credit Loans under Revolving Credit Facility A, (ii) the Letter of Credit Usage and (iii) the Swing Line Usage.


         1.142 "Total Utilization of Revolving Credit Facility B Loan Commitments" means, as at any date of determination thereof, the aggregate principal amount of all outstanding Revolving Credit Loans under Revolving Credit Facility B.

         1.143 "Total Utilization of Revolving Loan Commitments" means, collectively, the Total Utilization of Revolving Credit Facility A Loan Commitments and the Total Utilization of Revolving Credit Facility B Loan Commitments.

         1.144 "Voting Stock" means the shares of capital stock or other securities of the Borrowers entitled to vote generally in the election of the directors of the Borrowers.

         1.145 ACCOUNTING TERMS AND FINANCIAL INFORMATION.

                  A. ACCOUNTING TERMS. For purposes of this Loan Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP and all financial statements and certificates and reports as to financial matters required to be delivered to the Administrative Bank hereunder shall (unless otherwise disclosed to the Administrative Bank in writing at the time of delivery thereof in the manner described in paragraph B of this Section) be prepared in accordance with GAAP applied on a basis consistent with GAAP as applied in the preparation of the latest financial statements furnished to the Administrative Bank hereunder.

                  B. ACCOUNTING VARIANCES. Res-Care, for itself and the other Borrowers, shall deliver to the Administrative Bank at the same time as the delivery of any annual or quarterly financial statement under Section 7.3 hereof, (i) a description in reasonable detail of any variation between the application of accounting principles employed in the preparation of such statement and the application of accounting principles employed in the preparation of the next preceding annual or quarterly financial statements (which variation materially affects the presentation of the financial position or results of operations of Res-Care and the other Borrowers on a consolidated basis in accordance with GAAP) and (ii) reasonable estimates of the difference between such statements arising as a consequence thereof.

         1.146 OTHER DEFINITIONAL PROVISIONS. Any reference in this Loan Agreement (i) to a Section, a Schedule or an Exhibit is a reference to a section hereof, a schedule hereto or an exhibit hereto, respectively; and (ii) to a subsection or a clause is, unless otherwise stated, a reference to a subsection or a clause of the Section or subsection in which the reference appears. In this Loan Agreement the singular includes the plural and the plural the singular; "hereof," "herein," "hereto," "hereunder" and the like mean and refer to this Loan Agreement as a whole and not merely to the specific section, paragraph or clause in which the respective word appears; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; references to "writing" include printing, typing, lithography and other means of reproducing words in a tangible visible form; the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to agreements and other contractual instruments shall be deemed to include all subsequent amendments, supplements, assignments and other modifications thereto, but only to the extent such modifications are not prohibited by the terms of this Loan Agreement, and references to Persons include their respective permitted successors and assigns or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons.



                                    SECTION 2
                           REVOLVING CREDIT FACILITIES
                           ---------------------------

         Subject to the terms and conditions of this Loan Agreement, the Banks hereby establish (i) Revolving Credit Facility A in favor of the Borrowers in the principal amount of One Hundred Seventy Five Million Dollars ($175,000,000) and (ii) Revolving Credit Facility B in favor of the Borrowers in the principal amount of Twenty Five Million Dollars ($25,000,000). Pursuant to the Revolving Credit Facilities, the Borrowers may obtain Revolving Credit Loans and/or Letters of Credit pursuant to, and subject to the terms and conditions set forth in, this Loan Agreement for the purposes set forth in Sections 2.5A and 2.7 hereof. The Revolving Credit Facilities are subject to the following terms and conditions:

         2.1 REVOLVING LOAN COMMITMENTS, REVOLVING CREDIT LOANS.

                  A. REVOLVING CREDIT FACILITY A - REVOLVING CREDIT FACILITY A LOAN COMMITMENTS. Each Bank severally agrees, subject to the limitations set forth below with respect to the maximum amount of Revolving Credit Loans permitted to be outstanding from time to time under Revolving Credit Facility A, to lend to the Borrowers from time to time during the period from the Closing Date to but excluding the Revolving Credit Facility A Termination Date an aggregate amount not exceeding its Revolving Credit Facility Pro Rata Share of the aggregate Revolving Credit Facility A Loan

Commitments. The amount of each Bank's Revolving Credit Facility A Loan Commitment is set forth opposite its name on SCHEDULE 2.1 annexed to this Loan Agreement and the aggregate amount of the Revolving Credit Facility A Loan Commitments is One Hundred Seventy Five Million Dollars ($175,000,000); PROVIDED, the amount of the Revolving Credit Facility A Loan Commitments shall be reduced from time to time by the amount of any reductions that are made pursuant to Section 2.4C hereof (it being understood that all references to the Revolving Credit Facility A Loan Commitments of the Banks set forth in this Loan Agreement shall mean the initial Revolving Credit Facility A Loan Commitments of the Banks set forth on SCHEDULE 2.1 annexed to this Loan Agreement as reduced by the voluntary reductions of the Revolving Credit Facility A Loan Commitments effected by the Borrowers pursuant to Section 2.4C of the Loan Agreement). Each Bank's Revolving Credit Facility A Loan Commitment shall expire on the Revolving Credit Facility A Termination Date and all Revolving Credit Loans under Revolving Credit Facility A shall be paid in full no later than that date. Amounts borrowed under this Section 2.lA may be repaid and reborrowed to but excluding the Revolving Credit Facility A Termination Date, subject to the provisions of Section 2.4C hereof.

         Anything contained in this Loan Agreement to the contrary notwithstanding, the Revolving Credit Loans under Revolving Credit Facility A and the Revolving Credit Facility A Loan Commitments shall be subject to the following limitations:

                           (i) The Letter of Credit Subfacility is a sublimit
under Revolving Credit Facility A. The amount otherwise available for borrowing under the Revolving Credit Facility A Loan Commitments as of the time of determination thereof (other than to reimburse PNC for the amount of any drawings under any Letters of Credit honored by PNC and not theretofore reimbursed by the Borrowers) shall be reduced by an amount equal to the Letter of Credit Usage as of such time of determination;

                           (ii) The Swing Line Credit Facility is a sublimit
under Revolving Credit Facility A. The amount otherwise available for borrowing under the Revolving Credit Facility A Loan Commitments as of the time of determination thereof shall be reduced by an amount equal to the Swing Line Usage;

                           (iii) The Total Utilization of Revolving Credit
Facility A Loan Commitments shall not exceed the aggregate Revolving Credit Facility A Loan Commitments; and

                           (iv) At no time shall the Banks be required to make
Revolving Loans under Revolving Credit Facility A if the making of such Revolving Loans would cause the ratio of Indebtedness to Cash Flow from Operations of the Borrowers to exceed 4.5 to 1.0.

                  B. REVOLVING CREDIT FACILITY B - REVOLVING CREDIT FACILITY B LOAN COMMITMENTS. Each Bank severally agrees, subject to the limitations set forth below with respect to the maximum amount of Revolving Credit Loans permitted to be outstanding from time to time under Revolving Credit Facility B, to lend to the Borrowers from time to time during the period from the Closing Date to but excluding the Revolving Credit Facility B Termination Date an aggregate amount not exceeding its Revolving Credit Facility Pro Rata Share of the aggregate Revolving Credit Facility B Loan Commitments. The amount of each Bank's Revolving Credit Facility B Loan Commitment is set forth opposite its name on SCHEDULE 2.1 annexed to this Loan Agreement and the aggregate amount of the Revolving Credit Facility B Loan Commitments is Twenty Five Million Dollars ($25,000,000); PROVIDED, the amount of the Revolving Credit Facility B Loan Commitments shall be reduced from time to time by the amount of any reductions that are made pursuant to Section 2.4C hereof (it being understood that all references to the Revolving Credit Facility B Loan Commitments of the Banks set forth in this Loan Agreement shall mean the initial Revolving Credit Facility B Loan Commitments of the Banks set forth on
SCHEDULE 2.1 annexed to this Loan Agreement as reduced by the voluntary reductions of the Revolving Credit Facility B Loan Commitments effected by the Borrowers pursuant to Section 2.4C of the Loan Agreement). Each Bank's Revolving Credit Facility B Loan Commitment shall expire on the Revolving Credit Facility B Termination Date and all Revolving Credit Loans under Revolving Credit Facility B shall be paid in full no later than that date. Amounts borrowed under this Section 2.lB may be repaid and reborrowed to but excluding the Revolving Credit Facility B Termination Date, subject to the provisions of Section 2.4C hereof.

         Anything contained in this Loan Agreement to the contrary notwithstanding, the Revolving Credit Loans under Revolving Credit Facility B and the Revolving Credit Facility B Loan Commitments shall be subject to the following limitations:

                           (i) The Total Utilization of Revolving Credit
Facility B Loan Commitments shall not exceed the aggregate Revolving Credit Facility B Loan Commitments; and

                           (ii) At no time shall the Banks be required to make
Revolving Loans under Revolving Credit Facility B if the making of such Revolving Loans would cause the ratio of Indebtedness to Cash Flow from Operations of the Borrowers to exceed 4.5 to 1.0.

                  C. TERM OF REVOLVING LOAN COMMITMENTS. The Revolving Loan Commitments shall become effective immediately as of the Closing Date, and as of the Closing Date, the Borrowers may obtain Revolving Credit Loans and Letters of Credit subject to the terms and conditions contained herein.

                           (i) REVOLVING CREDIT FACILITY A LOAN COMMITMENTS. The
Revolving Credit Facility A Loan Commitments shall continue in effect until the Revolving Credit Facility A Termination Date, unless sooner terminated (i) by the Banks upon the occurrence and during the continuation of an Event of Default, or (ii) by the Borrowers at any time in their sole and absolute discretion. The Borrowers may request to the Administrative Bank, not less than sixty (60) days prior to each anniversary of the Closing Date, that the Revolving Credit Facility A Termination Date be extended for a period of an additional twelve (12) months beyond the then current Revolving Credit Facility A Termination Date. The Administrative Bank shall notify the Borrowers in writing, within thirty (30) days after receipt of such request, whether the Banks have elected to so extend the Revolving Credit Facility A Termination Date. In the event the Administrative Bank fails to give such written notice to the Borrowers within such thirty (30) day period as such period may be extended with the consent of the Borrower and the Administrative Bank, such failure shall constitute an affirmative election by the Banks not to so extend the Revolving Credit Facility A Termination Date. The Revolving Credit Facility A Termination Date may only be extended by the unanimous written consent of all of the Banks in their sole and absolute discretion. Upon termination of the Revolving Credit Facility A Loan Commitments by the Banks upon the occurrence and during the continuation of an Event of Default, or by the Borrowers at any time in their sole and absolute discretion, the entire unpaid principal balance of and all accrued and unpaid interest on the Revolving Credit Loans under Revolving Credit Facility A and all other Obligations shall be respectively due and payable in full to the Banks. The termination of the Revolving Credit Facility A Loan Commitments, for whatever reason, shall not in any way release or relieve the Borrowers from their obligations incurred hereunder or in connection herewith or under the Revolving Credit Notes, the Swing Line Note, the Applications and Agreements For Letters of Credit, or the other Loan Instruments and the provisions hereof and of the Revolving Credit Notes, the Swing Line Note, the Applications and Agreements For Letters of Credit, and the other Loan Instruments shall continue in full force and effect until the Revolving Credit Notes, the Swing Line Note, the Applications and Agreements For Letters of Credit, and all other Obligations have been respectively paid in full to the Banks. In the event the Borrowers terminate the Revolving Credit Facility A Loan Commitments, which the Borrowers have the right to do at any time in their sole and absolute discretion, the Borrowers shall be obligated to pay the Revolving Credit Notes, the Swing Line Note, the Applications and Agreements For Letters of Credit, and all other Obligations in full to the Banks, respectively.

                           (ii) REVOLVING CREDIT FACILITY B LOAN COMMITMENTS.
The Revolving Credit Facility B Loan Commitments shall continue in effect until the Revolving Credit Facility B Termination Date, unless sooner terminated (i) by the Banks upon the occurrence and during the continuation of an Event of Default, or (ii) by the Borrowers at any time in their sole and absolute discretion. The Borrowers may request to the Administrative Bank, not less than sixty (60) days prior to each anniversary of the Closing Date, that the Revolving Credit Facility B Termination Date be extended for a period of an additional 364 days beyond the then current Revolving Credit Facility B Termination Date. The Administrative Bank shall notify the Borrowers in writing, within thirty (30) days after receipt of such request, whether the Banks have elected to so extend the Revolving Credit Facility B Termination Date. In the event the Administrative Bank fails to give such written notice to the Borrowers within such thirty (30) day period as such period may be extended with the consent of the Borrower and the Administrative Bank, such failure shall constitute an affirmative election by the Banks not to so extend the Revolving Credit Facility B Termination Date. The Revolving Credit Facility B Termination Date may only be extended by the unanimous written consent of all of the Banks in their sole and absolute discretion. Upon termination of the Revolving Credit Facility B Loan Commitments by the Banks upon the occurrence and during the continuation of an Event of Default, or by the Borrowers at any time in their sole and absolute discretion, the entire unpaid principal balance of and all accrued and unpaid interest on the Revolving Credit Loans under Revolving Credit Facility B shall be due and payable in full to the Banks. The termination of the Revolving Credit Facility B Loan Commitments, for whatever reason, shall not in any way release or relieve the Borrowers from their obligations incurred hereunder or in connection herewith or under the Revolving

Credit Notes, the Swing Line Note, the Applications and Agreements For Letters of Credit, or the other Loan Instruments and the provisions hereof and of the Revolving Credit Notes, the Swing Line Note, the Applications and Agreements For Letters of Credit, and the other Loan Instruments shall continue in full force and effect until the Revolving Credit Notes, the Swing Line Note, the Applications and Agreements For Letters of Credit, and all other Obligations have been respectively paid in full to the Banks. In the event the Borrowers terminate the Revolving Credit Facility B Loan Commitments, which the Borrowers have the right to do at any time in their sole and absolute discretion, the Borrowers shall be obligated to pay the Revolving Credit B Notes .

                  D. BORROWING MECHANICS FOR REVOLVING CREDIT LOANS MADE TO THE BORROWERS. Revolving Credit Loans (except Swing Line Loans under the Swing Line Credit Facility discussed in Section 3 hereof) made to the Borrowers on any Funding Date shall be in an aggregate minimum amount of (i) Two Hundred Fifty Thousand Dollars ($250,000.00) and integral multiples of Fifty Thousand Dollars ($50,000.00) in excess of that amount in the case of Base Rate Loans, and (ii) Five Hundred Thousand Dollars ($500,000.00) and integral multiples of One Hundred Thousand Dollars ($100,000.00) in excess of that amount in the case of Euro-Rate Loans. Whenever the Borrowers desire that the Banks make a Revolving Credit Loan to the Borrowers, the Borrowers shall deliver to the Administrative Bank a written Request For Revolving Credit Loan no later than 11:00 A.M. (Louisville, Kentucky time) at least three (3) Business Days in advance of the proposed Funding Date in the case of a Euro-Rate Loan and on the proposed Funding Date in the case of a Base Rate Loan. The Request For Revolving Credit Loan shall be in the form of EXHIBIT E-1 annexed hereto with respect to Revolving Credit Loans under Revolving Credit Facility A or in the form of EXHIBIT E-2 annexed hereto with respect to Revolving Credit Loans under Revolving Credit Facility B and shall specify (i) the proposed Funding Date,
(ii) the amount of the Revolving Credit Loan, (iii) whether the Revolving Credit Loan shall be a Base Rate Loan or a Euro-Rate Loan, (iv) in the case of any Revolving Credit Loan requested to be made as a Euro-Rate Loan, the initial Interest Period applicable thereto, (v) that the amount of a proposed Revolving Credit Loan under Revolving Credit Facility A will not cause the Total Utilization of Revolving Credit Facility A Loan Commitments to exceed the aggregate Revolving Credit Facility A Loan Commitments or that the amount of a proposed Revolving Credit Loan under Revolving Credit Facility B will not cause the Total Utilization of Revolving Credit Facility B Loan Commitments to exceed the aggregate Revolving Credit Facility B Loan Commitments, as applicable, and
(vi) that the amount of the proposed Revolving Credit Loan will not cause the ratio of the Borrowers' Indebtedness to Cash Flow from Operations to exceed 4.5 to 1.0. Revolving Credit Loans made to the Borrowers may be continued as or converted into Base Rate Loans or Euro-Rate Loans in the manner provided in
Section 2.2D hereof. In lieu of delivering the above described Request For Revolving Credit Loan, the Borrowers may give the Administrative Bank telephonic notice by the required time of the requested Revolving Credit Loan under this
Section 2.lD; provided that such notice shall be promptly confirmed in writing by delivery of a Request For Revolving Credit Loan to the Administrative Bank on or before the applicable Funding Date.

         No Bank shall incur any liability to the Borrowers in acting upon any telephonic notice referred to above which the Administrative Bank believes in good faith to have been given by a duly

Authorized Officer or other Person authorized to borrow on behalf of the Borrowers or for otherwise acting in good faith under this Section 2.lD and, upon funding of any Revolving Credit Loan by the Banks in accordance with this Loan Agreement pursuant to any telephonic notice, the Borrowers shall have effected such Revolving Credit Loan hereunder.

         Except as provided in Sections 2.6B, 2.6C and 2.6G hereof, a Request For Revolving Credit Loan for a Euro-Rate Loan (or telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date, and the Borrowers shall be bound to obtain the Euro-Rate Loan in accordance therewith.

                  E. DISBURSEMENT OF REVOLVING CREDIT LOANS TO THE BORROWERS. All Revolving Credit Loans made to the Borrowers under this Loan Agreement shall be made by the Banks simultaneously and proportionately in accordance with their respective Revolving Credit Facility Pro Rata Shares, it being understood that no Bank shall be responsible for any default by the other Bank in funding its Revolving Credit Facility Pro Rata Share of a Revolving Credit Loan requested hereunder by the Borrowers, nor shall the Revolving Loan Commitment of any Bank be increased or decreased as a result of the default by the other Bank in funding its Revolving Credit Facility Pro Rata Share of a Revolving Credit Loan requested hereunder by the Borrowers. Each Bank shall make its Revolving Credit Facility Pro Rata Share of each Revolving Credit Loan to be made to the Borrowers available to the Administrative Bank, in same day funds, at the office of the Administrative Bank located at 500 West Jefferson Street, Louisville, Kentucky not later than 1:00 P.M. (Louisville, Kentucky time) on the Funding Date. Except with respect to the reimbursement to PNC for a drawing under a Letter of Credit issued by PNC as provided in Section 2.7 hereof, upon satisfaction or waiver of the conditions precedent specified in Section 5.1 in the case of the initial Revolving Credit Loan on the initial Funding Date and
Section 5.2 in the case of a Revolving Credit Loan on any subsequent Funding Date, the Administrative Bank shall make the proceeds of each Revolving Credit Loan requested by the Borrowers available to the Borrowers on the Funding Date by causing an amount of same day funds equal to the proceeds of the Banks' respective Revolving Credit Facility Pro Rata Shares of such Revolving Credit Loan received by the Administrative Bank at its office located at the address set forth in the preceding sentence to be credited to the Borrowers' Loan Account maintained at such office of the Administrative Bank or wired to an account designated by the Borrowers. All Revolving Credit Loans shall be respectively paid in full to the Banks on the Revolving Credit Facility B Termination Date.

         Nothing in this Section 2.1E shall be deemed to relieve any Bank from its obligation to fulfill its Revolving Loan Commitment hereunder or to prejudice any rights that the Borrowers may have against any Bank as a result of any default by such Bank hereunder.

                  F. RECORDS. Each Bank shall record the Revolving Credit Loans made to the Borrowers from time to time and each repayment or prepayment in respect of the principal amount of such Revolving Credit Loans in the Bank's electronic records. Any such recordation in accordance with the terms of this Loan Agreement shall be conclusive and binding on the Borrowers absent manifest error; PROVIDED, the failure to make any such recordation, or any error in such recordation, shall not affect the Borrowers' obligation to repay all Revolving Credit Loans to the Banks in accordance with this Loan Agreement and the Revolving Credit Notes.

         G. BORROWERS' LOAN ACCOUNTS.

                  (i) Each Bank shall enter all Revolving Credit Loans made to the Borrowers as debits in the Borrowers' Loan Account maintained with such Bank. Each Bank shall also record in the Borrowers' Loan Account maintained with such Bank in accordance with customary accounting practice all other charges, expenses and other items properly chargeable to the Borrowers; all payments made by the Borrowers on account of the Revolving Credit Loans made by such Bank; and other appropriate debits and credits. The debit balance of the Borrowers' Loan Account maintained with such Bank shall reflect the unpaid principal balance of the Revolving Credit Loans from time to time maintained with such Bank. At least once each month the Administrative Bank shall render a statement of account for the Borrowers' Loan Accounts maintained with PNC and the other Banks, which statement shall be considered correct and accepted by the Borrowers and conclusively binding upon the Borrowers in the absence of manifest error unless the Borrowers notify the Administrative Bank to the contrary within thirty (30) days from the receipt of said statement by the Borrowers.

                  (ii) Any and all principal, interest, charges and expenses, attorneys' fees and taxes now or hereafter due and owing under the Revolving Credit Notes and any of the other Loan Instruments may be charged to any deposit account of the Borrowers with a Bank or to the Borrowers' Loan Account maintained with such Bank.

         2.2 INTEREST ON THE REVOLVING CREDIT LOANS.

                  A. RATES OF INTEREST. Subject to the provisions of Sections 2.2E and 4 hereof, each Revolving Credit Loan shall bear interest on the unpaid principal amount thereof from the date made through maturity (whether by acceleration or otherwise) at the Base Rate plus the Applicable Base Rate Margin or the Euro-Rate plus the Applicable Euro-Rate Margin, as the case may be. The applicable rate of interest with respect to Revolving Credit Loans shall be selected by the Borrowers initially at the time a Request For Revolving Credit Loan is delivered to the Administrative Bank pursuant to Section 2.1D hereof. The interest rate with respect to any Revolving Credit Loan may be changed by the Borrowers from time to time pursuant to Section 2.2D hereof. If on any day a Revolving Credit Loan is outstanding with respect to which notice has not been delivered to the Administrative Bank or the Banks in accordance with the terms of this Loan Agreement specifying the applicable interest rate, then, for that day, that Revolving Credit Loan shall bear interest at the Base Rate plus the Applicable Base Rate Margin.

         Subject to the provisions of Section 2.2E and 4 hereof, Revolving Credit Loans shall bear interest through maturity as follows:

                           (i) If a Base Rate Loan, at a rate equal to the
                  higher of (a) the Federal Funds Effective Rate plus one half percent (0.5%) per annum plus the Applicable Base Rate Margin or (b) the Prime Rate plus the Applicable Base Rate Margin; PROVIDED THAT, on each Date of Determination, commencing with the first Date of Determination to occur after the Closing Date, the Applicable Base Rate Margin in effect for the Pricing Period commencing on such Date of Determination and continuing for the term of the Pricing Period that begins on such Date of Determination shall be the Applicable Base Rate Margin corresponding to the Pricing Level in effect for such Pricing Period, as follows:


                     PRICING LEVEL             APPLICABLE BASE RATE MARGIN
                     -------------             ---------------------------

                       Level I                                   0.00%
                       Level II                                  0.00%
                       Level III                                 0.00%
                       Level IV                                  0.00%
                       Level V                                   0.00%
                       Level VI                                  0.125%
                       Level VII                                 0.375%

                           (ii) If a Euro-Rate Loan, at a rate per annum equal
                  to the sum of the Euro-Rate plus the Applicable Euro-Rate Margin; PROVIDED THAT, on each Date of Determination, commencing with the first Date of Determination to occur after the Closing Date, the Applicable Euro-Rate Margin in effect for the Pricing Period commencing on such Date of Determination and continuing for the term of the Pricing Period that begins on such Date of Determination shall be the Applicable Euro-Rate Margin corresponding to the Pricing Level in effect for such Pricing Period, as follows:


                     PRICING LEVEL             APPLICABLE EURO-RATE MARGIN
                     -------------             ---------------------------

                       Level I                                   0.500%
                       Level II                                  0.750%
                       Level III                                 1.000%
                       Level IV                                  1.250%
                       Level V                                   1.375%
                       Level VI                                  1.625%
                       Level VII                                 1.875%

         (iii) If EITHER a Base Rate Loan or a Euro-Rate Loan, during any Pricing Period during which the ratio of the Borrowers' Debt to Capitalization exceeds 0.65 to 1.00, a surcharge of 0.25% shall be added to the applicable Pricing Level, such surcharge to be applied at the end of any Pricing

Period during which the ratio of the Borrowers' Debt to Capitalization exceeds
0.65 to 1.00, retroactive to the beginning of such Pricing Period.

         (iv) Notwithstanding that the Pricing Level Calculation Date of the applicable Pricing Level for a Pricing Period occurs after the relevant Date of Determination, upon the actual calculation of the applicable Pricing Level for such Pricing Period, adjustments to the amount of accrued interest on the Base Rate Loans and/or Euro-Rate Loans, as applicable, shall be made to reflect retroactive application of the applicable Pricing Level to the first day of such Pricing Period.

         Notwithstanding anything in the foregoing to the contrary, if any Compliance Certificate delivered by the Borrowers demonstrating the appropriate Pricing Level shall prove to be incorrect (as determined by reference to a subsequent Compliance Certificate or subsequent publicly filed financial statements of the Borrowers or otherwise), such Compliance Certificate shall no longer be in effect, and the Administrative Bank shall notify the Borrowers of such incorrectness and shall calculate the difference between the amount of interest actually paid by the Borrowers on the Base Rate Loans and the Euro-Rate Loans on the basis of such incorrect Compliance Certificate and the amount of interest which would have been due on the Base Rate Loans and the Euro-Rate Loans had such incorrect Compliance Certificate not been delivered. The Administrative Bank shall notify the Borrowers of the amount of such difference, if any, in a statement setting forth the method of calculation of such amount (which calculation, in the absence of demonstrable error, shall be deemed correct) and the Borrowers shall pay such amount to the Administrative Bank for the benefit of the Banks within three (3) Business Days of such notice.

                  B. INTEREST PERIODS. In connection with each Euro-Rate Loan, the Borrowers may, pursuant to the applicable Request For Revolving Credit Loan, select the Interest Period to be applicable to such Euro-Rate Loan, which Interest Period shall be at the Borrowers' option either a one, two, three or six month period. The following provisions are applicable to Interest Periods generally:

                           (i) the initial Interest Period for any Euro-Rate
Loan shall commence on the Funding Date of such Euro-Rate Loan, in the case of a Revolving Credit Loan initially made as a Euro-Rate Loan, or on the date specified in the applicable Notice of Conversion/Continuation, in the case of a Revolving Credit Loan converted to a Euro-Rate Loan;

                           (ii) in the case of immediately successive Interest
Periods applicable to a Euro-Rate Loan continued as such pursuant to Notice of Conversion/Continuation, each successive Interest Period shall commence on the day on which the next preceding Interest Period expires;

                           (iii) if an Interest Period would otherwise expire on
a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; PROVIDED THAT, if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                           (iv) any Interest Period of a Euro-Rate Loan that
begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (iii) of this Section 2.2B, end on the last Business Day of a calendar month;

                           (v) in the event the Borrowers fail to specify an
Interest Period with respect to a Euro-Rate Loan in the applicable Request For Revolving Credit Loan or Notice of Conversion/Continuation, the Borrowers shall be deemed to have selected an Interest Period of one month; and

                           (vi) no Interest Period with respect to Revolving
Loans under Revolving Credit Facility A shall extend beyond the Revolving Credit Facility A Termination Date and no Interest Period with respect to Revolving Loans under Revolving Credit Facility B shall extend beyond the Revolving Credit Facility B Termination Date. .

                           C. INTEREST PAYMENTS. Subject to the provisions of
Section 2.2E hereof, interest shall be payable on the Revolving Credit Loans as follows:

                           (i) interest on each Base Rate Loan shall be payable
in arrears on and to the last day of each calendar quarter, upon any prepayment or repayment of such Base Rate Loan (to the extent accrued on the amount being prepaid or repaid) and at maturity (including final maturity); and

                           (ii) interest on each Euro-Rate Loan shall be payable
in arrears on and to the ninetieth (90th) day during each Interest Period applicable to that Euro-Rate Loan, the last day of each Interest Period applicable to that Euro-Rate Loan, and upon any prepayment or repayment of that Euro-Rate Loan (to the extent accrued on the amount being prepaid or repaid) and at maturity (including final maturity).

                  D. CONVERSION OR CONTINUATION. Subject to the provisions of
Section 2.6 hereof, the Borrowers shall have the option (i) to convert at any time all or any part of outstanding Revolving Credit Loans from Revolving Credit Loans bearing interest as Base Rate Loans to Revolving Credit Loans bearing interest as Euro-Rate Loans, and (ii) upon the expiration of any Interest Period applicable to a Euro-Rate Loan, to continue all or any portion of such Revolving Credit Loan as a Euro-Rate Loan, and the succeeding Interest Period of such continued Euro-Rate Loan shall commence on the most recent Interest Payment Date thereof; provided however that a Euro-Rate Loan may only be converted into a Revolving Credit Loan bearing interest as a Base Rate Loan on the expiration date of the Interest Period applicable thereto.

         The Borrowers shall deliver a Notice of Conversion/Continuation to the Administrative Bank no later than 11:00 A.M. (Louisville, Kentucky time) at least three (3) Business Days in advance of the proposed conversion/continuation date. A Notice of Conversion/ Continuation shall specify (i) the proposed conversion/continuation date (which shall be a Business Day), (ii) the amount of the Revolving Credit Loan to be converted/continued, (iii) the nature of the proposed conversion/continuation,
(iv) in the case of a conversion to, or continuation of, a Euro-Rate Loan, the requested Interest Period, and (v) in the case of a conversion to, or a continuation of, a Euro-Rate Loan or a Base Rate Loan, that no Event of Default has occurred and is continuing. In lieu of delivering the above-described Notice of Conversion/Continuation, the Borrowers may give the Administrative Bank telephonic notice by the required time of any proposed conversion/continuation under this section 2.2D; provided that such notice shall be promptly confirmed in writing by delivery of a Notice of Conversion/Continuation to the Administrative Bank on or before the proposed conversion/continuation date.

         The Banks shall not incur any liability to the Borrowers in acting upon any telephonic notice referred to above that the Administrative Bank believes in good faith to have been given by a duly Authorized Officer or other Person authorized to act on behalf of the Borrowers or for otherwise acting in good faith under this Section 2.2D, and upon conversion or continuation of the applicable basis for determining the interest rate with respect to any Revolving Credit Loans in accordance with this Loan Agreement pursuant to any such telephonic notice, the Borrowers shall have effected a conversion or continuation, as the case may be, hereunder.

         Except as otherwise provided in Sections 2.6B, 2.6C and 2.6G hereof, a Notice of Conversion/Continuation for conversion to, or continuation of, a Euro-Rate Loan (or telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date and the Borrowers shall be bound to effect a conversion or continuation in accordance therewith.

                  E. POST-MATURITY INTEREST. Any principal payments on the Revolving Credit Loans not paid when due and, to the extent permitted by applicable law, any interest payments on the Revolving Credit Loans or any fees or other amounts owed by the Borrowers hereunder not paid when due, in each case whether at stated maturity, by notice of prepayment, by acceleration or otherwise, shall thereafter bear interest (including post-petition interest in any proceeding under the Bankruptcy Code or other applicable bankruptcy laws) payable on demand at a rate equal to the Default Rate. Payment or acceptance of the increased rates of interest provided for in this Section 2.2E is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of the Banks.

                  F. COMPUTATION OF INTEREST. Interest on the Euro-Rate Loans shall be computed on the basis of a 360-day year, and interest on the Base Rate Loans shall be computed on the basis of an actual 365 or 366-day year, as applicable, in each case for the actual number of days elapsed in the period during which it accrues. In computing interest on any Revolving Credit Loan, the date of the making of such Revolving Credit Loan or the first day of an Interest Period applicable to such Revolving Credit Loan, as the case may be, shall be included, and the date of payment of such Revolving Credit Loan or the expiration date of an Interest Period applicable to such Revolving Credit Loan or, with respect to a Revolving Credit Loan being converted to a Euro-Rate Loan or Base Rate

Loan, the date of conversion of such Revolving Credit Loan to such Euro-Rate Loan or Base Rate Loan shall be excluded; provided that if a Revolving Credit Loan is repaid on the same day on which it is made, one day's interest shall be paid on that Revolving Credit Loan.

                  G. LIMITATION ON LOAN TRANCHES. At no time shall the number of Euro-Rate Loans and Base Rate Loans outstanding at any time outstanding eleven
(11).

         2.3 FEES.

                  A. CLOSING FEES AND EXPENSES. The Borrowers agree to pay to the Administrative Bank on the Closing Date, for the benefit of the Banks, Closing Fees in the total amount set forth in Section III of SCHEDULE 2.3A hereto. Upon receipt of such moneys, the Administrative Bank shall remit the Closing Fees set forth in Sections I and II of SCHEDULE 2.3A to the Banks. The Borrowers shall have no liability to any Bank for any Closing Fees paid to the Administrative Bank which the Administrative Bank does not properly remit to such Bank pursuant to Sections I and II of SCHEDULE 2.3A, and such Bank's sole remedy in respect thereof shall be against the Administrative Bank. Pursuant to this Section 2.3A and Section 15.10 hereof, the Borrowers also agree to pay to the Administrative Bank on the Closing Date the reasonable fees and expenses of the Administrative Bank's counsel in negotiating, drafting and closing this Loan Agreement and related documents.

                  B. COMMITMENT FEES.

                  (i) REVOLVING CREDIT FACILITY A. The Borrowers agree to pay to the Administrative Bank, for the benefit of the Banks in proportion to their respective Revolving Credit Facility Pro Rata Shares with respect to Revolving Credit Facility A, commitment fees (the "Revolving Credit Facility A Commitment Fees") for the period from and including the Closing Date to and excluding the Revolving Credit Facility A Termination Date, equal to the average of the daily excess of the Revolving Credit Facility A Loan Commitments (as they may be reduced pursuant to Section 2.4C hereof) over the aggregate outstanding principal amount of Revolving Credit Loans under Revolving Credit Facility A and the Letter of Credit Usage multiplied by the Applicable Commitment Fee Percentage set forth below; PROVIDED THAT, on each Date of Determination, commencing with the first Date of Determination to occur after the Closing Date, the Applicable Commitment Fee Percentage in effect for the Pricing Period commencing on such Date of Determination and continuing for the term of the Pricing Period that begins on such Date of Determination shall be the Applicable Commitment Fee Percentage corresponding to the Pricing Level in effect for such Pricing Period, as follows:


              PRICING LEVEL        APPLICABLE COMMITMENT FEE PERCENTAGE
              -------------        ------------------------------------

                Level I, II, III                 0.25%
                Level IV, V                      0.30%
                Level VI, VII                    0.35%

                  Provided, further, that, in the case of PNC only, the calculation of the Revolving Credit Facility A Commitment Fee shall be adjusted to add the aggregate outstanding principal amount of Swing Line Loans to the aggregate outstanding principal amount of Revolving Credit Loans under Revolving Credit Facility A and the Letter of Credit Usage allocable to PNC, before the calculation of the Revolving Credit Facility A Commitment Fee payable to PNC is performed.

                  The Revolving Credit Facility A Commitment Fees shall be calculated on the basis of a 360-day year and the actual number of days elapsed and shall be payable quarterly in arrears on the last day of each Fiscal Quarter, commencing on the first such date to occur after the Closing Date, and on the Revolving Credit Facility A Termination Date. The Borrowers shall have no liability to the Banks for any Revolving Credit Facility A Commitment Fees paid to the Administrative Bank which the Administrative Bank does not properly remit to such Bank, and such Bank's sole remedy in respect thereof shall be against the Administrative Bank.

                  (ii) REVOLVING CREDIT FACILITY B. The Borrowers agree to pay to the Administrative Bank, for the benefit of the Banks in proportion to their respective Revolving Credit Facility Pro Rata Shares with respect to Revolving Credit Facility B, commitment fees (the "Revolving Credit Facility B Commitment Fees") for the period from and including the Closing Date to and excluding the Revolving Credit Facility B Termination Date, equal to the average of the daily excess of the Revolving Credit Facility B Loan Commitments (as they may be reduced pursuant to Section 2.4C hereof) over the aggregate outstanding principal amount of Revolving Credit Loans under Revolving Credit Facility B multiplied by the Applicable Commitment Fee Percentage set forth below; PROVIDED THAT, on each Date of Determination, commencing with the first Date of Determination to occur after the Closing Date, the Applicable Commitment Fee Percentage in effect for the Pricing Period commencing on such Date of Determination and continuing for the term of the Pricing Period that begins on such Date of Determination shall be the Applicable Commitment Fee Percentage corresponding to the Pricing Level in effect for such Pricing Period, as follows:


                     PRICING LEVEL          APPLICABLE COMMITMENT FEE PERCENTAGE
                     -------------          ------------------------------------

                       Level I, II, III                    0.175%
                       Level IV, V                          0.20%
                       Level VI, VII                       0.225%

                  The Revolving Credit Facility B Commitment Fees shall be calculated on the basis of a 360-day year and the actual number of days elapsed and shall be payable quarterly in arrears on the last day of each Fiscal Quarter, commencing on the first such date to occur after the Closing Date, and on the Revolving Credit Facility B Termination Date. The Borrowers shall have no liability to the Banks for any Revolving Credit Facility B Commitment Fees paid to the Administrative Bank which the Administrative Bank does not properly remit to such Bank, and such Bank's sole remedy in respect thereof shall be against the Administrative Bank.

                  (iii) Notwithstanding that the Pricing Level Calculation Date of the Applicable Pricing Level for a Pricing Period occurs after the relevant Date of Determination, upon the actual calculation of the applicable Pricing Level for such Pricing Period, adjustments to the Applicable Commitment Fee Percentage and the amount of the Revolving Credit Facility Commitment Fees, as applicable, shall be made to reflect retroactive application of the applicable Pricing Level to the first day of such Pricing Period. Notwithstanding anything in the foregoing to the contrary, if any Compliance Certificate delivered by the Borrowers demonstrating the appropriate Pricing Level shall prove to be incorrect (as determined by reference to a subsequent Compliance Certificate or subsequent publicly filed financial statements of the Borrowers or otherwise), such Compliance Certificate shall no longer be in effect, and the Administrative Bank shall notify the Borrowers of such incorrectness and shall calculate the difference between the amount of the Revolving Credit Facility Commitment Fees actually paid by the Borrowers on the basis of such incorrect Compliance Certificate and the amount of Revolving Credit Facility Commitment Fees which would have been due had such incorrect Compliance Certificate not been delivered. The Administrative Bank shall notify the Borrowers of the amount of such difference, if any, in a statement setting forth the method of calculation of such amount (which calculation, in the absence of demonstrable error, shall be deemed correct) and the Borrowers shall pay such amount to the Administrative Bank for the benefit of the Banks within three (3) Business Days of such notice.

                  C. OTHER FEES. The Borrowers agree to pay to the Administrative Bank such fees for serving as the Administrative Bank hereunder in the amounts and at the times agreed to in writing between the Borrowers and the Administrative Bank.

         2.4 PREPAYMENTS AND PAYMENTS; REDUCTIONS IN REVOLVING LOAN COMMITMENTS.

                  A. VOLUNTARY PREPAYMENTS. The Borrowers may, upon not less than one (1) Business Day prior written or telephonic notice confirmed in writing to the Administrative Bank, at any time and from time to time, prepay any Revolving Credit Loans (other than Swing Line Loans) in whole or in part in an aggregate minimum amount of Two Hundred Fifty Thousand Dollars ($250,000.00) and integral multiples of Twenty Five Thousand Dollars ($25,000.00) in excess of that amount; provided however that in the event that the Borrowers prepay a Euro-Rate Loan pursuant to this Section 2.4B on a date that is other than the expiration date of the Interest Period applicable thereto, the Borrowers shall compensate the Banks in accordance with the provisions of Section 2.6D hereof. If the Borrowers have given notice of prepayment as aforesaid, the principal amount of the Revolving Credit Loans specified in such notice shall become due and payable on the prepayment date specified therein. All prepayments of principal of the Revolving Credit Loans shall be accompanied by the payment of accrued interest on the principal amount being prepaid and shall be applied to the payment of interest before application to principal. All prepayments of the Revolving Credit Loans shall be applied first to Base Rate Loans to the full extent thereof and then shall be applied to Euro-Rate Loans, in each case in a manner which minimizes the amount of any payments required to be made by the Borrowers pursuant to Section 2.6D hereof.

                  B. GENERAL PROVISIONS REGARDING PAYMENTS.

                           (i) MANNER AND TIME OF PAYMENT. All payments of
principal, interest and fees hereunder and under the Revolving Credit Notes by the Borrowers shall be made without defense, setoff and counterclaim and in same day funds and delivered to the Administrative Bank not later than 11:00 A.M. (Louisville, Kentucky time) on the date due at its office located in Louisville, Kentucky; funds received by the Administrative Bank after that time shall be deemed to have been paid by the Borrowers on the next succeeding Business Day.

                           (ii) PAYMENTS ON BUSINESS DAYS. Whenever any payment
to be made hereunder or under the Revolving Credit Notes shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day (unless no further Business Day occurs in such month, in which case payment shall be made on the next preceding Business Day) and such extension of time shall be included in the computation of the payment of interest hereunder or under the Revolving Credit Notes or of the Revolving Credit Facility Commitment Fees, as the case may be.

                  C. VOLUNTARY REDUCTION OF REVOLVING LOAN COMMITMENTS. The Borrowers shall have the right, at any time and from time to time, to terminate in whole or permanently reduce in part, without premium or penalty, the Revolving Credit Facility A Loan Commitments and/or Revolving Credit Facility B Loan Commitments. The Borrowers shall give not less than five (5) Business Days' prior written notice to the Administrative Bank designating the date (which shall be a Business Day) of such termination or reduction and the amount of any partial reduction of the Revolving Loan Commitments. Such termination or partial reduction of the Revolving Loan Commitments shall be effective on the date specified in the Borrowers' notice and shall reduce the Revolving Loan Commitment of each Bank in proportion to its Revolving Credit Facility Pro Rata Share. Any such partial reduction of the Revolving Loan Commitments shall be in a minimum amount of One Million Dollars ($1,000,000.00) and integral multiples of One Hundred Thousand Dollars ($100,000.00) in excess of that amount.

         2.5 USE OF PROCEEDS.

                  A. REVOLVING CREDIT LOANS. The proceeds of the Revolving Credit Loans shall be used by the Borrowers to fund their working capital needs, and to fund the purchase price of acquisitions of and investments in businesses which are described in Section 8.5 hereof and all businesses incidental to or related to the foregoing businesses of the Borrowers therein described.

                  B. MARGIN REGULATIONS. No portion of the proceeds of any Revolving Credit Loans under this Loan Agreement shall be used by the Borrowers in any manner which might cause the making of the Revolving Credit Loans or the application of the proceeds thereof to violate Regulation G, Regulation U, Regulation T, or Regulation X of the Board of Governors of the Federal Reserve System or any other regulation of such Board or to violate the securities and Exchange Act of 1934, in each case as in effect on the date or dates of the making of any such Revolving Credit Loan and such use of the proceeds thereof. If requested by the Banks, the Borrowers shall execute and deliver to the Banks a completed Federal Reserve Form U-1.

         2.6 SPECIAL PROVISIONS GOVERNING EURO-RATE LOANS. Notwithstanding any other provision of this Loan Agreement to the contrary, the following provisions shall govern with respect to Euro-Rate Loans as to the matters covered:

                  A. DETERMINATION OF EURO-RATE. As soon as practicable after 10:00 A.M. Louisville, Kentucky time on each Interest Rate Determination Date applicable to the particular Euro-Rate Loan, the Administrative Bank shall furnish to the Borrowers a quote of the Euro-Rate to apply to the particular Euro-Rate Loan. The Administrative Bank will in addition confirm to the Borrowers in writing the actual Euro-Rate prior to the funding of the particular Euro-Rate Loan, and the determination of each Euro-Rate by the Administrative Bank, provided that the Administrative Bank shall have determined the Euro-Rate in good faith, shall be final, conclusive and binding upon both the Borrowers and the Banks in the absence of manifest or demonstrable error and shall apply to the particular Euro-Rate Loan for the applicable Interest Period.

                  B. INABILITY TO DETERMINE EURO-RATE. In the event that the Administrative Bank shall have determined in good faith (which determination shall be final and conclusive and binding upon the Borrowers), on any Interest Rate Determination Date or Funding Date with respect to any Euro-Rate Loans, that by reason of circumstances occurring after the date of this Loan Agreement affecting the London interbank market, adequate and fair means do not exist for ascertaining the interest rate applicable to such Euro-Rate Loans on the basis provided for in the definition of Euro-Rate, the Administrative Bank shall on such date give notice (by telecopy or by telephone confirmed in writing) to the Borrowers and the Banks of such determination, whereupon (i) no Revolving Credit Loans may be made as, or converted to, Euro-Rate Loans until such time as the Administrative Bank notifies the Borrowers and the Banks that the circumstances giving rise to such notice no longer exist; (ii) any Request for Revolving Credit Loan or Notice of Conversion/ Continuation given by the Borrowers with respect to the Revolving Credit Loans in respect of which such determination was made shall be deemed to be rescinded by the Borrowers, and (iii) any Request for Revolving Credit Loan or Notice of Conversion/Continuation given by the Borrowers with respect to the Revolving Credit Loans in respect of which such determination was made shall be deemed to be a request to make Base Rate Loans.

                  C. ILLEGALITY OR IMPRACTICABILITY OF EURO-RATE LOANS. In the event that on any date any Bank shall have determined in good faith (which determination shall be final and conclusive and binding upon the parties hereto but shall be made only after consultation with the Borrowers) that the making, maintaining or continuation of its Euro-Rate Loans (i) has become unlawful as a result of compliance by such Bank in good faith with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any such treaty, governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful) or (ii) has become impracticable, or would cause such Bank material hardship, as a result of contingencies occurring after the date of this Loan Agreement which materially and adversely affect the London interbank market or the position of such Bank in that market, then such Bank shall on that day give notice (by telecopy or by telephone confirmed in writing) to the Borrowers and the other Bank of such determination. Thereafter, (a) the obligation of the Banks to make Revolving Credit Loans as, or to convert Revolving Credit Loans to, Euro-Rate Loans shall be suspended until such notice shall be withdrawn by the particular Bank, (b) to the extent such determination by the particular Bank relates to a Euro-Rate Loan then being requested by the Borrowers pursuant to a Request for Revolving Credit Loan or Notice of Conversion/Continuation, the Banks shall make such Euro-Rate Loan as (or convert such Euro-Rate Loan to, as the case may be) a Base Rate Loan, and (c) the Banks' obligation to maintain their outstanding Euro-Rate Loans, as the case may be (the "Affected Loans"), shall be terminated at the earlier to occur of the expiration of the Interest Periods then in effect with respect to the Affected Loans or when required by law, and the Affected Loans shall automatically convert into Base Rate Loans on the date of such termination.

                  D. COMPENSATION FOR BREAKAGE OR NON-COMMENCEMENT OF INTEREST PERIODS. The Borrowers shall compensate the Banks, upon written request by the Banks (which request shall set forth the basis for requesting such amounts), for all reasonable losses, expenses and liabilities (including, without limitation, any interest paid by the Banks to lenders of funds borrowed by them to make or carry the Euro-Rate Loans and any reasonable loss, expense or liability sustained by the Banks in connection with the liquidation or re-employment of such funds) which the Banks may sustain: (i) if for any reason (other than a default by the Banks or the conversion of the Borrowers' Request for Revolving Credit Loan or Notice of Conversion/Continuation from a request to make Euro-Rate Loans into a request to make Base Rate Loans pursuant to Sections 2.6B or 2.6C hereof) a borrowing of any Euro-Rate Loan does not occur on a date specified therefor in a Request for Revolving Credit Loan or Notice of Conversion/Continuation or a telephonic request for borrowing, or a conversion to or continuation of any Euro-Rate Loan does not occur on a date specified therefor in a Request for Revolving Credit Loan or Notice of Conversion/Continuation or a telephonic request for conversion or continuation,
(ii) if any prepayment or conversion of any of the Euro-Rate Loans occurs on a date that is not the last day of the Interest Period applicable to that Euro-Rate Loan, (iii) if any prepayment of any of the Euro-Rate Loans is not made on any date specified in a notice of prepayment given by the Borrowers, or
(iv) as a consequence of any other default by the Borrowers to repay the Euro-Rate Loans when required by the terms of this Loan Agreement. The Banks shall deliver to the Borrowers a certificate setting forth the calculation of the compensation claimed to be due to the Banks within thirty (30) days after the occurrence of the event giving rise to such claim for compensation, which calculations shall be binding upon the Borrowers in the absence of manifest or demonstrable error.

                  E. BOOKING OF EURO-RATE LOANS. Each Bank may make, carry or transfer its Revolving Credit Facility Pro Rata Share of Euro-Rate Loans at, to, or for the account of any of its branch offices or the office of an Affiliate of such Bank; provided however that if any transfer of a Bank's Revolving Credit Pro Rata Share of Euro-Rate Loans from the office where such Bank's Revolving Credit Facility Pro Rata Share of Euro-Rate Loans originated shall materially and unreasonably increase the cost to the Borrowers of such Euro-Rate Loans, such transfer may occur only if required (i) by the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation, or (ii) to comply with any guideline or request from any central bank or other governmental authority or quasi-governmental authority exercising control over banks or financial institutions generally (whether or not such guideline or request shall have the force of law).

                  F. ASSUMPTIONS CONCERNING FUNDING OF EURO-RATE LOANS. The calculation of all amounts payable to the Banks under this Section 2.6 and under
Section 4.1 hereof shall be made as though each Bank had actually funded each Euro-Rate Loan through the purchase of a deposit bearing interest at the rate obtained pursuant to clause (i) of the definition of Euro-Rate in an amount equal to such Bank's Revolving Credit Facility Pro Rata Share of the amount of such Euro-Rate Loan and having a maturity comparable to the relevant Interest Period and through the transfer of such deposit from an offshore office of such Bank to a domestic office of such Bank in the United States of America; provided however that each Bank may fund its Revolving Credit Facility Pro Rata Share of the Euro-Rate Loans in any manner it sees fit and the foregoing assumptions shall be utilized only for the purposes of calculating amounts payable under this Section 2.6 and under Section 4.1 hereof.

                  G. EURO-RATE LOANS AFTER EVENT OF DEFAULT. After the occurrence and during the continuation of an Event of Default, (i) the Borrowers may not elect to have a Revolving Credit Loan made or maintained as, or converted to, a Euro-Rate Loan after the expiration of any Interest Period then in effect for that Revolving Credit Loan, (ii) subject to the provisions of
Section 2.6E hereof, any Request for Revolving Credit Loan or Notice of Conversion/Continuation given by the Borrowers with respect to a requested borrowing or conversion/continuation, as applicable, that has not yet occurred shall be deemed to be rescinded by the Borrowers, and (iii) all Euro-Rate Loans shall thereupon bear interest at the Default Rate until the Event of Default is cured or the Revolving Credit Loans are respectfully paid in full to the Banks and the Revolving Loan Commitments have expired or have been terminated by the Borrowers or the Banks.

         2.7 LETTERS OF CREDIT.

                  A. LETTERS OF CREDIT. Subject to the terms and conditions of this Loan Agreement and in reliance upon the representations and warranties of the Borrowers set forth herein, the Borrowers may request, in accordance with the provisions of this Section 2.7A, that on and after the Closing Date, PNC issue Letters of Credit for the account of the Borrowers denominated in Dollars. Issuances of Letters of Credit shall be subject to the following limitations:

                           (i) The Borrowers may not request that PNC issue any
Letter of Credit if, after giving effect to such issuance, (y) the total Letter of Credit Usage would exceed Twenty Million Dollars ($20,000,000.00), or (z) the Total Utilization of Revolving Credit Facility A Loan Commitments would exceed the Revolving Credit Facility A Loan Commitments, as the amount available under such Revolving Credit Facility A Loan Commitments may be reduced from time to time pursuant to Section 2.4C hereof.

                           (ii) In no event shall PNC issue, reissue, amend or
permit the extension of: (y) any Letter of Credit having an expiration date later than the Revolving Credit Facility A Termination Date in effect at the time of issuance, reissuance, amendment or extension (automatic or otherwise) thereof; or (z) subject to the foregoing clause (y), any Letter of Credit having an expiration date more than one year after its date of issuance; provided that subject to the foregoing clause (y), this clause (z) shall not prevent PNC from agreeing that a Letter of Credit will automatically be extended annually for one or more periods each not to exceed one year if PNC does not cancel such extension, subject to the Banks extending the Revolving Credit Facility A Termination Date.

         It shall be a condition precedent to the issuance of any Letter of Credit in accordance with the provisions of this Section 2.7 that each condition set forth in Sections 5.1 and 5.2A and B of this Loan Agreement shall have been satisfied.

         Immediately upon the issuance of each Letter of Credit, each Bank shall be deemed to, and hereby agrees to, have irrevocably purchased from PNC a participation in such Letter of Credit and drawings thereunder in an amount equal to such Bank's Revolving Credit Facility Pro Rata Share of the maximum amount which is or at any time may become available to be drawn thereunder.

         Each Letter of Credit shall provide that it shall be subject to the Uniform Customs and Practice of Documentary Credits (1993 Revision), International Chamber of Commerce Brochure No. 500, or any successor thereto. Each Letter of Credit may provide that PNC may (but shall not be required to) pay the beneficiary thereof upon the occurrence of an Event of Default and the acceleration of the maturity of the Revolving Loans or, if payment is not then due to the beneficiary, provide for the deposit of funds in an account to secure payment to the beneficiary and that any funds so deposited shall be paid to the beneficiary of the Letter of Credit if conditions to such payment are satisfied or returned to PNC for distribution to the Banks (or, if all Obligations shall have been indefeasibly paid in full, to the Borrowers) if no payment to the beneficiary has been made and thirty (30) days after the final date available for drawings under the Letter of Credit has passed. Each payment or deposit of funds by PNC as provided in this paragraph shall be treated for all purposes of this Loan Agreement as a drawing duly honored by PNC under the related Letter of Credit.

                  B. NOTICE OF ISSUANCE. Whenever a Borrower desires the issuance of a Letter of Credit, Res-Care, as agent for such Borrower, shall deliver to PNC an Application and Agreement for Letter of Credit in the form of EXHIBIT Q annexed hereto no later than 10:00 A.M. (Louisville, Kentucky time) at least ten (10) Business Days, or in each case such shorter period as may be agreed to by PNC in any particular instance, in advance of the proposed date of issuance. The Application and Agreement for Letter of Credit shall specify (i) the proposed date of issuance (which shall be a Business Day under the laws of the Commonwealth of Kentucky), (ii) the face amount of the Letter of Credit,
(iii) the expiration date of the Letter of Credit, (iv) the name and address of the beneficiary of the Letter of Credit, and (v) a summary of the purpose and contemplated terms of the Letter of Credit. Prior to the date of issuance of any Letter of Credit, Res-Care shall specify a precise description of the documents and the proposed text of any certificate to be presented by the beneficiary under such Letter of Credit which, if presented by the beneficiary prior to the expiration date of the

Letter of Credit, would require PNC to make payment under the Letter of Credit; PROVIDED that PNC, in its sole reasonable judgment, may require changes in any such documents and certificates; PROVIDED FURTHER that no Letter of Credit shall require payment against a conforming draft to be made thereunder on the same Business Day (under the laws of the Commonwealth of Kentucky) that such draft is presented if such presentation is made after 11:00 A.M. (Louisville, Kentucky time) on such Business Day. In determining whether to pay under any Letter of Credit, PNC shall be responsible only to determine that the documents and certificates required to be delivered under that Letter of Credit have been delivered and that they comply on their face with the requirements of that Letter of Credit; PROVIDED, FURTHER, nothing contained in this Section 2.7B shall be deemed to prejudice the right of the Borrowers to recover from PNC in respect of any amounts paid by PNC under any Letter of Credit in the event that it is determined by a court of competent jurisdiction that the payment with respect to such Letter of Credit by PNC constituted gross negligence or willful misconduct on the part of PNC.

                  C. DELIVERY OF COPIES OF LETTERS OF CREDIT AND LETTER OF CREDIT AMENDMENTS. PNC shall, promptly after the issuance of each Letter of Credit, or any amendment or cancellation thereto, furnish to the Banks a copy of such Letter of Credit or of such amendment or cancellation, as the case may be, together with, in the case of the issuance of any Letter of Credit, the amount of its risk participation therein, which shall be such Bank's Revolving Credit Facility Pro Rata Share of the stated amount of such Letter of Credit.

                  D. PAYMENT OF AMOUNTS DRAWN UNDER LETTERS OF CREDIT. In the event of any drawing under any Letter of Credit by the beneficiary thereof, PNC shall promptly notify the Borrowers and the Banks of such drawing, and the Borrowers shall reimburse PNC on the date on which such drawing is honored in an amount in same day funds equal to the amount of such drawing. The Borrowers shall have the right to obtain a Revolving Credit Loan under either Revolving Credit Facility A or Revolving Credit Facility B (subject to the limitations set forth in Sections 2.lA and 2.1B hereof and in the absence of any Event of Default hereunder) in an amount sufficient to repay in full any such drawing honored by PNC under a Letter of Credit.

                  E. PAYMENT BY BANKS WITH RESPECT TO LETTERS OF CREDIT. In the event that the Borrowers shall fail to reimburse PNC as provided in Section 2.7D hereof in an amount equal to the amount of any drawing honored by PNC under a Letter of Credit issued by PNC, PNC shall promptly notify each of the other Banks of the unreimbursed amount of such drawing and of each Bank's participation therein, which participation shall be equal to such Bank's Revolving Credit Facility Pro Rata Share of the unreimbursed amount of such drawing. Each Bank shall make available to PNC an amount equal to its participation in same day funds, at the offices of PNC located at 500 West Jefferson Street, Louisville, Kentucky not later than 1:00 P.M. (Louisville, Kentucky time) on the Business Day (under the laws of Commonwealth of Kentucky) after the date notified by PNC, and each such amount so made available by each Bank will be deemed a Revolving Credit Loan under Revolving Credit Facility A made by such Bank to the Borrowers under this Loan Agreement as of the date such amount is so made available to PNC. In the event that any Bank fails to make available to PNC the amount of such Bank's participation in such Letter of Credit as provided in this Section

2.7E, PNC shall be entitled to recover such amount on demand from such Bank together with interest at the customary rate set by PNC for the correction of errors among banks for three Business Days and thereafter at the Federal Funds Effective Rate. Nothing in this Section 2.7 shall be deemed to prejudice the right of any Bank to recover from PNC any amounts made available by such Bank to PNC pursuant to this Section 2.7E in the event that it is determined by a court of competent jurisdiction that the payment made by PNC with respect to a Letter of Credit in respect of which reimbursement was made by such Bank constituted gross negligence or willful misconduct on the part of PNC. PNC shall distribute to the each other Bank, to the extent that it has paid all amounts payable by it under this Section 2.7E with respect to any Letter of Credit issued by PNC, such Bank's Revolving Credit Facility Pro Rata Share of all payments received by PNC from the Borrowers in reimbursement drawings honored by PNC under such Letter of Credit, as the case may be, when such payments are received. Notwithstanding anything to the contrary herein, each Bank shall have a direct right to reimbursement of such amounts from the Borrowers, subject to the procedures for reimbursing such Bank set forth in this Section 2.7.

                  F. COMPENSATION. The Borrowers agree to pay, without duplication, the following amounts to PNC with respect to each such Letter of Credit issued by PNC for the account of the Borrowers:

                           (i) With respect to each Letter of Credit, a letter
of credit fee (the "Letter of Credit Fee") payable to PNC for the account of the Banks (and to be shared by the Banks pro rata in accordance with their respective Revolving Credit Facility Pro Rata Shares) equal to the Applicable Letter of Credit Percentage multiplied by the maximum amount available from time to time to be drawn under such Letter of Credit; PROVIDED THAT, on each Date of Determination, commencing with the first Date of Determination to occur after the Closing Date, the applicable Letter of Credit Percentage in effect for the Pricing Period commencing on such Date of Determination and continuing for the term of the Pricing Period that begins on such Date of Determination shall be the Applicable Letter of Credit Percentage corresponding to the Pricing Level in effect for such Pricing Period, as follows:


                  PRICING LEVEL        APPLICABLE LETTER OF CREDIT PERCENTAGE
                  -------------        --------------------------------------

                    Level I                              0.500%
                    Level II                             0.750%
                    Level III                            1.000%
                    Level IV                             1.250%
                    Level V                              1.375%
                    Level VI                             1.625%
                    Level VII                            1.875%

provided, further, that during any Pricing Period during which the ratio of the Borrowers' Debt to Capitalization exceeds 0.65 to 1.00, a surcharge of 0.25% shall be added to the applicable Pricing Level, such surcharge to be applied at the end of any Pricing Period during which the ratio of the

Borrowers' Debt to Capitalization exceeds 0.65 to 1.00, retroactive to the beginning of such Pricing Period, provided, further, that the Letter of Credit Fee, as based on the Applicable Letter of Credit Percentage, shall be payable quarterly in advance beginning on the date of issuance of such Letter of Credit and quarterly in advance beginning on the date, if such should occur, of each renewal or extension of such Letter of Credit;

                           (ii) With respect to drawings made under any Letter
of Credit, interest, payable in immediately available funds to PNC on demand, on the amount paid by PNC in respect of each such drawing from the date of the drawing through the date such amount is reimbursed by the Borrowers at a variable rate equal to the Prime Rate;

                           (iii) with respect to the issuance, amendment or
transfer of each Letter of Credit and each drawing made thereunder, documentary and processing charges payable to PNC in accordance with PNC's standard schedule for such charges in effect at the time of such issuance, amendment, transfer or drawing, as the case may be;

                           (iv) promptly upon receipt by PNC of the amount
described in subdivisions (ii) and (iii) of this Section 2.7F, PNC shall distribute to each Bank its Pro Rata Share of such amount; and

                           (v) with respect to each Letter of Credit, a letter
of credit fronting fee (the "Letter of Credit Fronting Fee") payable to PNC for its own account, in a percentage amount agreed to in writing between PNC and Res-Care multiplied by the aggregate face amount of Letters of Credit outstanding during a Fiscal Quarter, payable quarterly in arrears.

                           (vi) The Letters of Credit issued under the Old Loan
Agreement and outstanding as of the Closing Date are deemed to be issued and outstanding under this Loan Agreement. To the extent that fees have been paid with respect to such Letters of Credit, no fees shall be due under this Section 2.7F for such Letters of Credit until the date on which fees would otherwise be due for such Letters of Credit.

                  G. OBLIGATIONS ABSOLUTE; INDEMNIFICATION, NATURE OF PNC'S DUTIES. Subject to the right of the Borrowers and the Banks to seek damages in the event that a court of competent jurisdiction determines that PNC acted in bad faith and/or committed gross negligence or willful misconduct in honoring any draft presented under any Letter of Credit issued by PNC, the obligation of the Borrowers to reimburse PNC for drawings made under such Letter of Credit and the obligation of the Banks under Section 2.7E hereof to reimburse PNC in accordance with their Pro Rata Shares for drawings made under such Letter of Credit shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Loan Agreement under all circumstances including, without limitation, the following circumstances:

                           (i) any lack of validity or enforceability of such
Letter of Credit;

                           (ii) the existence of any claim, set-off, defense or
other right which the Borrowers may have at any time against a beneficiary or any transferee of such Letter of Credit (or any Persons for whom any such transferee may be acting), the Administrative Bank, any Bank or any other Person, whether in connection with this Loan Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between the Borrowers and the beneficiary for which such Letter of Credit was procured);

                           (iii) any draft, demand, certificate or any other
document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                           (iv) payment by PNC under such Letter of Credit
against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit;

                           (v) any other circumstance or happening whatsoever,
which is similar to any of the foregoing; or

                           (vi) the fact that an Event of Default or a Potential
Event of Default unde this Loan Agreement shall have occurred and be continuing.

         In addition to amounts payable as elsewhere provided in this Section 2, the Borrower hereby agrees to protect, indemnify, pay and save PNC harmless from and against any all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees but excluding allocated costs of internal counsel), which PNC may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of the Letters of Credit, other than as a result of bad faith, gross negligence or wilful misconduct of PNC as determined by a court of competent jurisdiction, or (ii) the failure of PNC to honor a drawing under any Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority.

         As between the Borrower and PNC, the Borrower assumes all risks of the acts and omissions of, or misuse of the Letters of Credit issued by PNC for the account of the Borrowers by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, PNC shall not be responsible: (i) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of the Letters of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) for failure of the beneficiary of any such Letter of Credit to comply fully with conditions required in order to draw upon such Letter of Credit; (iv) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) for errors in interpretation of technical terms; (vi) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) for the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; and (viii) for any consequences arising from causes beyond the control of PNC, including, without limitation, any act or omission, whether rightful or wrongful, of any present or future government agency or authority. None of the above shall affect, impair, or prevent the vesting of any of PNC's rights or powers hereunder; PROVIDED HOWEVER, that PNC shall be responsible for any payment PNC makes under any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit in the event such payment constitutes bad faith, gross negligence or willful misconduct of PNC as determined by a court of competent jurisdiction.

         In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by PNC under or in connection with the Letters of Credit issued by it or the related certificates, if taken or omitted in good faith and without bad faith, gross negligence or willful misconduct, shall not put PNC under any resulting liability to the Borrowers or the Banks.

         Notwithstanding anything to the contrary contained in this Section 2.7, the Borrowers shall have no obligation to indemnify PNC in respect of any liability incurred by PNC arising out of the bad faith, gross negligence or willful misconduct of PNC, as determined by a court of competent jurisdiction, or out of the wrongful dishonor by PNC of proper demand for payment made under the Letters of Credit issued by it.

                  H. COMPUTATION OF INTEREST. Interest payable pursuant to this
Section 2.7 shall be computed on the basis of a 360-day year and the actual number of days elapsed in the period during which it accrues.

                  I. AMENDMENTS. The Borrowers may request that PNC enter into one or more amendments of any Letter of Credit issued by PNC for the account of the Borrowers by delivering to PNC an Application and Agreement For Letter of Credit specifying (i) the proposed date of the amendment, and (ii) the requested amendment. PNC shall be entitled to enter into amendments with respect to the Letters of Credit issued by it; PROVIDED HOWEVER that any such amendment extending the expiry date, changing the Letter of Credit Fee, or increasing the stated amount of any Letter of Credit shall only be permitted if PNC would be permitted to issue a new Letter of Credit having such an expiry date, different Letter of Credit Fee, or stated amount under this Section 2.7 on the date of the amendment.

                  J. ADDITIONAL PAYMENTS. If by reason of (i) any change in applicable law, regulation, rule, decree or regulatory requirement or any change in the interpretation or application by any judicial or regulatory authority of any law, regulation, rule, decree or regulatory requirement or (ii) compliance by PNC with any direction, request or requirement (whether or not having the force of law) of any governmental or monetary authority including, without limitation, Regulation D:

          (a) any reserve, deposit or similar requirement is or shall be applicable, imposed or modified in respect of any Letter of Credit issued by PNC; or

          (b) there shall be imposed on PNC any other condition regarding this
         Section 2.7 or any Letter of Credit;

and the result of the foregoing is to directly or indirectly increase the cost to PNC of issuing, making or maintaining any Letter of Credit, or to reduce the amount receivable in respect thereof by PNC (other than an increase in cost or reduction in amounts receivable as consequence of any Tax, which shall be governed by the provisions of Section 4 hereof), then and in any such case PNC may, at any time within a reasonable period after the additional cost is incurred or the amount received is reduced, notify the Borrowers, and the Borrowers shall pay on demand such amounts as PNC may specify to be necessary to compensate PNC for such additional cost or reduced receipt, together with interest on such amount from ten (10) days after the date of such demand until payment in full thereof at a rate equal at all times to the Prime Rate. The determination by PNC of any amount due pursuant to this Section 2.7J as set forth in a certificate setting forth the calculation thereof in reasonable detail, shall, in the absence of manifest or demonstrable error, be final and conclusive and binding on the Borrowers.



                                    SECTION 3
                           SWING LINE CREDIT FACILITY
                           --------------------------

         Subject to the terms and conditions of this Loan Agreement, PNC hereby agrees to make Swing Line Loans to the Borrowers under the Swing Line Credit Facility.

         3.1 SWING LINE CREDIT FACILITY. From the date hereof throughout the Swing Line Commitment Period, and subject to the terms, conditions and other provisions of this Agreement, PNC agrees to make Swing Line Loans to the Borrowers from time to time in a total amount not exceeding Fifteen Million Dollars ($15,000,000.00) in amounts of Twenty Five Thousand Dollars ($25,000) and integral multiples of Five Thousand Dollars ($5,000) in excess thereof. The Swing Line Credit Facility is established for the administrative convenience of the Borrowers, PNC and the Banks. During the Swing Line Commitment Period the Borrowers may borrow and repay advances under the Swing Line Credit Facility in whole or in part, and reborrowing all in accordance with the terms, conditions and other provisions of this Agreement. The making of each Swing Line Loan shall be subject to the further provisions of this Section 3.1, and shall be subject to all of the conditions of lending stated in Section 5.2 being fulfilled at the time of each Swing Line Loan, and provided further that each Swing Line Loan shall be on the terms and subject to the conditions hereinafter stated.

                  A. INTEREST. Swing Line Loans shall bear interest (calculated on the basis that an entire year's interest is earned in 365 or 366 days as the case may be) from the date of each such Swing Line Loan until repaid at an annual rate equal to the Offered Rate. After maturity, whether by acceleration or scheduled maturity, until paid in full, or when and so long as there shall exist any uncured Default, Swing Line Loans shall bear interest at the applicable Default Rate. Interest shall be due and payable to PNC at the end of each calendar quarter following receipt of a statement from PNC, and on the Swing Line Commitment Termination Date.

                  B. PRINCIPAL. The Borrowers shall pay all principal of Swing Line Loans on the Swing Line Commitment Termination Date.

                  C. SWING LINE NOTE. The obligations of the Borrowers to repay Swing Line Loans shall be evidenced by a promissory note (the "Swing Line Note") substantially in the form of EXHIBIT "C" attached hereto.

                  D. CONDITIONS FOR SWING LINE LOANS. So long as no Event of Default or Default shall have occurred and be continuing, during the Swing Line Commitment Period, the Borrowers may borrow, repay and reborrow under the Swing Line Credit Facility on any Business Day, subject to the terms, conditions and other provisions of this Agreement. The making of Swing Line Loans will be conditioned upon receipt by PNC from the Borrowers of a Request for Swing Line Loan by 12:00 noon Louisville, Kentucky, time on the Business Day of the requested Swing Line Loan. Notwithstanding the foregoing, PNC may, in its sole discretion, accept an oral or written request made on behalf of the Borrowers by an Authorized Officer by telephone, telex, facsimile or some other form of written electronic communication, in which case PNC shall be entitled to rely on any such oral or written request received by PNC in good faith from anyone reasonably believed by PNC to be an Authorized Officer. The Borrowers shall promptly confirm any such communication by delivery of a Request for Swing Line Loan upon request of PNC. Disbursements of, and payments of principal with respect to Swing Line Loans may be evidenced by notations of PNC or its electronic data processing equipment. The aggregate amount of all disbursements of Swing Line Loans made and shown on PNC's electronic data processing equipment, over all of the payments of principal made by the Borrowers and recorded on PNC's electronic data processing equipment shall be PRIMA FACIE evidence of the outstanding principal balance due under the Swing Line Note.

                  E. GENERAL PROVISIONS REGARDING PAYMENTS.

                           (i) MANNER AND TIME OF PAYMENT. All payments of
principal, interest and fees hereunder and under the Swing Line Note by the Borrowers shall be made without defense, setoff and counterclaim and in same day funds and delivered to PNC not later than 11:00 A.M. (Louisville, Kentucky time) on the due date therefor at its office located in Louisville, Kentucky; funds received by PNC after that time shall be deemed to have been paid by the Borrowers on the next succeeding Business Day.

                           (ii) PAYMENTS ON BUSINESS DAYS. Whenever any payment
to be made hereunder or under the Swing Line Credit Facility shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day (unless no further Business Day occurs in such month, in which case payment shall be made on the next preceding

Business Day) and such extension of time shall be included in the computation of the payment of interest hereunder or under the Swing Line Note.

                  F. VOLUNTARY REDUCTION OF SWING LINE LOAN COMMITMENT. The Borrowers shall have the right, at any time and from time to time, to terminate in whole or permanently reduce in part, without premium or penalty, the Swing Line Loan Commitment. The Borrowers shall give not less than five (5) Business Days' prior written notice to PNC designating the date (which shall be a Business Day) of such termination or reduction and the amount of any partial reduction of the Swing Line Loan Commitment. Such termination or partial reduction of the Swing Line Loan Commitment shall be effective on the date specified in the Borrowers' notice. Any such partial reduction of the Swing Line Loan Commitment shall be in a minimum amount of One Million Dollars ($1,000,000.00).

                  G. OTHER BANKS. Swing Line Loans will be made by PNC, in its individual capacity. Upon a request to reduce the principal amount outstanding Swing Line Loans from the Administrative Bank, the Banks shall make advances based on their Revolving Credit Facility Pro Rate Shares in amounts sufficient to effect the requested reduction in Swing Line Loans.

                  H. LIMITATION. The Borrowers may not request that PNC make any Swing Line Loan if, after making such Swing Line Loan, (y) the total aggregate principal amount of outstanding Swing Line Loans would exceed Fifteen Million Dollars ($15,000,000.00), or (z) the Total Utilization of Revolving Facility A Loan Commitments would exceed the Revolving Facility A Loan Commitments, as the amount available under such Revolving Loan Commitments may be reduced from time to time pursuant to Section 2.4C hereof.

         3.2 USE OF PROCEEDS.

                  A. SWING LINE LOANS. The principal of the Swing Line Loans shall be used by Borrowers for any lawful corporate purposes.

                  B. MARGIN REGULATIONS. No portion of the principal of the Swing Line Loans shall be used by the Borrowers in any manner which might cause the making of the Swing Line Loan or the application of the proceeds thereof to violate Regulation G, Regulation U, Regulation T, or Regulation X of the Board of Governors of the Federal Reserve System or any other regulation of such Board or to violate the Securities and Exchange Act of 1934, in each case as in effect on the date or dates of each Swing Line Loan. If requested by PNC, the Borrowers shall execute and deliver to PNC a completed Federal Reserve Form U-1.



                                    SECTION 4
                    INCREASED COSTS; TAXES; CAPITAL ADEQUACY
                    ----------------------------------------

         4.1 COMPENSATION FOR INCREASED COSTS AND TAXES. In the event that the Banks shall determine in good faith (which determination shall, absent manifest or demonstrable error, be final and conclusive and binding upon both the Borrowers and the Banks) that any law, treaty or governmental rule, regulation or order, or any change therein or in the interpretation, administration or application thereof (including the introduction of any new law, treaty or governmental rule, regulation or order), or any determination of a court or governmental authority, in each case that becomes effective after the Closing Date, or compliance by the Banks with any guideline, request or directive issued or made after the date hereof by any central bank or other governmental or quasi-governmental authority, and which has the force of law and first becomes effective after the Closing Date:

                           (i) subjects any Bank (or its applicable lending
office) to any additional Covered Tax with respect to this Loan Agreement or any of the Revolving Credit Loans or (in the case of PNC) the Swing Line Loans or any of its other obligations hereunder, or changes the basis of taxation of payments to such Bank (or its applicable lending office) of principal, interest, fees or any other amount payable hereunder (but not changes in Excluded Taxes);

                           (ii) imposes, modifies or holds applicable any
additional reserve (including without limitation any marginal, emergency, supplemental, special or other reserve), special deposit, compulsory loan, FDIC insurance or similar requirement against assets held by, or deposits or other liabilities in or for the account of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any Bank (or its applicable lending office) (other than any such reserve or other requirements with respect to Euro-Rate Loans that are reflected in the definition of Euro-Rate); or

                           (iii) imposes any other condition on or affecting any
Bank (or its applicable lending office) or its obligations hereunder or the London interbank market, other than with respect to Taxes;

and the result of any of the foregoing is to increase the cost to any Bank of agreeing to make, making or maintaining Revolving Credit Loans or (in the case of PNC) the Swing Line Loans hereunder or to reduce any amount received or receivable by any Bank (or its applicable lending office) with respect thereto, then, in any such case, the Borrowers shall promptly pay to such Bank, upon demand, such additional amount or amounts (in the form of an increased rate of, or a different method of calculating, interest as such Bank in its reasonable discretion shall determine) as may be necessary to compensate such Bank on an after-tax basis for any such increased cost or reduction in amounts received or receivable hereunder; PROVIDED that any increased cost arising as a result of any of the foregoing other than in respect of Taxes shall apply only to Euro-Rate Loans to the extent the same bear interest by reference to the Euro-Rate. The Bank seeking reimbursement for such amounts from the Borrowers shall deliver to the Borrowers a written statement setting forth in reasonable detail the basis for calculating the additional amounts owed to such Bank under this Section 4.1, which statement shall be conclusive and binding upon both parties hereto absent manifest or demonstrable error.

         4.2 WITHHOLDING OF TAXES.

                  A. PAYMENTS TO BE FREE AND CLEAR. All sums payable by the Borrowers under this Loan Agreement and the other Loan Instruments to or for the benefit of any Bank or any Person who acquires any interest in the Revolving Credit Loans pursuant to the provisions hereof shall be paid free and clear of and (except to the extent required by law) without any deduction or withholding on account of any Covered Tax imposed, levied, collected, withheld or assessed by or within the United States of America or any political subdivision in or of the United States of America or any other jurisdiction from or to which a payment is made by or on behalf of the Borrowers or by any federation or organization of which the United States of America or any such jurisdiction is a member at the time of payment.

                  B. GROSSING-UP OF PAYMENTS. If the Borrowers or any other Person is required by law to make any deduction or withholding on account of any Covered Tax from any sum paid or payable by the Borrowers to any Bank under any of the Loan Instruments:

                           (i) The Borrowers shall notify such Bank of any such
requirement or any change in any such requirement as soon as the Borrowers becomes aware of it;

                           (ii) The Borrowers shall pay any such Tax before the
date on which penalties attach thereto, such payment to be made (if the liability to pay is imposed on the Borrowers) for their own account or (if that liability is imposed on such Bank) on behalf of and in the name of such Bank;

                           (iii) The sum payable by the Borrowers in respect of
which the relevant deduction, withholding or payment is required shall be increased to the extent necessary to ensure that, after the making of that deduction, withholding or payment, such Bank receives on the due date and retains (free from any liability in respect of any such deduction, withholding or payment) a net sum equal to what it would have received and so retained had no such deduction, withholding or payment in respect of Covered Taxes been required or made; and

                           (iv) Within thirty (30) days after paying any sum
from which it is required by law to make any deduction or withholding, and within thirty (30) days after the due date of payment of any Tax which it is required to pay by clause (ii) above, the Borrowers shall deliver to such Bank evidence satisfactory to such Bank of such deduction, withholding or payment and of the remit thereof to the relevant taxing or other authority;

PROVIDED that no such additional amount shall be required to be paid to any Bank under clause (iii) above except to the extent that any change after the date hereof in any such requirement for a deduction, withholding or payment as is mentioned therein shall result in an increase in the rate of such deduction, withholding or payment from that in effect at the date of this Loan Agreement in respect of payments to such Bank.

                  C. TAX REFUND. If the Borrowers determine in good faith that a reasonable basis exists for contesting a Covered Tax, the relevant Bank or Tax Transferee, as applicable, shall cooperate with the Borrowers in challenging such Tax at the Borrowers' expense if requested by the Borrowers (it being understood and agreed that no Bank shall have any obligation to contest, or any responsibility for contesting, any Tax). If any Tax Transferee or any Bank, as applicable, receives a refund (whether by way of a direct payment or by offset of any Covered Tax for which a payment has been made pursuant to this Section 4) the amount of such refund (together with any interest received thereon) shall be paid to the Borrowers to the extent payment has been made in full pursuant to this Section 4.

         4.3 CAPITAL ADEQUACY ADJUSTMENT. If any Bank shall have determined in good faith that the adoption, effectiveness, phase-in or applicability of any law, rule or regulation (or any provision thereof) regarding capital adequacy, or any change therein or in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its applicable lending office) with any guideline, request or directive regarding capital adequacy of any such governmental authority, central bank or comparable agency, and which has the force of law and first becomes effective after the Closing Date, has or will have the effect of reducing the rate of return on the capital of such Bank or any corporation controlling such Bank as a consequence of, or with reference to, such Bank's Revolving Credit Loans or Revolving Loan Commitment or other obligations hereunder to a level below that which such Bank or such controlling corporation would have achieved but for such adoption, effectiveness, phase-in, applicability, change or compliance (taking into consideration the policies of such Bank or such controlling corporation with regard to capital adequacy), then from time to time, within ten (10) Business Days after demand by such Bank, the Borrowers shall pay to such Bank such additional amount or amounts as will compensate such Bank or such controlling corporation on an after-tax basis for such reduction as and when incurred. Each Bank, upon determining in good faith that any additional amounts will be payable pursuant to this Section 4.3, will give prompt written notice thereof to the Borrowers, which notice shall set forth the basis of the calculation of such additional amounts, although the failure to give any such notice shall not release or diminish any of the Borrowers' obligations to pay additional amounts under this Section 4.3.

         4.4 BANKS' OBLIGATION TO MITIGATE. Each Bank agrees that, as promptly as practicable after the officer of such Bank responsible for administering the Revolving Credit Loans under this Loan Agreement becomes aware of the occurrence of an event or the existence of a condition that would entitle such Bank to receive payments under Section 2.6 or Section 4 hereof, it will, to the extent not inconsistent with its internal policies, use reasonable efforts (i) to make, fund or maintain its Revolving Credit Loans through another lending office of such Bank, or (ii) take such other reasonable measures if as a result thereof the additional amounts which would otherwise be required to be paid to such Bank pursuant to Section 2.6 or Section 4 hereof would be materially reduced and if, as determined by such Bank in its sole discretion, the making, funding or maintaining of such Revolving Credit Loans through such other lending office or in accordance with such other measures, as the case may be, would not otherwise materially adversely affect such Revolving Credit Loans or the interests of such Bank; PROVIDED that such Bank will not be obligated to utilize such other lending office pursuant to this Section 4.4 unless the Borrowers agree to pay all expenses incurred by such Bank in utilizing such other lending office. A certificate as to the amount of any such expenses payable by the Borrowers pursuant to this
Section 4.4 (setting forth in reasonable detail the basis for requesting such amount) submitted by any Bank to the Borrowers shall be conclusive absent manifest or demonstrable error.



                                    SECTION 5
                               CLOSING CONDITIONS
                               ------------------

         The establishment of the Revolving Credit Facilities by the Banks in favor of the Borrowers, the obtaining of Revolving Credit Loans and/or Letters of Credit by the Borrowers thereunder, and the making of the Swing Line Loans by PNC to the Borrowers are subject to the satisfaction of all of the following conditions:

         5.1 INITIAL CLOSING CONDITIONS. The obligation of the Banks to make the initial Revolving Credit Loan to the Borrowers and to make the Swing Line Loans to the Borrowers are subject to the condition that, in addition to the satisfaction of the conditions precedent specified in Section 5.2 hereof and, with respect to the Swing Line Loans, the conditions precedent specified in
Section 3.lD hereof, as of the Closing Date, the Banks shall have received the following from the Borrowers, dated the Closing Date or such other date as shall be acceptable to the Banks:

                  A. LOAN AGREEMENT. This Loan Agreement, duly executed and delivered by the Borrowers.

                  B. REVOLVING CREDIT NOTES. The Revolving Credit A Notes and the Revolving Credit B Notes, duly executed and delivered by the Borrowers.

                  C. SWING LINE NOTE. The Swing Line Note, duly executed and delivered by the Borrowers.

                  D. AMENDMENT TO SECURITY AGREEMENTS. The Amendment to Security Agreements, duly and respectively executed and delivered by each of the Existing Borrowers, reaffirming the grant to the Banks a security interest in all of the Accounts and General Intangibles of the Borrowers to secure all Obligations of the Borrowers to the Banks.

                  E. SECURITY AGREEMENTS. The Security Agreements, duly and respectively executed and delivered by each of Res-Care Washington, Inc. and Res-Care Alabama, Inc., as New Borrowers, granting to the Banks a security interest in all of the Accounts and General Intangibles of such New Borrowers to secure all Obligations of the New Borrowers to the Banks.

                  F. UCC-1 FINANCING STATEMENTS. UCC-1 financing statements, duly and respectively executed and delivered by each of the New Borrowers, which, upon filing in the proper UCC filing offices, will perfect the Banks' security interest in all of the Accounts and General Intangibles of the New Borrowers.

                  G. UCC-3 FINANCING STATEMENTS. UCC-3 financing statements, as required by the Administrative Bank in order to properly reflect name changes of Existing Borrowers and/or locations of collateral in new filing jurisdictions, duly and respectively executed and delivered by the appropriate Existing Borrowers.

                  H. STOCK PLEDGE AGREEMENT (RES-CARE). The Stock Pledge Agreement (Res-Care), duly executed and delivered by Res-Care, together with the stock certificates evidencing all of the issued and outstanding shares of common stock of the Consolidated Subsidiaries owned by Res-Care and executed blank stock powers appended thereto.

                  I. STOCK PLEDGE AGREEMENT (ALTERNATIVE YOUTH SERVICES). The Stock Pledge Agreement (Alternative Youth Services), duly executed and delivered by Alternative Youth Services, Inc., together with the stock certificates evidencing all of the issued and outstanding shares of common stock of the Consolidated Subsidiaries owned by Alternative Youth Services, Inc. and executed blank stock powers appended thereto.

                  J. STOCK PLEDGE AGREEMENT (COMMUNITY ALTERNATIVES MISSOURI). The Stock Pledge Agreement (Community Alternatives Missouri), duly executed and delivered by Community Alternatives Missouri, Inc., together with the stock certificates evidencing all of the issued and outstanding shares of common stock of the Consolidated Subsidiaries owned by Community Alternatives Missouri, Inc. and executed blank stock powers appended thereto.

                  K. STOCK PLEDGE AGREEMENT (BALD EAGLE ENTERPRISES). The Stock Pledge Agreement (Bald Eagle Enterprises), duly executed and delivered by Bald Eagle Enterprises, Inc., together with the stock certificates evidencing all of the issued and outstanding shares of common stock of the Consolidated Subsidiaries owned by Bald Eagle Enterprises, Inc. and executed blank stock powers appended thereto.

                  L. STOCK PLEDGE AGREEMENT (NORMAL LIFE). The Stock Pledge Agreement (Normal Life), duly executed and delivered by Normal Life together with the stock certificates evidencing all of the issued and outstanding shares of common stock of the Consolidated Subsidiaries owned by Normal Life and executed blank stock powers appended thereto.

                  M. OPINION OF COUNSEL. A written opinion of counsel on behalf of the Borrowers and the Consolidated Subsidiaries, in form and substance satisfactory to the Banks.

                  N. CERTIFICATE OF SECRETARY OF RES-CARE. A Certificate of the Secretary or Assistant Secretary of Res-Care (i) certifying as to the authenticity, completeness and accuracy of, and attaching copies of, (a) the Articles of Incorporation and By-Laws of Res-Care, and (b) Resolutions of the Board of Directors of Res-Care authorizing Res-Care's execution, delivery and performance of the Loan Instruments to which Res-Care is a party, and (ii) certifying the names and true signatures of the officers of Res-Care authorized to execute and deliver the Loan Instruments to which Res-Care is party, on behalf of Res-Care.

                  O. CERTIFICATE OF SECRETARY OF EACH EXISTING BORROWER OTHER THAN RES-CARE. A Certificate of the Secretary or Assistant Secretary of each Existing Borrower other than Res-Care (i) certifying (a) that there have been no changes to the Certificate or Articles or Bylaws of such Existing Borrower since the date of the Third Amendment to Loan Documents or, in the event of changes, attaching copies of, the amended Articles of Incorporation and By-Laws of such Existing Borrower, and (b) Resolutions of the Board of Directors of such Existing Borrower authorizing the execution, delivery and performance of the Loan Instruments to which the Existing Borrower is a party by such Existing Borrower, and (ii) certifying the names and true signatures of the officers of such Existing Borrower authorized to execute and deliver the Loan Instruments to which such Existing Borrower is a party on behalf of such Existing Borrower.

                  P. CERTIFICATE OF SECRETARY OF EACH NEW BORROWER. A Certificate of the Secretary or Assistant Secretary of each New Borrower (i) certifying as to the authenticity, completeness and accuracy of, and attaching copies of, (a) the Certificate or Articles of Incorporation and By-Laws of such New Borrower, and (b) Resolutions of the Board of Directors of such New Borrower authorizing the execution, delivery and performance of the Loan Instruments to which the New Borrower is a party by such New Borrower, and (ii) certifying the names and true signatures of the officers of such New Borrower authorized to execute and deliver the Loan Instruments to which such New Borrower is a party on behalf of such New Borrower.

                  Q. COMPLIANCE CERTIFICATE. A Compliance Certificate in the form of EXHIBIT G hereto, completed by Res-Care, on behalf of itself and the other Borrowers, and executed by the President or Financial Officer of Res-Care, for itself and as agent for the other the Borrowers, certifying as to the accuracy of the representations and warranties of the Borrowers set forth in this Loan Agreement as of the date hereof.

                  R. OTHER DOCUMENTS. Such other documents as the Banks may reasonably request.

         5.2 CONDITIONS TO ALL REVOLVING CREDIT LOANS, LETTERS OF CREDIT AND SWING LINE LOANS. The obligation of the Banks to make each Revolving Credit Loan on each Funding Date and to issue, through PNC, each Letter of Credit, and the obligation of PNC to make each Swing Line Loan pursuant to the Swing Line Credit Facility, is in each case subject to the following additional conditions precedent:

                  A. REQUEST FOR REVOLVING CREDIT LOAN. The Administrative Bank shall have received with respect to each Revolving Credit Loan, in accordance with the provisions of Section

2.lD of this Loan Agreement, an originally executed Request For Revolving Credit Loan, in each case signed by an Authorized Officer of the Borrowers.

                  B . LETTERS OF CREDIT. The Administrative Bank shall have received with respect to each Letter of Credit, in accordance with the provisions of Section 2.7B of this Loan Agreement, an originally executed Application and Agreement For Letter of Credit relating to such Letter of Credit, in each case signed by an Authorized Officer of the Borrowers.

                  C. REQUEST FOR SWING LINE LOAN. PNC shall have received with respect to each Swing Line Loan, in accordance with the provisions of Section 3.1D of this Loan Agreement, an originally executed Request For Swing Line Loan, in each case signed by an Authorized Officer of the Borrowers.

                  D. GENERAL CONDITIONS. As of the Funding Date of any Revolving Credit Loan, the date of issuance or extension of the stated expiration date of any Letter of Credit, or the date of any Swing Line Loan:

                           (i) The representations and warranties contained
herein shall be true and correct in all material respects on and as of that date to the same extent as though made on and as of that date;

                           (ii) No event shall have occurred and be continuing
or would result from the funding of the Revolving Credit Loan contemplated by such Request For Revolving Credit Loan, the issuance or extension of the stated expiration date of such Letter of Credit contemplated by such Application and Agreement For Letter of Credit, or the funding of the Swing Line Loan contemplated by such Request for Swing Line Loan which would constitute an Event of Default;

                           (iii) The Borrowers shall have performed in all
material respects all agreements and satisfied all conditions which this Loan Agreement and the other Loan Instruments provide shall be performed by it on or before such date;

                           (iv) No order, judgment or decree of any court,
arbitrator or governmental authority shall purport to enjoin or restrain the Banks from making that Revolving Credit Loan or issuing, through PNC, that Letter of Credit or PNC from making such Swing Line Loan; and

                           (v) There shall not be pending or, to the knowledge
of the Borrowers threatened, any action, suit, proceeding or arbitration or, to the knowledge of the Borrowers, any governmental investigation pending or threatened, against or affecting the Borrowers or any property of the Borrowers, which has not been disclosed by the Borrowers pursuant to Sections 7.3 and 7.6 hereof prior to (a) the making of the last preceding Revolving Credit Loan (or, in the case of the initial Revolving Credit Loan made hereunder, prior to the execution of this Loan Agreement), (b) the issuing of the most recent Letter of Credit (or in the case of the initial Letter of Credit issued hereunder, prior to the execution of this Loan Agreement) or the most recent extension of the stated maturity date of any Letter of Credit, or (c) the making of the last Swing Line Loan (or in the case of the initial Swing Line Loan hereunder, prior to the execution of this Loan Agreement). Further, there shall have occurred no development not so disclosed in any such action, suit, proceeding, governmental investigation or arbitration so disclosed, which, in either event, in the opinion of the Banks, could reasonably be expected to have a material adverse effect on the financial condition of the Borrowers. No injunction or other restraining order shall have been issued and no hearing to cause an injunction or other restraining order to be issued shall be pending or noticed with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the consummation of this Loan Agreement or the making of the Revolving Credit Loans, the issuing or extension of the respective stated expiration dates of the Letters of Credit, and/or the making of the Swing Line Loans hereunder.

         E. GENERAL CONDITIONS. As of the Funding Date of any Revolving Credit Loan, the date, the date of issuance or extension of the stated expiration date of any Letter of Credit, or the date of any Swing Line Loan, the Administrative Bank shall have received such other documentation as it may reasonably request.



                                    SECTION 6
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

         The Borrowers represent and warrant to the Banks as follows, which representations and warranties shall be deemed to be continuing representations and warranties until the Revolving Credit Notes, the Swing Line Note, and the other obligations have been respectively paid in full to the Banks, the Revolving Credit Facilities have been terminated by the Banks or the Borrowers, the Swing Line Credit Facility has been terminated by PNC or the Borrowers, and the Letter of Credit Subfacility has been terminated by PNC or the Borrowers, and shall survive the execution and delivery of this Loan Agreement:

         6.1 ORGANIZATION, STANDING, ETC, OF THE BORROWERS. Res-Care is a corporation duly organized and validly existing under the laws of the Commonwealth of Kentucky. The Consolidated Subsidiaries are each corporations duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of the Borrowers has all requisite power and authority to own and operate its properties, to carry on its businesses as now conducted and proposed to be conducted, and to execute and deliver this Loan Agreement and the other Loan Instruments to which it is a party and to carry out the terms hereof and thereof. The Borrowers have delivered to the Administrative Bank a true and complete copy of their Articles of Incorporation and Certificates of Incorporation (as applicable) and By-Laws as in effect on the date hereof.

         6.2 QUALIFICATION. SCHEDULE 6.13 hereto sets forth a list of the Consolidated Subsidiaries and locations in which those Consolidated Subsidiaries are qualified to do business. No Borrower is presently required to be qualified to transact business as a foreign corporation in any jurisdiction other than the states identified in SCHEDULE 6.13 hereto, and except where failure to so qualify would not have a material adverse effect upon the business or operations of such Borrower.

         6.3 USE OF PROCEEDS. The Borrowers' uses of the proceeds of the Revolving Credit Loans and the Swing Line Loans and the uses of the Letters of Credit are and will continue to be legal and proper corporate uses duly authorized by the Board of Directors of each of the Borrowers, and such uses are consistent with all applicable laws and statutes as in effect as of the date hereof.

         6.4 INTELLECTUAL PROPERTY. To the best of the Borrowers' knowledge, the Borrowers own or possess adequate assets, licenses, patents, patent applications, copyrights, trademarks, trademark applications, trade names, franchises, consents, authorizations and service marks and rights with respect to the foregoing necessary for the conduct of their businesses as presently conducted and as proposed to be conducted, without any known conflict with the rights of others.

         6.5 DISCLOSURE; SOLVENCY. Neither this Loan Agreement nor any other document furnished to the Banks by or on behalf of the Borrowers in connection with the Revolving Credit Facilities and/or the Swing Line Loans and/or the other Obligations taken as a whole contains any statement of any material fact which is untrue or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact known to the Borrowers which materially adversely affects or in the future will (so far as the Borrowers can now foresee) materially adversely affect the business, operations, affairs or condition of the Borrowers or any of their properties which has not been set forth in this Loan Agreement or in the other documents furnished to the Banks by or on behalf of the Borrowers in connection with the Revolving Credit Facilities, the Swing Line Loans and the other Obligations. Res-Care and its Subsidiaries, on a consolidated basis in accordance with GAAP, are currently solvent; and neither the issuance and delivery of the Revolving Credit Notes to the Banks and the Swing Line Note to PNC, nor the obtaining of the Letters of Credit, nor the performance of the transactions contemplated hereunder or thereunder, will render Res-Care and its Subsidiaries, on a consolidated basis in accordance with GAAP, insolvent, inadequately capitalized to undertake the transactions contemplated hereunder or to undertake the businesses in which they are presently engaged or about to engage or render the any of Borrowers unable to pay their debts as they become due; the Borrowers are not contemplating either the filing of a petition by them or the commencement of a case by them under any state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of their property; and the Borrowers have no knowledge of any Person contemplating the filing of any such petition or commencement of any such case against the Borrowers.

         6.6 TAX RETURNS AND PAYMENTS. To the best of the Borrowers' knowledge after due inquiry, the Borrowers have filed all tax returns required by law to be filed by them and have paid all taxes, assessments and other governmental charges levied upon their properties, assets, income and franchises, other than those not yet delinquent and those, not substantial in aggregate amount, being or about to be contested as provided in Section 7.2A hereof. The charges, accruals and reserves on the books of the Borrowers in respect of their taxes are adequate in the opinion of the Borrowers. The Borrowers know of no material unpaid assessment for additional taxes or of any basis therefor.

         6.7 INDEBTEDNESS, ETC. As of the date of this Loan Agreement, and without regard to the transactions contemplated hereunder, there is no outstanding Indebtedness of the Borrowers in respect of borrowed money, capital leases or the deferred purchase price of property, existing guaranties issued by the Borrowers or existing liens and security interests encumbering the assets of the Borrowers other than as disclosed in the most recent annual and monthly financial statements of the Borrowers delivered to the Banks or on SCHEDULE 6.7 attached hereto and made a part hereof.

         6.8 TITLE TO PROPERTIES; LIENS; LEASES. The Borrowers have good and marketable title to all of their properties and assets and none of such properties or assets is subject to any mortgage, pledge, lien, security interest, charge or encumbrance other than as described in Section 8.4 hereof. The Borrowers enjoy quiet possession under all leases to which they are party as lessee, and all of such leases are to the best knowledge of the Borrowers, after due inquiry, validly existing and in full force and effect, and, to the best knowledge of the Borrowers, after due inquiry, neither the lessor nor the Borrowers as lessee is in default under any of such leases.

         6.9 LITIGATION, ETC. Except for items disclosed in the Res-Care Annual Report on Form 10-K for Fiscal Year 1997 and items disclosed in the Res-Care Quarterly Report on Form 10-Q for the Fiscal Quarter ended March 31, 1998, and (with respect to disclosures required to be made subsequent to the Closing Date) items that may be subsequently disclosed pursuant to Form 10-Ks and Form 10-Qs for periods ended after March 31, 1998, there is no action, proceeding or investigation pending or, to the best knowledge of the Borrowers, threatened (or any basis therefor known to the Borrowers) (i) which questions the validity of this Loan Agreement, the Revolving Credit Notes, the Swing Line Note, the Stock Pledge Agreements or the other Loan Instruments or any action taken or to be taken pursuant hereto or thereto, (ii) which is not fully covered by insurance other than any applicable deductible, or (iii) which might result, either in any case or in the aggregate, in any material adverse change in the businesses, operations, affairs or condition of the Borrowers or in any of their properties or assets or in any material liability on the part of the Borrowers. Except for items disclosed in the Res-Care Annual Report on Form 10-K for Fiscal Year 1997 and items disclosed in the Res-Care Quarterly Reports on Form 10-Q for the Fiscal Quarter ended March 31, 1998, and (with respect to disclosures required to be made subsequent to the Closing Date) items that may be subsequently disclosed pursuant to Form 10-Ks and Form 10-Qs for periods ended after March 31, 1998, the Borrowers have provided the Administrative Bank with a list of all pending actions, proceedings and investigations involving (y) claims against the Borrowers seeking damages in excess of $1,000,000 in any individual case or in excess of $2,500,000 in the aggregate which is not fully covered by insurance other than any applicable deductible, and (z) claims of the Borrowers for payment, reimbursement or under contracts in excess of $1,000,000 or in excess of $2,500,000 in the aggregate.

         6.10 AUTHORIZATION; COMPLIANCE WITH OTHER INSTRUMENTS, ETC. The execution, delivery and performance of this Loan Agreement, the Revolving Credit Notes, the Swing Line Note, and the other Loan Instruments to which the Borrowers are party have been duly authorized by all necessary corporate action on the part of the Borrowers, will not result in any violation of or be in conflict with or constitute a default under any term of the Articles of Incorporation or Certificate of Incorporation, as applicable, or By-Laws of the Borrowers or of any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to the Borrowers, or result in the creation of any mortgage, lien, charge or encumbrance upon any of the properties or assets of the Borrowers pursuant to any such term. The Borrowers are not in violation of any term of their Articles of Incorporation or Certificate of Incorporation, as applicable, or By-Laws, or of any material term of any agreement or instrument to which they are party, or, to the Borrowers' best knowledge, of any judgment, decree, order, statute, rule or governmental regulation applicable to the Borrowers. Without limiting the generality of the foregoing, to the best knowledge of the Borrowers, the Borrowers are in compliance in all material respects with all federal and state laws and all rules, regulations and administrative orders of all state and local commissions or authorities which are applicable to the Borrowers or to the operation of their businesses.

         6.11 ENFORCEABILITY. This Loan Agreement, the Revolving Credit Notes, the Swing Line Note, the Stock Pledge Agreements and the other Loan Instruments to which the Borrowers are party constitute legal, valid and binding obligations of the Borrowers, enforceable against the Borrowers in accordance with their respective terms, except to the extent the enforceability hereof and thereof may be limited by applicable laws affecting creditors, rights generally and by equitable principles.

         6.12 GOVERNMENTAL CONSENT. To the best knowledge of the Borrowers, the Borrowers are not required to obtain any order, consent, approval or authorization of, and is not required to make any declaration or filing with, any governmental authority in connection with the execution and delivery of this Loan Agreement, the Revolving Credit Notes, the Swing Line Note, the Stock Pledge Agreements or the other Loan Instruments to which the Borrowers are party.

         6.13 CONSOLIDATED SUBSIDIARIES. All of Res-Care's Consolidated Subsidiaries as of the date of this Loan Agreement are listed on SCHEDULE 6.13 annexed hereto.

         6.14. YEAR 2000. The Borrowers have reviewed the areas within their businesses and operations which could be adversely affected by, and have developed or are using reasonable business efforts to develop a program to address on a timely basis, the risk that certain computer applications used by the Borrowers or any of their respective material customers, suppliers or vendors (other than Governmental Authorities and the Banks) may be unable to recognize and perform properly date-sensitive functions involving dates prior to, on or after December 31, 1999 (the "Year 2000 Problem"). The Year 2000 Problem, as herein defined, will not result in any set of circumstances or events which has or could reasonably be expected to have any material adverse effect upon (i) the validity or enforceability of this Agreement or any other Loan Instrument, (ii) the business, properties, assets, financial condition, results of operations or prospect of the Borrowers taken as a whole, (iii) the ability of the Borrowers taken as a whole to pay or perform their Indebtedness, or (iv) the ability of Administrative Bank, to the extent permitted, to enforce its legal rights pursuant to this Agreement or any other Loan Instrument.

                                    SECTION 7
                              AFFIRMATIVE COVENANTS
                              ---------------------

         The Borrowers hereby covenant and agree that until the Revolving Credit Notes and the other Obligations have been respectively paid in full to the Banks, the Swing Line Note has been paid in full to PNC, the Revolving Credit Facilities have been terminated by the Banks or the Borrowers, the Swing Line Credit Facility has been terminated by PNC or the Borrowers, and the Letter of Credit Subfacility has been terminated by PNC or the Borrowers, the Borrowers will perform and observe all of the following provisions:

         7.1 MAINTENANCE OF PROPERTIES, ETC. The Borrowers will, insofar as they are not prevented by causes beyond their control, maintain or cause to be maintained in good repair, working order and condition all properties used or useful in the businesses of the Borrowers. The Borrowers will maintain or cause to be maintained, with financially sound and reputable insurers, insurance with respect to their properties and businesses against loss or damage of the kinds customarily insured against by corporations of established reputation engaged in the same or a similar business and similarly situated, in such types and amounts as are customarily carried under similar circumstances by such other corporations. The Banks have no basis to conclude that the Borrowers' current insurance, including their current worker compensation insurance, is deficient in any material respect.

         7.2 MONEY OBLIGATIONS, PAYMENT OF TAXES, ERISA, ETC.

                  A. GOVERNMENTAL OBLIGATIONS. The Borrowers will pay promptly as they become due and payable all taxes, assessments and other governmental charges levied upon it or their income or upon any of their properties or assets or in respect of their franchises, businesses, income or profits, or upon any part thereof, as well as all lawful claims of any kind (including claims for labor, materials and supplies) which, if unpaid, might by law become a lien or a charge upon their property before any of the same become delinquent; provided that no such tax, assessment or charge need be paid if being contested in good faith and by appropriate proceedings promptly initiated and diligently conducted by the Borrowers and if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor. The Borrowers will satisfy or cause to be satisfied the minimum annual funding standard within the meaning of ERISA for any employee benefit plan established or maintained by the Borrowers which is subject to ERISA, and the Borrowers will not permit any tax or penalty to be incurred by it as a result of any failure to satisfy any such minimum funding requirement or as a result of any violation of the provisions of
Section 4975 of the Code, or of any regulation issued thereunder.

                  B. OTHER OBLIGATIONS. The Borrowers will pay in full all their other debts, obligations and liabilities allowed hereunder before the same become delinquent, unless the same are being contested in good faith by the Borrowers, the Borrowers have established adequate reserves for the payment of the same in accordance with GAAP, and the contesting thereof does not involve the risk of forfeiture or loss of any of the Borrowers' assets.

         7.3 FINANCIAL STATEMENTS AND REPORTS. The Borrowers will furnish to the Administrative Bank:

                  (i) As soon as reasonably possible, and in any event within one hundred twenty (120) days after the end of each Fiscal Year of the Borrowers, the audited consolidated balance sheets of the Borrowers as at the end of such Fiscal Year, and the related audited consolidated statements of income, retained earnings and cash flows of the Borrowers for such Fiscal Year, setting forth in comparative form the figures for the previous Fiscal Year, all in reasonable detail and certified to be true, accurate and complete in all material respects by the Financial Officer of Res-Care, for itself and as agent for the other Borrowers, and accompanied by the opinion thereon of independent certified public accountants selected by the Borrowers and reasonably acceptable to the Administrative Bank, which opinion shall be in a form generally recognized as unqualified and shall state that such financial statements have been prepared in accordance with GAAP applied on a basis consistent with that of the preceding Fiscal Year, as applicable (except for such changes, if any, as shall be specified and approved by such accountants in such opinion) and that the audit by such accountants in connection with such financial statements has been made in accordance with GAAP relating to auditing;

                  (ii) As soon as reasonably possible, and in any event within thirty (30) days after the end of each month, an unaudited consolidated balance sheet of Res-Care and its Consolidated Subsidiaries as at the end of such month, and related unaudited divisional and consolidated statements of income, and cash flows of Res-Care and its Consolidated Subsidiaries on a consolidated basis in accordance with GAAP for such month, compared to budget, all in reasonable detail, prepared in accordance with GAAP consistently applied and certified to be true, accurate and complete in all material respects by the Financial Officer of Res-Care, for itself and as agent for the other Borrowers;

                  (iii) Within five Business Days after filing such documents with the Securities Exchange Commission, copies of 10-Ks, 10-Qs and 8-Ks.

                  (iv) Together with the delivery to the Administrative Bank of the financial statements referred to in subparts (i) and (ii) above (AND, THEREFORE, AT LEAST ONCE EACH MONTH), Res-Care, for itself and as agent for the other Borrowers, shall deliver to the Administrative Bank a Compliance Certificate (a) stating that the Authorized Officer of Res-Care, for itself and as agent for the other Borrowers, signing the Compliance Certificate has reviewed the relevant terms of this Loan Agreement, the Revolving Credit Notes, the Swing Line Note, the Stock Pledge Agreements and the other Loan Instruments to which the Borrowers are party, and such Authorized Officer has no actual knowledge (after making such inquiry as is consistent with the scope of his or her duties) of any event or condition which constitutes an Event of Default hereunder, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Borrowers have taken or are taking or propose to take with respect thereto, (b) demonstrating in reasonable detail compliance at the end of such accounting period with Sections
8.6 through 8.10 of this Loan Agreement to the extent applicable to such period, and (c) demonstrating to the reasonable satisfaction of the Administrative Bank that any Permitted Business Combination has not, on a pro-forma basis (and giving credit where appropriate for the previous twelve month Cash Flow from Operations and

EBIT from the entity acquired, adjusted in the discretion of the Administrative
Bank) violated any of the financial covenants set forth in Sections 8.6 through
8.10 hereof.

                  (v) Forthwith upon any Authorized Officer of Res-Care obtaining knowledge of, or receiving notice of any claim of or action taken with respect to, any condition or event which constitutes a Potential Default or an Event of Default hereunder, a certificate specifying the nature and period of existence thereof and what action the Borrowers have taken or are taking or propose to take with respect thereto;

                  (vi) Promptly upon receipt thereof, copies of any reports (including management letters, if any) submitted to the Borrowers by independent certified public accountants in connection with the examination of the financial statements of the Borrowers made by such accountants;

                  (vii) With reasonable promptness after the preparation thereof, a 3 year strategic plan containing budgets and forecasts of the Borrowers; and

                  (viii) With reasonable promptness, such other information and data with respect to the Borrowers as from time to time may be reasonably requested by the Banks.

         The Banks shall keep confidential all of the financial statements and other information furnished to the Banks pursuant to this Loan Agreement, except that each Bank shall have the right to furnish copies of such financial statements and other information furnished to such Bank to financial institutions which purchase interests in the Revolving Credit Facilities pursuant to Section 12 hereof and governmental agencies having jurisdiction over such Bank and which request copies of such financial statements and/or other information. Such Bank will promptly inform the Borrowers each time such Bank is obligated or required to deliver any such financial statements and other information to any such governmental agency having jurisdiction over such Bank.

         7.4 FINANCIAL RECORDS; INSPECTION.

                  A. SYSTEM OF ACCOUNTANTS. The Borrowers will maintain a system of accounting established and administered in accordance with GAAP consistently applied, and will set aside on their books all such proper reserves as shall be required by GAAP.

                  B. ACCESS TO BOOKS AND RECORDS. The Borrowers will permit any authorized representative designated by any Bank to inspect any of the properties of the Borrowers, including their books of account (and to make copies thereof and to take extracts therefrom), and to discuss their affairs, finances and accounts with their officers and with their independent accountants, all at such reasonable times and as often as may be reasonably requested. Such inspection shall be for the information and benefit of the Banks and, unless otherwise publicly available, any information obtained thereby or otherwise pursuant thereto shall not be divulged to others except in connection with the enforcement of the rights of the Banks upon the occurrence of an Event of Default hereunder or to financial institutions which purchase interests in the Revolving Credit Facilities pursuant to

Section 12 hereof and except as may be required by law or by any governmental agency having jurisdiction over any Bank. Each Bank will promptly inform the Borrowers each time such Bank is obligated or required to deliver any such information to any governmental agency having jurisdiction over such Bank.

         7.5 PERMITS, CERTIFICATES, LEASES, LICENSES. The Borrowers will obtain, maintain and comply at all times with all permits, certificates, licenses, approvals, authorizations, leases and other instruments necessary or appropriate for the conduct of their businesses as presently conducted or as contemplated to be conducted in the future.

         7.6 NOTICE. The Borrowers will notify the Banks in writing, within no more than ten (10) calendar days (and without the benefit of any grace period afforded in any provision of this Loan Agreement or the other Loan Instruments) after any Authorized Officer of Res-Care learns of any of the following: (i) the existence or occurrence of any Event of Default under this Loan Agreement, (ii) that any representation or warranty made herein or in any other Loan Instrument shall, for any reason, not be or shall cease in any material respect to be true and complete and not misleading, (iii) the institution of, or adverse determination in, any arbitration proceeding, including, without limitation, an audit or examination by the Internal Revenue Service, involving the Borrowers and describing the nature thereof, what happened with respect thereto and what steps are being taken by the Borrowers with respect thereto, or (iv) the institution of, or adverse determination in, any litigation involving a claim against the Borrowers in excess of the sum of Five Hundred Thousand Dollars ($500,000.00) not covered by applicable insurance, describing the nature thereof, what happened with respect thereto, and what steps are being taken by the Borrowers with respect thereto.

         7.7 PAYMENT OF OBLIGATIONS. The Borrowers will pay the Revolving Credit Notes, the Swing Line Note and the other Obligations timely in accordance with their respective terms in legal tender of the United States of America. All payments on the Revolving Credit Notes, the Swing Line Note and the other Obligations shall be made to the Banks, respectively, in "good and collected funds," at the principal office of the Administrative Bank or PNC, as applicable, not later than 11:00 A.M., Louisville, Kentucky time, on the date due; funds received by the Administrative Bank or PNC, as applicable, after that hour shall be deemed to have been received on the next following Business Day.

         7.8 ENVIRONMENTAL MATTERS. The Borrowers hereby warrant that, to the best of their knowledge, the Borrowers' assets are now and so long as the Revolving Credit Facilities, the Swing Line Loans, and the Letters of Credit continue in effect will remain materially free of contamination by hazardous, dangerous, contaminating, noxious or unsafe materials. Subject to the right of the Borrowers to contest any alleged violation of any environmental law, regulation and requirement in good faith and with due diligence, and provided that no such contesting will result in the loss or forfeiture of any assets of the Borrowers or otherwise have a material adverse effect on the financial condition of the Borrowers, the Borrowers further covenant to comply with all applicable environmental laws, regulations and requirements, and the Borrowers covenant and agree to remedy any violation of any environmental law, regulation and requirement, promptly upon the Borrowers' learning of such violation. The Borrowers further hereby agree to indemnify and hold the Banks harmless from any expense, loss, claim, suit or fee arising out of any such contamination or noncompliance or the Borrowers' breach of the provisions of this Section 7.8.

         7.9 CONSOLIDATED SUBSIDIARIES AND INTERESTS IN PERSONS THAT ARE NOT CONSOLIDATED SUBSIDIARIES. Res-Care shall promptly notify the Administrative Bank in writing of each new Consolidated Subsidiary hereafter created or acquired by Res-Care or a Consolidated Subsidiary and each acquisition by Res-Care or a Consolidated Subsidiary of interests in a Person that will not be treated as a Consolidated Subsidiary of Res-Care subsequent to such acquisition of interests.

         Unless the requirement to do so is waived in writing by the Administrative Bank (and, in the case of a waiver with respect to any New Consolidated Subsidiary that contributes 5% or more of the Borrowers' Cash Flow from Operations, consented to in writing by the Majority Banks), within nine (9) days after the advance of any moneys by Res-Care or another Borrower to or for the benefit of a New Consolidated Subsidiary, Res-Care (i) shall cause each such new Consolidated Subsidiary of Res-Care to execute and deliver to the Administrative Bank for the benefit of the Banks (a) an Assumption Agreement in the form of EXHIBIT M hereto, (b) a Security Agreement in the form of EXHIBIT K hereto, (c) UCC-1 financing statement(s) in the form of EXHIBIT L hereto for filing in the Commonwealth of Kentucky, the state of Delaware and the state(s) in which the Consolidated Subsidiary has assets or operations, (d) a borrowing resolution of the Consolidated Subsidiary and (e) copies of the Articles of Incorporation or Certificate of Incorporation, as applicable, and Bylaws of the Consolidated Subsidiary, all in form and substance satisfactory to the Administrative Bank, and (ii) shall pledge all of the issued and outstanding shares of stock of such Consolidated Subsidiary owned by Res-Care or a Consolidated Subsidiary of Res-Care to the Administrative Bank for the benefit of the Banks by (a) executing and delivering an Amendment to Stock Pledge Agreement, in the form of EXHIBIT N hereto and (b) delivering the share certificates in the Consolidated Subsidiary to the Administrative Bank. At such times as may be required by the Administrative Bank, Res-Care shall cause any new Consolidated Subsidiary and the existing Consolidated Subsidiaries to execute amendment(s) to this Agreement, the Revolving Credit Notes, the Swing Line Note, to reflect the addition of the new Consolidated Subsidiaries. The Borrowers shall cause all existing and future Consolidated Subsidiaries to observe and perform the covenants set forth in Sections 7 and 8 of this Loan Agreement.

         Unless the requirement to do so is waived in writing by the Administrative Bank, within nine (9) days after the advance of any moneys by Res-Care or another Borrower to or for the benefit of a Person that will not treated be as a Consolidated Subsidiary of Res-Care subsequent to an acquisition of interests in such Person, Res-Care shall cause itself or the Consolidated Subsidiary acquiring the interests, as applicable, to pledge all of the issued and outstanding shares of stock, partnership interests, limited partnership interests, limited liability company interests or other interests of such Person acquired by Res-Care or such Consolidated Subsidiary to the Administrative Bank, for the benefit of the Banks, by (a) executing and delivering a Stock Pledge Agreement, in the form of EXHIBIT O hereto and (b) (1), if the acquired interests are represented by certificated shares, by delivering the share certificates to the Administrative Bank or (2), if the acquired interests are not represented by certificated shares, by causing the security interest of the Administrative Bank to be recorded in the records of the partnership, limited partnership or limited liability company, as applicable.



                                    SECTION 8
                               NEGATIVE COVENANTS
                               ------------------

         The Borrowers hereby covenant and agree that until the Revolving Credit Notes and the other Obligations have been respectively paid in full to the Banks, the Swing Line Note has been paid in full to PNC, the Revolving Credit Facilities have been terminated by the Banks or the Borrowers, the Swing Line Credit Facility has been terminated by the Administrative Bank or the Borrowers, and the Letter of Credit Subfacility has been terminated by PNC or the Borrowers, the Borrowers will perform and observe all of the following provisions:

         8.1 MERGERS AND OTHER EXTRAORDINARY EVENTS. The Borrowers will not, without the prior written consent of the Majority Banks (as defined in Section
15.11 hereof) (in every specified instance:

                  (i) Except for Permitted Business Combinations that meet the requirements of Section 8.11 hereof, be or become a party to any consolidation, reorganization (including, without limitation, the types referred to in Section 368 of the Internal Revenue Code of 1986, as amended) merger or recapitalization; or

                  (ii) Sell, lease, assign, transfer or dispose of or suffer the non-insurable loss of ten percent (10%) or more of the fair market value of their properties or assets on a consolidated basis in accordance with GAAP in any period of twelve (12) consecutive months, other than if such assets or properties are replaced promptly by assets or properties of comparable utility to the Borrowers.

         8.2 INDEBTEDNESS, ETC. The Borrowers will not, without the prior written consent of the Majority Banks, directly or indirectly, create, incur, assume, guarantee, agree to purchase or repurchase or provide funds in respect of, or otherwise become liable with respect to any Indebtedness other than:

                           (i) The Revolving Credit Facilities;

                           (ii) The Swing Line Credit Facility;

                           (iii) The Capital Leases in the aggregate amount not
                  exceeding Two Million Five Hundred Thousand Dollars ($2,500,000);

                           (iv) Current liabilities of the Borrowers (other than
                  for borrowed money) incurred in the ordinary course of their businesses and in accordance with customary trade practices;

                           (v) Purchase money indebtedness incurred or assumed
                  by the Borrowers in connection with acquisition of tangible and intangible personal and real property (acquired in a Permitted Business Combination that meets the requirements of
                  Section 8.11 hereof or in circumstances other than in connection with a Permitted Business Combination), to the extent that such tangible and intangible personal and real property are to be used by the Borrowers in businesses permitted under Section 8.5 hereof, in an aggregate principal amount not to exceed Seven Million Five Hundred Thousand Dollars ($7,500,000);

                            (vi) Unsubordinated promissory notes or other
                  evidence of unsubordinated indebtedness issued by one or more of the Borrowers as all or part of the Business Combination Consideration in connection with a Permitted Business Combination that meets the requirements of Section 8.11 hereof in an aggregate principal amount not to exceed Twelve Million Five Hundred Thousand Dollars ($12,500,000);

                            (vii) Promissory notes or other evidence of
                  indebtedness that has been subordinated to the Obligations owed to the Banks, in a form acceptable to the Administrative Bank, issued by one or more of the Borrowers as all or part of the Business Combination Consideration in connection with a Permitted Business Combination that meets the requirements of
                  Section 8.11 hereof;

                           (viii) The advances, loans and guarantees permitted
                  under Section 8.12 hereof;

                           (ix) Convertible Subordinated Notes that meet all of
                  the following criteria:

                           (a) The principal amount of such Convertible
                           Subordinated Notes may not exceed $115,000,000; and

                           (b) Neither the Convertible Subordinated Notes nor the Indenture may be amended in any manner that could reasonably be expected to be adverse to the interests of the Banks without prior written consent of the Administrative Bank; and

                           (x) the Convertible Subordinated Notes (Normal Life)
                  that meet the following criteria:

                           (a) The principal amount of such Convertible
                           Subordinated Notes (Normal Life) may not, in the aggregate, exceed $22,000,000; and

                           (b) The Convertible Subordinated Notes (Normal Life) may not be amended in any manner that could reasonably be expected to be adverse to the interests of the Banks without prior written consent of the Administrative Bank.

         8.3 USE OF ASSETS. The Borrowers will not use, or cause or permit the use of, any of their assets in any manner prohibited by law, governmental regulations or applicable insurance policies.

         8.4 MORTGAGES, LIENS, ENCUMBRANCES, SECURITY INTERESTS, ETC. The Borrowers will not, without the prior written consent of the Majority Banks (as defined in Section 15.11 hereof), directly or indirectly create, incur, assume or permit to continue in existence any mortgage, lien, charge or encumbrance on, or security interest in, or pledge or deposit of, or conditional sale or other title retention agreement (including any lease which in accordance with GAAP would constitute Indebtedness) with respect to, any property or asset now owned or hereafter acquired by the Borrowers, provided that the restrictions in this
Section 8.4 shall not prohibit:

                  (i) Liens and security interests granted to the Banks pursuant to the Security Agreements;

                  (ii) Liens for taxes, assessments or governmental charges the payment of which is not at the time required for the reasons set forth by the proviso to the first sentence of Section 7.2A;

                  (iii) Statutory liens of landlords and liens of carriers, warehousemen, mechanics, contractors and materialmen incurred in the ordinary course of business for sums not yet due or being contested in good faith and by appropriate proceedings promptly initiated and diligently conducted, if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

                  (iv) Liens incurred or deposits made in the ordinary course of business in connection with worker's compensation, unemployment insurance and other types of social security or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money) for sums not yet due or being contested in good faith and by appropriate proceedings promptly initiated and diligently conducted, if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

                  (v) Liens, charges, encumbrances and priority claims which (a) are incidental to the conduct of the businesses of the Borrowers and the ownership of their properties and assets, (b) were not incurred in connection with the borrowing of money or the obtaining of advances of credit, and (c) do not in the aggregate materially detract from the value of the property of the Borrowers or materially impair the use thereof in the operation of their businesses;

                  (vi) Liens created under operating leases and capital leases entered into or assumed by the Borrowers in the ordinary course of business for fair and adequate consideration, to the extent such liens only secure the performance by the Borrowers of their obligations under such operating leases and capital leases;

                  (vii) Subject to the provisions of Section 8.11 hereof, purchase money security interests; provided that each such purchase money security interest shall only encumber the assets acquired by the Borrowers with the proceeds of the Indebtedness secured by such purchase money security interest, and each such purchase money security interest shall not secure more than 100% of the Indebtedness incurred by the Borrowers in connection with the acquisition of the assets encumbered by such purchase money security interest; provided further that the aggregate amount of all purchase money indebtedness incurred under Section 8.2(v) hereof and the aggregate amount of all purchase money indebtedness incurred under this Section 8.4(vii) shall not exceed Seven Million Five Hundred Thousand Dollars ($7,500,000); and

                  (viii) Mortgage liens and security interests assumed by the Borrowers in connection with any Permitted Business Combination of the type described in Section 8.11 hereof which are hereafter made by the Borrowers, or which the Borrowers otherwise takes subject to as part of any such Permitted Business Combination, provided that no such lien or security interest shall secure Indebtedness in an amount which exceeds the fair market value of the assets acquired by the Borrowers in connection with any such Permitted Business Combination;

                  (ix) The existing liens and security interests identified on
SCHEDULE 8.4 annexed hereto; and

                  (x) Mortgage liens and security interests securing indebtedness of a Subsidiary to a Borrower.

Further, no Borrowers will grant to any Person other than the Administrative Bank, for the benefit of the Banks, a negative pledge on such Borrower's assets.

         8.5 NATURE OF BUSINESSES. The Borrowers will not, without the prior written consent of the Majority Banks (as defined in Section 15.11 hereof) in every specified instance, engage in any businesses other than (i) providing residential, vocational and other training, education, support and related programs and services (including habilitation, rehabilitation and required medical services) to (a) persons with developmental and other neurological disabilities (including individuals with mental retardation, dual diagnosis, acquired brain injury and other special needs), and (b) at-risk youth, juveniles and others (including individuals who are adjudicated or court-referred), in a variety of settings, ranging from single placements to large congregate settings, some of which may be secured, or pursuant to management or operating agreements with other parties, and (ii) all businesses incidental thereto.

         8.6 MINIMUM NET WORTH. Res-Care and its Subsidiaries on a consolidated basis in accordance with GAAP will not permit their Net Worth to be less than the sum of (a)$100,000,000, plus (b) 75% of Net Income (if positive), on an ongoing basis for each fiscal month beginning with the month ended June 30, 1998, plus (c) the aggregate amount of all increases, if any, in its capital accounts resulting from the issuance of capital stock of Res-Care or conversion of debt into capital stock of Res-Care or other securities properly classified as equity in accordance with generally accepted accounting principles, or from the sale or other disposition of treasury shares, from the date of this Agreement through the date of determination, plus (d) without duplication, any addition to Net Worth resulting from the issuance by Res-Care of its capital stock to pay in whole or in part the purchase price of any entity or assets acquired by the Borrowers during the month then ended.

         For purposes of this Section 8.6, any net losses hereafter incurred by the Borrowers will not reduce the amount of the minimum Net Worth required to be maintained by the Borrowers pursuant to this Section 8.6.

         8.7 RATIO OF INDEBTEDNESS TO CASH FLOW FROM OPERATIONS. The Borrowers shall not permit, for any rolling twelve (12) month period, the ratio of Indebtedness as of the end of such rolling twelve (12) month period to Cash Flow from Operations for such rolling twelve (12) month period to exceed 4.5 to 1.0.

         8.8 RATIO OF SENIOR INDEBTEDNESS TO CASH FLOW FROM OPERATIONS. The Borrowers shall not permit, for any rolling twelve (12) month period, the ratio of Senior Indebtedness as of the end of such rolling twelve (12) month period to Cash Flow from Operations for such rolling twelve (12) month period to exceed
3.0 to 1.0.

         8.9 RATIO OF DEBT TO CAPITALIZATION. The Borrowers shall not permit, for any calendar month, the ratio of Debt to Capitalization as of the end of such calendar month to exceed the applicable ratios set forth below:


                 PERIOD                                      APPLICABLE RATIO
                 ------                                      ----------------

                 6/30/98-9/30/99                                .70 to 1.0
                 10/01/99-9/30/00                               .60 to 1.0
                 10/01/00 and thereafter                        .55 to 1.0


         8.10 FIXED CHARGE COVERAGE RATIO. The Borrowers shall not permit, for any rolling twelve (12) month period, the Fixed Charge Coverage Ratio for such rolling twelve (12) month period to be less than 1.75 to 1.0.

         8.11 PERMITTED BUSINESS COMBINATIONS. Res-Care and its Subsidiaries shall not, without the prior written consent of the Majority Banks (as defined in Section 15.11 hereof), engage in any Business Combination unless all of the following conditions are met, in which case the proposed Business Combination shall be deemed a "Permitted Business Combination":

                           (i) the Business Combination shall be with a Person
that is engaged in a business of the type described in Section 8.5 hereof;

                           (ii) the Business Combination shall be accomplished
through consensual (non-hostile) agreement with the seller;

                           (iii) the Business Combination shall result in
Res-Care being the surviving entity such that it reports the results of the acquisition on a consolidated basis in accordance with GAAP or the equity basis of accounting in accordance with GAAP;

                           (iv) the Business Combination Consideration
associated with the proposed Business Combination plus the aggregate Business Combination Consideration associated with Permitted Business Combinations that have been completed in the current Loan Year does not exceed One Hundred Million Dollars ($100,000,000);

                           (v) the Business Combination Consideration associated
with the proposed Business Combination does not exceed Fifteen Million Dollars ($15,000,000); and

                           (vi) if the Business Combination involves acquisition
of interests in a Person that will not treated be as a Consolidated Subsidiary of Res-Care subsequent to the Business Combination, the aggregate amount of Business Combination Consideration associated with all such Business Combinations in any Fiscal Year cannot exceed Three Million Dollars ($3,000,000).

         8.12 LOANS, ADVANCES AND GUARANTIES BY BORROWERS. Without the prior written consent of the Majority Banks (as defined in Section 15.11 hereof), no Borrower will make loans or capital contributions, or guaranty the repayment of obligations of another Person, or otherwise become liable in any respect to the obligations and liabilities of another Person in an aggregate amount exceeding One Million Five Hundred Thousand Dollars ($1,500,000.00), except for the following:

                  (i) loans and advances from one Borrower to a Subsidiary; and

                  (ii) endorsement of instruments or items of payment in the ordinary course of business.

Provided, any Borrower may, without violating the provisions of this Section 8.12, assume or guarantee minimum working capital obligations of owners and/or lessees of Facilities which such Borrower has been engaged to manage under duly executed management agreements, but only to the extent such Borrower has been granted a perfected security interest in or otherwise has valid and effective control over the accounts receivable arising in respect of services furnished to the occupants of such Facilities and to the extent that all such assumptions and guarantees by Borrowers in the aggregate do not exceed Seven Million Five Hundred Thousand Dollars ($7,500,000). The Borrowers agree that all existing security interests granted to any Borrower in the accounts receivable of owners of Facilities which such Borrower manages, to the extent the same have been previously assigned to PNC, shall continue to be assigned to the Administrative Bank to secure the payment of the

Obligations. The Borrowers further covenant and agree that, (a) to the extent any Borrower in its sole discretion elects to hereafter acquire perfected security interests in the accounts receivable of owners of Facilities which such Borrower now or hereafter manages, such Borrower will assign of record all such security interests to the Administrative Bank to secure the payment of the obligations, and (b) such Borrower will assign of record to the Administrative Bank, to secure the payment of the Obligations, the perfected security interest in the accounts receivable of Salem Village MRDD, Inc. granted to the Borrower.

Notwithstanding the foregoing, the Borrowers may, without violating the provisions of Section 8.12, (i) deliver a guaranty in favor of Bank One, in the maximum principal amount of $2,861,000 with respect to reimbursement obligations of Normal Life and its subsidiaries in favor of Bank One for letters of credit issued by it (the "Bank One Guaranty"), and (ii) deliver a guaranty in favor of Charles W. Hames and Robbie Lesa Hames with respect to obligations of RF Holdings, LLC in the maximum principal amount of $1,500,000 (the "Hames Guaranty"). Neither the Bank One Guaranty nor the Hames Guaranty shall be considered "Indebtedness" for purposes of calculating "Indebtedness" for use in connection with Pricing Levels and financial covenants herein.

         8.13 PAYMENT OF DIVIDENDS. Res-Care shall not pay any dividends to its shareholders if an Event of Default has occurred and is continuing or if the payment of dividends would result in the Borrowers ceasing to be in compliance with the financial covenants set forth in Sections 8.6 through 8.10 of this Loan Agreement.

         8.14 INTEREST RATE AGREEMENTS. The Borrowers will not, and will not permit any Subsidiary to, enter into any Interest Rate Agreement unless (i) such Interest Rate Agreement is intended to fix or establish a maximum interest rate in respect of Indebtedness with a notional amount not in excess of the Revolving Loan Commitments and is embodied in a standard ISDA form of agreement which is acceptable to the Administrative Bank with respect to any intercreditor issues,
(ii) the counterparty is a lender or another financial institution reasonably acceptable to the Administrative Bank, (iii) the counterparty calculates its credit exposure in a reasonable and customary manner and (iv) the Borrower promptly provides a true and complete copy of such Interest Rate Agreement to the Administrative Bank, on behalf of itself and the Banks. To the extent that an Interest Rate Agreement meets the foregoing criteria, the Borrowers may enter into such Interest Rate Agreement and grant a security interest in the Collateral to counterparty on a pari-passu basis with that granted to the Administrative Bank on behalf of the Banks. At or following the effective date of any such Interest Rate Agreement, the Administrative Bank may, upon written notification to the Borrowers and the Banks and such counterparty, designate the credit exposure of such counterparty under such Interest Rate Agreement as an obligation entitled to share, pari passu with the Obligations, in respect to the benefits provided by the collateral under the Security Agreements, in accordance with the applicable provisions of the Security Agreements, and if the Administrative Bank so designates such credit exposure, the applicable Interest Rate Agreement of such counterparty shall be considered a "Designated Interest Rate Agreement".

         Section 8.15 REDEMPTION OF CONVERTIBLE SUBORDINATED NOTES. Without prior written consent of the Majority Banks, the Convertible Subordinated Notes may not be redeemed unless (i) Res-Care has entered into a standby underwriting agreement with a nationally-recognized underwriter acceptable to Administrative Bank, which underwriting agreement provides for the issuance of additional common or preferred shares or indebtedness subordinated to the Obligations in an amount sufficient to redeem the Convertible Subordinated Notes or (ii) Res-Care's common stock has traded at a price at least equal to or exceeding 140% of the then applicable conversion price for the Convertible Subordinated Notes for at least 20 consecutive trading days ending within five days prior to the notice of redemption.



                                    SECTION 9
                         EVENTS OF DEFAULT; ACCELERATION
                         -------------------------------

         The following events shall constitute Events of Default under this Loan
Agreement:

                  (i) The failure by the Borrowers to pay any interest on and/or any principal of any Revolving Credit Note or any fees due under this Loan Agreement when the same becomes due and payable or within five (5) days thereafter; or

                  (ii) The failure by the Borrowers to reimburse PNC upon demand for any draft honored by PNC under any Letter of Credit now or hereafter issued by PNC for the account of the Borrowers; or

                  (iii) The failure by the Borrowers to pay any interest on and/or any principal of the Swing Line Note when the same becomes due and payable or within five (5) days thereafter; or

                  (iv) The failure by the Borrowers to pay any rent or other amounts under any Capital Lease when due or within any grace period provided therein for the payment of the same; or

                  (v) The failure by the Borrowers to perform or observe any of the provisions of Sections 8.2, 8.3, 8.5, 8.6, 8.7, 8.8, 8.9 or 8.10 hereof, and such default continues for thirty (30) days after written notice of such default shall have been delivered to the Borrowers; or

                  (vi) The failure by the Borrowers to perform or observe any of the provisions of Sections 7.9, 8.1, 8.4, 8.11, 8.12, 8.13, 8.14 or 8.15; or

                  (vii) The Borrowers shall default in the performance of or compliance with any covenant, obligation or provision contained in this Loan Agreement (other than those referred to above in this Section 9), and any such default shall not have been remedied (a) within (1) thirty (30) days after written notice of such default shall have been delivered to the Borrowers or (2) where such default would have a material adverse effect upon the ability of the Borrowers taken as a whole to pay or perform their Indebtedness or upon the ability of the Administrative Bank to enforce the rights of the Banks under this Loan Agreement and the Loan Instruments, thirty (30) days from the date on which the Borrowers shall have other notice of such default, or (b) if such default cannot be cured within such thirty (30) day period, within sixty (60) days after written notice of such default shall have been delivered to the Borrowers, provided that the Borrowers commence to cure the particular default within such thirty (30) day period and prosecutes the cure to completion with due diligence within such sixty (60) day period; or

                  (viii) If any material representation or warranty made in writing by or on behalf of the Borrowers herein or pursuant hereto or otherwise in connection with the Revolving Credit Facilities, the Swing Line Credit Facility, and/or the Letter of Credit Subfacility shall have been materially false or misleading or incorrect when made and the Authorized Officer of Res-Care on behalf of itself and the other Borrowers knew or should have known of the falsity, misleading nature of or incorrectness of such representation or warranty when it was made, and the Borrowers fail to cause such representation or warranty to cease to be materially false, misleading or incorrect within thirty (30) days after written notice of such materially false, misleading or incorrect representation or warranty shall have been delivered to the Borrowers; or

                  (ix) The failure of the Borrowers to pay any of their other Indebtedness, not otherwise referred to in this Section 9, and which in the aggregate exceeds Fifty Thousand Dollars ($50,000.00) to any one Person, when due or within any grace period afforded the Borrowers for paying the same, or the acceleration of the maturity of any such Indebtedness by the holder thereof, other than any such Indebtedness with respect to which the Borrowers are contesting in good faith the validity, amount and/or the Borrowers' liability therefor and for which adequate reserves have been established on the books of the Borrowers in accordance with GAAP; or

                  (x) If the Borrowers shall discontinue their businesses (except for the discontinuation of business by a Borrower whose business is combined with that of one or more other Borrowers, whether by merger, transfer of assets, etc.) or shall make an assignment for the benefit of creditors, or shall fail generally to pay their debts as such debts become due, or shall apply for or consent to the appointment of or taking possession by a trustee, receiver or liquidator (or other similar official) of any substantial part of their property, or shall commence a case or have an order for relief entered against it under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or if the Borrowers or the shareholders of the Borrowers shall take any action in furtherance of the dissolution or liquidation of the Borrowers; or

                  (xi) If, within thirty (30) days after the commencement against the Borrowers of a case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, such case shall have been consented to or shall not have been dismissed or all orders or proceedings thereunder affecting the operations or the businesses of the Borrowers shall not have been stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if within sixty (60) days after the entry of a decree appointing a trustee, receiver or liquidator (or other similar official) of any substantial part of the property of the Borrowers, such appointment shall not have been vacated; or

                  (xii) If a final uninsured judgment shall be rendered against any of the Borrowers which causes the Borrowers to be in breach of any of the covenants set forth in Sections 8.6 through 8.10 hereof and (i) if, prior to the availability of any execution thereon, such judgment shall not have been discharged or execution thereof shall not have been stayed pending appeal, or if, after the expiration of any such stay, such judgment shall not have been discharged, or (ii) the Borrowers shall not have established adequate reserves on their books in respect of such final uninsurable judgment or judgments; or

                  (xiii) In the event Res-Care experiences a Change in Control without the prior written consent of the Banks.

Upon the occurrence of any Event of Default described in clauses (x) or (xi) of this Section 9 with respect to the Borrowers, the unpaid principal balance of each of the Revolving Credit Notes, the Swing Line Note and the other Obligations, together with all accrued interest thereon, shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Borrowers. Upon the occurrence of any other Event of Default referred to in this
Section 9, the Banks may at any time at their option, by written notice to the Borrowers, declare the unpaid principal balance of and all accrued and unpaid interest on each of the Revolving Credit Notes, the Swing Line Note and the other Obligations to be immediately due and payable in full to the Banks, as applicable, without presentment, demand, protest or other requirements of any kind, all of which are hereby waived by the Borrowers.



                                   SECTION 10
                           REMEDIES UPON DEFAULT, ETC.
                           ---------------------------

         10.1 DEFAULTS. Upon the occurrence and during the continuation of any Event of Default, the Banks may proceed to protect and enforce their rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in the Revolving Credit Notes or the Swing Line Note or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any right, power or remedy granted hereby or thereby or by law or pursuant to the other Loan Instruments. In case of a default in the payment of any principal of or interest on the Revolving Credit Notes, the Swing Line Note and/or the other obligations, or upon acceleration thereof, the Borrowers will pay to the Banks such further amount as shall be sufficient to cover the reasonable costs and expenses of collection thereof, including (to the extent permitted by law), without limitation, reasonable attorneys' fees, expenses and disbursements.

         10.2 OFFSET. If any Event of Default shall occur and be continuing and regardless of whether or not the Banks have accelerated the maturity date of the Revolving Credit Notes, the Swing Line Note and/or the other Obligations, each Bank shall have the right then, or at any time thereafter, to set off against any and all deposit balances and other sums and Indebtedness and other property then held or owned by such Bank to or for the credit or account of the Borrowers, all without notice to or demand upon the Borrowers or any other Person, all such notices and demands being hereby expressly waived by the Borrowers.

         10.3 RIGHTS CUMULATIVE. All of the rights and remedies of the Banks upon the occurrence of an Event of Default hereunder shall be cumulative to the greatest extent permitted by law, and shall be in addition to all those rights and remedies afforded the Banks at law or in equity.

         10.4 PAYMENT OF COSTS AND EXPENSES. All of the reasonable costs, expenses, damages and liabilities, including, without limitation, all reasonable attorneys' fees, incurred by and imposed upon any Bank with respect to, in connection with the enforcement of this Loan Agreement or any other Loan Instrument or collection of amounts due hereunder or thereunder or the proof and allowability of any claim arising under this Loan Agreement or any other Loan Instrument, whether in bankruptcy or receivership proceedings or otherwise, and in any workout or restructuring or in connection with the protection, preservation, exercise or enforcement of any of the terms hereof or of any rights hereunder or under any other Loan Instrument or in connection with any foreclosure, collection or bankruptcy proceedings, in connection with or as a result of any action taken or omitted to be taken pursuant to this Loan Agreement, the Revolving Credit Notes, the Swing Line Note or the other Loan Instruments shall be paid by, and shall be the sole responsibility of, the Borrowers.



                                   SECTION 11
                             THE ADMINISTRATIVE BANK
                             -----------------------

         11.1 APPOINTMENT. Each Bank hereby irrevocably designates, appoints and authorizes PNC to act as the Administrative Bank under this Loan Agreement and to execute and deliver or accept on behalf of each of the Banks the other Loan Instruments. Each Bank hereby irrevocably authorizes, and each holder of any Revolving Credit Note by the acceptance of such Revolving Credit Note shall be deemed irrevocably to authorize, the Administrative Bank to take such action on behalf of such Bank and such holder under the provisions of this Loan Agreement and the other Loan Instruments and any other instruments and agreements referred to herein, and to exercise such powers and to perform such duties hereunder as are specifically delegated to or required of the Administrative Bank by the terms hereof, together with such powers as are reasonably incidental thereto. PNC agrees to act as the Administrative Bank to the extent provided in this Loan Agreement.

         11.2 DELEGATION OF DUTIES. The Administrative Bank may perform any of its duties hereunder by or through agents or employees (PROVIDED such delegation is exercised with reasonable care and does not constitute a relinquishment of its duties as Administrative Bank) and, subject to

Sections 11.5, 11.6 and 11.7 hereof, shall be entitled to engage and pay for the advice or services of any attorneys, accountants or other experts concerning all matters pertaining to its duties hereunder and to rely upon any advice so obtained, PROVIDED reasonable care is used in the selection of the foregoing experts.

         11.3 NATURE OF DUTIES; INDEPENDENT CREDIT INVESTIGATION. The Administrative Bank shall have no duties or responsibilities except those expressly set forth in this Loan Agreement and the other Loan Instruments and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Loan Agreement or shall otherwise exist. The duties of the Administrative Bank shall be mechanical and administrative in nature and shall include the duty to provide to each Bank an executed original of such Bank's Revolving Credit Note and an executed original of this Loan Agreement and a copy of the other Loan Instruments; the Administrative Bank shall not have by reason of this Loan Agreement a fiduciary or trust relationship in respect of any Bank; and nothing in this Loan Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Administrative Bank any obligations in respect of this Loan Agreement except as expressly set forth herein. Each Bank expressly acknowledges (i) that the Administrative Bank has not made any representations or warranties to it and that no act which the Administrative Bank hereafter takes, including any review of the affairs of the Borrowers, shall be deemed to constitute any representation or warranty by the Administrative Bank to any Bank; (ii) that it has made and will continue to make, without reliance upon the Administrative Bank, its own independent investigation of the financial condition and affairs and its own appraisal of the creditworthiness of the Borrowers in connection with this Loan Agreement and the making and continuance of the Revolving Credit Loans hereunder; and (iii) except as expressly provided herein, that the Administrative Bank shall have no duty or responsibility, either initially or on a continuing basis, to provide any Bank with any credit or other information with respect thereto, whether coming into its possession before the making of any Revolving Credit Loan or at any time or times thereafter.

         11.4 ACTIONS IN DISCRETION OF THE ADMINISTRATIVE BANK: INSTRUCTIONS FROM THE BANKS. The Administrative Bank agrees, upon the written request of the Majority Banks, to take or refrain from taking any action of the type specified as being within the Administrative Bank's rights, powers or discretion herein; PROVIDED that the Administrative Bank shall not be required to take any action which exposes the Administrative Bank to legal liability or which is contrary to this Loan Agreement or any other Loan Instrument or applicable law. In the absence of a request by the Majority Banks, the Administrative Bank shall have authority, in its sole discretion, to take or not to take any such action, unless this Loan Agreement specifically requires the consent of the Majority Banks. Any action taken or failure to act pursuant to such instructions or discretion shall be binding on the Banks, subject to the provisions of Section
11.6 hereof. Subject to the provisions of Section 11.6 hereof, no Bank shall have any right of action whatsoever against the Administrative Bank as a result of the Administrative Bank acting or refraining from acting hereunder in accordance with the instructions of the Banks or, in the absence of such instructions, in the absolute discretion of the Administrative Bank.

         11.5 REIMBURSEMENT AND INDEMNIFICATION OF THE ADMINISTRATIVE BANK AND THE BANKS BY THE BORROWERS. The Borrowers unconditionally agree to pay or reimburse the Administrative Bank and hold the Administrative Bank harmless against liability for the payment of all reasonable and necessary out-of-pocket costs, expenses and disbursements for which reimbursement is customarily obtained, including fees and expenses of counsel and consultants incurred by the Administrative Bank (a) in connection with the preparation, negotiation, printing, execution, administration, interpretation and performance of this Loan Agreement and the other Loan Instruments and (b) relating to any requested amendments, waivers or consents pursuant to the provisions hereof. The Borrowers unconditionally agree to pay or reimburse the Administrative Bank and hold each Bank harmless against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Bank and/or any Bank, in its capacity as such, in any way relating to or arising out of this Loan Agreement or any other Loan Instrument or any action taken or omitted by the Administrative Bank and/or any Bank hereunder or thereunder; PROVIDED that the Borrowers shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (A) if the same results from the bad faith, gross negligence or willful misconduct of the Administrative Bank or any Bank, or (B) if the Borrowers were not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense, or (C) if the same results from a compromise or settlement agreement entered into without the consent of the Borrowers, which consent shall not be unreasonably withheld.

         11.6 EXCULPATORY PROVISIONS. Neither the Administrative Bank nor any of its directors, officers, employees, agents or affiliates shall (i) be liable to any Bank for any action taken or omitted to be taken by it or them hereunder, or in connection herewith including pursuant to any other Loan Instruments, unless caused by its or their own gross negligence or willful misconduct, (ii) be responsible in any manner to any of the Banks for the effectiveness, enforceability, genuineness, validity or the due execution of this Loan Agreement or any other Loan Instrument or for any recital, representation, warranty, document, certificate, report or statement herein or made or furnished under or in connection with this Loan Agreement or any other Loan Instrument, or
(iii) be under any obligation to any of the Banks to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions hereof or thereof on the part of the Borrowers, or the financial condition of the Borrowers, or the existence or possible existence of any Event of Default or Potential Default under the Loan Instruments. Neither the Administrative Bank nor any Bank nor any of their respective directors, officers, employees, agents, attorneys or affiliates shall be liable to the Borrowers or any other Person for consequential damages resulting from any breach of contract, tort or other wrong in connection with the negotiation, documentation or administration of the Loan Instruments or the collection of the obligations.

         11.7 REIMBURSEMENT AND INDEMNIFICATION OF THE ADMINISTRATIVE BANK BY THE BANKS. Each Bank agrees to reimburse and indemnify the Administrative Bank (to the extent not reimbursed by the Borrowers and without limiting the obligation of the Borrowers to do so) in proportion to its Revolving Credit Facility Pro Rata Share from and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Bank, in its capacity as such, in any way relating to or arising out of this Loan Agreement or any other Loan Instrument or any action taken or omitted by the Administrative Bank hereunder or thereunder, PROVIDED that no such reimbursement shall be required with respect to expenses incurred by the Administrative Bank during the time period through the Closing Date and no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (i) if the same relates to or arises out of the Administrative Bank's gross negligence or willful misconduct, or (ii) if such Bank was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense, or (iii) if the same results from a compromise and settlement agreement entered into without the consent of the Bank, which consent shall not be unreasonably withheld.

         11.8 RELIANCE BY THE ADMINISTRATIVE BANK. The Administrative Bank shall be entitled to rely upon any writing, telegram, telex or teletype message, facsimile, resolution, notice, consent, certificate, letter, cablegram, statement, order or other document or conversation by telephone or otherwise believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon the advice and opinions of counsel and other professional advisers selected by the Administrative Bank. The Administrative Bank shall be fully justified in failing or refusing to take any action hereunder unless it shall first be indemnified to its satisfaction by the Banks in accordance with their respective Revolving Credit Facility Pro Rata Shares against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

         11.9 NOTICE OF DEFAULT. The Administrative Bank shall not be deemed to have knowledge or notice of the occurrence of any Potential Default or Event of Default unless the Administrative Bank has received written notice from a Bank or the Borrowers referring to this Loan Agreement, specifically describing such Potential Default or Event of Default.

         11.10 THE BANKS IN THEIR INDIVIDUAL CAPACITIES. With respect to its Revolving Loan Commitment, the Administrative Bank shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not the Administrative Bank, and the term "Banks" shall, unless the context otherwise indicates, include the Administrative Bank in its individual capacity. Each Bank and its Affiliates may, without liability to account, except as prohibited herein, make loans to, accept deposits from, discount drafts for, act as trustee under indentures of, and generally engage in any kind of banking or trust business with, Res-Care and its Affiliates, in the case of the Administrative Bank, as though it were not acting as Administrative Bank hereunder and in the case of each Bank, as though such Bank were not a Bank hereunder.

         11.11 HOLDERS OF REVOLVING CREDIT NOTES. The Administrative Bank may deem and treat any payee of any Revolving Credit Note as the owner thereof for all purposes hereof unless and until written notice of the assignment or transfer thereof shall have been filed with the Administrative Bank. Any request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Revolving Credit Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Revolving Credit Note or of any Revolving Credit Note issued in exchange therefor.

         11.12 EQUALIZATION OF THE BANKS. The Banks and the holders of any participations in any Revolving Credit Notes agree among themselves that, with respect to all amounts received by any Bank or any such holder for application to any Revolving Credit Note or under any such participation, whether received by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or by any other non-pro rata source, equitable adjustment will be made in the manner stated in the following sentence so that, in effect, all such excess amounts will be shared ratably among the Banks and such holders in proportion to their interests in payments under the Revolving Credit Notes. The Banks or any such holder receiving any such amount shall purchase for cash from each of the other Banks an interest in such Bank's Revolving Credit Loans in such amount as shall result in a ratable participation by the Banks and each holder in the aggregate unpaid amount under the Revolving Credit Notes, PROVIDED that if all or any portion of such excess amount is thereafter recovered from the Bank or the holder making such purchase, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, together with interest or other amounts, if any, required by law (including court order) to be paid by the Bank or the holder making such purchase.

         11.13 SUCCESSOR ADMINISTRATIVE BANK. The Administrative Bank may resign as Administrative Bank with the consent of the Borrowers, such consent not to be unreasonably withheld, upon not less than thirty (30) days prior written notice given to the Borrowers and the other Bank(s). If the Administrative Bank undergoes an Administrative Bank Change in Control and Res-Care shall request that the Administrative Bank resign as Administrative Bank, the Administrative Bank shall resign, upon not less than thirty (30) days prior written notice given to the other Bank(s). If the Administrative Bank shall resign under this
Section 11.13, then either (i) the Banks shall appoint a successor administrative bank, subject to the consent to such successor administrative bank by the Borrowers, such consent not to be unreasonably withheld, or (ii) if a successor administrative bank shall not be so appointed and approved within the thirty (30) day period following the Administrative Bank's notice to the Banks of its resignation, then the Administrative Bank shall appoint, with the consent of the Borrowers, such consent not to be unreasonably withheld, a successor administrative bank who shall serve as Administrative Bank until such time as the Banks appoint, and the Borrowers consent, which consent shall not be unreasonably withheld, to the appointment of a successor administrative bank. Upon its appointment pursuant to either clause (i) or (ii) above, such successor administrative bank shall succeed to the rights, powers and duties of the Administrative Bank and the term "Administrative Bank" shall mean such successor administrative bank, effective upon its appointment, and the former Administrative Bank's rights, powers and duties as Administrative Bank shall be terminated without any other or further act or deed on the part of such former Administrative Bank or any of the other parties to this Loan Agreement. After the resignation of any Administrative Bank hereunder, the provisions of this
Section 11 shall not by reason of such resignation be deemed to release the Administrative Bank from liability for any actions taken or not taken by it while it was the Administrative Bank under this Loan Agreement.

         11.14 CALCULATIONS. In the absence of gross negligence or willful misconduct, the Administrative Bank shall not be liable for any error in computing the amount payable to any Bank whether in respect of the Revolving Credit Loans or the fees or other amounts due to the Banks under this Loan Agreement. In the event an error in computing any amount payable to any Bank is made, the Administrative Bank, the Borrowers and each affected Bank shall, forthwith upon discovery of such error, make such adjustments as shall be required to correct such error, and any compensation therefor will be calculated at the Federal Funds Effective Rate.

         11.15 BENEFICIARIES. Except as set forth in Sections 11.5 and 11.13 hereof, the provisions of this section 11 are solely for the benefit of the Administrative Bank and the Banks, and the Borrowers shall not have any right to rely on or enforce any of the provisions hereof. In performing its functions and duties under this Loan Agreement, the Administrative Bank shall act solely as agent of the Banks and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for the Borrowers or any other Person.



                                   SECTION 12
                         ASSIGNMENTS AND PARTICIPATIONS
                         ------------------------------

         12.1 ASSIGNMENTS TO ELIGIBLE ASSIGNEES. Each Bank shall have the right at any time, with the prior consent of the Administrative Bank, which shall not be unreasonably withheld, to sell, assign, transfer or negotiate all or any part of its Revolving Loan Commitment and Revolving Credit Loans (i) prior to an uncured Event of Default, with the consent of the Borrowers, which shall not be unreasonably withheld, in a minimum amount of Seven Million Five Hundred Thousand Dollars ($7,500,000) and (ii) during an Event of Default, without the consent of the Borrowers, in any amount, to one or more commercial banks, insurance companies, savings and loan associations, savings banks or other financial institutions, pension funds or mutual funds or other accredited investors ("Eligible Assignees"); PROVIDED that prior to receiving any confidential or other material information regarding the Borrowers or the transactions contemplated by this Loan Agreement, any Eligible Assignee shall have entered into a Confidentiality Agreement substantially in the form of
EXHIBIT I hereto; PROVIDED FURTHER that any such assignment shall become effective five (5) Business Days after an Assignment Agreement is executed by the Eligible Assignee. In the case of any sale, assignment, transfer or negotiation of all or part of the Revolving Loan Commitment or Revolving Credit Loans authorized under this Section 12, the assignee, transferee or recipient shall have, to the extent of such sale, assignment, transfer or negotiation, the same rights, benefits and obligations as it would if it were a Bank hereunder, including, without limitation (x) the right to approve or disapprove actions which, in accordance with the terms hereof, require the approval of the Banks, and (y) the obligation to fund Revolving Credit Loans pursuant to Section 2 hereof. The Bank assigning a portion or all of its Revolving Loan Commitment and Revolving Credit Loans pursuant to this Section 12, or the bank purchasing the interest of the Assigning Bank, shall pay a fee to the Administrative Bank of $3,500.

         12.2 PARTICIPATIONS. Notwithstanding Section 12.1 hereof, each Bank may grant participations in all or any part of its Revolving Loan Commitment and Revolving Credit Loans to one or more Eligible Assignees; PROVIDED that prior to receiving any confidential or other material information regarding the Borrowers or the transactions contemplated by this Loan Agreement, any

Eligible Assignee shall have entered into a Confidentiality Agreement substantially in the form of EXHIBIT I hereto; PROVIDED FURTHER that (i) any such disposition shall not, without the consent of the Borrowers, require the Borrowers to file a registration statement with the Securities and Exchange Commission or apply to qualify the Revolving Credit Loans or the Revolving Credit Notes under the blue sky law of any state; and (ii) the holder of any such participation, other than an Affiliate of such Bank, shall not be entitled to require the Banks to take or omit to take any action hereunder except action directly extending the final maturity of any portion of the principal amount of or interest on a Revolving Credit Loan allocated to such participation or a reduction of the principal amount of or the rate of interest payable on the Revolving Credit Loans allocated to such participation.

         12.3 ASSIGNMENTS TO AFFILIATES. Notwithstanding the foregoing provisions of this Section 12, each Bank may at any time sell, assign, transfer, or negotiate all or any part of its Revolving Loan Commitment and Revolving Credit Loans to any Affiliate of such Bank; PROVIDED that an Affiliate to whom such disposition has been made shall not be considered a "Bank" for purposes of this Loan Agreement other than for purposes of Section 10.2 hereof; PROVIDED FURTHER that the Borrowers shall not incur any additional expenses solely as a result of such sale, assignment, transfer or negotiation.

         12.4 NO RELEASE OF OBLIGATIONS. No Bank shall, as between the Borrowers and such Bank, be relieved of any of its obligations hereunder as a result of any granting of participations in all or any part of its Revolving Loan Commitment and Revolving Credit Loans. Each Bank shall, as between the Borrowers and such Bank, be relieved of its obligations hereunder as a result of any sale, assignment, transfer or negotiation of all or any part of its Revolving Loan Commitment and Revolving Credit Loans made in accordance with Section 12.1 hereof.



                                   SECTION 13
                                    INDEMNITY
                                    ---------

         The Borrowers shall indemnify and hold harmless each Bank and its successors, assigns, agents and employees from and against any and all claims, actions, suits, proceedings, costs, expenses, damages, fines, penalties and liabilities, including, without limitation, reasonable attorneys' fees and costs, arising out of, connected with or resulting from the operation of the business of the Borrowers.



                                   SECTION 14
                                     NOTICES
                                     -------

         All notices required or permitted to be given hereunder shall be given in writing and shall be personally delivered or sent by facsimile transmission or by registered or certified United States mail, return receipt requested, postage prepaid, addressed as follows (or to such other address as to which any party hereto shall have given the other parties written notice):

           If to Res-Care and
              the Other Borrowers:     Res-Care, Inc.
                                       10140 Linn Station Road
                                       Louisville, KY 40223
                                       Attn: Mr. Ronald G. Geary

                       If to the
              Administrative Bank:     PNC Bank, National Association
                                       500 West Jefferson Street
                                       Louisville, KY 40202
                                       Attn: Mr. Benjamin A. Willingham


                 If to the  Banks:     At the addresses set forth in SCHEDULE I
                                        to the Loan Agreement


         All notices hereunder shall be deemed given upon the earlier of (i) actual delivery in person or by facsimile transmission, or (ii) two (2) Business Days after having been deposited in the United States mails, in accordance with the foregoing.



                                   SECTION 15
                                  MISCELLANEOUS
                                  -------------

         15.1 JOINT AND SEVERAL LIABILITY OF BORROWERS; LIMITATION ON LIABILITY OF CONSOLIDATED SUBSIDIARY BORROWERS. The obligation of each of the Borrowers for repayment of all unpaid principal of and interest on Revolving Credit Loans and all other Obligations to the Banks and for repayment of all unpaid principal of and interest on the Swing Line Loans and all other Obligations to PNC shall be joint and several; provided, however, that the obligation of any particular Borrower that is a Consolidated Subsidiary for repayment of all unpaid principal of and interest on Revolving Credit Loans and all other Obligations to the Banks and for repayment of all unpaid principal of and interest on the Swing Line Loans and all other Obligations to PNC shall be limited to an amount not to exceed the greater of (a) the aggregate amount of the outstanding Advances to such Consolidated Subsidiary as of the Enforcement Date, or (b) ninety-five percent (95%) of the Maximum Consolidated Subsidiary Borrower Amount as of the Enforcement Date. The foregoing limitation on the obligation of the Borrowers for repayment of all unpaid principal of and interest on Revolving Credit Loans and all other Obligations to the Banks and for repayment of all unpaid principal of and interest on the Swing Line Loans and all other Obligations to PNC shall not be applicable to Res-Care, whose liability therefor shall not be limited.

         15.2 RATABLE SHARING. Each Bank agrees with the other Bank that (i) with respect to all amounts received by it which are applicable to the payment of principal of or interest on the Revolving Credit Loans and the Revolving Credit Facility Commitment Fees, including, without limitation, all amounts received by such Bank pursuant to the exercise of the right of setoff pursuant to Section 11.2 hereof, equitable adjustment will be made so that, in effect, all such amounts will be shared among the Banks proportionately in accordance with their respective Revolving Credit Facility Pro Rata Shares, whether received by voluntary payment, by the exercise of the right of set-off or banker's lien, by counterclaim or cross action or by the enforcement of any or all of the Obligations, and (ii) if any of them shall exercise any right of counterclaim, set-off, banker's lien or similar right with respect to amounts owed by the Borrowers hereunder, that Bank shall apportion the amount recovered as a result of the exercise of such right pro rata in accordance with (a) all amounts outstanding at such time owed by the Borrowers to it hereunder with respect to the Revolving Credit Loans, and (b) all amounts otherwise owed by the Borrowers to it, and (iii) if any of them shall thereby through the exercise of any right of counterclaim, set-off, banker's lien or otherwise, or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receive payment or reduction of a proportion of the aggregate amount of principal and interest due with respect to the Revolving Credit Loans made by that Bank or any participation therein, or any other amount payable hereunder (collectively, the "Aggregate Amount Due" to such Bank), which is greater than the proportion received by any other Bank in respect of the Aggregate Amount Due to such other Bank, then the Bank receiving such proportionately greater payment shall (y) notify each other Bank and the Administrative Bank of such receipt and
(z) purchase participations (which it shall be deemed to have done simultaneously upon the receipt of such payment) in the Aggregate Amounts Due to the other Banks so that all recoveries of Aggregate Amounts Due shall be shared by the Banks in proportion to their respective Revolving Credit Facility Pro Rata Shares; PROVIDED that if all or part of such proportionately greater payment received by such purchasing Bank is thereafter recovered from such Bank, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to that Bank to the extent of such recovery, but without interest. The Borrowers expressly consent to the foregoing arrangements and agree that any participant in respect of any Revolving Credit Loan may exercise any and all rights of banker's lien, set-off or counterclaim with respect to any and all rights of banker's lien, set-off or counterclaim with respect to any and all monies owing by the Borrowers to that participant as fully as if that participant were a Bank in the amount of such participation held by that participant.

         15.3 WAIVER. No course of dealing in respect of, nor any omission or delay in the exercise of, any right, power, remedy or privilege by the Banks shall operate as a wavier thereof, nor shall any right, power, remedy or privilege of the Banks be exclusive of any other right, power, remedy or privilege referred to herein or in any related document or now or hereafter available at law, in equity, in bankruptcy, by statute or otherwise. Each such right, power, remedy or privilege may be exercised by the Banks, either independently or concurrently with others, and as often and in such order as the Banks may deem expedient. No waiver or consent granted by the Banks in respect of this Loan Agreement or the other Loan Instruments shall be binding upon the Banks unless specifically granted in writing by a duly authorized officer of each Bank, which writing shall be strictly construed.

         15.4 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations, warranties and covenants of the Borrowers and each Bank contained herein or made pursuant hereto shall survive the execution and delivery of this Loan Agreement and shall continue throughout the term hereof. Further, the indemnities set forth in Section 13 hereof shall survive the payment of the Revolving Credit Notes and the other Obligations to the Banks, as applicable.

         15.5 INVALIDITY. If any part of this Loan Agreement shall be adjudged invalid or unenforceable, whether in general or in any particular circumstance, then such partial invalidity or enforceability shall not cause the remainder of this Loan Agreement to be or to become invalid or unenforceable, and if a provision hereof is held invalid or unenforceable in one or more of its applications, the parties hereto agree that said provision shall remain in effect in all valid applications that are severable from the invalid or unenforceable application or applications.

         15.6 ASSIGNMENT. This Loan Agreement may not be assigned by the Borrowers without the prior written consent of the Banks. This Loan Agreement may be assigned by the Banks as provided in Section 12 hereof. All rights of the Banks hereunder shall inure to the benefit of their respective successors and assigns, and all obligations, covenants and agreements of the Borrowers shall bind their permitted successors and assigns, if any.

         15.7 GOVERNING LAW. This Loan Agreement and the rights and obligations of the parties hereunder shall, in all respects, be governed by and construed in accordance with the laws of the Commonwealth of Kentucky.

         15.8 SECTION HEADINGS. The section headings of this Loan Agreement are inserted herein solely for convenience of reference and shall not affect the construction or interpretation of the provisions hereof.

         15.9 ENTIRE AGREEMENT. This Loan Agreement and the other Loan Instruments constitute the entire agreement between the Borrowers and the Banks with respect to the subject matter hereof.

         15.10 TIME OF THE ESSENCE. Time shall be of the essence in the payment and performance of all of the Borrowers' obligations under this Loan Agreement, the Revolving Credit Note and the other Loan Instruments to which the Borrowers are party.

         15.11 MODIFICATIONS. This Loan Agreement may be modified only in writing executed by the Borrowers and the Banks. Neither this Loan Agreement nor the other Loan Instruments nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by Banks holding at least fifty one percent (51%) of the aggregate of the Revolving Credit Facility Pro Rata Shares (the "Majority Banks"); PROVIDED, HOWEVER, that no such change, waiver, discharge or termination, shall, without the consent of each Bank, (i) extend the Revolving Credit Facility A Termination Date or the Revolving Loan Credit Facility B Termination Date or the final maturity of the Revolving Credit Note of such Bank, or change the rate or extend the time of payment of interest, principal or fees, or reduce the principal amount thereof, or increase the aggregate amount of the Revolving Loan Commitments above the maximum amount provided for in Section 2.1 hereof, or increase any Bank's commitment to disburse its Revolving Loan Pro Rata Share of Revolving Credit Loans requested by the Borrowers as set forth in Section 2.1 hereof, or (ii) release any Collateral except as it shall otherwise be provided in any Loan Instrument, or (iii) amend, modify or waive any provisions of this
Section 15.11 (Modifications), Section 2 (Revolving Credit Facilities), Section 3 (Swing Line Credit Facility), Section 10 (Events of Default; Acceleration),
Section 11 (Remedies Upon Default, Etc.), Section 12 (The Administrative Bank),
Section 15.2 (Ratable Sharing), or Section 15.10 (Costs and Expenses), or (iv) amend, modify or waive any provision requiring consent of all Banks, or (v) reduce the percentages specified in this Section 15.11 or (vi) consent to the assignment or transfer by the Borrowers of any of their rights and obligations under this Agreement.

         15.12 SUBMISSION TO JURISDICTION, ETC. The Borrowers hereby irrevocably agree that any legal action, suit or proceeding against the Borrowers with respect to the obligations and liabilities of the Borrowers hereunder or any other matter under or arising out of or in connection with this Loan Agreement, the Revolving Credit Notes, the Swing Line Note or any other Loan Instrument or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding may be brought in the United States District Court of the Western District of Kentucky or in the courts of the Commonwealth of Kentucky, as the Banks may elect, and, by execution and delivery of this Loan Agreement, the Borrowers hereby irrevocably accept and submit to the non-exclusive jurisdiction of each of the aforesaid courts IN PERSONAM generally and unconditionally with respect to any such action, suit or proceeding involving the Borrowers and in respect of the Borrowers' property. The Borrowers further agree that final judgment against the Borrowers in any action, suit or proceeding referred to herein shall be conclusive after all appeals have been exhausted or waived by the Borrowers, and may thereafter be enforced in any other jurisdiction, within or outside the United States of America, by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and of the amount of the Borrowers' obligations and liabilities. The Borrowers further irrevocably consent and agree to the service of any and all legal process, summons, notices and documents out of any of the aforesaid courts in any such action, suit or proceeding by mailing copies thereof by registered or certified air mail, postage prepaid, to the Borrowers at the address set forth in Section 14 hereof or by serving copies thereof upon any statutory agent for service of process of the Borrowers. The Borrowers agree that service upon the Borrowers as provided for herein shall constitute valid and effective personal service upon the Borrowers and that the failure of any statutory agent to give any notice of such service to the Borrowers shall not impair or affect in any way the validity of such service or any judgment rendered in any action or proceeding based thereon. Nothing herein shall, or shall be construed so as to, limit the right of the Banks to bring actions, suits or proceedings with respect to the obligations and liabilities of the Borrowers under, or any other matter arising out of or in connection with, this Loan Agreement, the Revolving Credit Notes, the Swing Line Note and/or the other Loan Instruments, or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, in the courts of whatever jurisdiction in which property of the Borrowers may be found or as otherwise shall to the Banks seem appropriate, or to affect the right to service of process in any jurisdiction in any manner permitted by law. In addition, the Borrowers hereby irrevocably and unconditionally waive any objection which the Borrowers may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Loan Agreement, the Revolving Credit Notes, the Swing Line Note and/or the other Loan Instruments brought in the Circuit Court of Jefferson County, Kentucky or in the United States District Court for the Western District of Kentucky, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim that any such action, suit or proceeding brought in either such court has been brought in an inconvenient forum.

         15.13 WAIVER OF JURY TRIAL. EACH BORROWER, EACH BANK AND THE ADMINISTRATIVE BANK EACH HEREBY AGREES TO WAIVE ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS LOAN AGREEMENT, THE REVOLVING CREDIT NOTES, THE SWING LINE NOTE OR THE OTHER LOAN INSTRUMENTS. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THE BORROWER, EACH BANK AND THE ADMINISTRATIVE BANK EACH ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR EACH SUCH PARTY TO ENTER INTO A BUSINESS RELATIONSHIP, AND THAT EACH BORROWER, EACH BANK AND THE ADMINISTRATIVE BANK HAVE ALREADY RELIED ON THE WAIVER IN ITS RELATED FUTURE DEALINGS WITH THE OTHERS. THE BORROWER, EACH BANK AND THE ADMINISTRATIVE BANK EACH FURTHER WARRANTS AND REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS LOAN AGREEMENT, THE REVOLVING CREDIT NOTES, THE SWING LINE NOTE OR THE OTHER LOAN INSTRUMENTS. IN THE EVENT OF LITIGATION, THIS LOAN AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         15.14 EXECUTION OF LOAN INSTRUMENTS. This Loan Agreement and the other Loan Instruments may be executed in one or more counterparts by the parties hereto. Each Borrower has taken written action, corporate or otherwise, to approve the execution and delivery of this Loan Agreement and the other Loan Documents and has duly authorized an officer or representative (an "Authorized Officer") to execute and deliver this Loan Agreement and the other Loan Documents for and on behalf of such Borrower. In many cases, a common Person has been authorized by multiple Borrowers that are Consolidated Subsidiaries of Res-Care to execute and deliver this Loan Agreement and the other Loan Instruments on behalf of each such Borrower. As a result, and for purposes of convenience, this Loan Agreement and the other Loan Documents bear signature blocks wherein such Person may execute this Loan Agreement or the other Loan Documents by a single signature on behalf of all Borrowers identified above such signature block. In each such case, each Borrower specifically identified in such signature block represents to the Banks that it has authorized the Authorized Officer executing such signature block to do so as representative of, and on behalf of such Borrower, with present intention to authenticate the writing, and each such Borrower further represents and agrees that by such execution it intends that this Loan Agreement or other Loan Instrument become a binding agreement of such Borrower, enforceable in accordance with its terms.

         IN WITNESS WHEREOF, the Borrowers, the Administrative Bank and the Banks have each caused this Loan Agreement to be duly executed as of the day and year first above written.


                                  RES-CARE, INC.
                                  (a "Borrower")

                                  ---------------------------------
                                  By:  Authorized Officer
                                  Name:  Ronald G. Geary
                                  Its:  President and Chief Operating Officer

COMMUNITY ALTERNATIVES INDIANA, INC.
COMMUNITY ALTERNATIVES NEBRASKA, INC.
COMMUNITY ADVANTAGE, INC.
TEXAS HOME MANAGEMENT, INC.
CAPITAL TX INVESTMENTS, INC.
THM HOMES, INC.
RSCR TEXAS, INC.
RES-CARE NEW MEXICO, INC.
RES-CARE OHIO, INC.
COMMUNITY ALTERNATIVES OF TEXAS, INC.
CATX PROPERTIES, INC.
RES-CARE CALIFORNIA, INC.
RES-CARE FLORIDA, INC.
RSCR CALIFORNIA, INC.
RES-CARE KANSAS, INC.
RES-CARE ILLINOIS, INC.
RES-CARE OKLAHOMA, INC.
RES-CARE TENNESSEE, INC.
RES-CARE TRAINING TECHNOLOGIES, INC.
YOUTHTRACK, INC.
RES-CARE PREMIER, INC.
RES-CARE NEW JERSEY, INC.
COMMUNITY ALTERNATIVES KENTUCKY, INC.
ALTERNATIVE YOUTH SERVICES, INC.
COMMUNITY ALTERNATIVES TEXAS PARTNERS,  INC.
RSCR WEST VIRGINIA, INC.
COMMUNITY ALTERNATIVES MISSOURI, INC.
         f/k/a RAIMENT, INC.
RES-CARE AVIATION, INC.
COMMUNICATIONS NETWORK CONSULTANTS,
         INC.
THE ACADEMY FOR INDIVIDUAL EXCELLENCE,
         INC.
RES-CARE OTHER OPTIONS, INC.
SOUTHERN  HOME CARE SERVICES, INC.
GENERAL  HEALTH CORPORATION d/b/a Arizona Youth Associates, Inc.
BALD EAGLE ENTERPRISES, INC.
BRINKLEY GROUP HOMES, INC.
NORMAL LIFE, INC.
NORMAL LIFE OF SOUTHERN INDIANA, INC.
NORMAL LIFE OF CENTRAL INDIANA, INC.

NORMAL LIFE OF LOUISIANA, INC.
NORMAL LIFE OF LAFAYETTE, INC.
NORMAL LIFE OF LAKE CHARLES, INC.
NORMAL LIFE OF FLORIDA, INC.
NORMAL LIFE OF KENTUCKY, INC.
NORMAL LIFE OF NORTH TEXAS, INC.
NORMAL LIFE OF NEW MEXICO, INC.
NORMAL LIFE OF TENNESSEE, INC.
CAREERS IN PROGRESS, INC.
NORMAL LIFE FAMILY SERVICES, INC.
NORMAL LIFE OF CALIFORNIA, INC.
NORMAL LIFE OF GEORGIA, INC.
NORMAL LIFE MANAGEMENT, INC.
NL DELAWARE, INC.
NORMAL LIFE OF OHIO, INC.
BOLIVAR DEVELOPMENT TRAINING CENTER,
         INC.
HYDESBURG ESTATES, INC.
OAK WOOD SUITES OF BOLIVAR, INC.
WILLARD ESTATES, INC.
BOLIVAR ESTATES, INC.
SKYVIEW ESTATES, INC.
RIVER BLUFF ESTATES, INC.
MEADOW LANE ESTATES, INC.
EBENEZER ESTATES, INC.
HILLSIDE ESTATES, INC.
PEBBLE CREEK ESTATES, INC.
FORT MASON ESTATES, INC.
SHA-REE ESTATES, INC.
BAKER MANAGEMENT, INC.
MISSOURI PROGRESSIVE SERVICES, INC.
OAKVIEW ESTATES OF BOLIVAR, INC.
UPWARD BOUND, INC.
INDIVIDUALIZED SUPPORTED LIVING, INC.
RES-CARE WASHINGTON, INC.
RES-CARE ALABAMA, INC.
(each a "Borrower")


----------------------------------
By:  Authorized Officer
Name: Ralph G. Gronefeld
Assistant Treasurer of each Borrower
listed above  beginning with Community  Alternatives  Indiana,
Inc.  and ending with  Res-Care  Alabama,  Inc.,  on behalf of each such Borrower


CREATIVE NETWORKS, LLC
an Arizona limited liability company
(a "Borrower")

----------------------------------
By:  Authorized Officer



NORMAL LIFE OF INDIANA
a general partnership
(a "Borrower")

By: NORMAL LIFE OF SOUTHERN INDIANA, INC.
  one of its General Partners


----------------------------------
By:  Authorized Officer

and

By: NORMAL LIFE OF CENTRAL INDIANA, INC.
  its other General Partner


----------------------------------
By:  Authorized Officer


PNC BANK, NATIONAL ASSOCIATION
as Administrative Bank


----------------------------------
By: Benjamin A. Willingham
Vice President


PNC BANK, NATIONAL ASSOCIATION
as a Bank


----------------------------------
By: Benjamin A. Willingham
Vice President


BANK ONE, KENTUCKY, NA
("Bank One")


----------------------------------
By: Todd D. Munson
Senior Vice President


FIRST UNION NATIONAL BANK
("First Union")


----------------------------------
By: Valerie Cline
Director


FIRST AMERICAN NATIONAL BANK
("First American")


----------------------------------
By:  Kent Wood
Vice President


FLEET NATIONAL BANK
("Fleet")


----------------------------------
By:  Ginger Stolzenthaler
Senior Vice President


KEY CORPORATE CAPITAL, INC.
("Key")


----------------------------------
By:  Jack Boudler
Vice President


NATIONAL CITY BANK OF KENTUCKY
("National City")


----------------------------------
By:  Deroy Scott
Vice President


BANQUE PARIBAS
("Paribas")


----------------------------------
David Canavan
Its:


STAR BANK, NATIONAL ASSOCIATION
("Star")


----------------------------------
By: Toby Rau
Assistant Vice President


SUNTRUST BANK, NASHVILLE, N.A.
("SunTrust")


----------------------------------
By: Karen Cole Ahern
Group Vice President


UNION BANK OF CALIFORNIA
("Union Bank")


----------------------------------
By:  Lynn Vine
Vice President


WACHOVIA BANK, N.A.
("Wachovia")


----------------------------------
By:  John Tibe
Assistant Vice President


AMSOUTH BANK
("AmSouth")

----------------------------------
By:
Its:

                                   SCHEDULE I

                               ADMINISTRATIVE BANK

                  PNC BANK, NATIONAL ASSOCIATION ("PNC")
                  500 West Jefferson Street
                  Louisville, KY 40202
                  Attn: Benjamin A. Willingham, Vice President

                                  LIST OF BANKS

                  AMSOUTH BANK ("AmSouth")
                  1900 5th Avenue North
                  7th Floor
                  Birmingham, AL  35203
                  Attn:  Keith Law, Vice President

                  BANK ONE, KENTUCKY, NA ("Bank One")
                  416 West Jefferson
                  Louisville, Kentucky 40202
                  Attn: Todd D. Munson, Senior Vice President

                  PARIBAS ("Paribas")
                  787 Seventh Avenue
                  New York, NY  10019
                  Attn:  David Canavan

                  FIRST AMERICAN NATIONAL BANK ("First American")
                  First American Center
                  Nashville, TN  37237
                  Attn:  Kent Wood, Vice President

                  FIRST UNION NATIONAL BANK ("First Union")
                  One 1st Union Center
                  301 S. College Street
                  Charlotte, NC  28288-0735
                  Attn:  Valerie Cline, Director

                  FLEET NATIONAL BANK ("Fleet")
                  1 Federal Street
                  Boston, MA  02110
                  Attn:  Ginger Stolzenthaler, Vice President

                  KEY CORPORATE CAPITAL, INC. ("Key")
                  525 Vine Street
                  Cincinnati, OH  40202
                  Attn: Jack Boudler, Vice President

                  NATIONAL CITY BANK OF KENTUCKY ("National City") 101 South Fifth Street
                  Louisville, KY 40202

                  PNC BANK, NATIONAL ASSOCIATION ("PNC")
                  500 West Jefferson Street
                  Louisville, KY 40202
                  Attn: Benjamin A. Willingham, Vice President

                  STARBANK, NATIONAL ASSOCIATION ("StarBank")
                  One Financial Square
                  Louisville, KY  40202
                  Attn: Toby Rau, Assistant Vice President

                  SUNTRUST BANK, NASHVILLE, N.A. ("SunTrust")
                  P.O. Box 305110
                  Nashville, TN 37230-5110

                  UNION BANK OF CALIFORNIA, NATIONAL ASSOCIATION ("Union Bank") 445 S. Figueroa
                  16th Floor
                  Los Angeles, CA  90071
                  Attn:  Lynn Vine, Vice President

                  WACHOVIA BANK, N. A. ("Wachovia")
                  191 Peachtree Street, 29th Floor
                  Atlanta, Georgia  30303-1757

                                   SCHEDULE II

                   LIST OF BORROWERS OTHER THAN RES-CARE, INC.

         1. COMMUNITY ALTERNATIVES INDIANA, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CAI").

         2. COMMUNITY ALTERNATIVES NEBRASKA, INC., a Delaware corporation, with principal office and place of business in Louisville, Kentucky ("CAN").

         3. COMMUNITY ADVANTAGE, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CA").

         4. TEXAS HOME MANAGEMENT, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("THM").

         5. CAPITAL TX INVESTMENTS, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CTXI").

         6. THM HOMES, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("THMH").

         7. RSCR TEXAS, INC., formerly THM Properties, Inc., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RSCRT").

         8. RES-CARE NEW MEXICO, INC., a Delaware corporation with principal office and place of business of Louisville, Kentucky ("RCNM").

         9. RES-CARE OHIO, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCO").

         10. COMMUNITY ALTERNATIVES OF TEXAS, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CAT").

         11. CATX PROPERTIES, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CATXP").

         12. RES-CARE CALIFORNIA, INC., d/b/a RCCA Services, a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCC").

         13. RES-CARE FLORIDA, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCF").

         14. RSCR CALIFORNIA, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RSCRC").

         15. RES-CARE KANSAS, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCK").

         16. RES-CARE ILLINOIS, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCI").

         17. RES-CARE OKLAHOMA, INC. a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCOK").

         18. RES-CARE TENNESSEE, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCT").

         19. RES-CARE TRAINING TECHNOLOGIES, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCTT").

         20. YOUTHTRACK, INC., a Delaware corporation with principal office and place of business in Littleton, Colorado ("YT").

         21. RES-CARE PREMIER, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCP").

         22 RES-CARE NEW JERSEY, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCNJ").

         23 COMMUNITY ALTERNATIVES KENTUCKY, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CAK").

         24 ALTERNATIVE YOUTH SERVICES, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("AYS")

         25 COMMUNITY ALTERNATIVES TEXAS PARTNER, INC. (f/k/a Community Alternatives Virginia, Inc.), a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CAV").

         26 RSCR WEST VIRGINIA, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RSCRWV").

         27 COMMUNITY ALTERNATIVES MISSOURI, INC. f/k/a RAIMENT, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("R").

         28 RES-CARE AVIATION, INC., a Kentucky corporation with principal office and place of business in Louisville, Kentucky ("RCA").

         29 COMMUNICATIONS NETWORK CONSULTANTS, INC., a Rhode Island corporation with principal office and place of business in Louisville, Kentucky ("CNC").

         30 THE ACADEMY FOR INDIVIDUAL EXCELLENCE, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("AIE").

         31 RES-CARE OTHER OPTIONS, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("ROO").

         32 SOUTHERN HOME CARE SERVICES, INC. d/b/a Eldercare, a Georgia corporation with principal office and place of business in Louisville, Kentucky ("SHCS").

         33. GENERAL HEALTH CORPORATION d/b/a Arizona Youth Associates, Inc., an Arizona corporation with principal office and place of business in Louisville, Kentucky ("AYA")

         34. BALD EAGLE ENTERPRISES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("BEE").
 .
         35. BRINKLEY GROUP HOMES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("BGH") .

         36. CREATIVE NETWORKS, LLC, an Arizona limited liability company with principal office and place of business in Louisville, Kentucky ("CN").

         37. NORMAL LIFE, INC., a Kentucky corporation with principal office and place of business in Louisville, Kentucky ("NL").

         38. NORMAL LIFE OF SOUTHERN INDIANA, INC., an Indiana corporation with principal office and place of business in Louisville, Kentucky ("NLSI").

         39. NORMAL LIFE OF CENTRAL INDIANA, INC., successor by merger of Normal Life of Terre Haute, Inc. and Normal Life of Sheridan, Inc., an Indiana corporation with principal office and place of business in Louisville, Kentucky ("NLCI").

         40. NORMAL LIFE OF LOUISIANA, INC., a Louisiana corporation with principal office and place of business in Louisville, Kentucky ("NLL").

         41. NORMAL LIFE OF LAFAYETTE, INC., a Louisiana corporation with principal office and place of business in Louisville, Kentucky ("NLLAF").

         42. NORMAL LIFE OF LAKE CHARLES, INC., a Louisiana corporation with principal office and place of business in Louisville, Kentucky ("NLLC").

         43. NORMAL LIFE OF FLORIDA, INC., a Florida corporation with principal office and place of business in Louisville, Kentucky ("NLF").

         44. NORMAL LIFE OF KENTUCKY, INC., a Kentucky corporation with principal office and place of business in Louisville, Kentucky ("NLK").

         45. NORMAL LIFE OF NORTH TEXAS, INC., a Texas corporation with principal office and place of business in Louisville, Kentucky ("NLNT").

         46. NORMAL LIFE OF NEW MEXICO, INC., a New Mexico corporation with principal office and place of business in Louisville, Kentucky ("NLNM").

         47. NORMAL LIFE OF TENNESSEE, INC., a Tennessee corporation with principal office and place of business in Louisville, Kentucky ("NLT").

         48. CAREERS IN PROGRESS, INC., a Louisiana corporation with principal office and place of business in Louisville, Kentucky ("CP").

         49. NORMAL LIFE FAMILY SERVICES, INC. a Louisiana corporation with principal office and place of business in Louisville, Kentucky ("NLFS").

         50. NORMAL LIFE OF INDIANA, a general partnership a corporation duly organized and existing under the laws of the state of Indiana, with principal office and place of business in Louisville, Kentucky ("NLIND").

         51. NORMAL LIFE OF CALIFORNIA, INC., a California corporation with principal office and place of business in Louisville, Kentucky ("NLC").

         52. NORMAL LIFE OF GEORGIA, INC., a Georgia corporation with principal office and place of business in Louisville, Kentucky ("NLG").

         53. NORMAL LIFE MANAGEMENT, INC., a Kentucky corporation with principal office and place of business in Louisville, Kentucky ("NLM").

         54. NL DELAWARE, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("NLD").

         55. NORMAL LIFE OF OHIO, INC., an Ohio corporation with principal office and place of business in Louisville, Kentucky ("NLO").

         56. BOLIVAR DEVELOPMENT TRAINING CENTER, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("BSTC").

         57. HYDESBURG ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("HE").

         58. OAK WOOD SUITES OF BOLIVAR, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("OWSB").

         59. WILLARD ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("WE").

         60. BOLIVAR ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("BE").

         61. SKYVIEW ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("SE").

         62. RIVER BLUFF ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("RBE").

         63. MEADOW LANE ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("MLE").

         64. EBENEZER ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("EE").

         65. HILLSIDE ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("HE").

         66. PEBBLE CREEK ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("PCE").

         67. FORT MASON ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("FME").

         68. SHA-REE ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("SRE").

         69. BAKER MANAGEMENT, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("BM").

         70. MISSOURI PROGRESSIVE SERVICES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("MPS").

         71. OAKVIEW ESTATES OF BOLIVAR, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("OEB").

         72. UPWARD BOUND, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("UB").

         73. INDIVIDUALIZED SUPPORTED LIVING, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("ISL").

         74. RES-CARE WASHINGTON, INC., a Washington corporation with principal office and place of business in Louisville, Kentucky ("RCWASH").

         75. RES-CARE ALABAMA, INC., an Alabama corporation with principal office and place of business in Louisville, Kentucky ("RCALA").

                                  SCHEDULE II.A
                              LIST OF NEW BORROWERS
                               AS OF JUNE 30, 1998

         1. RES-CARE WASHINGTON, INC., a Washington corporation with principal office and place of business in Louisville, Kentucky ("RCWASH").

         2. RES-CARE ALABAMA, INC., an Alabama corporation with principal office and place of business in Louisville, Kentucky ("RCALA").

                                  SCHEDULE II.B

              Certain Entities which Currently are not Included in Definition of "Existing Borrowers" or "New Borrowers"

1.       Biscayne Bay Transitional Living Center Limited Partnership

2.       Community Alternatives Illinois, Inc.

3.       Premier Rehabilitation Centers of Florida, Inc.

4.       Alternative Choices, Inc.

5.       The following subsidiaries of ALTERNATIVE YOUTH SERVICES, INC. (#24)

--------------------------------------------------------------------------------

Academy for Individual Excellence            Arizona Youth Associates
3101 Bluebird Lane                           1825 E. Northern Ave., Ste. 100
Louisville, KY 40299                         Phoenix, AZ 85020
--------------------------------------------------------------------------------

Ashland S.A.F.E.                             Bowling Green S.A.F.E.
1926 Carter Avenue, Ste. 300                 2530 Scottsville Road., Ste. 1
Ashland, KY 41105                            Bowling Green, KY 42104
--------------------------------------------------------------------------------

Community Youth Serv-Radcliff                Community Youth Services-Mayfield
195 Lincoln Trail                            1415 State Rt. 45N
Radcliff, KY 40106                           Mayfield, KY 42066
                                             Georgia Center for Youth
                                             Route 2 Goose Hollow Road
                                             P. O. Box 966
                                             Reynolds, GA 31076
--------------------------------------------------------------------------------

Magnolia Academy                             New Summit School
2513 B. Kerr Road                            1220 East Northside Drive
Columbia, TN 38401                           Jackson, MS 39236
--------------------------------------------------------------------------------

Ohio S.A.F.E.                                Richmond S.A.F.E.
1130 County Rod., #18                        210 Saint George St., Ste. 207
P. O. Box 9                                  Richmond, KY 40475
South Pointe, OH 45680
--------------------------------------------------------------------------------

         Refraining from including those entities within the definition of "New Borrowers", "Existing Borrowers" or "Borrowers" does not prevent the Banks from later exercising any rights under the Loan Instruments to require them to become Borrowers.

                                  SCHEDULE 1.34

                    CONTINGENT OBLIGATIONS OF RES-CARE, INC.

                                  SCHEDULE 2.1

                   SCHEDULE OF REVOLVING LOAN COMMITMENTS AND
                    REVOLVING CREDIT FACILITY PRO RATA SHARES

         The maximum amount of the Revolving Credit Facility A Loan Commitments is $175,000,000. The maximum amount of the Revolving Credit Facility B Loan Commitments is $25,000,000.


================================================================================================================
           NAME OF BANK                   REVOLVING             REVOLVING              TOTAL             REVOLV
                                      CREDIT FACILITY A          CREDIT                LOAN              CREDIT
                                             LOAN              FACILITY B           COMMITMENTS         FACILITY
                                          COMMITMENT              LOAN                                  PRO RATA
                                                               COMMITMENT                                SHARE

PNC                                     $ 26,250,000         $  3,750,000         $ 30,000,000          15.00%

Bank One                                  21,875,000            3,125,000           25,000,000          12.50%

National City                             21,875,500            3,125,000           25,000,000          12.50%

SunTrust                                  17,500,000            2,500,000           20,000,000          10.00%

First Union                               15,312,500            2,187,500           17,500,000           8.75%

Wachovia                                  13,125,000            1,875,000           15,000,000           7.50%

AmSouth                                   10,937,500            1,562,500           12,500,000           6.25%

Key                                       10,937,500            1,562,500           12,500,000           6.25%

StarBank                                  10,937,500            1,562,500           12,500,000           6.25%

Banque Paribas                             6,562,500              937,500            7,500,000           3.75%

First American                             6,562,500              937,500            7,500,000           3.75%

Fleet                                      6,562,500              937,500            7,500,000           3.75%

Union Bank                                 6,562,500              937,500            7,500,000           3.75%
                                        ------------         ------------         ------------         -------

                           TOTAL        $175,000.000         $ 25,000,000         $200,000,000         100.00%
                                        ============         ============         ============         =======
=====================================================================================================================

                                  SCHEDULE 2.3A

                            SCHEDULE OF CLOSING FEES

         The Banks identified below will receive a payment of Closing Fees under this SCHEDULE 2.3A, based upon the total commitments of each Bank under the Loan Agreement, multiplied by 25/100 of one percent (0.25%), as set forth in the table below. The aggregate Closing Fees payable under this SCHEDULE 2.3A total $500,000 ($200,000,000 x 0.25%).


                                                                      Applicable
Name of Bank                          Commitment             Percentage         Closing Fee
------------                         ----------              ----------         -----------

PNC                                  $30,000,000                15.00%           $75,000.00

Bank One                              25,000,000                12.50%            62,500.00

National City                         25,000,000                12.50%            62,500.00

SunTrust                              20,000,000                10.00%            50,000.00

First Union                           17,500,000                 8.75%            43,750.00

Wachovia                              15,000,000                 7.50%            37,500.00

AmSouth                               12,500,000                 6.25%            31,250.00

Key                                   12,500,000                 6.25%            31,250.00

StarBank                              12,500,000                 6.25%            31,250.00

Banque Paribas                         7,500,000                 3.75%            18,750.00

First American                         7,500,000                 3.75%            18,750.00

Fleet                                  7,500,000                 3.75%            18,750.00

Union Bank                             7,500,000                 3.75%            18,750.00

Totals                               200,000,000               100.00%            500,000.00

ss

                                  SCHEDULE 6.7

                                  INDEBTEDNESS

                                  SCHEDULE 6.13

                   CONSOLIDATED SUBSIDIARIES OF RES-CARE, INC.

1.       COMMUNITY ALTERNATIVES INDIANA, INC.
         State of incorporation: Delaware
         Location of principal office and records:  10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations: (i) Fort Wayne, Indiana; (ii) Angola, Indiana; and (iii) Sullivan,
               Indiana.
         Qualified to do business in: Indiana
         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: N/A
         UCC Filing  Locations:  (i) Kentucky  Secretary of State,  (ii) Delaware  Secretary of State and (iii)
         Indiana Secretary of State

2.       COMMUNITY ALTERNATIVES NEBRASKA, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road
         Louisville, Kentucky Qualified/not qualified to do business in
         Kentucky: Not qualified Locations of operations: Lincoln, Nebraska
         Qualified to do business in: Nebraska Any name, other than name of
         Corporation, used for conducting business in the last five (5) years:
         N/A
         UCC Filing  Locations:  (i) Kentucky  Secretary of State,  (ii) Nebraska  Secretary of State and (iii)
         Delaware Secretary of State

3.       COMMUNITY ADVANTAGE, INC.
         State of incorporation: Delaware
         Location of principal office and records:  10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations:  (i) Longmont Colorado, (ii) Brighton Colorado and (iii) Greeley
         Colorado.
         Qualified to do business in: Colorado
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:
         N/A
         UCC Filing Locations: (i) Kentucky Secretary of State, (ii) Colorado Secretary of State and (iii)
         Delaware Secretary of State

4.       TEXAS HOME MANAGEMENT, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations:  various in Texas (59 group homes)
         Qualified to do business in: Texas


         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: N/A
         UCC Filing  Locations:  (i)  Kentucky  Secretary  of State,  (ii) Texas  Secretary  of State and (iii)
         Delaware Secretary of State

5.       CAPITAL TX INVESTMENTS, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations: owns property invarious Texas locations - (i) Bexar County, (ii)
                Tarrant, (iii) Angelina, (iv) Travis, (v) Caldwell, (vi) Harris, (vii) Nacogdoches, (viii)
         Anderson, (ix) Parker, (x) Gonzalez and (xi) Plano Counties
         Qualified to do business in: Texas Any name, other than name of
         Corporation, used for conducting business in the last five (5) years:
         N/A
         UCC Filing Locations: (i) Kentucky Secretary of State, (ii) Texas Secretary of State and (iii)
         Delaware Secretary of State

6.       THM HOMES, INC.
         State of incorporation: Delaware
         Location of principal office and records:  10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations: owns property in various Texas locations: (i) Lubbock, (ii) Bexar,
         (iii) Williamson, (iv) Taylor, (v) Tarrant and (vi) Anderson Counties
         Qualified to do business in: Texas
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:
         N/A
         UCC Filing Locations: (i) Kentucky Secretary of State, (ii) Texas Secretary of State and (iii)
         Delaware Secretary of State

7.       RSCR TEXAS, INC., F/K/A THM PROPERTIES, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: (i) Canton,
         (ii) Austin, (iii) San Antonio and (iv) Dallas-Ft. Worth, TX
         Qualified to do business in: Texas Any name, other than name of
         Corporation, used for conducting business in the last five (5)
         years: THM Properties, Inc.
         UCC Filing Locations: (i) Kentucky Secretary of State, (ii) Texas Secretary of State and (iii)
         Delaware Secretary of State

8.       RES-CARE NEW MEXICO, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky


         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations: (i) Albuquerque, (ii) Rosewell, (iii) Clovis and (iv) Santa Fe, New
                   Mexico
         Qualified to do business in: New Mexico
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:
         N/A
         UCC Filing Locations: (i) Kentucky Secretary of State and (ii) New Mexico Secretary of State

9.       RES-CARE OHIO INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations: (i) Fairfield, (ii) Williamsburg, (iii) Hamilton, (iv) Middletown, (v) Cincinnati area,
         (vi) Xenia, (vii) Menton and (viii) Lake County, Ohio
         Qualified to do business in: Ohio Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A
         UCC Filing Locations: (i) Kentucky Secretary of State, (ii) Ohio Secretary of State and (iii)
         Delaware Secretary of State

10.      COMMUNITY ALTERNATIVES OF TEXAS, INC.
         State of incorporation: Delaware
         Location of principal office and records:  10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations:  (i) Wichita Co. and (ii)  Tarrant Co., Texas
         Qualified to do business in: Texas
         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: N/A
         UCC Filing Locations: (i) Kentucky Secretary of State, (ii) Texas Secretary of State and (iii)
         Delaware Secretary of State

11.      CATX PROPERTIES, INC.
         State of incorporation: Delaware
         Location of principal office and records:  10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations:  owns property in various Texas locations - Wichita and Tarrant
                Counties
         Qualified to do business in: Texas
         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: N/A
         UCC Filing Locations: (i) Kentucky Secretary of State, (ii) Texas Secretary of State and (iii)
         Delaware Secretary of State

12.      RES-CARE CALIFORNIA, INC. D/B/A RCCA SERVICES


         State of incorporation: Delaware
         Location of principal office and records:  10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations: (i) Stanislaus, (ii) San Mateo, (iii) Sutter, (iv) Nevada, (v) Placer and
                (vi) Santa Clara Counties, CA
         Qualified to do business in: California
         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: RCCA Services
         UCC Filing Locations:  (i) Kentucky  Secretary of State, (ii) California  Secretary of State and (iii)
         Delaware Secretary of State

13.      RES-CARE FLORIDA, INC.
         State of incorporation: Delaware
         Location of principal office and records:  10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations:  none
         Qualified to do business in: Florida
         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: N/A
         UCC Filing Locations: (i) Kentucky Secretary of State, (ii) Florida Secretary of State and (iii)
         Delaware Secretary of State

14.      RSCR CALIFORNIA, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
                Locations of operations: (i) Los Angeles, (ii) San Bernardino and (iii) Orange Counties
         Qualified to do business in: California
         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: N/A
         UCC Filing Locations: (i) Kentucky Secretary of State (ii) Delaware Secretary of State and (iii)
         California Secretary of State

15.      RES-CARE KANSAS, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations: (i) Sherman, (ii) Neosho, (iii) Stafford and (iv) Cowley, Kansas Qualified to do business in: Kansas
         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: N/A
         UCC Filing Locations: (i) Kentucky Secretary of State, (ii) Kansas Secretary of State and (iii)
         Delaware Secretary of State

16.      RES-CARE ILLINOIS, INC.


         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations: (i) Jackson and (ii) Vermilion Counties, Illinois
         Qualified to do business in: Illinois Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A
         UCC Filing Locations: (i) Kentucky Secretary of State, (ii) Delaware Secretary of State and (iii)
         Illinois Secretary of State

17.      RES-CARE OKLAHOMA, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations: (i) Tulsa and (ii) Oklahoma City, Oklahoma
         Qualified to do business in: Oklahoma
         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A
         UCC Filing Locations: (i) Kentucky Secretary of State, (ii) Delaware Secretary of State and (iii)
         County Clerk of Oklahoma County, Oklahoma

18.      RES-CARE TENNESSEE, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations: (i) Nashville and (ii) Jackson (Madison County), TN
         Qualified to do business in: Tennessee
         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: N/A
         UCC Filing Locations: (i) Kentucky Secretary of State, (ii) Tennessee Secretary of State and (iii)
         Delaware Secretary of State

19.      RES-CARE TRAINING TECHNOLOGIES, INC.
         State of incorporation: Delaware
         Location of principal office and records:  10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Qualified
         Location of registered agent in Kentucky: Louisville
         Locations of operations:  Louisville
         Qualified to do business in: Kentucky only
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:
         N/A
         UCC Filing Locations: (i) Clerk of Jefferson County, Kentucky and (ii) Delaware Secretary of State


20.      YOUTHTRACK, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road Louisville Kentucky
         Qualified/not qualified to do business in Kentucky: Qualified
         Locations of operations: (i) Arapahoe, (ii) Denver, (iii) Mesa,
                (iv) El Paso, (v) Jefferson (vi) Garfield Counties, Colorado and (vii) Brigham City, Utah
         Qualified to do business in: Colorado,
         Kentucky, Puerto Rico, Utah, Idaho, Arizona, Nevada
         Any name, other than name of Corporation, used for conducting business in the last five
         (5) years: N/A
         UCC Filing Locations: (i) Clerk of Jefferson County, Kentucky, (ii) Colorado Secretary of State,
         (iii) Delaware Secretary of State and (iv) Utah Secretary of State

21.      RES-CARE PREMIER, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations: (i) St. Louis, Missouri and (ii) Chicago, Illinois
         Qualified to do business in: Massachusetts, Illinois, Florida, Missouri and Iowa
         Any name, other than name of Corporation, used for conducting business in the last five
         (5) years: N/A
         UCC Filing Locations: (i) Kentucky Secretary of State (ii) Delaware Secretary of State, (iii)
         Missouri Secretary of State, (iii) Clerk of St. Louis County, Missouri and (iv) Secretary of State
         of Illinois

22.      RES-CARE NEW JERSEY, INC.
         State of incorporation: Delaware
         Location of principal office and records:  10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations: (i) Mercer, (ii) Burlington, (iii) Middlesex, (iv) Warren, (v) Ocean and
                (vi) Union Counties; Towns of: (i) Hillsborough, (ii) Howell, (iii) Perberton, and (iv) Chatsworth
         Qualified to do business in: New Jersey
         Any name,  other than name of  Corporation,  used for conducting  business in the last five (5) years:
         N/A
         UCC Filing Locations: (i) Kentucky Secretary of State, (ii) Delaware Secretary of State and
         (iii) New Jersey Secretary of State

23.      COMMUNITY ALTERNATIVES KENTUCKY, INC.
         State of incorporation: Delaware
         Location of principal office and records:  10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Qualified
         Locations of operations: (i) Bowling Green, (ii) Frankfort, (iii) Morehead, (iv) Owensboro,
                (v) Louisville, (vi) Elizabethtown, and (vii) Symsonia, KY.
         Qualified to do business in: No other states


         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: N/A
         UCC Filing Locations: (i) Clerk of Jefferson County, Kentucky, (ii) Kentucky Secretary of
         State and (iii) Delaware Secretary of State

24.      ALTERNATIVE YOUTH SERVICES, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Qualified
         Locations of operations: Kentucky, Tennessee, Lawrence County, Ohio, Georgia, Jackson,
                Mississippi and Hinds County, Madison County, and Rankin County, Mississippi.
         Qualified to do business in: (i) Georgia, (ii) Ohio, (iii) Tennessee, (iv) Kentucky, (v)
                Maryland and (vi) California
         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: In Maryland - d/b/a Res-Care Other Options, Inc.
         UCC Filing Locations: (i) Clerk of Jefferson County, Kentucky, (ii) Kentucky Secretary of
         State, (iii) Delaware Secretary of State, (iv) Maryland
         Secretary of State (v) Tennessee Secretary of State, (vi) Ohio Secretary of State (vii) Clerk of Lawrence County, Ohio,
         (viii) Clerk of Superior Court of Fulton County, Georgia, (ix) Mississippi Secretary of State and
         (x) Arizona Secretary of State.

25.      COMMUNITY ALTERNATIVES VIRGINIA, INC. (K/N/A COMMUNITY ALTERNATIVES
         TEXAS PARTNERS, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations: None yet
         Qualified to do business in: Virginia
         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: Community Alternatives Virginia, Inc.
         UCC Filing Locations: (i) Kentucky Secretary of State, (ii) Delaware Secretary of State and
         (iii) State Corporation Commission of Virginia

26.      RSCR WEST VIRGINIA, INC.
         State of incorporation: Delaware
         Location of principal office and records:  10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations: West Virginia
         Qualified to do business in: West Virginia
         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: Yellow Springs
         UCC Filing Locations: (i) Kentucky Secretary of State, (ii) West Virginia Secretary of State
         and (iii) Delaware Secretary of State


27.      COMMUNITY ALTERNATIVES MISSOURI, INC. F/K/A RAIMENT, INC.
         State of incorporation: Missouri
         Location of principal office and records:  10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations: Polk, Green, Marion, Ralls, Adair, Sullivan and Cape Girardeau
                Counties, Missouri
         Qualified to do business in: N/A
         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: Raiment, Inc.
         UCC Filing Locations: (i) Kentucky Secretary of State, (ii) Missouri Secretary of State and
         (iii) County Recorder of St. Francois and Cape Girardeau, Missouri

28.      RES-CARE AVIATION, INC.
         State of incorporation: Kentucky
         Location of principal office and records:  10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: N/A
         Locations of operations: Kentucky
         Qualified to do business in: N/A
         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: N/A
         UCC Filing Locations:  Clerk of Jefferson County, Kentucky

29.      COMMUNICATIONS NETWORK CONSULTANTS, INC.
         State of incorporation: Rhode Island
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: N/A
         Locations of operations: Yancey, Mitchell, Madison, Buncombe, Jackson, Haywood,
                Transylvania, Henderson, Ashe, Alleghany, Watauga, Wilkes, Avery, Burke,
         Caldwell, McDowell, Alexander, Cleveland, Rutherford, Polk, Catawba, Surrey, Yadkin, Iredell,
         Foryth, Stokes, Davie, Rowan, Cabarrus, Stanley, Union, Mecklenburg, Guilford, Alamance,
         Caswell, Orange, Person, Chatham, Durham, Wake, Sampson, Duplin, Nash, Edgecombe, Wayne,
         Pender, New Hanover and Brunswick Counties, North Carolina
         Qualified to do business in: North Carolina
         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: N/A
         UCC Filing Locations: (i) Kentucky Secretary of State, (ii) Rhode Island Secretary of State (iii) North Carolina
         Secretary of State

30.      THE ACADEMY FOR INDIVIDUAL EXCELLENCE, INC.
         State of incorporation: Delaware
         Location of principal office and records:  10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Qualified
         Locations of operations: Kentucky
         Qualified to do business in: No other state


         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: N/A
         UCC Filing Locations: (i) Clerk of Jefferson County, Kentucky and (ii) Delaware Secretary
         of State

31.      RES-CARE OTHER OPTIONS, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road
         Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations: (i) Montgomery and Philadelphia Counties, Pennsylvania, (ii) Durham,
         Davidson, Orange, Person, Chatam, Wake Cumberland, Forsyth and Stokes Counties, North Carolina,
         (iii) Oregon Secretary of State
         Qualified to do business in: (i) Oregon, (ii) North Carolina, (iii) Pennsylvania and (iv)
                Maryland.
         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: N/A
         UCC Filing Locations: (i) Kentucky Secretary of State, (ii) Delaware Secretary of State, (iii)
         Secretary of the Commonwealth of Pennsylvania, (iv) Prothonotary of Montgomery and Philadelphia
         Counties, Pennsylvania, (v) North Carolina Secretary of State and (vi) Oregon Secretary of State


THE FOLLOWING ARE NEW BORROWERS JOINING IN THE LOAN DOCUMENTS EFFECTIVE WITH THE
THIRD AMENDMENT TO LOAN DOCUMENTS.

32.      SOUTHERN HOME CARE SERVICES, INC.
         State of incorporation: Georgia
         Location of principal office and records:  10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations: (i) Georgia and (ii) South Carolina
         Qualified to do business in (other than state of incorporation): South Carolina
         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: L. Miller Management, Eldercare
         UCC filing locations: (i) Kentucky Secretary of State, (ii) Clerk of the Superior Court of Fulton
         County Georgia, (iii) South Carolina Secretary of State

33.      GENERAL HEALTH CORPORATION
         State of incorporation: Arizona
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations: Arizona
         Qualified to do business in (other than state of incorporation): None
         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: Arizona Youth Associates, Inc.
         UCC Filing Locations: (i) Kentucky Secretary of State, (ii) Arizona Secretary of State


34.      BALD EAGLE ENTERPRISES, INC.
         State of incorporation: Missouri
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations: Missouri
         Qualified to do business in (other than state of incorporation): None
         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: N/A
         UCC filing locations: (i) Kentucky Secretary of State and (ii) Missouri Secretary of State

35.      BRINKLEY GROUP HOMES, INC.
         State of incorporation: Missouri
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations: Sullivan County, Missouri
         Qualified to do business in (other than state of incorporation): None
         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: N/A
         UCC filing locations: (i) Kentucky Secretary of State, (ii) Missouri Secretary of State and (iii)
         Clerk of Sullivan County, Missouri

36.      CREATIVE NETWORKS, LLC
         State of formation: Arizona
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations: Arizona
         Qualified to do business in (other than state of incorporation): None
         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: N/A
         UCC filing locations: (i) Kentucky Secretary of State, (ii) Arizona Secretary of State

37.      NORMAL LIFE, INC.
         State of incorporation: Kentucky
         Location of principal office and records:  10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: N/A, Kentucky corporation
         Locations of operations: KY
         Qualified to do business in (other than state of incorporation): None
         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: N/A
         UCC filing location:  Clerk of Jefferson County, Kentucky

38.      NORMAL LIFE OF SOUTHERN INDIANA, INC.
         State of incorporation: Indiana
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified



         Locations of operations: (i) Vanderburgh County, Indiana and (ii) Warwick County, Indiana
         Qualified to do business in (other than state of incorporation): None
         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: Normal Life of Indiana, Inc.
         UCC filing locations: (i) Kentucky Secretary of State, (ii) Indiana Secretary of State and (iii)
         Clerk of Vanderburgh County, Indiana

39.      NORMAL LIFE OF CENTRAL INDIANA, INC.
         State of incorporation: Indiana
         Location of principal office and records:  10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations: (i)Vigo, (ii) Hamilton, (iii) Clay and (iv) Montgomery Counties,
                Indiana
         Qualified to do business in (other than state of incorporation):
         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: Normal Life of Sheridan, Inc.; Normal Life of Terre Haute, Inc. (merger)
         UCC filing locations: (i) Kentucky Secretary of State, (ii) Indiana Secretary of State, (iii) Clerk
         of Vigo County, Indiana and (iv) Clerk of Hamilton County, Indiana

40.      NORMAL LIFE OF LOUISIANA, INC.
         State of incorporation: Louisiana
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations: (i) Jefferson Parish, (ii) Orleans Parish and (iii) St. Bernard Parish,
                Louisiana
         Qualified to do business in (other than state of incorporation): None
         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: N/A
         UCC filing locations: (i) Kentucky Secretary of State and (ii) Clerk of Jefferson Parish,
         Louisiana

41.      NORMAL LIFE OF LAFAYETTE, INC.
         State of incorporation: Louisiana
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations: (i) Lafayette Parish and (ii) St. Landry Parish, Louisiana
         Qualified to do business in (other than state of incorporation): None
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:
         N/A
         UCC filing locations: (i) Kentucky Secretary of State and (ii) Clerk of Lafayette Parish, Louisiana

42.      NORMAL LIFE OF LAKE CHARLES, INC.
         State of incorporation: Louisiana
         Location of principal office and records:  10140 Linn Station Road Louisville, Kentucky



         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations: (i) Calcasieu Parish, (ii) Beauregard Parish and (iii) Vernon Parish,
                Louisiana
         Qualified to do business in (other than state of incorporation): None
         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: N/A
         UCC filing locations: (i) Kentucky Secretary of State and (ii) Clerk of Calcasieu Parish,
         Louisiana

43.      NORMAL LIFE OF FLORIDA, INC.
         State of incorporation: Florida
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations: (i) Pinellas and (ii) Hillsborough Counties, Florida
         Qualified to do business in (other than state of incorporation): None
         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: N/A
         UCC filing locations: (i) Kentucky Secretary of State, (ii) Florida Secretary of State,
         (iii) Clerk of Pinellas County, Florida and  (iv) Clerk of Hillsborough County, Florida

44.      NORMAL LIFE OF KENTUCKY, INC.
         State of incorporation: Kentucky
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: N/A, Kentucky corporation
         Locations of operations: Jefferson County, Kentucky
         Qualified to do business in (other than state of incorporation): None
         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: N/A
         UCC filing locations: (i) Jefferson County, Kentucky

45.      NORMAL LIFE OF NORTH TEXAS, INC.
         State of incorporation: Texas
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations: (i) Cameron, (ii) Val Verde, (iii) Tarrant, (iv) Collin, (v) Walde,
                (vi) Medina, (vii) El Paso, (viii) Bell, (ix) Navarro and (x) Dallas Counties, Texas.
         Qualified to do business in (other than state of incorporation): None
         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: N/A
         UCC filing locations: (i) Kentucky Secretary of State and (ii) Texas Secretary of State

46.      NORMAL LIFE OF NEW MEXICO, INC.
         State of incorporation: New Mexico
         Location of principal office and records:  10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified


         Locations of operations:  None
         Qualified to do business in (other than state of incorporation): None
         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: N/A
         UCC filing locations: (i) Kentucky Secretary of State and (ii) New Mexico Secretary of State

47.      NORMAL LIFE OF TENNESSEE, INC.
         State of incorporation: Tennessee
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations: None
         Qualified to do business in (other than state of incorporation): None
         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: N/A
         UCC filing locations: (i) Kentucky Secretary of State and (ii) Tennessee Secretary of State

48.      CAREERS IN PROGRESS, INC.
         State of incorporation: Louisiana
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations: Jefferson Parish, Louisiana
         Qualified to do business in (other than state of incorporation): None

         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: N/A

         UCC filing locations: (i) Kentucky Secretary of State and (ii) Clerk of Jefferson Parish, Louisiana

49.      NORMAL LIFE FAMILY SERVICES, INC.
         State of incorporation: Louisiana
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations: Jefferson Parish, Louisiana
         Qualified to do business in (other than state of incorporation): None
         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: N/A
         UCC filing locations: (i) Kentucky Secretary of State and (ii) Clerk of Jefferson Parish, Louisiana

50.      NORMAL LIFE OF INDIANA, a general partnership
         State of formation: Indiana
         Location of principal office and records:  10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations: (i) Vanderburgh, (ii) Vigo, (iii) Hamilton,  (iv) Warrick,  (v) Clay
         and  (vi) Montgomery Counties, Indiana.
         Qualified to do business in (other than state of incorporation): None


         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: N/A
         UCC filing locations: (i) Kentucky Secretary of State, (ii) Indiana Secretary of State, (iii) Clerk
         of Vanderburgh County, Indiana, (iv) Clerk of Vigo County, Indiana and (v) Clerk of Hamilton County,
         Indiana

51.      NORMAL LIFE OF CALIFORNIA, INC.
         State of incorporation: California
         Location of principal office and records:  10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations: (i) San Louis Obispo and (ii) Ventura Counties, California.
         Qualified to do business in (other than state of incorporation): None
         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: N/A
         UCC filing locations: (i) Kentucky Secretary of State and (ii) California Secretary of State

52.      NORMAL LIFE OF GEORGIA, INC.
         State of incorporation: Georgia
         Location of principal office and records:  10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations: (i) Fulton, (ii) Loundes, (iii) DeKalb, (iv) Gwinett, (v) Douglas and
                (vi) Forsyth Counties, Georgia.
         Qualified to do business in (other than state of incorporation): None
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:
         UCC filing locations: (i) Kentucky Secretary of State and (ii) Clerk of Superior Court of
         Fulton  County, Georgia

53.      NORMAL LIFE MANAGEMENT, INC.
         State of incorporation: Kentucky
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: N/A, Kentucky corporation
         Locations of operations: None
         Qualified to do business in (other than state of incorporation): None
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:
         UCC filing locations: Jefferson County, Kentucky

54.      NL OF DELAWARE, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Location of Operations: Delaware
         Qualified to do business in (other than state of incorporation): None


         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years:
         UCC filing locations: (i) Kentucky Secretary of State and (ii) Delaware Secretary of State

55.      NORMAL LIFE OF OHIO, INC.
         State of incorporation: Ohio
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations: None
         Qualified to do business in (other than state of incorporation): None
         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: N/A
         UCC filing locations: (i) Kentucky Secretary of State, (ii) Ohio Secretary of State and
         (iii) Clerk of Cuyahoga County, Ohio

56.      BOLIVAR DEVELOPMENTAL TRAINING CENTER, INC.
         State of incorporation: Missouri
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations: Polk County, Missouri
         Qualified to do business in (other than state of incorporation): None
         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: N/A
         UCC filing locations: (i) Kentucky Secretary of State, (ii) Missouri Secretary of State and
         (iii) Clerk of Polk County, Missouri

57.      HYDESBURG ESTATES, INC.
         State of incorporation: Missouri
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations: Marion County, Missouri
         Qualified to do business in (other than state of incorporation): None
         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: N/A
         UCC filing locations: (i) Kentucky Secretary of State, (ii) Missouri Secretary of State, and
         (iii) Clerk of Marion County, Missouri

58.      OAKWOOD SUITES OF BOLIVAR, INC.
         State of incorporation: Missouri
         Location of principal office and records: 10140 Linn Station Road
         Louisville, Kentucky Qualified/not qualified to do business in
         Kentucky: Not qualified Locations of operations: Marion County,
         Missouri Qualified to do business in (other than state of incorporation): None Any name, other than name of Corporation, used for conducting business in the last five (5) years:
         N/A


         UCC filing locations: (i) Kentucky Secretary of State, (ii) Missouri Secretary of State and
         (iii) Clerk of Marion County, Missouri

59.      WILLARD ESTATES, INC.
         State of incorporation: Missouri
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations: Greene County, Missouri
         Qualified to do business in (other than state of incorporation): None
         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: N/A
         UCC filing locations: (i) Kentucky Secretary of State, (ii) Missouri Secretary of State, and
         (iii) Clerk of Greene County, Missouri

60.      BOLIVAR ESTATES, INC.
         State of incorporation: Missouri
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations: Polk County, Missouri
         Qualified to do business in (other than state of incorporation): None
         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: N/A
         UCC filing locations: (i) Kentucky Secretary of State, (ii) Missouri Secretary of State and
         (iii) Clerk of Polk County, Missouri

61.      SKYVIEW ESTATES, INC.
         State of incorporation: Missouri
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations: Marion County, Missouri
         Qualified to do business in (other than state of incorporation): None
         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: N/A
         UCC filing locations: (i) Kentucky Secretary of State, (ii) Missouri Secretary of State and
         (iii) Clerk of Marion County, Missouri

62.      RIVER BLUFF ESTATES, INC.
         State of incorporation: Missouri
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations: Polk County, Missouri
         Qualified to do business in (other than state of incorporation): None
         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: N/A


         UCC filing locations: (i) Kentucky Secretary of State, (ii) Missouri Secretary of State and
         (iii) Clerk of Polk County, Missouri

63.      MEADOW LANE ESTATES, INC.
         State of incorporation: Missouri
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations: Adair County, Missouri
         Qualified to do business in (other than state of incorporation): None
         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: N/A
         UCC filing locations: (i) Kentucky Secretary of State; (ii) Missouri Secretary of State; and
         (iii) Clerk of Adair County, Missouri

64.      EBENEZER ESTATES, INC.
         State of incorporation: Missouri
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations: Greene County, Missouri
         Qualified to do business in (other than state of incorporation): None
         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: N/A
         UCC filing locations: (i) Kentucky Secretary of State, (ii) Missouri Secretary of State and
         (iii) Clerk of Greene County, Missouri

65.      HILLSIDE ESTATES, INC.
         State of incorporation: Missouri
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations: Polk County, Missouri
         Qualified to do business in (other than state of incorporation): None
         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: N/A
         UCC filing locations: (i) Kentucky Secretary of State, (ii) Missouri Secretary of State and
         (iii) Clerk of Polk County, Missouri

66.      PEBBLE CREEK ESTATES, INC.
         State of incorporation: Missouri
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations: Polk County, Missouri
         Qualified to do business in (other than state of incorporation): None
         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: N/A


         UCC filing locations: (i) Kentucky Secretary of State, (ii) Missouri Secretary of State and
         (iii) Clerk of Polk County, Missouri

67.      FORT MASON ESTATES, INC.
         State of incorporation: Missouri
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations: Ralls County, Missouri
         Qualified to do business in (other than state of incorporation): None
         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: N/A
         UCC filing locations: (i) Kentucky Secretary of State, (ii) Missouri Secretary of State and
         (iii) Clerk of Ralls County, Missouri

68.      SHA-REE ESTATES, INC.
         State of incorporation: Missouri
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations: Polk County, Missouri
         Qualified to do business in (other than state of incorporation): None
         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: N/A
         UCC filing locations: (i) Kentucky Secretary of State, (ii) Missouri Secretary of State and
         (iii) Clerk of Polk County, Missouri

69.      BAKER MANAGEMENT, INC.
         State of incorporation: Missouri
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations: Polk County, Missouri
         Qualified to do business in (other than state of incorporation): None
         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: N/A
         UCC filing locations: (i) Kentucky Secretary of State; (ii) Missouri Secretary of State; and
         (iii) Clerk of Polk County, Missouri

70.      MISSOURI PROGRESSIVE SERVICES, INC.
         State of incorporation: Missouri
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations: Polk County, Missouri
         Qualified to do business in (other than state of incorporation): None Any name, other than name of
         Corporation, used for conducting business in the last five (5)
         years: N/A


         UCC filing locations: (i) Kentucky Secretary of State; (ii) Missouri Secretary of State; and
         (iii) Clerk of Polk County, Missouri

71.      OAKVIEW ESTATES OF BOLIVAR, INC.
         State of incorporation: Missouri
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky:
         Not qualified Locations of operations: Polk County, Missouri
         Qualified to do business in (other than state of incorporation): None
         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: N/A
         UCC filing locations: (i) Kentucky Secretary of State, (ii) Missouri Secretary of State and
         (iii) Clerk of Polk County, Missouri

72.      UPWARD BOUND, INC.
         State of incorporation: Missouri
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations: Marion County, Missouri
         Qualified to do business in (other than state of incorporation): None
         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: N/A
         UCC filing locations: (i) Kentucky Secretary of State, (ii) Missouri Secretary of State and
         (iii) Clerk of Marion County, Missouri

73.      INDIVIDUALIZED SUPPORTED LIVING, INC.
         State of incorporation: Missouri
         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations: Marion, Adair, Polk and Greene County, Missouri
         Qualified to do business in (other than state of incorporation): None
         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: N/A
         UCC filing locations: (i) Kentucky Secretary of State, (ii) Missouri Secretary of State and (iii)
         Clerk of Marion County, Missouri

THE FOLLOWING (#74-75) ARE BORROWERS THAT JOINED IN THE LOAN DOCUMENTS EFFECTIVE WITH THE 1998 AMENDED AND RESTATED LOAN AGREEMENT (6/30/98):

74.      RES-CARE WASHINGTON, INC.
         State of incorporation: Washington
         Location of principal office and records:  10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations:
         Qualified to do business in (other than state of incorporation): None
         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: N/A
         UCC filing locations: (i) Kentucky Secretary of State and (ii) Washington Secretary of State

75.      RES-CARE ALABAMA, INC.
         State of incorporation: Alabama
         Location of principal office and records:  10140 Linn Station Road Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations:
         Qualified to do business in (other than state of incorporation): None
         Any name, other than name of Corporation, used for conducting business in the last five (5)
         years: N/A
         UCC filing locations: (i) Kentucky Secretary of State and (ii) Alabama Secretary of State

THE FOLLOWING ARE CONSOLIDATED SUBSIDIARIES THAT ARE NOT BORROWERS.

1.       Biscayne Bay Transitional Living Center Limited Partnership

2.       Community Alternatives Illinois, Inc.

3.       Premier Rehabilitation Centers of Florida, Inc.

4.       Alternative Choices, Inc.

5.       The following subsidiaries of ALTERNATIVE YOUTH SERVICES, INC. (#24)

--------------------------------------------------------------------------------

Academy for Individual Excellence             Arizona Youth Associates
3101 Bluebird Lane                            1825 E. Northern Ave., Ste. 100
Louisville, KY 40299                          Phoenix, AZ 85020
--------------------------------------------------------------------------------

Ashland S.A.F.E.                              Bowling Green S.A.F.E.
1926 Carter Avenue, Ste. 300                  2530 Scottsville Road., Ste. 1
Ashland, KY 41105                             Bowling Green, KY 42104
--------------------------------------------------------------------------------

Community Youth Serv-Radcliff                 Community Youth Services-Mayfield
195 Lincoln Trail                             1415 State Rt. 45N

--------------------------------------------------------------------------------
Radcliff, KY 40106                            Mayfield, KY 42066
                                              Georgia Center for Youth
                                              Route 2 Goose Hollow Road
                                              P. O. Box 966
                                              Reynolds, GA 31076
--------------------------------------------------------------------------------

Magnolia Academy                              New Summit School
2513 B. Kerr Road                             1220 East Northside Drive
Columbia, TN 38401                            Jackson, MS 39236
--------------------------------------------------------------------------------

Ohio S.A.F.E.                                 Richmond S.A.F.E.
1130 County Rod., #18                         210 Saint George St., Ste. 207
P. O. Box 9                                   Richmond, KY 40475
South Pointe, OH 45680
--------------------------------------------------------------------------------

                                  SCHEDULE 8.4
                                  ------------


        SCHEDULE OF EXISTING LIENS NOT OTHERWISE DESCRIBED IN SECTION 8.4

1. UCC-1 from Res-Care, Inc., as Debtor, in favor of Orix Credit Alliance, Inc., filed in Jefferson County, Kentucky, #96-00851.

2.

                                LIST OF EXHIBITS
                                ----------------


1.      Exhibit A:     Form  of  Amended  and  Restated Revolving Credit Notes
                       and Revolving Credit Notes

2.                     Exhibit B: Form of Revolving Credit Notes (Revolving
                       Credit Facility B)

3.      Exhibit C:     Swing Line Note

4.      Exhibit  D:    Notice of Conversion/Continuation

6.      Exhibit  E:    Request For Revolving Credit Loan

7.      Exhibit  F:    Request for Swing Line Loan

8.      Exhibit  G:    Compliance Certificate

9.      Exhibit  H:    Assignment Agreement

10.     Exhibit  I:    Confidentiality Agreement

11.     Exhibit  J:    Amended and Restated Stock Pledge Agreement (Res-Care)

12.     Exhibit  K:    Form of Security Agreement

13.     Exhibit  L:    Form of UCC-1 Financing Statement

14.     Exhibit  M:    Form of Assumption Agreement

13.     Exhibit  N:    Form of Amendment to Stock Pledge Agreement

14.     Exhibit  O:    Form of Stock Pledge Agreement (Shares in
                       Non-Consolidated Persons)

15.     Exhibit  P:    Form of Borrower Counsel Opinion

16.     Exhibit Q:     Application and Agreement for Letter of Credit

                                   EXHIBIT A-1
                                   -----------

         FORM OF [AMENDED AND RESTATED] REVOLVING CREDIT PROMISSORY NOTE
                           REVOLVING CREDIT FACILITY A

$_________                                                    December 23, 1996
                                                    Restated  as  of  June  30,
1998

        FOR VALUE RECEIVED, RES-CARE, INC., and the other Borrowers identified on Schedule II attached hereto and incorporated herein by this reference (each a "Maker" and, collectively, the "Makers"), jointly and severally promise to pay to the order of [BANK], a __________ (the "Payee"), on or before the Revolving Credit Facility A Termination Date (as defined in the Loan Agreement defined below), the lesser of (y) ___________ Dollars ($___________), and (z) the unpaid aggregate principal amount of all advances made by the Payee to the Makers as Revolving Credit Loans under Revolving Credit Facility A pursuant to the Loan Agreement referred to below.

        The Makers also promise to pay interest on the unpaid principal amount hereof until paid at the rates, at the times and from the dates which shall be determined in accordance with the provisions of that certain Loan Agreement dated as of December 23, 1996, as amended and restated by the 1998 Amended and Restated Loan Agreement dated as of June 30, 1998, as amended (together with all future amendments, modifications, supplements and/or restatements thereof, the "Loan Agreement"; capitalized terms used herein without definition shall have the meanings assigned those terms in the Loan Agreement), entered into by and among the Makers, the Banks party thereto (referred to herein individually as a "Bank" and collectively as the "Banks"), and PNC Bank, National Association, as Administrative Bank.

        This Note is one of the Makers' "Revolving Credit Notes" and is issued pursuant to and is entitled to the benefits of the Loan Agreement to which reference is hereby made for a more complete statement of the terms and conditions under which the Revolving Credit Loans evidenced hereby were or are made and are to be repaid.

        All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the office of the Administrative Bank located at 500 West Jefferson Street, Louisville, Kentucky, or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Loan Agreement. Until notified in writing of the transfer of this Note, the Makers and the Administrative Bank shall be entitled to deem the Payee or such person who has been so identified by the transferor in writing to the Makers and the Administrative Bank as the holder of this Note, as the owner and holder of this Note. Each of the Payee and any subsequent holder of this Note agrees that before disposing of this Note or any part hereof it will make a notation hereon or in its records of all principal payments previously made hereunder and of the date to which interest herein has been paid; PROVIDED, HOWEVER, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligation of the Makers hereunder with respect to payments of principal or interest on this Note.

        Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note; PROVIDED, HOWEVER, that if the day on which any payment relating to a Euro-Rate Loan is due is not a Business Day but is a day of the month after which no further Business Day occurs in such month, then the due date thereof shall be the next preceding Business Day.

        This Note is subject to prepayment at the option of the Makers as provided in Section 2.4 of the Loan Agreement.

        This Note is secured by the Stock Pledge Agreement and the Security Agreements.

        This Note is subject to restriction on transfer or assignment as provided in Section 12 of the Loan Agreement.

        THE LOAN AGREEMENT AND THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE COMMONWEALTH OF KENTUCKY, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

        Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

        The terms of this Note are subject to amendment only in the manner provided in the Loan Agreement.

        No reference herein to the Loan Agreement and no provision of this Note or the Loan Agreement shall alter or impair the obligation of the Makers, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

        The Makers promise to pay all reasonable costs and expenses, including reasonable fees and expenses of counsel, as provided in Section 10.4 of the Loan Agreement. The Makers hereby consent to all renewals and extensions of time at or after the maturity hereof, without notice, and hereby waives diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.


                                     A-1-3

        [This Note is delivered in amendment and restatement of, but not in novation of, that Note of the Makers in the original amount of $25,000,000 dated December 23, 1996, as subsequently amended and restated.]

        This Note may be executed in one or more counterparts by the parties hereto. Each Maker of this Note has taken written action, corporate or otherwise, to approve the execution and delivery of this Note and has duly authorized an officer or representative (an "Authorized Officer") to execute and deliver this Note for and on behalf of such Maker. In many cases, a common Person has been authorized by multiple Makers that are Consolidated Subsidiaries of Res-Care, Inc. to execute and deliver this Note on behalf of each such Maker. As a result, and for purposes of convenience, this Note bears signature blocks wherein such Person may execute this Note by a single signature on behalf of all Makers identified above such signature block. In each such case, each Maker specifically identified in such signature block represents to the Banks that it has authorized the Authorized Officer executing such signature block to do so as representative of, and on behalf of such Maker, with present intention to authenticate the writing, and each such Maker further represents and agrees that by such execution it intends that this Note become a binding agreement of such Maker, enforceable in accordance with its terms.

                                     A-1-4

IN WITNESS WHEREOF, the Makers have caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and the place first above written.

                                             RES-CARE, INC.
                                             (a "Maker")


                                             ---------------------------
                                             By:  Authorized Officer


                                     A-1-5

COMMUNITY ALTERNATIVES INDIANA, INC.
COMMUNITY ALTERNATIVES NEBRASKA, INC.
COMMUNITY ADVANTAGE, INC.
TEXAS HOME MANAGEMENT, INC.
CAPITAL TX INVESTMENTS, INC.
THM HOMES, INC.
RSCR TEXAS, INC.
RES-CARE NEW MEXICO, INC.
RES-CARE OHIO, INC.
COMMUNITY ALTERNATIVES OF TEXAS, INC.
CATX PROPERTIES, INC.
RES-CARE CALIFORNIA, INC.
RES-CARE FLORIDA, INC.
RSCR CALIFORNIA, INC.
RES-CARE KANSAS, INC.
RES-CARE ILLINOIS, INC.
RES-CARE OKLAHOMA, INC.
RES-CARE TENNESSEE, INC.
RES-CARE TRAINING TECHNOLOGIES, INC.
YOUTHTRACK, INC.
RES-CARE PREMIER, INC.
RES-CARE NEW JERSEY, INC.
COMMUNITY ALTERNATIVES KENTUCKY, INC.
ALTERNATIVE YOUTH SERVICES, INC.
COMMUNITY ALTERNATIVES TEXAS
     PARTNER, INC.
RSCR WEST VIRGINIA, INC.
COMMUNITY ALTERNATIVES MISSOURI, INC.
     f/k/a RAIMENT, INC.
RES-CARE AVIATION, INC.
COMMUNICATIONS NETWORK CONSULTANTS,
     INC.
THE ACADEMY FOR INDIVIDUAL
EXCELLENCE,
     INC.
RES-CARE OTHER OPTIONS, INC.
SOUTHERN  HOME CARE SERVICES, INC.
GENERAL HEALTH CORPORATION d/b/a
Arizona
     Youth Associates, Inc.
BALD EAGLE ENTERPRISES, INC.
BRINKLEY GROUP HOMES, INC.
NORMAL LIFE, INC.
NORMAL LIFE OF SOUTHERN INDIANA, INC.
NORMAL LIFE OF CENTRAL INDIANA, INC.

                                     A-1-6

NORMAL LIFE OF LOUISIANA, INC.
NORMAL LIFE OF LAFAYETTE, INC.
NORMAL LIFE OF LAKE CHARLES, INC.
NORMAL LIFE OF FLORIDA, INC.
NORMAL LIFE OF KENTUCKY, INC.
NORMAL LIFE OF NORTH TEXAS, INC.
NORMAL LIFE OF NEW MEXICO, INC.
NORMAL LIFE OF TENNESSEE, INC.
CAREERS IN PROGRESS, INC.
NORMAL LIFE FAMILY SERVICES, INC.
NORMAL LIFE OF CALIFORNIA, INC.
NORMAL LIFE OF GEORGIA, INC.
NORMAL LIFE MANAGEMENT, INC.
NL DELAWARE, INC.
NORMAL LIFE OF OHIO, INC.
BOLIVAR DEVELOPMENT TRAINING CENTER,
     INC.
HYDESBURG ESTATES, INC.
OAK WOOD SUITES OF BOLIVAR, INC.
WILLARD ESTATES, INC.
BOLIVAR ESTATES, INC.
SKYVIEW ESTATES, INC.
RIVER BLUFF ESTATES, INC.
MEADOW LANE ESTATES, INC.
EBENEZER ESTATES, INC.
HILLSIDE ESTATES, INC.
PEBBLE CREEK ESTATES, INC.
FORT MASON ESTATES, INC.
SHA-REE ESTATES, INC.
BAKER MANAGEMENT, INC.
MISSOURI PROGRESSIVE SERVICES, INC.
OAKVIEW ESTATES OF BOLIVAR, INC.
UPWARD BOUND, INC.
INDIVIDUALIZED SUPPORTED LIVING, INC.
RES-CARE WASHINGTON, INC.
RES-CARE ALABAMA, INC.
(each a "Maker")


--------------------------------------
By:  Authorized Officer
Name: Ralph G. Gronefeld
Assistant Treasurer of each Maker

                                     A-1-7
listed above beginning with
Community  Alternatives  Indiana, Inc.
and  ending  with  Res-Care   Alabama,
Inc., on behalf of each such Maker


CREATIVE NETWORKS, LLC
an Arizona limited liability company
(a "Maker")

-------------------------------------
By:  Authorized Officer



NORMAL LIFE OF INDIANA
a general partnership
(a "Maker")

By: NORMAL LIFE OF SOUTHERN INDIANA, INC.
  one of its General Partners

-------------------------------------
By:  Authorized Officer


and

By: NORMAL LIFE OF CENTRAL INDIANA, INC.
  its other General Partner

-------------------------------------
By:  Authorized Officer



                                     A-1-8

                                   SCHEDULE II

                  LIST OF BORROWERS OTHER THAN RES-CARE, INC.

        1. COMMUNITY ALTERNATIVES INDIANA, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CAI").

        2. COMMUNITY ALTERNATIVES NEBRASKA, INC., a Delaware corporation, with principal office and place of business in Louisville, Kentucky ("CAN").

        3. COMMUNITY ADVANTAGE, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CA").

        4. TEXAS HOME MANAGEMENT, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("THM").

        5. CAPITAL TX INVESTMENTS, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CTXI").

        6. THM HOMES, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("THMH").

        7. RSCR TEXAS, INC., formerly THM Properties, Inc., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RSCRT").

        8. RES-CARE NEW MEXICO, INC., a Delaware corporation with principal office and place of business of Louisville, Kentucky ("RCNM").

        9. RES-CARE OHIO, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCO").

        10. COMMUNITY ALTERNATIVES OF TEXAS, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CAT").

        11. CATX PROPERTIES, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CATXP").

        12. RES-CARE CALIFORNIA, INC., d/b/a RCCA Services, a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCC").

        13. RES-CARE FLORIDA, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCF").


                                     A-1-9

     14. RSCR CALIFORNIA, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RSCRC").

     15. RES-CARE KANSAS, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCK").

     16. RES-CARE ILLINOIS, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCI").

     17. RES-CARE OKLAHOMA, INC. a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCOK").

     18. RES-CARE TENNESSEE, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky
("RCT").

     19. RES-CARE TRAINING TECHNOLOGIES, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCTT").

     20. YOUTHTRACK, INC., a Delaware corporation with principal office and place of business in Littleton, Colorado ("YT").

     21. RES-CARE PREMIER, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCP").

        22 RES-CARE NEW JERSEY, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCNJ").

        23 COMMUNITY ALTERNATIVES KENTUCKY, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CAK").

        24 ALTERNATIVE YOUTH SERVICES, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("AYS")

        25 COMMUNITY ALTERNATIVES TEXAS PARTNER, INC. (f/k/a Community Alternatives Virginia, Inc.) a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CAV").

        26 RSCR WEST VIRGINIA, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RSCRWV").

        27 COMMUNITY ALTERNATIVES MISSOURI, INC. f/k/a RAIMENT, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("R").


                                     A-1-10

     28 RES-CARE AVIATION, INC., a Kentucky corporation with principal office and place of business in Louisville, Kentucky ("RCA").

     29 COMMUNICATIONS NETWORK CONSULTANTS, INC., a Rhode Island corporation with principal office and place of business in Louisville, Kentucky ("CNC").

     30 THE ACADEMY FOR INDIVIDUAL EXCELLENCE, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("AIE").

     31 RES-CARE OTHER OPTIONS, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky
("ROO").

        32 SOUTHERN HOME CARE SERVICES, INC. d/b/a Eldercare, a Georgia corporation with principal office and place of business in Louisville, Kentucky ("SHCS").

        33. GENERAL HEALTH CORPORATION d/b/a Arizona Youth Associates, Inc., an Arizona corporation with principal office and place of business in Louisville, Kentucky ("AYA")

        34. BALD EAGLE ENTERPRISES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("BEE"). . 35. BRINKLEY GROUP HOMES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("BGH") .

        36. CREATIVE NETWORKS, LLC, an Arizona limited liability company with principal office and place of business in Louisville, Kentucky ("CN").

        37. NORMAL LIFE, INC., a Kentucky corporation with principal office and place of business in Louisville, Kentucky ("NL").

        38. NORMAL LIFE OF SOUTHERN INDIANA, INC., an Indiana corporation with principal office and place of business in Louisville, Kentucky ("NLSI").

        39. NORMAL LIFE OF CENTRAL INDIANA, INC., successor by merger of Normal Life of Terre Haute, Inc. and Normal Life of Sheridan, Inc., an Indiana corporation with principal office and place of business in Louisville, Kentucky ("NLCI").

        40. NORMAL LIFE OF LOUISIANA, INC., a Louisiana corporation with principal office and place of business in Louisville, Kentucky ("NLL").

        41. NORMAL LIFE OF LAFAYETTE, INC., a Louisiana corporation with principal office and place of business in Louisville, Kentucky ("NLLAF").

                                     A-1-11

        42. NORMAL LIFE OF LAKE CHARLES, INC., a Louisiana corporation with principal office and place of business in Louisville, Kentucky ("NLLC").

        43. NORMAL LIFE OF FLORIDA, INC., a Florida corporation with principal office and place of business in Louisville, Kentucky ("NLF").

        44. NORMAL LIFE OF KENTUCKY, INC., a Kentucky corporation with principal office and place of business in Louisville, Kentucky ("NLK").

        45. NORMAL LIFE OF NORTH TEXAS, INC., a Texas corporation with principal office and place of business in Louisville, Kentucky ("NLNT").

        46. NORMAL LIFE OF NEW MEXICO, INC., a New Mexico corporation with principal office and place of business in Louisville, Kentucky ("NLNM").

        47. NORMAL LIFE OF TENNESSEE, INC., a Tennessee corporation with principal office and place of business in Louisville, Kentucky ("NLT").

        48. CAREERS IN PROGRESS, INC., a Louisiana corporation with principal office and place of business in Louisville, Kentucky ("CP").

        49. NORMAL LIFE FAMILY SERVICES, INC. a Louisiana corporation with principal office and place of business in Louisville, Kentucky ("NLFS").

        50. NORMAL LIFE OF INDIANA, a general partnership a corporation duly organized and existing under the laws of the state of Indiana, with principal office and place of business in Louisville, Kentucky ("NLIND").

        51. NORMAL LIFE OF CALIFORNIA, INC., a California corporation with principal office and place of business in Louisville, Kentucky ("NLC").

        52. NORMAL LIFE OF GEORGIA, INC., a Georgia corporation with principal office and place of business in Louisville, Kentucky ("NLG").

        53. NORMAL LIFE MANAGEMENT, INC., a Kentucky corporation with principal office and place of business in Louisville, Kentucky ("NLM").

        54. NL DELAWARE, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("NLD").

        55. NORMAL LIFE OF OHIO, INC., an Ohio corporation with principal office and place of business in Louisville, Kentucky ("NLO").

                                     A-1-12

        56. BOLIVAR DEVELOPMENT TRAINING CENTER, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("BSTC").

        57. HYDESBURG ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("HE").

        58. OAK WOOD SUITES OF BOLIVAR, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("OWSB").

        59. WILLARD ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("WE").

        60. BOLIVAR ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("BE").

        61. SKYVIEW ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("SE").

        62. RIVER BLUFF ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("RBE").

        63. MEADOW LANE ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("MLE").

        64. EBENEZER ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("EE").

        65. HILLSIDE ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("HE").

        66. PEBBLE CREEK ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("PCE").

        67. FORT MASON ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("FME").

        68. SHA-REE ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("SRE").

        69. BAKER MANAGEMENT, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("BM").


                                     A-1-13

        70. MISSOURI PROGRESSIVE SERVICES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("MPS").

        71. OAKVIEW ESTATES OF BOLIVAR, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("OEB").

        72. UPWARD BOUND, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("UB").

        73. INDIVIDUALIZED SUPPORTED LIVING, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("ISL").

        74. RES-CARE WASHINGTON, INC., a Washington corporation with principal office and place of business in Louisville, Kentucky ("RCWASH").

        75. RES-CARE ALABAMA, INC., an Alabama corporation with principal office and place of business in Louisville, Kentucky ("RCALA").

                                     A-1-14

                                   EXHIBIT B-1
                                   -----------

                    FORM OF REVOLVING CREDIT PROMISSORY NOTE
                           REVOLVING CREDIT FACILITY B

$__________                                                     June 30, 1998

     FOR VALUE RECEIVED, RES-CARE, INC., and the other Borrowers identified on
Schedule II attached hereto and incorporated herein by this reference (each a "Maker" and, collectively, the "Makers"), jointly and severally promise to pay to the order of [BANK], a __________________ (the "Payee"), on or before the Revolving Credit Facility B Termination Date (as defined in the Loan Agreement defined below), the lesser of (y) _______________ Dollars ($_____________), and
(z) the unpaid aggregate principal amount of all advances made by the Payee to the Makers as Revolving Credit Loans under Revolving Credit Facility B pursuant to the Loan Agreement referred to below.

     The Makers also promise to pay interest on the unpaid principal amount hereof until paid at the rates, at the times and from the dates which shall be determined in accordance with the provisions of that certain Loan Agreement dated as of December 23, 1996, as amended and restated by the 1998 Amended and Restated Loan Agreement dated as of June 30, 1998, as amended (together with all future amendments, modifications, supplements and/or restatements thereof, the "Loan Agreement"; capitalized terms used herein without definition shall have the meanings assigned those terms in the Loan Agreement), entered into by and among the Makers, the Banks party thereto (referred to herein individually as a "Bank" and collectively as the "Banks"), and PNC Bank, National Association, as Administrative Bank.

     This Note is one of the Makers' "Revolving Credit Notes" and is issued pursuant to and is entitled to the benefits of the Loan Agreement to which reference is hereby made for a more complete statement of the terms and conditions under which the Revolving Credit Loans evidenced hereby were or are made and are to be repaid.

     All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the office of the Administrative Bank located at 500 West Jefferson Street, Louisville, Kentucky, or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Loan Agreement. Until notified in writing of the transfer of this Note, the Makers and the Administrative Bank shall be entitled to deem the Payee or such person who has been so identified by the transferor in writing to the Makers and the Administrative Bank as the holder of this Note, as the owner and holder of this Note. Each of the Payee and any subsequent holder of this Note agrees that before disposing of this Note or any part hereof it will make a notation hereon or in its records of all principal payments previously made hereunder and of the date to which interest herein has been paid; PROVIDED, HOWEVER, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligation of the Makers hereunder with respect to payments of principal or interest on this Note.

     Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note; PROVIDED, HOWEVER, that if the day on which any payment relating to a Euro-Rate Loan is due is not a Business Day but is a day of the month after which no further Business Day occurs in such month, then the due date thereof shall be the next preceding Business Day.

     This Note is subject to prepayment at the option of the Makers as provided in Section 2.4 of the Loan Agreement.

        This Note is secured by the Stock Pledge Agreement and the Security Agreements.

        This Note is subject to restriction on transfer or assignment as provided in Section 12 of the Loan Agreement.

        THE LOAN AGREEMENT AND THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE COMMONWEALTH OF KENTUCKY, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

        Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

     The terms of this Note are subject to amendment only in the manner provided in the Loan Agreement.

        No reference herein to the Loan Agreement and no provision of this Note or the Loan Agreement shall alter or impair the obligation of the Makers, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

        The Makers promise to pay all reasonable costs and expenses, including reasonable fees and expenses of counsel, as provided in Section 10.4 of the Loan Agreement. The Makers hereby consent to all renewals and extensions of time at or after the maturity hereof, without notice, and hereby waives diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.


B-1-2

        This Note may be executed in one or more counterparts by the parties hereto. Each Maker of this Note has taken written action, corporate or otherwise, to approve the execution and delivery of this Note and has duly authorized an officer or representative (an "Authorized Officer") to execute and deliver this Note for and on behalf of such Maker. In many cases, a common Person has been authorized by multiple Makers that are Consolidated Subsidiaries of Res-Care, Inc. to execute and deliver this Note on behalf of each such Maker. As a result, and for purposes of convenience, this Note bears signature blocks wherein such Person may execute this Note by a single signature on behalf of all Makers identified above such signature block. In each such case, each Maker specifically identified in such signature block represents to the Banks that it has authorized the Authorized Officer executing such signature block to do so as representative of, and on behalf of such Maker, with present intention to authenticate the writing, and each such Maker further represents and agrees that by such execution it intends that this Note become a binding agreement of such Maker, enforceable in accordance with its terms.

B-1-3

IN WITNESS WHEREOF, the Makers have caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and the place first above written.


                                       RES-CARE, INC.
                                       (a "Maker")


                                       -------------------------------
                                       By: Authorized Officer

B-1-4

COMMUNITY ALTERNATIVES INDIANA, INC.
COMMUNITY ALTERNATIVES NEBRASKA, INC.
COMMUNITY ADVANTAGE, INC.
TEXAS HOME MANAGEMENT, INC.
CAPITAL TX INVESTMENTS, INC.
THM HOMES, INC.
RSCR TEXAS, INC.
RES-CARE NEW MEXICO, INC.
RES-CARE OHIO, INC.
COMMUNITY ALTERNATIVES OF TEXAS, INC.
CATX PROPERTIES, INC.
RES-CARE CALIFORNIA, INC.
RES-CARE FLORIDA, INC.
RSCR CALIFORNIA, INC.
RES-CARE KANSAS, INC.
RES-CARE ILLINOIS, INC.
RES-CARE OKLAHOMA, INC.
RES-CARE TENNESSEE, INC.
RES-CARE TRAINING TECHNOLOGIES, INC.
YOUTHTRACK, INC.
RES-CARE PREMIER, INC.
RES-CARE NEW JERSEY, INC.
COMMUNITY ALTERNATIVES KENTUCKY, INC.
ALTERNATIVE YOUTH SERVICES, INC.
COMMUNITY      ALTERNATIVES      TEXAS
     PARTNERS,  INC.
RSCR WEST VIRGINIA, INC.
COMMUNITY ALTERNATIVES MISSOURI, INC.
     f/k/a RAIMENT, INC.
RES-CARE AVIATION, INC.
COMMUNICATIONS NETWORK CONSULTANTS,
     INC.
THE ACADEMY FOR INDIVIDUAL
EXCELLENCE,
     INC.
RES-CARE OTHER OPTIONS, INC.
SOUTHERN  HOME CARE SERVICES, INC.
GENERAL HEALTH CORPORATION d/b/a
Arizona
     Youth Associates, Inc.
BALD EAGLE ENTERPRISES, INC.
BRINKLEY GROUP HOMES, INC.
NORMAL LIFE, INC.
NORMAL LIFE OF SOUTHERN INDIANA, INC.
NORMAL LIFE OF CENTRAL INDIANA, INC.

                                     B-1-5

NORMAL LIFE OF LOUISIANA, INC.
NORMAL LIFE OF LAFAYETTE, INC.
NORMAL LIFE OF LAKE CHARLES, INC.
NORMAL LIFE OF FLORIDA, INC.
NORMAL LIFE OF KENTUCKY, INC.
NORMAL LIFE OF NORTH TEXAS, INC.
NORMAL LIFE OF NEW MEXICO, INC.
NORMAL LIFE OF TENNESSEE, INC.
CAREERS IN PROGRESS, INC.
NORMAL LIFE FAMILY SERVICES, INC.
NORMAL LIFE OF CALIFORNIA, INC.
NORMAL LIFE OF GEORGIA, INC.
NORMAL LIFE MANAGEMENT, INC.
NL DELAWARE, INC.
NORMAL LIFE OF OHIO, INC.
BOLIVAR DEVELOPMENT TRAINING CENTER,
     INC.
HYDESBURG ESTATES, INC.
OAK WOOD SUITES OF BOLIVAR, INC.
WILLARD ESTATES, INC.
BOLIVAR ESTATES, INC.
SKYVIEW ESTATES, INC.
RIVER BLUFF ESTATES, INC.
MEADOW LANE ESTATES, INC.
EBENEZER ESTATES, INC.
HILLSIDE ESTATES, INC.
PEBBLE CREEK ESTATES, INC.
FORT MASON ESTATES, INC.
SHA-REE ESTATES, INC.
BAKER MANAGEMENT, INC.
MISSOURI PROGRESSIVE SERVICES, INC.
OAKVIEW ESTATES OF BOLIVAR, INC.
UPWARD BOUND, INC.
INDIVIDUALIZED SUPPORTED LIVING, INC.
RES-CARE WASHINGTON, INC.
RES-CARE ALABAMA, INC.
(each a "Maker")


-------------------------------------
By:  Authorized Officer
Name: Ralph G. Gronefeld
Assistant Treasurer of each Maker

B-1-6
listed above beginning with
Community  Alternatives  Indiana, Inc.
and ending with Res-Care Alabama,
Inc., on behalf of each such Maker


CREATIVE NETWORKS, LLC
an Arizona limited liability company
(a "Maker")

-----------------------------------
By:  Authorized Officer



NORMAL LIFE OF INDIANA
a general partnership
(a "Maker")

By: NORMAL LIFE OF SOUTHERN INDIANA, INC.
  one of its General Partners

-----------------------------------
By:  Authorized Officer

and

By: NORMAL LIFE OF CENTRAL INDIANA, INC.
  its other General Partner

-----------------------------------
By:  Authorized Officer



                                     B-1-7

                                   SCHEDULE II

                          LIST OF BORROWERS OTHER THAN
                                 RES-CARE, INC.

        1. COMMUNITY ALTERNATIVES INDIANA, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CAI").

        2. COMMUNITY ALTERNATIVES NEBRASKA, INC., a Delaware corporation, with principal office and place of business in Louisville, Kentucky ("CAN").

        3. COMMUNITY ADVANTAGE, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CA").

        4. TEXAS HOME MANAGEMENT, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("THM").

        5. CAPITAL TX INVESTMENTS, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CTXI").

        6. THM HOMES, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("THMH").

        7. RSCR TEXAS, INC., formerly THM Properties, Inc., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RSCRT").

        8. RES-CARE NEW MEXICO, INC., a Delaware corporation with principal office and place of business of Louisville, Kentucky ("RCNM").

        9. RES-CARE OHIO, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCO").

        10. COMMUNITY ALTERNATIVES OF TEXAS, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CAT").

        11. CATX PROPERTIES, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CATXP").

        12. RES-CARE CALIFORNIA, INC., d/b/a RCCA Services, a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCC").

        13. RES-CARE FLORIDA, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCF").


B-1-8

     14. RSCR CALIFORNIA, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RSCRC").

     15. RES-CARE KANSAS, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCK").

     16. RES-CARE ILLINOIS, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCI").

     17. RES-CARE OKLAHOMA, INC. a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCOK").

     18. RES-CARE TENNESSEE, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky
("RCT").

     19. RES-CARE TRAINING TECHNOLOGIES, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCTT").

     20. YOUTHTRACK, INC., a Delaware corporation with principal office and place of business in Littleton, Colorado ("YT").

     21. RES-CARE PREMIER, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCP").

        22 RES-CARE NEW JERSEY, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCNJ").

        23 COMMUNITY ALTERNATIVES KENTUCKY, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CAK").

        24 ALTERNATIVE YOUTH SERVICES, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("AYS")

        25 COMMUNITY ALTERNATIVES TEXAS PARTNER, INC., (f/k/a Community Alternatives Virginia, Inc.), a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CAV").

        26 RSCR WEST VIRGINIA, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RSCRWV").

        27 COMMUNITY ALTERNATIVES MISSOURI, INC. f/k/a RAIMENT, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("R").


B-1-9

     28 RES-CARE AVIATION, INC., a Kentucky corporation with principal office and place of business in Louisville, Kentucky ("RCA").

     29 COMMUNICATIONS NETWORK CONSULTANTS, INC., a Rhode Island corporation with principal office and place of business in Louisville, Kentucky ("CNC").

     30 THE ACADEMY FOR INDIVIDUAL EXCELLENCE, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("AIE").

     31 RES-CARE OTHER OPTIONS, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky
("ROO").

        32 SOUTHERN HOME CARE SERVICES, INC. d/b/a Eldercare, a Georgia corporation with principal office and place of business in Louisville, Kentucky ("SHCS").

        33. GENERAL HEALTH CORPORATION d/b/a Arizona Youth Associates, Inc., an Arizona corporation with principal office and place of business in Louisville, Kentucky ("AYA")

        34. BALD EAGLE ENTERPRISES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("BEE"). . 35. BRINKLEY GROUP HOMES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("BGH") .

        36. CREATIVE NETWORKS, LLC, an Arizona limited liability company with principal office and place of business in Louisville, Kentucky ("CN").

        37. NORMAL LIFE, INC., a Kentucky corporation with principal office and place of business in Louisville, Kentucky ("NL").

        38. NORMAL LIFE OF SOUTHERN INDIANA, INC., an Indiana corporation with principal office and place of business in Louisville, Kentucky ("NLSI").

        39. NORMAL LIFE OF CENTRAL INDIANA, INC., successor by merger of Normal Life of Terre Haute, Inc. and Normal Life of Sheridan, Inc., an Indiana corporation with principal office and place of business in Louisville, Kentucky ("NLCI").

        40. NORMAL LIFE OF LOUISIANA, INC., a Louisiana corporation with principal office and place of business in Louisville, Kentucky ("NLL").

        41. NORMAL LIFE OF LAFAYETTE, INC., a Louisiana corporation with principal office and place of business in Louisville, Kentucky ("NLLAF").

B-1-10

        42. NORMAL LIFE OF LAKE CHARLES, INC., a Louisiana corporation with principal office and place of business in Louisville, Kentucky ("NLLC").

        43. NORMAL LIFE OF FLORIDA, INC., a Florida corporation with principal office and place of business in Louisville, Kentucky ("NLF").

        44. NORMAL LIFE OF KENTUCKY, INC., a Kentucky corporation with principal office and place of business in Louisville, Kentucky ("NLK").

        45. NORMAL LIFE OF NORTH TEXAS, INC., a Texas corporation with principal office and place of business in Louisville, Kentucky ("NLNT").

        46. NORMAL LIFE OF NEW MEXICO, INC., a New Mexico corporation with principal office and place of business in Louisville, Kentucky ("NLNM").

        47. NORMAL LIFE OF TENNESSEE, INC., a Tennessee corporation with principal office and place of business in Louisville, Kentucky ("NLT").

        48. CAREERS IN PROGRESS, INC., a Louisiana corporation with principal office and place of business in Louisville, Kentucky ("CP").

        49. NORMAL LIFE FAMILY SERVICES, INC. a Louisiana corporation with principal office and place of business in Louisville, Kentucky ("NLFS").

        50. NORMAL LIFE OF INDIANA, a general partnership a corporation duly organized and existing under the laws of the state of Indiana, with principal office and place of business in Louisville, Kentucky ("NLIND").

        51. NORMAL LIFE OF CALIFORNIA, INC., a California corporation with principal office and place of business in Louisville, Kentucky ("NLC").

        52. NORMAL LIFE OF GEORGIA, INC., a Georgia corporation with principal office and place of business in Louisville, Kentucky ("NLG").

        53. NORMAL LIFE MANAGEMENT, INC., a Kentucky corporation with principal office and place of business in Louisville, Kentucky ("NLM").

        54. NL DELAWARE, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("NLD").

        55. NORMAL LIFE OF OHIO, INC., an Ohio corporation with principal office and place of business in Louisville, Kentucky ("NLO").

B-1-11

        56. BOLIVAR DEVELOPMENT TRAINING CENTER, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("BSTC").

        57. HYDESBURG ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("HE").

        58. OAK WOOD SUITES OF BOLIVAR, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("OWSB").

        59. WILLARD ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("WE").

        60. BOLIVAR ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("BE").

        61. SKYVIEW ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("SE").

        62. RIVER BLUFF ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("RBE").

        63. MEADOW LANE ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("MLE").

        64. EBENEZER ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("EE").

        65. HILLSIDE ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("HE").

        66. PEBBLE CREEK ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("PCE").

        67. FORT MASON ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("FME").

        68. SHA-REE ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("SRE").

        69. BAKER MANAGEMENT, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("BM").


B-1-12

        70. MISSOURI PROGRESSIVE SERVICES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("MPS").

        71. OAKVIEW ESTATES OF BOLIVAR, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("OEB").

        72. UPWARD BOUND, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("UB").

        73. INDIVIDUALIZED SUPPORTED LIVING, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("ISL").

        74. RES-CARE WASHINGTON, INC., a Washington corporation with principal office and place of business in Louisville, Kentucky ("RCWASH").

        75. RES-CARE ALABAMA, INC., an Alabama corporation with principal office and place of business in Louisville, Kentucky ("RCALA").

B-1-13

                                    EXHIBIT C
                                    ---------

                 AMENDED AND RESTATED SWING LINE PROMISSORY NOTE

$15,000,000.00                                               December 23, 1996
                                                   Restated as of June _, 1998

     FOR VALUE RECEIVED, RES-CARE, INC. and the other Borrowers identified on
Schedule II attached hereto and incorporated herein by this reference (each a "Maker" and, collectively, the "Makers"), jointly and severally promise to pay to the order of PNC Bank, National Association, a National banking association (the "Payee"), on or before the Swing Line Commitment Termination Date (as defined in the Loan Agreement defined below), the lesser of (y) Fifteen Million Five Hundred Thousand Dollars ($15,000,000.00), and (z) the unpaid aggregate principal amount of all advances made by the Payee to the Makers as Swing Line Loans under the Loan Agreement referred to below.

     The Makers also promise to pay interest on the unpaid principal amount hereof until paid at the rates, at the times and from the dates which shall be determined in accordance with the provisions of that certain Loan Agreement dated as of December 23, 1996, as amended and restated by the 1998 Amended and Restated Loan Agreement dated as of June 30, 1998, as amended (together with all future amendments, modifications, supplements and/or restatements thereof, the "Loan Agreement"; capitalized terms used herein without definition shall have the meanings assigned those terms in the Loan Agreement), entered into by and among the Makers, the Banks party thereto (referred to herein individually as a "Bank" and collectively as the "Banks"), and PNC Bank, National Association, as Administrative Bank.

     This Note is the Makers' "Swing Line Note" and is issued pursuant to and is entitled to the benefits of the Loan Agreement to which reference is hereby made for a more complete statement of the terms and conditions under which the Swing Line Loans evidenced hereby were or are made and are to be repaid.

     All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the office of the Administrative Bank located at 500 West Jefferson Street, Louisville, Kentucky, or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Loan Agreement. Until notified in writing of the transfer of this Note, the Makers and the Administrative Bank shall be entitled to deem the Payee or such person who has been so identified by the transferor in writing to the Makers and the Administrative Bank as the holder of this Note, as the owner and holder of this Note. Each of the Payee and any subsequent holder of this Note agrees that before disposing of this Note or any part hereof it will make a notation hereon or in its records of all principal payments previously made hereunder and of the date to which interest herein has been paid; PROVIDED, HOWEVER, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligation of the Makers hereunder with respect to payments of principal or interest on this Note.

     Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note; PROVIDED, HOWEVER, that if the day on which any payment relating to a Euro-Rate Loan is due is not a Business Day but is a day of the month after which no further Business Day occurs in such month, then the due date thereof shall be the next preceding Business Day.

     This Note is subject to prepayment at the option of the Makers.

     This Note is secured by the Stock Pledge Agreement and the Security Agreements.

     This Note is subject to restriction on transfer or assignment as provided in Section 12 of the Loan Agreement.

     THE LOAN AGREEMENT AND THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE COMMONWEALTH OF KENTUCKY, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

     The terms of this Note are subject to amendment only in the manner provided in the Loan Agreement.

     No reference herein to the Loan Agreement and no provision of this Note or the Loan Agreement shall alter or impair the obligation of the Makers, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

     The Makers promise to pay all reasonable costs and expenses, including reasonable fees and expenses of counsel, as provided in Section 10.4 of the Loan Agreement. The Makers hereby consent to all renewals and extensions of time at or after the maturity hereof, without notice, and hereby waives diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

     This Note is delivered in amendment and restatement of, but not in novation of, that Swing Line Note of the Makers in the original amount of $7,500,000 dated December 23, 1996, as subsequently amended and restated.

        This Note may be executed in one or more counterparts by the parties hereto. Each Maker of this Note has taken written action, corporate or otherwise, to approve the execution and delivery of this Note and has duly authorized an officer or representative (an "Authorized Officer") to execute and deliver this Note for and on behalf of such Maker. In many cases, a common Person has been authorized by multiple Makers that are Consolidated Subsidiaries of Res-Care, Inc. to execute and deliver this Note on behalf of each such Maker. As a result, and for purposes of convenience, this Note bears signature blocks wherein such Person may execute this Note by a single signature on behalf of all Makers identified above such signature block. In each such case, each Maker specifically identified in such signature block represents to the Banks that it has authorized the Authorized Officer executing such signature block to do so as representative of, and on behalf of such Maker, with present intention to authenticate the writing, and each such Maker further represents and agrees that by such execution it intends that this Note become a binding agreement of such Maker, enforceable in accordance with its terms.

     IN WITNESS WHEREOF, the Makers have caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and the place first above written.


                              RES-CARE, INC.
                              (a "Maker")


                              -----------------------------
                              By: Authorized Officer

COMMUNITY ALTERNATIVES INDIANA, INC.
COMMUNITY ALTERNATIVES NEBRASKA, INC.
COMMUNITY ADVANTAGE, INC.
TEXAS HOME MANAGEMENT, INC.
CAPITAL TX INVESTMENTS, INC.
THM HOMES, INC.
RSCR TEXAS, INC.
RES-CARE NEW MEXICO, INC.
RES-CARE OHIO, INC.
COMMUNITY ALTERNATIVES OF TEXAS, INC.
CATX PROPERTIES, INC.
RES-CARE CALIFORNIA, INC.
RES-CARE FLORIDA, INC.
RSCR CALIFORNIA, INC.
RES-CARE KANSAS, INC.
RES-CARE ILLINOIS, INC.
RES-CARE OKLAHOMA, INC.
RES-CARE TENNESSEE, INC.
RES-CARE TRAINING TECHNOLOGIES, INC.
YOUTHTRACK, INC.
RES-CARE PREMIER, INC.
RES-CARE NEW JERSEY, INC.
COMMUNITY ALTERNATIVES KENTUCKY, INC.
ALTERNATIVE YOUTH SERVICES, INC.
COMMUNITY      ALTERNATIVES      TEXAS
     PARTNERS,  INC.
RSCR WEST VIRGINIA, INC.
COMMUNITY ALTERNATIVES MISSOURI, INC.
     f/k/a RAIMENT, INC.
RES-CARE AVIATION, INC.
COMMUNICATIONS NETWORK CONSULTANTS,
     INC.
THE ACADEMY FOR INDIVIDUAL
EXCELLENCE,
     INC.
RES-CARE OTHER OPTIONS, INC.
SOUTHERN  HOME CARE SERVICES, INC.
GENERAL   HEALTH   CORPORATION   d/b/a
Arizona
     Youth Associates, Inc.
BALD EAGLE ENTERPRISES, INC.
BRINKLEY GROUP HOMES, INC.
NORMAL LIFE, INC.
NORMAL LIFE OF SOUTHERN INDIANA, INC.
NORMAL LIFE OF CENTRAL INDIANA, INC.

NORMAL LIFE OF LOUISIANA, INC.
NORMAL LIFE OF LAFAYETTE, INC.
NORMAL LIFE OF LAKE CHARLES, INC.
NORMAL LIFE OF FLORIDA, INC.
NORMAL LIFE OF KENTUCKY, INC.
NORMAL LIFE OF NORTH TEXAS, INC.
NORMAL LIFE OF NEW MEXICO, INC.
NORMAL LIFE OF TENNESSEE, INC.
CAREERS IN PROGRESS, INC.
NORMAL LIFE FAMILY SERVICES, INC.
NORMAL LIFE OF CALIFORNIA, INC.
NORMAL LIFE OF GEORGIA, INC.
NORMAL LIFE MANAGEMENT, INC.
NL DELAWARE, INC.
NORMAL LIFE OF OHIO, INC.
BOLIVAR DEVELOPMENT TRAINING CENTER,
     INC.
HYDESBURG ESTATES, INC.
OAK WOOD SUITES OF BOLIVAR, INC.
WILLARD ESTATES, INC.
BOLIVAR ESTATES, INC.
SKYVIEW ESTATES, INC.
RIVER BLUFF ESTATES, INC.
MEADOW LANE ESTATES, INC.
EBENEZER ESTATES, INC.
HILLSIDE ESTATES, INC.
PEBBLE CREEK ESTATES, INC.
FORT MASON ESTATES, INC.
SHA-REE ESTATES, INC.
BAKER MANAGEMENT, INC.
MISSOURI PROGRESSIVE SERVICES, INC.
OAKVIEW ESTATES OF BOLIVAR, INC.
UPWARD BOUND, INC.
INDIVIDUALIZED SUPPORTED LIVING, INC.
RES-CARE WASHINGTON, INC.
RES-CARE ALABAMA, INC.
(each a "Maker")


-----------------------------------
By:  Authorized Officer
Name: Ralph G. Gronefeld
Assistant Treasurer of each Maker
listed    above     beginning     with
Community  Alternatives  Indiana, Inc.
and  ending  with  Res-Care   Alabama,
Inc., on behalf of each such Maker


CREATIVE NETWORKS, LLC
an Arizona limited liability company
(a "Maker")

----------------------------------
By:  Authorized Officer



NORMAL LIFE OF INDIANA
a general partnership
(a "Maker")

By: NORMAL LIFE OF SOUTHERN INDIANA, INC.
    one of its General Partners

----------------------------------
By:  Authorized Officer

and

By: NORMAL LIFE OF CENTRAL INDIANA, INC.
  its other General Partner

----------------------------------
By:  Authorized Officer

                                   SCHEDULE II

                   LIST OF BORROWERS OTHER THAN RES-CARE, INC.

     1. COMMUNITY ALTERNATIVES INDIANA, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CAI").

     2. COMMUNITY ALTERNATIVES NEBRASKA, INC., a Delaware corporation, with principal office and place of business in Louisville, Kentucky ("CAN").

     3. COMMUNITY ADVANTAGE, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky
("CA").

     4. TEXAS HOME MANAGEMENT, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("THM").

     5. CAPITAL TX INVESTMENTS, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky
("CTXI").

     6. THM HOMES, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("THMH").

     7. RSCR TEXAS, INC., formerly THM Properties, Inc., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RSCRT").

     8. RES-CARE NEW MEXICO, INC., a Delaware corporation with principal office and place of business of Louisville, Kentucky
("RCNM").

     9. RES-CARE OHIO, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCO").

     10. COMMUNITY ALTERNATIVES OF TEXAS, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky
("CAT").

     11. CATX PROPERTIES, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CATXP").

     12. RES-CARE CALIFORNIA, INC., d/b/a RCCA Services, a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCC").

     13. RES-CARE FLORIDA, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCF").

     14. RSCR CALIFORNIA, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RSCRC").

     15. RES-CARE KANSAS, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCK").

     16. RES-CARE ILLINOIS, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCI").

     17. RES-CARE OKLAHOMA, INC. a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCOK").

     18. RES-CARE TENNESSEE, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky
("RCT").

     19. RES-CARE TRAINING TECHNOLOGIES, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCTT").

     20. YOUTHTRACK, INC., a Delaware corporation with principal office and place of business in Littleton, Colorado ("YT").

     21. RES-CARE PREMIER, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCP").

     22 RES-CARE NEW JERSEY, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCNJ").

     23 COMMUNITY ALTERNATIVES KENTUCKY, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CAK").

     24 ALTERNATIVE YOUTH SERVICES, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("AYS")

     25 COMMUNITY ALTERNATIVES VIRGINIA, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CAV").

     26 RSCR WEST VIRGINIA, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RSCRWV").

     27 COMMUNITY ALTERNATIVES MISSOURI, INC. f/k/a RAIMENT, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("R").

     28 RES-CARE AVIATION, INC., a Kentucky corporation with principal office and place of business in Louisville, Kentucky ("RCA").

     29 COMMUNICATIONS NETWORK CONSULTANTS, INC., a Rhode Island corporation with principal office and place of business in Louisville, Kentucky ("CNC").

     30 THE ACADEMY FOR INDIVIDUAL EXCELLENCE, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("AIE").

     31 RES-CARE OTHER OPTIONS, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky
("ROO").

     32 SOUTHERN HOME CARE SERVICES, INC. d/b/a Eldercare, a Georgia corporation with principal office and place of business in Louisville, Kentucky ("SHCS").

     33. GENERAL HEALTH CORPORATION d/b/a Arizona Youth Associates, Inc., an Arizona corporation with principal office and place of business in Louisville, Kentucky ("AYA")

     34. BALD EAGLE ENTERPRISES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("BEE"). . 35. BRINKLEY GROUP HOMES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("BGH") .

     36. CREATIVE NETWORKS, LLC, an Arizona limited liability company with principal office and place of business in Louisville, Kentucky ("CN").

     37. NORMAL LIFE, INC., a Kentucky corporation with principal office and place of business in Louisville, Kentucky ("NL").

     38. NORMAL LIFE OF SOUTHERN INDIANA, INC., an Indiana corporation with principal office and place of business in Louisville, Kentucky ("NLSI").

     39. NORMAL LIFE OF CENTRAL INDIANA, INC., successor by merger of Normal Life of Terre Haute, Inc. and Normal Life of Sheridan, Inc., an Indiana corporation with principal office and place of business in Louisville, Kentucky ("NLCI").

     40. NORMAL LIFE OF LOUISIANA, INC., a Louisiana corporation with principal office and place of business in Louisville, Kentucky
("NLL").

        41. NORMAL LIFE OF LAFAYETTE, INC., a Louisiana corporation with principal office and place of business in Louisville, Kentucky ("NLLAF").

        42. NORMAL LIFE OF LAKE CHARLES, INC., a Louisiana corporation with principal office and place of business in Louisville, Kentucky ("NLLC").

        43. NORMAL LIFE OF FLORIDA, INC., a Florida corporation with principal office and place of business in Louisville, Kentucky ("NLF").

        44. NORMAL LIFE OF KENTUCKY, INC., a Kentucky corporation with principal office and place of business in Louisville, Kentucky ("NLK").

        45. NORMAL LIFE OF NORTH TEXAS, INC., a Texas corporation with principal office and place of business in Louisville, Kentucky ("NLNT").

        46. NORMAL LIFE OF NEW MEXICO, INC., a New Mexico corporation with principal office and place of business in Louisville, Kentucky ("NLNM").

        47. NORMAL LIFE OF TENNESSEE, INC., a Tennessee corporation with principal office and place of business in Louisville, Kentucky ("NLT").

        48. CAREERS IN PROGRESS, INC., a Louisiana corporation with principal office and place of business in Louisville, Kentucky ("CP").

        49. NORMAL LIFE FAMILY SERVICES, INC. a Louisiana corporation with principal office and place of business in Louisville, Kentucky ("NLFS").

        50. NORMAL LIFE OF INDIANA, a general partnership a corporation duly organized and existing under the laws of the state of Indiana, with principal office and place of business in Louisville, Kentucky ("NLIND").

        51. NORMAL LIFE OF CALIFORNIA, INC., a California corporation with principal office and place of business in Louisville, Kentucky ("NLC").

        52. NORMAL LIFE OF GEORGIA, INC., a Georgia corporation with principal office and place of business in Louisville, Kentucky ("NLG").

        53. NORMAL LIFE MANAGEMENT, INC., a Kentucky corporation with principal office and place of business in Louisville, Kentucky ("NLM").

        54. NL DELAWARE, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("NLD").

        55. NORMAL LIFE OF OHIO, INC., an Ohio corporation with principal office and place of business in Louisville, Kentucky ("NLO").

     56. BOLIVAR DEVELOPMENT TRAINING CENTER, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("BSTC").

     57. HYDESBURG ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("HE").

     58. OAK WOOD SUITES OF BOLIVAR, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("OWSB").

     59. WILLARD ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("WE").

     60. BOLIVAR ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("BE").

     61. SKYVIEW ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("SE").

     62. RIVER BLUFF ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky
("RBE").

     63. MEADOW LANE ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("MLE").

     64. EBENEZER ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("EE").

     65. HILLSIDE ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("HE").

     66. PEBBLE CREEK ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("PCE").

     67. FORT MASON ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("FME").

     68. SHA-REE ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("SRE").

     69. BAKER MANAGEMENT, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("BM").

     70. MISSOURI PROGRESSIVE SERVICES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("MPS").

     71. OAKVIEW ESTATES OF BOLIVAR, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("OEB").

     72. UPWARD BOUND, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("UB").

     73. INDIVIDUALIZED SUPPORTED LIVING, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("ISL").

     74. RES-CARE WASHINGTON, INC., a Washington corporation with principal office and place of business in Louisville, Kentucky ("RCWASH").

     75. RES-CARE ALABAMA, INC., an Alabama corporation with principal office and place of business in Louisville, Kentucky ("RCALA").

                                    EXHIBIT D
                                    ---------

                    FORM OF NOTICE OF CONVERSION/CONTINUATION
                    -----------------------------------------

     This Notice of Conversion/Continuation is being delivered to PNC Bank, National Association, as Administrative Bank, pursuant to Section 2.2D of that certain Loan Agreement dated as of December 23, 1996, as amended and restated by the 1998 Amended and Restated Loan Agreement dated as of June 30, 1998, as further amended from time to time (the "Loan Agreement") among RES-CARE, INC., and all Borrowers listed on Schedule II to the Loan Agreement, as that Schedule II may be amended from time to time (collectively, the "Borrowers"), the Banks named therein, and PNC Bank, National Association, as Administrative Bank for the Banks (together with all amendments, modifications and supplements thereto and all restatements thereof, the "Loan Agreement"). The Borrowers hereby request the Banks to:

_____ [check if applicable] convert $__________ principal amount of Base Rate Loans into a Euro-Rate Loan for an Interest Period of _____ month(s) [select a one, two, three or six month period] on ____________, 19___;

_____ [check if applicable] convert $__________ principal amount of Euro-Rate Loans into a Base Rate Loan on _____________, 19___;

_____ [check if applicable] continue $__________ principal amount of Euro-Rate Loans as a Euro-Rate Loan for an Interest Period of _____ month(s) [select a one, two, three or six month period] on ____________, 19___.

     The undersigned officer, on behalf of the Borrowers, certifies that no Event of Default has occurred and is continuing under the Loan Agreement.

     Capitalized terms used herein without definition shall have the meanings assigned to those terms in the Loan Agreement.

Dated:  ______________________


                                 RES-CARE,
                                 INC.


                                 By:
                                 ------------------------------------


                                 Title:
                                 ----------------------------------
                                 On behalf of itself and all Borrowers listed on
                                 Schedule II to the Loan Agreement, as that
                                 Schedule II may be amended from time to time
                                 (collectively, the "Borrowers")

                                   EXHIBIT E-1
                                   -----------

                        REQUEST FOR REVOLVING CREDIT LOAN
                        ---------------------------------
                           REVOLVING CREDIT FACILITY A

     This Request For Revolving Credit Loan under Revolving Credit Facility A is being delivered to PNC Bank, National Association, as Administrative Bank, pursuant to Section 2.lC of that certain Loan Agreement dated as of December 23, 1996, as amended and restated by the 1998 Amended and Restated Loan Agreement dated as of June 30, 1998, as amended from time to time (the "Loan Agreement") among RES-CARE, INC., and all Borrowers listed on Schedule II to the Loan Agreement, as that Schedule II may be amended from time to time (collectively, the "Borrowers"), the Banks named therein, and PNC Bank, National Association, as Administrative Bank for the Banks (together with all amendments, modifications and supplements thereto and all restatements thereof, the "Loan Agreement"). The Borrowers hereby request the Banks to make a Revolving Credit Loan under Revolving Credit Facility A to the Borrowers in the amount of $__________ on _____________, 19___ (the "Funding Date"). The Revolving Credit
Loan requested hereunder shall be in the form of a:

          _______ Base Rate Loan [check if applicable]

          _______ Euro-Rate Loan [check if applicable]

     To the extent the Borrowers have requested a Euro-Rate Loan, the initial Interest Period shall be month(s) [select a one, two, three or six month period) commencing on the Funding Date.

     The proceeds of the Revolving Credit Loan requested pursuant to this Request For Revolving Credit Loan shall be deposited in the Borrowers' account maintained with the Administrative Bank. Capitalized terms used herein without definition shall have the meanings assigned to those terms in the Loan Agreement.

     The undersigned officer, on behalf of the Borrowers, certifies that:

     (a) The amount of the Revolving Credit Loan under Revolving Credit Facility A requested pursuant to this Request For Revolving Credit Loan will not cause the outstanding aggregate principal balance of Revolving Credit Loans under Revolving Credit Facility A to exceed the aggregate Revolving Credit Facility A Loan Commitments in effect as of the date hereof;

     (b) The amount of the proposed Revolving Credit Loan will not cause the ratio of the Borrowers' Indebtedness to Cash Flow from Operations to exceed 4.5 to 1.0;

     (c) The representations and warranties contained in the Loan Agreement, as originally stated or as updated in writing from time to time by the Borrowers, are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof;

     (d) No event has occurred and is continuing under the Loan Agreement, or will result from the disbursement of the Revolving Credit Loan requested pursuant to this Request For Revolving Credit Loan, which would constitute an Event of Default;

     (e) The Borrowers have performed all of their obligations in all material respects and have satisfied all conditions which the Loan Agreement and the other Loan Instruments provide shall be performed or satisfied on or before the Funding Date for the Revolving Credit Loan requested pursuant to this Request For Revolving Credit Loan;

     (f) No order, judgment or decree of any court, arbitrator or governmental authority purports to enjoin or restrain any Bank from making the Revolving Credit Loan requested pursuant to this Request For Revolving Credit Loan; and

     (g) No injunction or other restraining order has been issued and no hearing to cause an injunction or other restraining order to be issued is pending or noticed with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the consummation of the Loan Agreement or the making of Revolving Credit Loans thereunder.

Dated: ______________________


                                 RES-CARE,
                                 INC.


                                 By:
                                 ------------------------------------


                                 Title:
                                 ----------------------------------
                                 On behalf of itself and all Borrowers listed on
                                 Schedule II to the Loan Agreement, as that
                                 Schedule II may be amended from time to time
                                 (collectively, the "Borrowers")

                                   EXHIBIT E-2

                        REQUEST FOR REVOLVING CREDIT LOAN
                        ---------------------------------
                           REVOLVING CREDIT FACILITY B

     This Request For Revolving Credit Loan under Revolving Credit Facility B is being delivered to PNC Bank, National Association, as Administrative Bank, pursuant to Section 2.lC of that certain Loan Agreement dated as of December 23, 1996, as amended and restated by the 1998 Amended and Restated Loan Agreement dated as of June 30, 1998, as amended from time to time (the "Loan Agreement") among RES-CARE, INC., and all Borrowers listed on Schedule II to the Loan Agreement, as that Schedule II may be amended from time to time (collectively, the "Borrowers"), the Banks named therein, and PNC Bank, National Association, as Administrative Bank for the Banks (together with all amendments, modifications and supplements thereto and all restatements thereof, the "Loan Agreement"). The Borrowers hereby request the Banks to make a Revolving Credit Loan under Revolving Credit Facility B to the Borrowers in the amount of $__________ on _____________, 19___ (the "Funding Date"). The Revolving Credit
Loan requested hereunder shall be in the form of a:

          _______ Base Rate Loan [check if applicable]

          _______ Euro-Rate Loan [check if applicable]

     To the extent the Borrowers have requested a Euro-Rate Loan, the initial Interest Period shall be month(s) [select a one, two, three or six month period) commencing on the Funding Date.

     The proceeds of the Revolving Credit Loan requested pursuant to this Request For Revolving Credit Loan shall be deposited in the Borrowers' account maintained with the Administrative Bank. Capitalized terms used herein without definition shall have the meanings assigned to those terms in the Loan Agreement.

     The undersigned officer, on behalf of the Borrowers, certifies that:

     (a) The amount of the Revolving Credit Loan under Revolving Credit Facility B requested pursuant to this Request For Revolving Credit Loan will not cause the outstanding aggregate principal balance of Revolving Credit Loans under Revolving Credit Facility B to exceed the aggregate Revolving Credit Facility B Loan Commitments in effect as of the date hereof;

     (b) The amount of the proposed Revolving Credit Loan will not cause the ratio of the Borrowers' Indebtedness to Cash Flow from Operations to exceed 4.5 to 1.0;

     (c) The representations and warranties contained in the Loan Agreement, as originally stated or as updated in writing from time to time by the Borrowers, are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof;

     (d) No event has occurred and is continuing under the Loan Agreement, or will result from the disbursement of the Revolving Credit Loan requested pursuant to this Request For Revolving Credit Loan, which would constitute an Event of Default;

     (e) The Borrowers have performed all of their obligations in all material respects and have satisfied all conditions which the Loan Agreement and the other Loan Instruments provide shall be performed or satisfied on or before the Funding Date for the Revolving Credit Loan requested pursuant to this Request For Revolving Credit Loan;

     (f) No order, judgment or decree of any court, arbitrator or governmental authority purports to enjoin or restrain any Bank from making the Revolving Credit Loan requested pursuant to this Request For Revolving Credit Loan; and

     (g) No injunction or other restraining order has been issued and no hearing to cause an injunction or other restraining order to be issued is pending or noticed with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the consummation of the Loan Agreement or the making of Revolving Credit Loans thereunder.

Dated: ______________________


                                 RES-CARE,
                                 INC.


                                 By:
                                 ------------------------------------


                                 Title:
                                 ----------------------------------
                                 On behalf of itself and all Borrowers listed on
                                 Schedule II to the Loan Agreement, as that
                                 Schedule II may be amended from time to time
                                 (collectively, the "Borrowers")

                                    EXHIBIT F
                                    ---------

                           REQUEST FOR SWING LINE LOAN
                           ---------------------------


     This Request For Swing Line Loan is being delivered to PNC Bank, National Association, as Administrative Bank, pursuant to Section 3.1 of that certain Loan Agreement dated as of December 23, 1996, as amended and restated by the 1998 Amended and Restated Loan Agreement dated as of June 30, 1998, as amended from time to time (the "Loan Agreement") among RES-CARE, INC., and all Borrowers listed on Schedule II to the Loan Agreement, as that Schedule II may be amended from time to time (collectively, the "Borrowers"), the Banks named therein, and PNC Bank, National Association, as Administrative Bank for the Banks (together with all amendments, modifications and supplements thereto and all restatements thereof, the "Loan Agreement"). The Borrowers hereby request the Administrative Bank to make a Swing Line Loan to the Borrowers in the amount of $___________ on _________________________ 19, (the "Funding Date"). The Bank has advised the Borrower that the Swing Line Loan will bear interest at the Offered Rate of percent from the Funding Date until a date agreed to by the Bank and the Borrowers.

     The proceeds of the Swing Line Loan requested pursuant to this Request For Swing Line Loan shall be deposited in the Borrowers' account maintained with the Administrative Bank. Capitalized terms used herein without definition shall have the meanings assigned to those terms in the Loan Agreement.

     The undersigned officer, on behalf of the Borrowers, certifies that:

     (a) The amount of the Swing Line Loan requested pursuant to this Request For Swing Line Loan will not cause the outstanding aggregate principal balance of Swing Line Loans to exceed $15,000,000;

     (b) The representations and warranties contained in the Loan Agreement, as originally stated or as updated in writing from time to time by the Borrowers, are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof;

     (c) No event has occurred and is continuing under the Loan Agreement, or will result from the disbursement of the Swing Line Loan requested pursuant to this Request For Swing Line Loan, which would constitute an Event of Default;

     (d) The Borrowers have performed all of their obligations in all material respects and has satisfied all conditions which the Loan Agreement and the other Loan Instruments provide shall be performed or satisfied on or before the Funding Date for the Swing Line Loan requested pursuant to this Request For Swing Line Loan;

     (e) No order, judgment or decree of any court, arbitrator or governmental authority purports to enjoin or restrain the Administrative Bank from making the Swing Line Loan requested pursuant to this Request For Swing Line Loan; and

     (f) No injunction or other restraining order has been issued and no hearing to cause an injunction or other restraining order to be issued is pending or noticed with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the consummation of the Loan Agreement or the making of Swing Line Loans thereunder.


Dated: ______________________


                                 RES-CARE,
                                 INC.


                                 By:
                                 -----------------------------------


                                 Title:
                                 ----------------------------------
                                 On behalf of itself and all Borrowers listed on
                                 Schedule II to the Loan Agreement, as that
                                 Schedule II may be amended from time to time
                                 (collectively, the "Borrowers")

                                    EXHIBIT G
                                    ---------

                         FORM OF COMPLIANCE CERTIFICATE
                         ------------------------------


     This Compliance Certificate is being delivered to PNC Bank, National Association, as Administrative Bank, pursuant to Section 7.3 (iii) of that certain Loan Agreement dated as of December 23, 1996, as amended and restated by the 1998 Amended and Restated Loan Agreement dated as of June 30, 1998, as amended from time to time (the "Loan Agreement") among RES-CARE, INC., and all Borrowers listed on Schedule II to the Loan Agreement, as that Schedule II may be amended from time to time (collectively, the "Borrowers"), the Banks named therein and PNC Bank, National Association, as Administrative Bank for the Banks (together with all amendments, modifications and supplements thereto and all restatements thereof, the "Loan Agreement"). All capitalized terms used herein without definition shall have the meanings assigned to those terms in the Loan Agreement. The undersigned officer, on behalf of the Borrowers, certifies that as of the last day of the most recently ended month of the Borrowers dated ____________, 19___ (the "Compliance Date"):

     1. EXTRAORDINARY Transactions. The Borrowers have not, during the preceding Month ending on the Compliance Date, consummated any of the transactions described in Section 8.1 of the Loan Agreement, other than [if the Borrowers consummated any of the transactions described in section 8.1 of the Loan Agreement, describe such transactions in detail] [Reference Section 8.1 of the Loan Agreement].

     2. INDEBTEDNESS. The Borrowers have not, during the preceding Month ending on the Compliance Date, incurred or assumed any new or additional Indebtedness, other than [if any such new or additional Indebtedness has been incurred or assumed by the Borrowers, describe the amount and nature of the Indebtedness, the assets securing the same, if any, and the holder thereof] [Reference Section
8.2 of the Loan Agreement].

     3. LIENS. The Borrowers have not, during the preceding Month ending on the Compliance Date, granted any liens or purchase money security interests in assets acquired by the Borrowers, other than [if any such liens or purchase money security interests have been granted, describe the amount of the Indebtedness secured by the lien or purchase money security interest, the assets secured by the lien or purchase money security interest and the holder thereof] [Reference Section 8.4 of the Loan Agreement].

     4. NET WORTH. The Borrowers' Net Worth requirement is calculated as follows [Reference Section 8.6 of the Loan Agreement]:

                  (a)      Borrower's Net Worth at Compliance Date


                  (b)      Minimum Net Worth at Closing Date $100,000,000


                  (c) 75% of the Net Income (if positive) for each month beginning with the month ended 6/30/98 ______

                  (d) Increases in capital accounts from issuance of capital stock of Res-Care ______

                  (e) Increases in Net Worth resulting from the issuance by Res-Care of its capital stock to pay in whole or in part the purchase price of any entity or assets acquired by the Borrowers

                  (f)      (b) + (c) + (d) + (e) = ------ (This is required Net
                            Worth)


                  Required: Net Worth at Compliance Date (a) must not be less than required Net Worth (f)

         5. INDEBTEDNESS TO CASH FLOW RATIO. The ratio of the Borrowers' Indebtedness to its Cash Flow from Operations for the rolling twelve (12) month period ended as of the Compliance Date was ____________, calculated as follows (Reference Section 8.7 of the Loan Agreement):

               (a)      Indebtedness                       ______

               (b)      Net Income                         ______

               (c)      Interest Expense                   ______

               (d)      provisions for taxes based
                        on income                          ______

               (e)      depreciation                       ______

               (f)      amortization                       ______

               (g)      non-cash charges to income         ______

               (h)      non-cash credits to income         ______

               (i)     (b)   +  (c)  +  (d)   +  (e)  +
                       (f)   +  (g)  - (h) =               ______
               (j)     (a) divided by (i)                  ______

               Required: Indebtedness to Cash Flow from Operations

               Ratio (j) must be less than or equal to 4.50 to 1.0

     6. SENIOR INDEBTEDNESS TO CASH FLOW RATIO. The ratio of the Borrowers' Indebtedness to its Cash Flow from Operations for the rolling twelve (12) month period ended as of the Compliance Date was ____________, calculated as follows (Reference Section 8.8 of the Loan Agreement):

               (a)      Senior Indebtedness                           ______

               (b)      Net Income                                    ______

               (c)      Interest Expense                              ______

               (d)      provisions for taxes based on income          ______

               (e)      depreciation                                  ______

               (f)      amortization                                  ______

               (g)      non-cash charges to income                    ______

               (h)      non-cash credits to income                    ______

               (i)     (b)   +  (c)  +  (d)   +  (e)  +
                       (f)   +  (g)  -  (h) =                         ______

               (j)      (a) divided by (i)                            ______

               Required: Senior Indebtedness to Cash Flow from Operations Ratio (j) must be less than or equal to 3.0 to 1.0

         7. DEBT TO CAPITALIZATION RATIO. The ratio of the Borrowers' Debt to its Capitalization as of the Compliance Date was ____________, calculated as follows (Reference Section 8.9 of the Loan Agreement):

                  (a) Net Worth (obtain from line 4(a) above) ______

               (b)      Debt                               ______

               (c)      (a) divided by (b)                 ______

                  Required: Debt to Capitalization

                  Ratio (c) must be less than or equal to the following ratios.

               Period                   Applicable  Ratio
               ------                   ----------  -----

               6/30/98-9/30/99            .70 to 1.0
               10/01/99-9/30/00            .60 to 1.0
               10/01/00  and  thereafter  .55 to 1.0

     8. FIXED CHARGE COVERAGE RATIO REQUIREMENT. The Borrowers' Fixed Charge Coverage Ratio for the rolling twelve (12) month period ended as of the Compliance Date was ___________, calculated as follows [Reference Section 8.10 of the Loan Agreement]:

               (a)     EBIT                                ______

               (b)     Operating Lease/Rental
                       Expense                             ______

               (c)     (a) + (b)                           ______

               (d)     Interest
                       Expense                             ______

               (e)     Operating Lease/Rental
                       Expense                             ______

               (f)     Current Maturities
                       of  Long-Term  Debt                 ______

               (g)     (d) + (e) + (f)                     ______

               (h)     (c) divided by (g)                  ______

               Required: Fixed Charge Coverage

               Ratio (h) must be equal to or greater than 1.75 to
               1.0

     9. BUSINESS COMBINATIONS. The Borrowers have not, during the preceding twelve (12) months ending on the Compliance Date, engaged in any Business Combinations, other than:

     [if any such Business Combination occurred, describe the Business Combination in detail, including the assets acquired, the seller thereof, the total consideration paid thereof or and the date of consummation thereof] [Reference Section 8.11 of the Loan Agreement].
     Attached hereto is a spreadsheet or report demonstrating that Business Combinations occurring within the last twelve months ending as of the Compliance Date have not caused the Borrowers to violate any of the financial covenants set forth in Sections 8.6 through 8.10 of the Loan Agreement. Data on each Business Combination occurring within this period should be included on such spreadsheet or report.

     10. CONTINGENT OBLIGATIONS. The Borrowers have not, during the preceding month ending on the Compliance Date, incurred or assumed any Contingent Obligations, other than [if any such new or additional Contingent Obligations has been incurred or assumed by the Borrower, describe the amount and nature of the particular Contingent Obligation, the Person on whose behalf the Contingent Obligation was incurred or assumed and the Person in whose favor the Contingent Obligation was incurred or assumed] [Reference Section 8.12 of the Loan Agreement].

     11. INVESTMENTS, LOANS AND GUARANTEES. The Borrowers have not, during the preceding month ending on the Compliance Date, made any loans or guarantees in violation of the provisions of Section 8.12 of the Loan Agreement, other than [if any such assets or other investments have been acquired by the Borrower, or if any such loans have been made by the Borrower, describe such assets or other investments and the cost thereof to the Borrower and describe such loans and the borrower thereof] [Reference Section 8.12 of the Loan Agreement].

     12. DIVIDENDS. During the preceding month ending on the Compliance Date, the Borrowers have not paid any dividends in violation of Section 8.13 of the Loan Agreement other than [if any such dividends were paid in violation of
Section 8.13 of the Loan Agreement, describe such dividends in detail including the amount thereof, to whom paid and the date of payment thereof][Reference
Section 8.13 of the Loan Agreement).

     13. HAZARDOUS MATERIALS. The Borrowers have not, during the preceding month ending on the Compliance Date, breached the provisions of Section 7.8 of the Loan Agreement, other than [if the Borrowers have breached the provisions of
Section 7.8 of the Loan Agreement, describe the nature of the breach] [Reference
Section 7.8 of the Loan Agreement].

     The undersigned officer of Res-Care, Inc. executing and delivering this Compliance Certificate on behalf of all Borrowers further certifies that he has reviewed the Loan Agreement and has no knowledge of any event or condition which constitutes a Potential Default or an Event of Default under the Loan Agreement or the other Loan Instruments other than (if any Potential Default or Event of Default has occurred, describe the same, the period of existence thereof and what action the Borrowers have taken or propose to take with respect thereto).

     IN WITNESS WHEREOF, the Borrowers, through a duly authorized officer of Res-Care, Inc., have executed this Compliance Certificate this _______ day of ____________,
19___.


RES-CARE, INC.


By:
-----------------------------------

Title:
----------------------------------
On behalf of itself and all Borrowers
listed on Schedule II to the Loan
Agreement, as that Schedule II may be
amended from time to time (collectively, the "Borrowers")

                                    EXHIBIT H
                                    ---------

                          FORM OF ASSIGNMENT AGREEMENT
                          ----------------------------

     Reference is hereby made to the Loan Agreement dated as of December 23, 1996, as amended and restated by the 1998 Amended and Restated Loan Agreement dated as of June 30, 1998 (the "Loan Agreement") among RES-CARE, INC., and all Borrowers listed on Schedule II to the Loan Agreement, as that Schedule II may be amended from time to time (collectively, the "Borrowers"), the Banks named therein and PNC Bank, National Association, as Administrative Bank for the Banks (together with all amendments, modifications and supplements thereto and all restatements thereof, the "Loan Agreement"). Terms defined in the Loan Agreement are used herein as therein defined. [ASSIGNOR] (the "Assignor") and [ASSIGNEE] (the "Assignee") agree as follows:

     1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, on a non-recourse basis, the Assignor's rights and obligations under the Loan Agreement as of the date hereof which represents the percentage interest specified in Item 3 of Annex I (attached) of all outstanding rights and obligations relating to the Assignor's Revolving Loan Commitment, which include the Assignor's Revolving Credit Facility Pro Rata Share of all outstanding Revolving Credit Loans, (for purposes of Annex I the "Assignee's Assigned Share" shall mean the respective amounts of the Revolving Credit Loans assigned to the Assignee). After giving effect to such sale and assignment, the Assignee's Revolving Loan Commitment and the amount of the Obligations owing to the Assignee will be as set forth in Item 3 of Annex I.

     2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim arising through the Assignor;
(ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or the performance or observance by the Borrowers of any of their obligations under the Loan Agreement or any other instrument or document furnished pursuant thereto.

     3. The Assignee (i) confirms that it has received a copy of the Loan Agreement, together with copies of the financial statements referred to therein for the most recent month and Fiscal Year of the Borrowers together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement; (ii) agrees that it will, independently and without reliance, as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement;

(iii) confirms that it is eligible as an assignee under the terms of the Loan Agreement; (iv) appoints and authorizes the Administrative Bank to take such action on its behalf and to exercise such powers under the Loan Agreement and the other Loan Instruments as are delegated to the Administrative Bank by the terms thereof, together with such powers as are reasonably incidental thereto;
(v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Agreement and the other Loan Instruments are required to be performed by it as a Bank, (vi) attaches the forms or other documents prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Loan Agreement, (vii) confirms that the Borrowers have consented to the assignment hereby effected as evidenced by its signature below, and (viii) confirms that it has executed a Confidentiality Agreement in the form attached on Exhibit I to the Loan Agreement.

     4. Following the execution of this Assignment Agreement by the Assignor, the Assignee and the Borrowers, this Assignment Agreement will be delivered to the Administrative Bank for recording by the Administrative Bank. The effective date of this Assignment Agreement shall be the date of execution hereof by the Assignor, the Assignee, the Borrowers and the Administrative Bank, unless otherwise specified on Item 4 of Annex I hereto (the "Settlement Date").

     5. As of the Settlement Date, (i) the Assignee shall be a party to the Loan Agreement and, to the extent provided in this Assignment Agreement, shall have the rights and obligations of a Bank thereunder and under the other Loan Instruments, and (ii) the Assignor shall, to the extent provided in this Assignment Agreement, relinquish its rights and be released from its obligations under the Loan Agreement and the other Loan Instruments.

     6. Upon such acceptance and recording by the Administrative Bank, from and after the Settlement Date, the Administrative Bank shall make all payments under the Loan Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and fees with respect thereto) to the Assignee. Upon the Settlement Date, the Assignee shall pay to the Assignor the principal amount of any outstanding Revolving Credit Loans assigned pursuant hereto.

     7. THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE COMMONWEALTH OF KENTUCKY, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution being made on Annex I hereto.


                                 [NAME OF ASSIGNOR], as Assignor



                                 By:
                                    ------------------------------------


                                 Title:
                                       ----------------------------------


                                 [(NAME OF ASSIGNEE] as Assignee



                                 By:
                                    ------------------------------------


                                 Title:
                                      ----------------------------------

Received and Consented to this
_______ day of ____________, 19___

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Bank



By:

Title:

Consented to this _______ day of
______________, 19___

RES-CARE, INC.


By:
---------------------------------------------------------------------------

Title:
-------------------------------------------------------------------------

On behalf of itself and all Borrowers listed on Schedule II to the Loan Agreement, as that Schedule II may be amended from time to time (collectively, the "Borrowers")

                              ANNEX I


      Borrowers: Res-Care,
      Inc. and subsidiaries

      Date of Assignment
      Agreement:
      ______________, 19___.

      Amount (as of Date of Item #2 above):

         Assignor's Revolving                  $_________
         Loan Commitment

         Assignee's Assigned                    ________%
         Share of Assignor's
         Revolving Loan
         Commitment

         Amount of Assignee's                   $________
         Assigned Share of
         Assignor's Revolving
         Loan Commitment

         Assignor's Revolving                   $________
         Credit Loans
         Outstanding

         Assignee's Assigned                     _______%
         Share of Assignor's
         Revolving Credit
         Loans Outstanding

         Assignee's Amount of                   $________
         Assignor's Revolving
         Credit Loans
         Outstanding

                                                $________

                                                 _______%

                                                $________

                                                $________

                                                 _______%

                                                $________

      Settlement Date:*                      ____________

      Payment Instructions:

         Amount of Payment                      $________
         (Assignee's Share of
         Assignor's Revolving
         Credit Loans)

         Wire Instructions:

         ==============================
         ------------------------------
         ------------------------------
         ------------------------------
         ------------------------------

         Attn:

         Telephone:
         Telecopier:
         Reference:


ACCEPTED AND AGREED:

[ASSIGNOR]                                [ASSIGNEE]



By: ________________________________      By:_________________________________

Title:______________________________      Title:______________________________


------------------------
- This date should be no earlier than five Business Days after the date of receipt by Administrative Bank.

                                    EXHIBIT I
                                    ---------

                        FORM OF CONFIDENTIALITY AGREEMENT
                        ---------------------------------

                       (LETTERHEAD OF POTENTIAL ASSIGNOR]


                                     [Date]


[POTENTIAL ASSIGNEE OR  PARTICIPANT]

     Re: Loan Agreement dated as of December 23, 1996, as amended and restated by the 1998 Amended and Restated Loan Agreement dated as of June 30, 1998, as amended from time to time (the "Loan Agreement"), among RES-CARE, INC., and all Borrowers listed on Schedule II to the Loan Agreement, as that Schedule II may be amended from time to time (collectively, the "Borrowers"), the Banks named therein, and PNC Bank, National Association, as Administrative Bank for the Banks (the "Administrative Bank")

Dear ____________:

     You have requested information concerning the Borrowers in connection with a potential assignment to you or participation of [a portion of] our interest in the captioned credit facility (the "Information"). The Information has been provided by a number of sources, including the Borrowers. While the Information is believed to be reliable, no representation is made or has been made by the undersigned (the "Assignor") or the Administrative Bank as to the accuracy or completeness of the Information. In addition, certain financial models are presented in the Information, which models were prepared by the Borrowers. Neither the Assignor nor the Administrative Bank makes any representation as to the reasonableness of such assumptions or as to any other financial information contained in the models. Each recipient is urged to make its own evaluation of the financial models (including the assumptions on which they are based). By receipt of the Information, the recipient agrees that the Assignor and the Administrative Bank shall have no liability for any misstatement or omission of fact or for any opinion expressed herein.

     The Assignor has provided the Information on a confidential basis and expects it to be used for the sole purpose of considering the purchase of an interest in the referenced credit facility provided to the Borrowers. By receipt of the Information, the recipient agrees that the Information will be kept confidential and will not, without the prior written consent of the Borrowers, the Assignor and the Administrative Bank, be disclosed by the recipient in any manner whatsoever, in whole or in part, and will not be used other than in connection with the transaction described herein. The recipient shall be responsible for any breach of this Confidentiality Agreement by its agents, employees and representatives. The Borrowers shall be considered third party beneficiaries of this agreement between Assignor and Assignee or Participant. Moreover, the recipient agrees to transmit the Information only to its agents, employees and representatives who need to know the contents of the Information for the purpose of evaluating the credit facility and who are informed of the confidential nature of the Information. Should the recipient decline to purchase an interest in the credit facility, the recipient shall return all materials supplied by the Assignor or the Administrative Bank as soon as possible to the entity which furnished such materials to the recipient and, in any event, promptly upon request.

         The Information shall not be photocopied, reproduced or distributed to other at any time without the prior consent of the Borrowers, the Assignor and the Administrative Bank.




                                 [NAME OF POTENTIAL ASSIGNOR]



                                 By:
                                    ------------------------------------


                                 Title:
                                      ----------------------------------


ACKNOWLEDGED AND AGREED AS OF THE
________DAY  OF   ___________________,
19____


[POTENTIAL ELIGIBLE ASSIGNEE]


By:

Title:

                                      1-2

                                    EXHIBIT J
                                    ---------

                             STOCK PLEDGE AGREEMENT
                             ----------------------

        [NOTE: THE STOCK PLEDGE AGREEMENTS WILL BE AMENDED AND RESTATED.
                  DRAFTS OF THESE WILL BE PROVIDED SEPARATELY]

                                    EXHIBIT K
                                    ---------

                           FORM OF SECURITY AGREEMENT
                           --------------------------

                   [THIS FORM IS TO BE USED FOR NEW BORROWERS]

     This is a Security Agreement dated as of June _, 1998 (this "Agreement"), between _________________, a _______________ corporation with principal office and place of business in Louisville, Kentucky (the "Maker") and PNC BANK, NATIONAL ASSOCIATION, a National banking association (hereafter referred to as the "Administrative Bank"). The Administrative Bank at all times under this Agreement is acting for and on behalf of the Banks as defined in the Loan Agreement dated December 23, 1996, as amended and restated by the 1998 Amended and Restated Loan Agreement dated as of June 30, 1998, as amended from time to time (the "Loan Agreement"), by and among the identified on SCHEDULE II of the Loan Agreement (the "Borrowers"), the Administrative Bank and the Banks. All references to the Administrative Bank shall be deemed to be a reference to the Administrative Bank as agent for and on behalf of the Banks.

                             RECITALS

     A. The Borrower, the Borrowers identified on SCHEDULE II of the Loan Agreement (the "Borrowers"), and the Banks are entering into a Loan Agreement dated as of the date of this Agreement (the "Loan Agreement"), pursuant to which, among other things, the Banks have agreed to provide the Borrowers with the Revolving Credit Facility and the Letter of Credit Subfacility and PNC has agreed to provide the Borrowers with the Swing Line Credit Facility. Any terms not specifically defined herein shall have the meaning set forth in the Loan Agreement.

     B. The Borrower is entering into this Agreement to secure the payment of the Revolving Credit Facility and the Letter of Credit Subfacility to the Banks, and the Borrower's other Obligations to the Banks, as well as to secure the payment of the Swing Line Credit Facility to PNC.

     C. This Agreement is being entered into concurrently with the extension of the Revolving Credit Facility, the Letter of Credit Subfacility, and the Swing Line Credit Facility and the Banks are extending the Revolving Credit Facility and the Letter of Credit Subfacility and PNC is extending the Swing Line Credit Facility in reliance up the Borrower's obligations evidenced by this Agreement.

     NOW, THEREFORE, the Borrower and the Administrative Bank agree as follows:

     1. DEFINITIONS. Capitalized terms not otherwise defined herein shall have the meanings given them in the Loan Agreement. In addition, the following terms shall have the following meanings, and the meanings assigned to all capitalized terms used herein shall be equally applicable to both the singular and plural forms of the terms defined:

          "Accounts Receivable" means all (a) rights to payment for any goods sold or services performed, whether such right to payment exists on the date of this Agreement or is created thereafter, and whenever and wherever acquired, whether or not such right to payment has been earned by performance, and whether or not such right to payment is evidenced by any Document, Instrument or Chattel Paper, and all claims against common carriers for goods and Inventory lost in transit; and (b) the proceeds or products of any of the foregoing. The term "Accounts Receivable" includes the term "account" as defined in KRS 355.9-106. The amount of an Account Receivable shall be the amount of the receivable net of all discounts.

         "Chattel Paper" means a writing or writings defined in Section 9-105 of the Uniform Commercial Code.

         "Collateral" means any or all of the property in which the Borrower grants to the Administrative Bank a security interest under SECTION 2 of this Agreement.

         "Document" means a document of title as defined in KRS 355.1-201 and a receipt of the kind described in KRS 355.7-201.

         "Event of Default" shall have the meaning given that term in SECTION 8 of this Agreement.

         "General Intangibles" means all personal property (including things in action) other than goods, accounts, chattel paper, documents and instruments (all as defined in the Uniform Commercial Code), whether such personal property is owned on the date of this Agreement, or is acquired thereafter, and shall include, but is not limited to, all existing and future royalties, rights, claims, benefits and proceeds in, under or to any franchise agreements, insurance policies, customer lists, choses in action, books, records, patents and patents applications, copyrights, trademarks, trade names, trade secrets, sales contracts, licenses, certificates of need, permits, tax and any other types of refunds, returned and unearned insurance premiums, claims, product designs, drawings, technical data, computer programs, computer tapes and software, catalogs, blue prints, contract rights, and all rights as an unpaid vendor or lienor, including stoppage in transit, replevin or reclamation. The term "General Intangible" includes "general intangible" as defined in KRS 355.9-105.

         "Instrument" means a negotiable instrument as defined in KRS 355.3-104.

         "Inventory" means inventory as defined in KRS 355.9-109.

         "Regulatory Restrictions" means laws and regulations governing licenses, permits, certificates of need and contracts related thereto.

         "Secured Obligations" means all of the obligations secured by this Agreement as set forth in SECTION 3 of this Agreement.

          "Uniform Commercial Code" means the Uniform Commercial Code as in effect in the Commonwealth of Kentucky.

          "Unmatured Default" means the happening of any event or occurrence which, together with the giving of any required notice or the passage of any required period of time, or both, would constitute an Event of Default.

      2. GRANT OF SECURITY Interests.

      1. The Borrower grants to the Administrative Bank a security interest in the following property (the "Collateral"):

         1. all of the Borrower's right, title and interest in and to its Accounts Receivable;

         2. all of the Borrower's right, title and interest in and to its General Intangibles;

         3. any and all property which the Borrower receives or is or may hereafter be entitled to receive on account of any collections of or with respect to the Borrower's Accounts Receivable, or any Chattel Paper, Documents and Instruments in payment of or substitution for any of the Borrower's Accounts Receivable or the Borrower's General Intangibles, or any part thereof; and

         4. any and all property which the Borrower receives or which the Borrower may hereafter become entitled to receive on account of any sale, exchange, transfer or other disposition of the Borrower's Accounts Receivables or General Intangibles, or any part thereof.

   2. The Borrower grants a further security interest to the Administrative Bank in the proceeds and products of any sale, exchange, collection or other disposition of the Collateral or any part thereof.

         3. OBLIGATIONS SECURED. The security interests granted by the Borrower hereby secure the payment and performance of all of the following Secured
Obligations: (a) any and all indebtedness of the Borrower to the Banks evidenced by the Revolving Credit Notes, the Swing Line Notes, the Application and Agreements for Letters of Credit and any and all obligations contained in the Loan Agreement; (b) any and all of the representations, warranties, obligations, agreements, covenants and promises of the Borrower contained in the Loan Agreement, the Revolving Credit Notes, the Swing Line Notes, the Application and Agreements for Letters of Credit, this Agreement and the other Loan Instruments; and (c) any and all indebtedness, obligations and liabilities of the Borrower to the Banks, however evidenced, whether now existing or hereafter arising, direct or indirect, absolute or contingent, or acquired by the Banks, including without limitation, any and all other indebtedness, liabilities and obligations of Borrower to the Banks that exist on the date of this Agreement, or arise or are created or acquired after the date of this Agreement, regardless of whether of the same or of a different class or type as the indebtedness evidenced by the Revolving Credit

Notes, the Swing Line Notes, the Application and Agreements for
Letters of Credit and/or the other Loan Instruments, and whether or not the creation thereof was reasonably foreseeable or would be naturally contemplated by the Borrower or the Banks as the date of this Agreement.

        4. REPRESENTATIONS AND WARRANTIES. To induce the Administrative Bank to enter into this Agreement, any and all of the representations and warranties made by the Borrower in the Loan Agreement and the other Loan Instruments are incorporated herein by reference, and the Borrower further represents, warrants and agrees as follows:

               a. The Borrower has full right, power, authority and capacity to enter into and perform this Agreement; and this Agreement has been duly entered into and delivered and constitutes a legal, valid and binding obligation of the Borrower enforceable in accordance with its terms.

               b. Except as affected by the Regulatory Restrictions, the Borrower has good and marketable title to the Borrower's Collateral, and the Collateral is not subject to any lien, charge, pledge, encumbrance, claim or security interest other than the security interests created by this Agreement.

3. The Borrower's chief place of business and assets are located at the locations set forth in EXHIBIT A hereto. The Borrower will maintain its books and records at the chief place of business identified in EXHIBIT A hereto.

4. The Collateral is used and will be used for business use only.

5. The Borrower, within 30 days after the execution and delivery of this Agreement, shall provide the Administrative Bank with a listing of any names under which the Borrower has conducted business within the five (5) consecutive years last preceding the date of this Agreement.

6. The Borrower understands and acknowledges that the Banks are extending Revolving Credit Facility and the Letter of Credit Subfacility and that PNC is extending the Swing Line Credit Facility to the Borrower in reliance upon the security interests granted by the Borrower evidenced by this Agreement. The Borrower intends to induce the Banks to extend the Revolving Credit Facility and the Letter of Credit Subfacility, and to induce PNC to extend the Swing Line Credit Facility, recognizing that such inducement results in this Agreement becoming legally valid and enforceable.

        5. DURATION OF SECURITY INTERESTS. The Administrative Bank, its successors and assigns, shall hold the security interests created hereby upon the terms of this Agreement, and this Agreement shall continue until the Revolving Credit Notes, the Swing Line Note and the Application and Agreements for Letters of Credit have been paid in full, the other Secured Obligations have been performed, executed, or satisfied in their entirety, and no commitment to lend or extend credit which is intended to be secured hereby remains outstanding. After payment of any part of the Secured

Obligations, the Administrative Bank may, at its option, retain all or any portion of the Collateral as security for any remaining Secured Obligations and retain this Agreement as evidence of such security. The security interests granted hereunder shall not be impaired or affected by any renewals or extensions of time for payment of any of the Secured Obligations, or by release of any party liable on the Secured Obligations; by any acquisition, release or surrender of other security, collateral or guaranty; by delay in enforcement of payment of any of the Secured Obligations; or by delay in enforcement of any security.

        6. CERTAIN NOTICES. The Borrower shall notify the Administrative Bank of any and all changes of location of the Borrower's chief place of business and of the registered office of the Borrower's registered agent in Kentucky, and of the books and records with respect to any Accounts Receivable and of the location of any other of the Collateral at least 30 days prior to effecting any such change.

        7. COVENANT NOT TO DISPOSE OF OR IMPAIR COLLATERAL. Except as may be required by the Regulatory Restrictions, the Borrower shall not, without the prior written consent of the Administrative Bank, sell, transfer or otherwise dispose of the Collateral, or any part thereof or interest therein, except (a) collections of Accounts Receivable permitted under this Agreement and (b) otherwise as permitted by the Loan Instruments. The Borrower shall not permit any of the Collateral to be levied upon under any legal process, nor permit anything to be done that may impair the value of the Collateral or the security intended to be provided by this Agreement.

        8. DEFAULT. The occurrence of an Event of Default under the Loan Agreement shall constitute a default under this Agreement (an "Event of Default").

        9. REMEDIES. Upon any Event of Default, the Administrative Bank, in addition to exercising all other rights or remedies, may proceed to exercise with respect to the Collateral all rights, options and remedies of a secured party upon default as provided for under the Uniform Commercial Code. The rights of the Administrative Bank upon an Event of Default shall include, without limitation, any and all rights and remedies in any and all other Loan Instruments, agreements and other writings between the Administrative Bank and the Borrower, all rights and remedies as provided by law, in equity or otherwise, and in addition thereto, the following:

               a. The right to require the Borrower to assemble the Collateral and the books and records with respect to Accounts Receivable and make them available to the Administrative Bank at a place or places to be designated by the Administrative Bank which is reasonably convenient to the Borrower and the Administrative Bank.

               b. The right to sell the Collateral at public or private sale in one or more lots in accordance with Uniform Commercial Code. The Administrative Bank may bid upon and purchase any or all of the Collateral at any public sale thereof, and shall be entitled to apply the unpaid portion of the Secured Obligations as a credit against the purchase price. The Administrative Bank's purchase of all or any of the Collateral shall extinguish the Borrower's rights under Section 9-506 of the Uniform Commercial Code upon application of the unpaid portion of the Secured Obligations.

The Administrative Bank shall be entitled to apply the proceeds of any such sale to the satisfaction of the Secured Obligations and to expenses incurred in realizing upon the Collateral in accordance with the Uniform Commercial Code.

               c. The right to notify the account debtors on all or any part of the Borrower's Accounts Receivable of the Administrative Bank's interest therein and to require such account debtors to begin making payments directly to the Administrative Bank regardless of whether the Borrower was previously making collections on all or any part of the Borrower's Accounts Receivable. The Administrative Bank shall have the right to proceed against any such account debtors in its own name, or in the name of the Borrower (as appropriate) with or without the consent of the Borrower. The Administrative Bank may retain any such payments or collections and apply them to the satisfaction of the Secured Obligations and to expenses incurred in collection, all in accordance with the Uniform Commercial Code.

               d. The right to recover the reasonable expenses of taking possession of any of the Collateral that may be reduced to possession, preparing the Collateral for sale, selling the Collateral, collecting all or any part of the Borrower's Accounts Receivable, and other like expenses.

               e. The right to recover all of the Administrative Bank's expenses of collection, including, without limitation, court costs and reasonable attorneys' fees and disbursements incurred in realizing upon the Collateral or enforcing or attempting to enforce any provision of this Agreement.

               f. Subject to applicable Regulatory Restrictions, the right to retain the Collateral and become the owner thereof, in accordance with the provisions of the Uniform Commercial Code.

7. The right to proceed by appropriate legal process at law or in equity to enforce any provision of this Agreement or in aid of the execution of any power of sale, or for foreclosure of the security interests of the Administrative Bank, or for the sale of the Collateral under the judgment or decree of any court.

8. The right to enter any premises where any Collateral may be located for the purpose of taking possession or removing the same.

        10. CUMULATIVE REMEDIES. The rights and remedies of the Administrative Bank shall be deemed to be cumulative, and any exercise of any right or remedy shall not be deemed to be an election of that right or remedy to the exclusion of any other right or remedy. Notwithstanding the foregoing, the Administrative Bank shall be entitled to recover by the cumulative exercise of all remedies no more than the sum of (a) the Secured Obligations at the time of exercise of remedies, plus (b) the costs, fees and expenses the Administrative Bank is otherwise entitled to recover.

        11. WAIVERS. The Borrower acknowledges that this Agreement involves the grant of multiple security interests, and the Borrower hereby waives, to the extent permitted by applicable law, (a) any requirement of marshaling assets or proceeding against Persons or assets in any particular order, and (b) any and all notices of every kind and description which may be required to be given by any statute or rule of law and any defense of any kind which the Borrower may now or hereafter have with respect to the rights of the Administrative Bank with respect to the Collateral under this Agreement.

        12.    COLLECTIONS FROM ACCOUNTS RECEIVABLE.

               a. At any time when the Administrative Bank may exercise remedies under SECTION 9 of this Agreement, the Administrative Bank shall have the right to notify account debtors obligated on any or all Accounts Receivable to make payments directly to the Administrative Bank.

               b. Until the Administrative Bank requests that account debtors of Accounts Receivable be notified of the Administrative Bank's security interest created at a time when the Administrative Bank may exercise remedies under
SECTION 9 of this Agreement, the Borrower shall continue to collect payments on the Borrower's Accounts Receivable and use the proceeds thereof in the ordinary course of business. In any event, if any Event of Default has occurred and is continuing, the Borrower may not use the proceeds from payments on Accounts Receivable to satisfy any indebtedness to any Person other than the Administrative Bank. If the Borrower collects payments on any Accounts Receivable after an Event of Default has occurred and while it is continuing, the Borrower shall hold the proceeds received from that collection as a constructive trust for the Administrative Bank and shall turn over such proceeds to the Administrative Bank immediately upon demand in the identical form received, if so requested by the Administrative Bank. In the event of such payment, the Administrative Bank shall credit the proceeds as payment of the Secured Obligations first to costs or penalties if any, second to interest, and then to principal. Any credit given to the Borrower for proceeds in form other than cash shall be conditional upon final payment to the Borrower in cash or solvent credit of the items, and if any item is not paid the amount of any credit given for it shall be charged to the Borrower whether or not the item is returned, and such amount shall be a part of the obligations secured by this Agreement.

               c. The Borrower shall have no power to, and shall not, waive, compromise or discount any Accounts Receivable, without the prior written consent of the Administrative Bank, except for (1) ordinary trade discounts and allowances for payment within thirty days of the date of invoice or billing, and
(2) discounts or allowances in the ordinary course of collecting Accounts Receivable.

               d. It is the understanding of Administrative Bank and Borrower that Borrower's Accounts Receivable will ordinarily not be evidenced by promissory notes, trade acceptances, Instruments or Chattel Paper. To the extent that any Account Receivable shall be evidenced by a promissory note, trade acceptance, Instrument or Chattel Paper with an original principal balance of $50,000 or more, the Borrower (as appropriate) shall immediately deliver such promissory note, trade acceptance, Instrument or Chattel Paper to the Administrative Bank, appropriately endorsed to the Administrative Bank's order. The Borrower authorizes the Administrative Bank to endorse same on the Borrower's behalf and hereby waives presentment, demand, notice of dishonor, protest and notice of protest and all other notices with respect thereto.

        13. THE ADMINISTRATIVE BANK AS AGENT FOR THE BORROWER. The Borrower hereby irrevocably constitutes the Administrative Bank as the Borrower's agent and attorney-in-fact at any time during any period when the Administrative Bank may exercise the remedies set forth in SECTION 9 of this Agreement, to (a) proceed against account debtors obligated on Accounts Receivable in the Borrower's name or in the Administrative Bank's name, and (b) sign and endorse all checks, drafts and other Chattel Paper, Documents and Instruments in payment of Accounts Receivable, and (c) perform all such other acts with respect to Accounts Receivable as the Administrative Bank may in its discretion deem necessary to effectuate the security intended to be granted in this Agreement.

        14. SPECIAL COLLECTION PROCEDURE. Upon the Administrative Bank's demand at any time when the Administrative Bank may exercise remedies under SECTION 9 of this Agreement, the Borrower shall forthwith, upon receipt of all checks, drafts, cash and other remittances in payment or on account of Accounts Receivable by the Borrower, deposit the same in a special bank account maintained with the Administrative Bank over which the Administrative Bank alone, to the exclusion of the Borrower, has the power of withdrawal. The funds in such account shall be held by the Administrative Bank for application toward the Secured Obligations. Such proceeds paid on Accounts Receivable shall be deposited in precisely the form received, except for the endorsement of the Borrower where necessary to permit collection of items, which endorsement the Borrower agrees to make and which the Administrative Bank is also hereby authorized by to make in the Borrower's name and on the Borrower's behalf as attorney-in-fact. Pending such deposit, the Borrower agrees that the Borrower will not commingle any such checks, drafts, cash and other remittances with any other funds or property, but will hold them separate and apart therefrom in express trust for the Administrative Bank until deposited in that special account. The Administrative Bank will, once each day, apply the whole or any part of the collected funds on deposit in such special account against the principal and/or interest of the Secured Obligations, the order and method of such application being in the sole discretion of the Administrative Bank. Any portion of the funds in the special account which the Administrative Bank elects not to apply as provided in the preceding sentence may be paid over by the Administrative Bank to the Borrower or may be retained in the special account, at the Administrative Bank's sole discretion, as continuing security and in which the Borrower hereby grants to the Administrative Bank security interests for all the Secured Obligations.

        15. BOOKS AND RECORDS. The Borrower shall maintain books and records with respect to Accounts Receivable in form and manner reasonably satisfactory to the Administrative Bank, and the Administrative Bank shall have the right during business hours with reasonable notice to inspect any and all of the business properties, premises or books and records of the Borrower relating to Accounts Receivable or other Collateral or the proceeds thereof. The Borrower further agrees from time to time to furnish such reports, data and financial statements with respect to the Collateral as the Administrative Bank may reasonably request from time to time.

        16. CERTAIN OBLIGATIONS REGARDING Collateral. The Borrower shall keep the Collateral free and clear of any and all liens other than (i) liens, if any, imposed by the Regulatory Restrictions and (ii) the security interests created in favor of the Administrative Bank under this Agreement or permitted by the Loan Instruments, and shall declare and pay any and all fees, assessments, charges and taxes allocable to the Collateral, or which might result in a lien against the Collateral if left unpaid unless the Borrower at the Borrower's own expense is contesting the validity or amount thereof in good faith by an appropriate proceeding timely instituted which shall operate to prevent the collection or satisfaction of the lien or amount so contested. If the Borrower fails to pay such amount and is not contesting the validity or amount thereof in accordance with the preceding sentence, the Administrative Bank may, but is not obligated to, pay such amount, and such payment shall be deemed conclusive evidence of the legality or validity of such amount. The Borrower shall promptly reimburse the Administrative Bank for any and all payments made by the Administrative Bank in accordance with the preceding sentence, and until reimbursement, such payments shall be part of the Secured Obligations.

        17. USE AND INSPECTION OF COLLATERAL. The Borrower shall not use the Collateral in violation of any statute or ordinance, and the Administrative Bank shall have the right, at reasonable hours, to inspect the Collateral at the premises of the Borrower or wherever the Collateral may be located.

        18. NOTICE.

                     a. Any requirement of the Uniform Commercial Code or other applicable law of reasonable notice shall be met if such notice is given at least five (5) business days before the time of sale, disposition or other event or thing giving rise to the requirement of notice.

                     b. All notices and other communications under this Agreement shall be delivered in accordance with and subject to Section 14 of the Loan Agreement.

        19. FURTHER ASSURANCE. The Borrower shall sign from time to time such financing statements and other documents and instruments and take such other actions as the Administrative Bank may request from time to time to more fully create, perfect, continue, maintain or terminate the security interests in the Collateral intended to be created in this Agreement.

        20.    MISCELLANEOUS.

               a. Failure by the Administrative Bank to exercise any right shall not be deemed a waiver of that right, and any single or partial exercise of any right shall not preclude the further exercise of that right. Every right of the Administrative Bank shall continue in full force and effect until such right is specifically waived in a writing signed by the Administrative Bank.

               b. If any part, term or provision of this Agreement is held by any court to be prohibited by any law applicable to this Agreement, the rights and obligations of the parties shall be construed and enforced with that part, term or provision enforced to the greatest extent allowed by law, or if it is totally unenforceable, as if this Agreement did not contain that particular part, term or provision.

               c. The headings in this Agreement have been included for ease of reference only, and shall not be considered in the construction or interpretation of this Agreement.

               d. This Agreement shall inure to the benefit of the Administrative Bank, its successors and assigns, and all obligations of the Borrower shall bind the Borrower's successors and assigns.

               e. To the extent allowed under the Uniform Commercial Code, this Agreement shall in all respects be governed by and construed in accordance with the laws of the Commonwealth of Kentucky.

               f. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof. No change, modification, addition or termination of this Agreement shall be enforceable unless in writing and signed by the party against whom enforcement is sought.

               g. This Agreement may be signed by each party upon a separate copy, and in such cases one counterpart of this Agreement shall consist of enough of such copies to reflect the signature of each party.

               h. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement or the terms thereof to produce or account for more than one such counterpart.

         9. The Borrower consents to one or more actions being instituted and maintained in the Jefferson County, Kentucky, Circuit Court to enforce this Agreement and/or one or more of the other Loan Instruments, and waives any objection to any such action based upon lack of personal or subject matter jurisdiction or improper venue. The Borrower agrees that any process or other legal summons in connection with any such action or proceeding may be served by mailing a copy thereof by certified mail, or any substantially similar form of mail, addressed to the Borrower as provided in SECTION 18 above.

         10. The Borrower acknowledges that the Borrower has received a copy of this Agreement and each of the other Loan Instruments, as fully executed by the parties thereto. The Borrower acknowledges that the Borrower (a) has READ THIS AGREEMENT AND THE OTHER LOAN INSTRUMENTS OR HAS CAUSED SUCH DOCUMENTS TO BE EXAMINED BY THE BORROWER'S REPRESENTATIVES OR ADVISORS; (b) is thoroughly familiar with the transactions contemplated in this Agreement and the other Loan Instruments; and (c) has had the opportunity to ask such questions to representatives of the Administrative Bank, and receive answers thereto, concerning the terms and conditions of the transactions contemplated in this Agreement and the other Loan Instruments as the Borrower deems necessary in connection with the Borrower's decision to enter into this Agreement.

        IN WITNESS WHEREOF, the Borrower and the Administrative Bank have executed and delivered this Agreement as of the date set out in the preamble hereto, but actually on the dates set forth below.


                                      BORROWER:
                                      ---------

                                      -----------------------


                                      BY
                                        ----------------------------
                                         Authorized Officer


                                      Date: ___________________



                                      ADMINISTRATIVE BANK:


                                      PNC BANK, NATIONAL ASSOCIATION


                                      By
                                        ------------------------------
                                        Ben Willingham, Vice President

                                      Date: ______________________

                                    EXHIBIT A

1.      [NEW BORROWER NAME]
        State of incorporation:
        Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky
        Qualified/not qualified to do business in Kentucky:
        Locations of operations:
        Qualified to do business in:
        Any name, other than name of Corporation, used for conducting business in the last five (5) years:
        Filing Locations:

                                    EXHIBIT L
                                    ---------


                        FORM OF UCC-1 FINANCING STATEMENT
                        ---------------------------------

                     EXHIBIT A TO UCC-1 FINANCING STATEMENT

DESCRIPTION OF COLLATERAL:

All of the Debtor's Accounts Receivable, General Intangibles and products and proceeds thereof.

DEFINITIONS:

"Accounts Receivable" means all (a) rights to payment for any goods sold or services performed, whether such right to payment exists on the date of this UCC-1 financing statement or is created thereafter, and whenever and wherever acquired, whether or not such right to payment has been earned by performance, and whether or not such right to payment is evidenced by any document, instrument or chattel paper, and all claims against common carriers for goods and inventory lost in transit; and (b) the proceeds or products of any of the foregoing. The amount of an Account Receivable shall be the amount of the receivable net of all discounts.

"General Intangibles" means all personal property (including things in action) other than goods, accounts, chattel paper, documents and instruments (all as defined in the Uniform Commercial Code), whether such personal property is owned on the date of this UCC-1 financing statement, or is acquired thereafter, and shall include, but is not limited to, all existing and future royalties, rights, claims, benefits and proceeds in, under or to any franchise agreements, insurance policies, customer lists, choses in action, books, records, patents and patents applications, copyrights, trademarks, trade names, trade secrets, sales contracts, licenses, certificates of need, permits, tax and any other types of refunds, returned and unearned insurance premiums, claims, product designs, drawings, technical data, computer programs, computer tapes and software, catalogs, blue prints, contract rights, and all rights as an unpaid vendor or lienor, including stoppage in transit, replevin or reclamation.

                             EXHIBIT M
                             ---------

                   FORM OF ASSUMPTION AGREEMENT
                   ----------------------------


         [THIS FORM OF ASSUMPTION AGREEMENT IS TO BE USED WHEN A NEW BORROWER JOINS THE BORROWER GROUP IN BETWEEN AMENDMENT TO THE LOAN DOCUMENTS. IT MAY BE AMENDED TO INSERT A CONSOLIDATED SUBSIDIARY FOR RES-CARE, WHERE A CONSOLIDATED SUBSIDIARY OWNS SHARES OF A NEW BORROWER]

         This is an Assumption Agreement dated as of ________, 199_, (this "Agreement"), between PNC BANK, NATIONAL ASSOCIATION, a National banking association (hereafter referred to as the "Administrative Bank"), RES-CARE, INC., a Kentucky corporation with principal office and place of business in Louisville, Kentucky ("Res-Care") and ___________, a _______________ corporation (the New Borrower"). The Administrative Bank at all times under this Agreement is acting for and on behalf of the Banks as defined in the Loan Agreement dated December 23, 1996, as amended and restated by the 1998 Amended and Restated Loan Agreement dated as of June 30, 1998, as amended from time to time (the "Loan Agreement"), as amended, by and among the Borrowers, the Administrative Bank and the Banks. Any terms not specifically defined herein shall have the meaning set forth in the Loan Agreement. All references to the Administrative Bank shall be deemed to be a reference to the Administrative Bank as agent for and on behalf of the Banks.

                             RECITALS

         A. Res-Care, the Borrowers and the Banks have entered into the Loan Agreement, pursuant to which, among other things, the Banks have agreed to provide the Borrowers with the Revolving Credit Facility and the Letter of Credit Subfacility and PNC has agreed to provide the Borrowers with the Swing Line Credit Facility.

         B. The New Borrower has become a Consolidated Subsidiary of Res-Care. As such, it may have access to the proceeds of Revolving Credit Loans, Swing Line Loans and the issuance of Letters of Credit. Under the terms of Section
7.10 of the Loan Agreement, the New Borrower, upon becoming a Consolidated Subsidiary, is required to execute and deliver this Assumption Agreement and other related documents in favor of the Administrative Bank.

         C. The New Borrower wishes to execute and deliver this Assumption Agreement and other related documents in favor of the Administrative Bank and to avail itself of the benefits, and to subject itself to the obligations, of the Loan Agreement and the other Loan Instruments.

         NOW, THEREFORE, the New Borrower, Res-Care and the Administrative Bank agree as follows:

         1. ASSUMPTION OF OBLIGATIONS. The New Borrower hereby assumes all Obligations and liabilities of the Borrowers to the Banks under the Loan Agreement, the Revolving Credit

Notes, the Swing Line Note and the Applications and Agreements for Letters of credit, as fully as if the New Borrower had executed each of the Loan Agreement, the Revolving Credit Notes, the Swing Line Note and the Applications and Agreements for Letters of Credit on June _, 1998, and on each date of subsequent amendment thereof. The Loan Agreement, the Revolving Credit Notes, the Swing Line Note and the Applications and Agreements for Letters of Credit shall each be deemed to be amended by this Agreement and to incorporate this Agreement by reference.

     2. PARTY TO LOAN Instruments. By the execution and delivery of this Agreement, the New Borrower is hereby made a party to each of the Loan Agreement, the Revolving Credit Notes, the Swing Line Note and the Applications and Agreements for Letters of Credit, as amended. The New Borrower hereby acknowledges receipt of copies of the Loan Agreement, the Revolving Credit Notes, the Swing Line Note and the Applications and Agreements for Letters of Credit.

     3. SECURITY INTEREST. To secure its obligations to the Banks under the Loan Agreement, the Revolving Credit Notes, the Swing Line Note and the Applications and Agreements for Letters of Credit, the New Borrower has executed and delivered to the Administrative Bank a Security Agreement, in the form attached to the Loan Agreement as EXHIBIT K, and UCC-1 financing statements, in the form attached to the Loan Agreement as EXHIBIT L.

     4. RESOLUTIONS. The New Borrower has provided the Administrative Bank with a unanimous written action or resolution of its Board of Directors, approving the execution and delivery of this Agreement and all documents related thereto.

     5. CERTIFICATE OF INCORPORATION AND BYLAWS. The New Borrower has provided the Administrative Bank with copies of its Certificate of Incorporation or Articles of Incorporation, as applicable, and its Bylaws.

     6. PLEDGE OF SHARES OF NEW BORROWER. Res-Care, as the owner of the outstanding shares of the New Borrower, has executed and delivered to the Administrative Bank an Amendment to Stock Pledge Agreement, pledging its shares of the New Borrower to the Administrative Bank, and has delivered the certificates representing such shares to the Administrative Bank.

     IN WITNESS WHEREOF, the New Borrower, Res-Care, on behalf of itself and the other Borrowers, and the Administrative Bank have executed and delivered this Agreement as of the date set out in the preamble hereto, but actually on the dates set forth below.


                                      NEW BORROWER:


                                      -------------------------


                                      BY
                                        ------------------------

                                        Authorized Officer

                                        Date: _________, 199_




                                        RES-CARE,
                                        INC.

                                        on behalf of itself and all Borrowers
                                        listed on Schedule II to the Loan
                                        Agreement, as that Schedule II may be
                                        amended from time to time (collectively, the "Borrowers")


                                        BY
                                          -------------------------------------
                                           Ronald G. Geary, President

                                        Date: ____________, 199_



                                        ADMINISTRATIVE BANK:
                                        --------------------


                                        PNC BANK, NATIONAL ASSOCIATION



                                        BY
                                          ------------------------------------
                                          Ben Willingham, Vice President


                                          Date: ____________, 199_

                                    EXHIBIT N
                                    ---------


                   FORM OF AMENDMENT TO STOCK PLEDGE AGREEMENT
                   -------------------------------------------

     This is an Amendment to Stock Pledge Agreement dated as of ________, 199_, (this "Agreement"), between PNC BANK, NATIONAL ASSOCIATION, a National banking association (hereafter referred to as the "Administrative Bank") and RES-CARE, INC., a Kentucky corporation with principal office and place of business in Louisville, Kentucky ("Res-Care"). The Administrative Bank at all times under this Agreement is acting for and on behalf of the Banks as defined in the Loan Agreement dated December 23, 1996, as amended and restated by the 1998 Amended and Restated Loan Agreement dated as of June 30, 1998 by and among the Borrowers, the Administrative Bank and the Banks, as amended (the "Loan Agreement"). Any terms not specifically defined herein shall have the meaning set forth in the Loan Agreement. All references to the Administrative Bank shall be deemed to be a reference to the Administrative Bank as agent for and on behalf of the Banks.

                             RECITALS

     A. Res-Care, the other Borrowers and the Banks have entered into the Loan Agreement, pursuant to which, among other things, the Banks have agreed to provide the Borrowers with the Revolving Credit Facility and the Letter of Credit Subfacility and PNC has agreed to provide the Borrowers with the Swing Line Credit Facility.

     B. _________________, a _____________ corporation with principal office and place of business in Louisville, Kentucky (the "New Borrower") has become a Consolidated Subsidiary of Res-Care and a Borrower under the Loan Instruments. Under the terms of Section 7.10 of the Loan Agreement, Res-Care is required to execute and deliver this Amendment to Stock Pledge Agreement and other related documents in favor of the Administrative Bank and to deliver the share certificates of the New Borrower to the Administrative Bank in pledge.

     C. Res-Care wishes to execute and deliver this Agreement and other related documents in favor of the Administrative Bank and to deliver the share certificates of the New Borrower to the Administrative Bank in pledge.

     NOW, THEREFORE, Res-Care and the Administrative Bank agree as follows:

     1. AMENDMENT OF STOCK PLEDGE AGREEMENT. The Stock Pledge Agreement is hereby amended by the amendment of Exhibit A of the Stock Pledge Agreement to include the shares described in Exhibit 1 hereto. The shares described on
Exhibit 1 hereto are hereby deemed to be "Pledged Shares" under the Stock Pledge Agreement. The Stock Pledge Agreement is hereby deemed to be amended by this Agreement and to incorporate this Agreement by reference.

     2. DELIVERY OF PLEDGED SHARES. To secure its obligations to the Banks under the Loan Agreement, the Revolving Credit Notes, the Swing Line Note and the Applications and Agreements for Letters of Credit, Res-Care has delivered to the Administrative Bank the share certificates evidencing the Pledged Shares that are described in Exhibit 1 hereto.

     IN WITNESS WHEREOF, Res-Care and the Administrative Bank have executed and delivered this Agreement as of the date set out in the preamble hereto, but actually on the dates set forth below.



                                        RES-CARE, INC.



                                        BY
                                          -------------------------------------
                                           Authorized Officer

                                        Date: ____________, 199_



                                        ADMINISTRATIVE BANK:
                                        --------------------


                                        PNC BANK, NATIONAL ASSOCIATION



                                        BY
                                          ------------------------------------
                                          Ben Willingham, Vice President


                                        Date: ____________, 199_

                                    EXHIBIT 1

              List of Pledged Shares of New Consolidated Subsidiary

                                    EXHIBIT O
                                    ---------

                             STOCK PLEDGE AGREEMENT
                             ----------------------

         [FOR PLEDGE OF SHARES/INTERESTS IN PERSONS OTHER THAN CONSOLIDATED SUBSIDIARIES]

     This STOCK PLEDGE AGREEMENT, is made and entered into as of the _____ day of June, 1998, by and between (i) ____________, a _________ corporation with principal office and place of business in Louisville, Kentucky (the "Maker"), and (ii) PNC BANK, NATIONAL ASSOCIATION, a National banking association with principal office and place of business in Louisville, Kentucky ("PNC"), in its capacity as the Administrative Bank under the Loan Agreement (as defined below) for and representative of the Banks (as defined below) (PNC, in its capacity as the Administrative Bank for and representative of the Banks under the Loan Agreement dated as of December 23, 1996, as amended and restated by the 1998 Amended and Restated Loan Agreement dated as of June 30, 1998, as amended from time to time (the "Loan Agreement"), is referred to herein as the "Administrative Bank"). The Administrative Bank at all times under this Agreement is acting for and on behalf of the Banks as defined in the Loan Agreement. All references to the Administrative Bank shall be deemed to be a reference to the Administrative Bank as agent for and on behalf of the Banks.

                    P R E L I M I N A R Y S T A T E M E N T:

     A. Pursuant to that certain Loan Agreement of even date herewith,(a) the Banks have established a revolving line of credit in the principal amount of One Hundred Seventy Five Million Dollars ($175,000,000.00) in favor of the Borrowers (the "Revolving Credit Facility"), (b) the Banks have committed to issue letters of credit for the account of the Borrowers in an aggregate amount of up to Twenty Million Dollars ($20,000,000.00) as a sublimit of the Revolving Credit Facility (the "Letter of Credit Facility"), and (c) PNC has established a swing line revolving line of credit in the principal amount of Fifteen Million Dollars ($15,000,000.00) in favor of the Borrowers as a sublimit of the Revolving Credit Facility (the "Swing Line Credit Facility").

     B. The obligation of the Borrowers to repay advances under the Revolving Credit Facility is evidenced by the Revolving Credit Notes, as defined in the Loan
Agreement.

     C. The obligation of the Borrowers to repay Letters of Credit is evidenced by each Application and Agreement for Letter of Credit, as defined in the Loan Agreement, executed by the Borrowers.

     D. The obligation of the Borrowers to repay advances under the Swing Line Credit Facility is evidenced by the Swing Line Note.

     E. The obligation of the Banks to establish the Revolving Credit Facility and the Letter of Credit Facility and the obligation of PNC to establish the Swing Line Credit Facility is subject to the condition that the Borrower execute and deliver this Stock Pledge Agreement in favor of the Administrative Bank for the benefit of the Banks.

      F. This Pledge Agreement pledges to PNC interests owned by the Borrower in a Person that is not a Consolidated Subsidiary of Res-Care (a
"Non-Consolidated Person").

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth herein and in the Loan Agreement, and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

         2. DEFINITIONS. The following terms or phrases shall have the following meanings:

              1. "Collateral" has the meaning set forth in Section 2.1 of this Stock Pledge Agreement.

              2. "Event of Default" shall have the meaning set forth in
Section 7 of this Stock Pledge Agreement.

              3. "Pledged Shares" means all of the shares of common stock of the Non-Consolidated Persons now or hereafter owned by the Borrower and now or hereafter pledged to the Administrative Bank for the benefit of the Banks pursuant to this Stock Pledge Agreement to secure the payment of the Secured Obligations. A schedule of the Pledged Shares existing as of the date hereof is attached hereto and made a part hereof as EXHIBIT A.

              4. "Secured Obligations" has the meaning set forth in Section 2.1 of this Stock Pledge Agreement.

All terms not otherwise defined herein shall have the meaning set forth for such terms in the Loan Agreement.

         3. GRANT OF SECURITY INTEREST.

         1. The Borrower hereby pledges and assigns to the Administrative Bank and hereby grants to the Administrative Bank, in each case on behalf of the Banks, a security interest in (a) the Pledged Shares, (b) any and all stock rights, rights to subscribe, liquidating dividends, dividends paid in stock, new securities or any other property to which the Borrower is or may hereafter become entitled to receive on account of the Pledged Shares, and (c) all dividends and distributions declared in respect of the Pledged Shares and all proceeds of any sale or other disposition of the Pledged Shares and other property described in this Section 2 to which the Borrower is entitled (hereinafter collectively referred to as the "Collateral"), to secure (i) the payment of the entire unpaid principal of and all interest now accrued or hereafter to accrue on the Revolving Credit Notes, (ii) the payment of the entire unpaid principal of and all interest now accrued or hereafter to accrue on the Swing Line Note, (iii) the payment of all drafts now or hereafter honored by PNC under all Letters of Credit, as such term is defined in the Loan Agreement, now or hereafter issued by PNC pursuant to the Letter of Credit Facility, (iv) the performance of all of the covenants, agreements and obligations of the Borrower hereunder and under the Loan Agreement and the other Loan Instruments, as such term is defined in the Loan Agreement, not otherwise referred to above, and (v) the payment and performance of all other liabilities, obligations, covenants and duties owing by the Borrower to the Banks or either of them arising under or pursuant to the Loan Agreement and/or the other Loan Instruments of any kind or nature, whether now existing or hereafter created, arising or acquired, absolute or contingent, joint or joint and several, due or to become due, and whether or not evidenced by any note, guaranty or other instrument (the Revolving Credit Notes, the Swing Line Note, the obligations of the Borrower in respect of all Letters of Credit and all of the other indebtedness and obligations described in this Section 2.1 are hereinafter collectively referred to as the "Secured Obligations"). The term "Secured Obligations" includes, without limitation, all interest, charges, expenses, reasonable attorneys' fees and any other sums chargeable to the Borrower under the Loan Agreement and/or any other Loan Instrument. The Revolving Credit Notes, the Swing Line Note and the other Secured Obligations are secured by the Pledged Shares and the other Collateral on a pro rata basis without preference, distinction or priority of any kind whatsoever. The Administrative Bank shall hold the Pledged Shares upon the terms and provisions of this Stock Pledge Agreement, and the security interest in the Pledged Shares and the other Collateral granted to the Administrative Bank on behalf of the Banks pursuant to this Stock Pledge Agreement shall continue until all of the Secured Obligations have been respectively paid in full to the Banks and the Banks have no further obligation to lend under the Loan Agreement.

         2. If the Borrower receives additional property of the type described in this Section 2, the Borrower shall immediately deliver such property to the Administrative Bank, to be held by the Administrative Bank pursuant to this Stock Pledge Agreement.

         3. Upon execution of this Stock Pledge Agreement, the Borrower shall deliver to the Administrative Bank the share certificates evidencing the Pledged Shares, together with executed blank stock powers.

         4. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Administrative Bank and the Banks as follows, which representations and warranties shall survive the execution and delivery of this Stock Pledge Agreement and the delivery of the Pledged Shares to the Administrative Bank:

         1. The Borrower has the full right, power and authority to enter into and perform this Stock Pledge Agreement. This Stock Pledge Agreement has been duly entered into and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as enforceability thereof may be limited by applicable bankruptcy, insolvency or other laws affecting creditors' rights generally, and by the application of usual equitable principles where equitable remedies are sought.

         2. The Borrower has good and marketable title to the Pledged Shares, and the Pledged Shares are not and will not be subject to any lien, charge, pledge, encumbrance, claim or security interest of any nature whatsoever, other than the security interest created by this Stock Pledge Agreement.

         3. All of the Pledged Shares are fully paid and non-assessable. The Pledged Shares have been issued to and are registered in the name of the Borrower.

         4. The Borrower has not entered into any stock restriction or purchase agreement with respect to the Pledged Shares which would in any way restrict the sale, pledge or other transfer of the Pledged Shares or of any interest in or to the Pledged Shares.

         5. The execution and delivery of this Stock Pledge Agreement and the performance of the transactions contemplated hereby will not contravene or constitute a default under or result in a lien upon any property of the Borrower pursuant to any applicable law or decree or any agreement, document or instrument binding upon or affecting the Borrower or any of its assets.

         6. There is no action, suit or proceeding pending or, to the best of the Borrower's knowledge, information and belief, threatened against the Borrower which might adversely affect its property or financial condition in any respect.

         7. All statements contained herein pertaining to the Pledged Shares and the other Collateral are true and correct.

     5. AFFIRMATIVE COVENANTS. The Borrower hereby covenants and agrees with the Administrative Bank on behalf of the Banks that the Borrower will observe and perform all of the following provisions until all of the Secured Obligations have respectively been paid in full to the Banks and the Banks have no further obligation to lend under the Loan Agreement and this Stock Pledge Agreement has been terminated by the Administrative Bank on behalf of the Banks:

         1. The Borrower will take all actions and will execute all documents and instruments that may be necessary or as may be reasonably requested by the Administrative Bank (a) to perfect the Administrative Bank's security interest in all of the Collateral in accordance with the requirements of applicable law,
(b) to achieve and maintain the priority of the Administrative Bank's security interest in all of the Collateral, and (c) to maintain, preserve and protect the Collateral and the Administrative Bank's security interest therein.

         2. The Borrower will promptly pay when due, and before penalties would attach, all taxes, assessments, charges, encumbrances and liens now or hereafter imposed upon or affecting the Collateral or any part thereof, unless the Borrower at its own expense is contesting any such amount in good faith by an appropriate proceeding timely instituted and which shall operate to prevent the collection or satisfaction of the lien or amount so contested. If the Borrower fails to pay such amounts and is not contesting the validity or amount thereof in accordance with the preceding sentence, the Administrative Bank may, but is not obligated to, pay such amounts, and such payment shall be conclusive evidence of the legality or validity thereof.

         3. The Borrower will keep the Collateral free and clear of all levies, security interests and other liens and charges whatsoever, excepting only the Administrative Bank's first priority perfected security interest in the Collateral.

         4. The Borrower will, at its own expense, procure, execute and deliver from time to time, in recordable form, all endorsements, Uniform Commercial Code Financing Statements, Uniform Commercial Code Continuation Statements, Uniform Commercial Code Assignments and all other documents and instruments deemed necessary or appropriate by the Administrative Bank in its reasonable judgment to perfect, maintain and protect its perfected security interest in the Collateral. The Borrower will pay all filing and recording fees and taxes charged in connection therewith, and if any such fees and taxes are paid by the Administrative Bank and/or the Banks, the same shall bear interest at the Default Rate, as such term is defined in the Loan Agreement, and all such amounts and all accrued interest thereon shall be added to and constitute part of the Secured Obligations, shall be secured by the Administrative Bank's security interest in all of the Collateral granted to the Administrative Bank with the same priority as the Revolving Credit Notes to the fullest extent permitted by applicable law, and shall be due and payable in full to the Administrative Bank and/or the Banks, as applicable, upon demand made therefor by the Administrative Bank and/or the Banks at any time in their sole and absolute discretion.

         5. The Borrower will appear in and defend any action or proceeding which may affect its title to the Collateral and/or the Administrative Bank's perfected security interest in the Collateral.

    6. NEGATIVE COVENANTS. The Borrower hereby covenants and agrees with the Administrative Bank on behalf of the Banks that the Borrower will not surrender or lose possession of the Collateral or any part thereof (other than to the Administrative Bank pursuant hereto), or sell, further encumber or otherwise dispose of or transfer the Collateral or any part thereof or any of its rights, titles or interests therein without the prior written consent of the Banks.

    7. CERTAIN RIGHTS RESPECTING THE PLEDGED SHARES.

         1. So long as no Event of Default has occurred and is continuing, the Borrower may exercise all voting rights with respect to the Pledged Shares, but the Borrower shall not cause any Non-Consolidated Person to take or fail to take any action which will constitute a breach of any term or provision of the Loan Agreement and/or the other Loan Instruments. Provided, upon the occurrence of any Event of Default, and so long as such Event of Default exists, the Administrative Bank may, at its sole option, exercise all voting rights with respect to the Pledged Shares, and to that end the Borrower hereby constitutes any officer of the Administrative Bank as its proxy and attorney-in-fact for all purposes of voting the Pledged Shares at any annual, regular or special meeting of shareholders of the Non-Consolidated Persons, and this appointment shall be deemed coupled with an interest and is and shall be irrevocable until all of the Secured Obligations have been respectively paid in full to the Banks and the Banks have no further obligation to lend under the Loan Agreement, and all persons whatsoever shall be conclusively entitled to rely upon any oral or written certification of the Administrative Bank that it is entitled to vote the Pledged Shares hereunder. The Borrower shall execute and deliver to the Administrative Bank any additional proxies and powers of attorney that the Administrative Bank may desire in its own name to effectuate the provisions of this Stock Pledge Agreement.

         2. Upon the occurrence and during the continuation of any Event of Default, all dividends and distributions, including liquidating dividends, paid in respect of the Pledged Shares shall be immediately remitted to the Administrative Bank on behalf of the Banks, to be applied by the Banks to the unpaid principal of and/or accrued and unpaid interest on the Secured Obligations on a pro rata basis without preference, distinction or priority of any kind whatsoever. Until all such dividends or other distributions are paid to the Administrative Bank, the Borrower shall hold all of the same in trust and as a fiduciary for the Administrative Bank.

    8. EVENT OF DEFAULT. The following shall each constitute an "Event of Default" hereunder:

         1. If the Borrower shall breach, violate or fail to perform or observe any covenant, obligation, agreement, condition or other provision contained in this Stock Pledge Agreement, and the same is not cured to the reasonable satisfaction of the Banks, as such term is defined in the Loan Agreement, within thirty (30) days after the Administrative Bank has specified such default in a written notice delivered to the Borrower.

         2. The occurrence and continuation of any Event of Default under and as defined in the Loan Agreement.

    9. REMEDIES.

         1. Upon the occurrence of any Event of Default, the Banks may at their option declare the Secured Obligations to be immediately due and payable, the Administrative Bank may exercise the rights with respect to the Pledged Shares contemplated in Section 6 of this Stock Pledge Agreement, and the Administrative Bank, in addition to exercising all other rights or remedies, may proceed to exercise with respect to the Pledged Shares or other Collateral all rights, options and remedies of a secured party upon default as provided under the Uniform Commercial Code as then adopted in the Commonwealth of Kentucky.

         2. The rights of the Administrative Bank upon the occurrence of any Event of Default shall include, without limitation, the following:

         The right to the immediate possession of the Pledged Shares and/or the other Collateral not then in the Administrative Bank's possession without requirement of notice or demand or of any legal process.

        The right to sell or otherwise dispose of the Pledged Shares and/or the other Collateral or any part thereof at one or more public or private sales, in one or more lots or parcels, regardless of whether the Pledged Shares and/or the other Collateral is present at the place of sale, for cash or credit or for future delivery, and on such terms and conditions and in such manner as the Banks may determine in their sole and absolute discretion, with the Banks having the right to bid upon and be the purchaser of any or all of the Pledged Shares and/or the other Collateral so sold at any public sale. Each such public or private sale may be held without demand or advertisement or notice of intention to sell or of the time or place of sale, except as otherwise expressly provided herein, and without prior judicial hearing or other notice or demand of any kind, except as otherwise expressly provided herein, all of which are hereby expressly and unconditionally waived by the Borrower.

        The right to recover the reasonable expenses of the Administrative Bank in preparing for sale and selling the Pledged Shares and/or other Collateral and other like expenses, together with court costs and reasonable attorneys' fees incurred by the Administrative Bank and/or the Banks.

        The right to proceed by appropriate legal process at law or in equity to enforce any provision of this Stock Pledge Agreement or in aid of the execution of any power of sale, or for foreclosure of the security interest of the Administrative Bank in the Pledged Shares and/or the other Collateral, or for the sale of the Pledged Shares and/or the other Collateral under the judgment or decrees of any court.

        All proceeds derived from the enforcement by the Administrative Bank of any one or more of the rights and remedies set forth in this Section 8, after deducting therefrom all reasonable costs and expenses incurred or paid by the Administrative Bank and/or the Banks in enforcing such rights and remedies, shall be applied to the payment of the Secured Obligations on a pro rata basis without preference, distinction or priority of any kind whatsoever.

         10. EXERCISE OF REMEDIES. The rights and remedies of the Administrative Bank upon the occurrence of an Event of Default, whether arising at law, in equity and/or under this Stock Pledge Agreement or under the other Loan Instruments, shall be deemed to be cumulative, and the exercise of any right or remedy shall not be deemed to be an election of that right or remedy to the exclusion of any other right or remedy.

         11. WAIVER. The Borrower hereby waives any claim arising by reason of
(a) the fact that the price for which the Pledged Shares or any part thereof is sold at any private sale or sales is less than the price which would have been obtained at a public sale or sales or is less than the amount of the Secured Obligations; (b) any reasonable delay by the Administrative Bank in selling the Pledged Shares following the occurrence of an Event of Default, including, without limitation, any delays in selling the Pledged Shares resulting from the compliance by the Administrative Bank with applicable federal and state securities laws, even if the price of the Pledged Shares thereafter declines; or
(c) the immediate sale of the Pledged Shares upon the occurrence of an Event of Default, even if the price of the Pledged Shares should thereafter increase.

         12. PAYMENT OF COSTS, ATTORNEYS' FEES AND EXPENSES. To the extent not paid out of the proceeds of sale of the Pledged Shares, the Borrower shall pay any and all reasonable costs, attorneys' fees and other expenses of whatever kind incurred by the Administrative Bank and/or the Banks in connection with (a) enforcing this Stock Pledge Agreement, (b) obtaining possession of the Pledged Shares, (c) the protection and preservation of the Pledged Shares and the other Collateral, and (d) any litigation involving the Pledged Shares or other Collateral, any benefit accruing by virtue of the provisions hereof or the rights of the Administrative Bank and the Banks hereunder.

   12. ADVANCES BY ADMINISTRATIVE BANK AND BANKS. The Borrower shall reimburse the Administrative Bank and the Banks for all reasonable advances made by the Administrative Bank and/or the Banks in performing any actions on behalf of the Borrower pursuant to this Stock Pledge Agreement, including, without limitation, all amounts paid by the Administrative Bank and/or the Banks (a) to discharge taxes, levies, liens and/or security interests against the Pledged Shares and/or the other Collateral, and/or (b) in connection with the exercise by the Administrative Bank and/or the Banks of their rights and remedies hereunder or under the other Loan Instruments and/or at law or in equity. All such advances made by the Administrative Bank and/or the Banks shall bear interest at the Default Rate and all such advances and all interest thereon shall be secured by this Stock Pledge Agreement with the same priority as the Revolving Credit Notes to the fullest extent permitted by the applicable law, and shall be due and payable in full to the Administrative Bank and/or the Banks, as applicable, upon demand made therefor by the Administrative Bank and/or the Banks at any time in their sole and absolute discretion.

        13. IRREVOCABLE ATTORNEY-IN-FACT. The Borrower hereby irrevocably appoints the Administrative Bank as the Borrower's attorney-in-fact (a) to do all acts and things which the Administrative Bank may deem necessary or appropriate in its reasonable discretion to perfect and to continue the perfected status of the security interest in the Pledged Shares and the other Collateral created in favor of the Administrative Bank pursuant to this Stock Pledge Agreement and to protect the Pledged Shares and the other Collateral, and
(b) to perform such other acts in connection with the Pledged Shares and the other Collateral as the Administrative Bank determines in its reasonable discretion to be necessary or appropriate to effectuate the purposes and provisions of this Stock Pledge Agreement.

        14. RETURN OF COLLATERAL. The Administrative Bank at the direction of the Banks may at any time deliver the Pledged Shares or other Collateral, or any part thereof, to the Borrower. The receipt by the Borrower of the Pledged Shares or other Collateral shall be a complete and full discharge of the Administrative Bank and the Banks with respect to such Pledged Shares or other Collateral, and the Administrative Bank and the Banks shall be discharged from any liability or responsibility with respect thereto.

        15. WAIVER OF HEARING. The Borrower hereby irrevocably and expressly waives (a) any constitutional or other right to a judicial hearing prior to the time the Administrative Bank takes possession of and/or disposes of the Pledged Shares and the other Collateral or any part thereof as provided in Section 8 hereof, and (b) all rights to redeem or reclaim the Pledged Shares and the other Collateral or any part thereof, whether sold at public or private sale.

        16. GENERAL WAIVERS. Any forbearance or failure or delay by the Administrative Bank in exercising any right, power or remedy shall not preclude the further exercise thereof, and every right, power and remedy of the Administrative Bank shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed by the Administrative Bank. The Borrower hereby irrevocably and expressly waives (a) any right to require the Administrative Bank and the Banks to proceed against any person or to exhaust any other security for the Secured Obligations or to pursue any remedy in their power prior to enforcing the Administrative Bank's security interest in the Pledged Shares and the other Collateral and the Administrative Bank's other rights hereunder, and (b) any right to require the Administrative Bank to enforce its security interest in all of the Pledged Shares and the other Collateral contemporaneously in time. It is understood and agreed by the Borrower that the Administrative Bank has the right, in the sole and absolute discretion of the Banks, to enforce or forbear from enforcing its security interest in the Pledged Shares and the other Collateral or any part thereof as the Banks elect in their sole and absolute discretion.

        17.    NOTICE.

               17.1 Any requirement of the Uniform Commercial Code of reasonable notice of the intended sale or other disposition of the Pledged Shares and the other Collateral which may not otherwise be waived shall be met if such notice is given to the Borrower at least ten (10) Business Days, as such term is defined in the Loan Agreement, before the time of sale, disposition or other event or thing giving rise to the requirement of notice.

               17.2 All notices and other communications under this Stock Pledge Agreement shall be in writing and shall be personally delivered or sent by express courier service, or by registered or certified United States mail, return receipt requested, postage prepaid, addressed as follows (or to such other address as to which either the Borrower or the Administrative Bank shall have given the other written notice):

               If to the Borrower:    Res-Care, Inc.
                                      10140 Linn Station Road
                                      Louisville, Kentucky 40223
                                      Attn:   Mr. Ronald G. Geary

               If to the
        Administrative Bank:          PNC Bank, National Association
                                      500 West Jefferson Street
                                      Louisville, Kentucky 40202
                                      Attn: Mr. Ben Willingham

                                      cc: John S. Egan
                                      Brown, Todd & Heyburn PLLC
                                      3200 Aegon Center

         Louisville, Kentucky 40202

        All written notices and other communications required under this Stock Pledge Agreement shall be deemed given upon the earliest of (a) actual delivery in person, (b) one (1) Business Day after having been delivered to an express courier service, or (c) two (2) Business Days after having been deposited in the United States mails, in accordance with the foregoing.

        18. FURTHER ASSURANCES. The Borrower shall execute all such other documents or instruments, and shall take such other actions, as the Administrative Bank and/or the Banks may reasonably request to more fully create and maintain, or to verify, ratify or perfect, the security interest in the Pledged Shares and the other Collateral hereby created in favor of the Administrative Bank pursuant to this Stock Pledge Agreement.

        19. NO IMPLIED WAIVER. All options and rights of the Administrative Bank hereunder are continuing, and the failure of the Administrative Bank to exercise any such option or right in any instance shall not be construed as waiving the right to exercise such option or right at any subsequent time or be construed as waiving the right to exercise any other option or right hereunder or at law or in equity. No exercise by the Administrative Bank of any of the options, rights or powers provided herein and no delay or omission in the exercise of such options, rights or powers provided herein shall be construed to exhaust the same or be construed as a waiver thereof, and each such option, right and power may be exercised at any time and from time to time.

        20. SEVERABILITY OF PROVISIONS. If any term or provision of this Stock Pledge Agreement is held to be invalid or unenforceable in any jurisdiction, the other terms and provisions hereof shall remain in full force and effect in such jurisdiction and the invalid or unenforceable provision shall remain in full force and effect in all other jurisdictions.

        21. GOVERNING LAW. This Stock Pledge Agreement and the respective rights, duties and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the Commonwealth of Kentucky.

        22. SUCCESSORS AND ASSIGNS. This Stock Pledge Agreement shall bind the Borrower and its successors and assigns and shall inure to the benefit of the Administrative Bank and the Banks and their respective successors and assigns, including, without limitation, each subsequent holder of the Revolving Credit Notes, the Swing Line Note and/or the other Secured Obligations.

        23. CAPTIONS. The various section headings used in this Stock Pledge Agreement are inserted for convenience of reference only and shall be ignored in interpreting or construing the provisions hereof.

        24. TIME OF THE ESSENCE. Time shall be of the essence in the performance of all of the Borrower's covenants, obligations and agreements under this Stock Pledge Agreement.

        25. ENTIRE AGREEMENT. This Stock Pledge Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior understandings with respect to the subject matter hereof. No change, modification, addition or termination of this Stock Pledge Agreement shall be enforceable unless in writing and signed by the party against whom enforcement is sought.

        IN WITNESS WHEREOF, the Borrower and the Administrative Bank have executed this Stock Pledge Agreement on the day and year first above written.

                                    By:
                                        --------------------------------
                                        Authorized Officer
                                        (the "Shareholder")

                                        PNC BANK, NATIONAL ASSOCIATION,
                                        in its
                                        capacity as the Administrative Bank for
                                        the Banks



                                    By:
                                       ------------------------------------
                                       Ben Willingham
                                       Vice President
                                                     (the "Administrative Bank")

                                    EXHIBIT A

                                 PLEDGED SHARES
                                 --------------

                                    EXHIBIT P

                            BORROWER COUNSEL OPINION
                            ------------------------

                                    EXHIBIT Q

          PNC's standard Application and Agreement for Letter of Credit